As filed with the Securities and Exchange Commission on February 26, 2015

1933 Act File No. 33-34502
1940 Act File No. 811-6102

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 40

AND

REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 42

MFS® SERIES TRUST VI

(Exact Name of Registrant as Specified in Charter)

111 Huntington Avenue, Boston, Massachusetts 02199-7632

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: 617-954-5000

Susan S. Newton, Massachusetts Financial Services Company

111 Huntington Avenue, Boston, Massachusetts 02199-7632

(Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b)

☒ on February 28, 2015 pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(i)

☐ on [date] pursuant to paragraph (a)(i)

☐ 75 days after filing pursuant to paragraph (a)(ii)

☐ on [date] pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

February 28, 2015

PROSPECTUS

MFS® Global Equity Fund

The investment objective of the fund is to seek capital appreciation.

CLASS	TICKER SYMBOL
Class A	MWEFX
Class B	MWEBX
Class C	MWECX
Class I	MWEIX
Class R1	MWEGX
Class R2	MEQRX
Class R3	MWEHX
Class R4	MWELX
Class R5	MWEMX

The Securities and Exchange Commission has not approved or disapproved the fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

 LGE-PRO-022815

MFS Global Equity Fund

Summary of Key Information

Investment Objective

The fund’s investment objective is to seek capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy and hold shares of the fund.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 7 of the fund’s Prospectus and “Waivers of Sales Charges” on page H-1 of the fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment):

Share Class	A		B	C	I	R1	R2	R3	R4	R5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%		None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00	%#	4.00%	1.00%	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B	C	I	R1	R2	R3	R4	R5
Management Fee	0.83%	0.83%	0.83%	0.83%	0.83%	0.83%	0.83%	0.83%	0.83%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	1.00%	0.50%	0.25%	None	None
Other Expenses	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.07%
Total Annual Fund Operating Expenses	1.23%	1.98%	1.98%	0.98%	1.98%	1.48%	1.23%	0.98%	0.90%

#                 This contingent deferred sales charge (CDSC) applies to shares purchased without an initial sales charge and redeemed within 18 months of purchase.

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MFS Global Equity Fund

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$693	$943	$1,212	$1,978
Class B Shares assuming
redemption at end of period	$601	$921	$1,268	$2,113
no redemption at end of period	$201	$621	$1,068	$2,113
Class C Shares assuming
redemption at end of period	$301	$621	$1,068	$2,306
no redemption at end of period	$201	$621	$1,068	$2,306
Class I Shares	$100	$312	$542	$1,201
Class R1 Shares	$201	$621	$1,068	$2,306
Class R2 Shares	$151	$468	$808	$1,768
Class R3 Shares	$125	$390	$676	$1,489
Class R4 Shares	$100	$312	$542	$1,201
Class R5 Shares	$92	$287	$498	$1,108

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance.  During the most recent fiscal year, the fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests at least 80% of the fund’s net assets in equity securities.

Equity securities include common stocks, preferred stocks, securities convertible into stocks, equity interests in real estate investment trusts (REITs), and depositary receipts for such securities.

In selecting investments for the fund, MFS is not constrained to any particular investment style. MFS may invest the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

While MFS may invest the fund’s assets in companies of any size, MFS primarily invests in companies with large capitalizations.

MFS may invest the fund’s assets in U.S. and foreign securities, including emerging market securities.

MFS normally allocates the fund’s investments across different countries and regions.

MFS may invest a large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative models that systematically evaluate issuers may also be considered.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Stock Market/Company Risk:  Stock markets are volatile and can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions, as well as to investor perceptions of these conditions. The price of an equity security can decrease significantly in response to these conditions, and these conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the market in general.

Foreign and Emerging Markets Risk:  Exposure to foreign markets, especially emerging markets, through issuers or currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, and other conditions. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

Currency Risk:  The value of foreign currencies relative to the U.S. dollar fluctuates in response to market, economic, industry, political, regulatory, geopolitical, and other conditions, and a decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

Geographic Focus Risk: The fund’s performance will be closely tied to the market, currency, economic, political, regulatory, geopolitical, and other conditions in the countries or regions in which the fund’s assets are invested.

Liquidity Risk:  It may be difficult to value, and it may not be possible to sell, certain investments, types of investments, and/or investments in certain segments of the market, and the fund may have to sell certain of these investments at a price or time that is not advantageous in order to meet redemptions or other cash needs.

Investment Selection Risk:  MFS’ investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance.

The fund’s past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future.

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MFS Global Equity Fund

Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Class A Bar Chart.  The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

During the period(s) shown in the bar chart, the highest quarterly return was 18.83% (for the calendar quarter ended June 30, 2009) and the lowest quarterly return was (18.24)% (for the calendar quarter ended December 31, 2008).

Performance Table.

Average Annual Total Returns

(For the Periods Ended December 31, 2014)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares	(1.03)%	10.67%	7.53%
C Shares	1.96%	10.93%	7.37%
I Shares	4.02%	12.05%	8.45%
R1 Shares	2.98%	10.95%	7.34%
R2 Shares	3.50%	11.50%	7.86%
R3 Shares	3.73%	11.77%	8.13%
R4 Shares	3.99%	12.05%	8.41%
R5 Shares	4.08%	12.09%	8.47%
A Shares	(2.22)%	10.46%	7.54%
Returns After Taxes on Distributions
A Shares	(2.61)%	10.24%	6.85%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	(0.94)%	8.37%	6.17%
Index Comparison (Reflects no deduction for fees, expenses, or taxes)
MSCI World Index	5.50%	10.81%	6.61%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
David Mannheim	1992	Investment Officer of MFS
Roger Morley	2009	Investment Officer of MFS

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or through MFS Service Center, Inc. (MFSC) by overnight mail (MFSC, c/o Boston Financial Data Services, 30 Dan Road, Canton, MA  02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class I, Class R1, Class R2, Class R3, Class R4, Class R5	None	None

Taxes

If your shares are held in a taxable account, the fund’s distributions will be taxed to you as ordinary income and/or capital gains.  If your shares are held in a tax-deferred account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker/dealer or other financial intermediary (such as a bank), the fund, MFS, and/or MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your broker/dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.

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MFS Global Equity Fund

Investment Objective, Strategies, and Risks

Investment Objective

The fund’s investment objective is to seek capital appreciation. The fund’s objective may be changed without shareholder approval.

Principal Investment Strategies

MFS normally invests at least 80% of the fund’s net assets in equity securities.

In selecting investments for the fund, MFS is not constrained to any particular investment style. MFS may invest the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

While MFS may invest the fund’s assets in companies of any size, MFS primarily invests in companies with large capitalizations.

MFS may invest the fund’s assets in U.S. and foreign securities, including emerging market securities.

MFS normally allocates the fund’s investments across different countries and regions.

MFS may invest a large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

Principal Investment Type

The principal investment type in which the fund may invest is:

Equity Securities:  Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, equity interests in REITs, and depositary receipts for such securities.

Principal Risks

The share price of the fund will change daily based on changes in market, economic, industry, political, regulatory, geopolitical, and other conditions. As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Stock Market Risk:  The price of an equity security fluctuates in response to issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions, as well as to investor perceptions of these conditions. Prices can decrease significantly in response to these conditions, and these conditions can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these conditions. For example, the stocks of growth companies can react differently from the stocks of value companies, and the stocks of large cap companies can react differently from the stocks of small cap companies. Certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on stock markets.

Company Risk:  Changes in the financial condition of a company or other issuer, changes in specific market, economic, industry, political, regulatory, geopolitical, and other conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, regulatory, geopolitical and other conditions can adversely affect the price of an investment. The price of securities of smaller, less well-known issuers can be more volatile than the price of securities of larger issuers or the market in general.

Foreign Risk:  Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, and other conditions. Political, social, and economic instability, U.S. and foreign government action such as the imposition of currency or capital controls, economic and trade sanctions or embargoes, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country. Economies and financial markets are becoming more connected, which increases the likelihood that conditions in one country or region can adversely impact issuers in different countries and regions. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, and other conditions than the U.S. market.

Emerging Markets Risk:  Emerging market investments can involve additional and greater risks than the risks associated with investments in developed foreign markets securities. Emerging markets typically have less developed economies and markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and more government involvement in the economy than developed countries. Emerging markets can also be subject to greater political, social, and economic instability. These factors can make emerging market investments more volatile and less liquid than investments in developed markets.

Currency Risk:  A decline in the value of a foreign currency relative to the U.S. dollar reduces the value of the foreign currency and investments denominated in that currency. In addition, the use of foreign exchange contracts to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. The value of foreign currencies relative to the U.S. dollar fluctuates in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory conditions in the U.S. or abroad. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other conditions.

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MFS Global Equity Fund

Geographic Focus Risk:  The fund’s performance will be closely tied to the market, currency, political, economic, regulatory, geopolitical, and other conditions in the countries and regions in which the fund’s assets are invested.  These conditions include anticipated or actual government budget deficits or other financial difficulties, levels of inflation and unemployment, fiscal and monetary controls, and political and social instability in such countries and regions.  If MFS invests a significant percentage of the fund’s assets in issuers located in a single country, a small number of countries, or a particular geographic region, these conditions will have a significant impact on the fund’s performance.

Liquidity Risk:  Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market, or may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical, and other conditions.  At times, all or a large portion of segments of the market may not have an active trading market. Without an active trading market, it may be difficult to value, and it may not be possible to sell, these investments and the fund may have to sell certain of these investments at a price or time that is not advantageous in order to meet redemptions or other cash needs.

Investment Selection Risk:  MFS’ investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Other Investment Strategies and Risks

Active and Frequent Trading:  MFS may engage in active and frequent trading in pursuing the fund’s principal investment strategies. Frequent trading increases transaction costs, which may reduce the fund’s return. Frequent trading can also increase the possibility of capital gain distributions. Capital gain distributions generally increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle.

Temporary Defensive Strategy:  In response to adverse market, economic, industry, political, or other conditions, MFS may depart from the fund’s principal investment strategies by temporarily investing for defensive purposes. When MFS invests defensively, different factors could affect the fund’s performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

Further Information on Investment Strategies, Types, and Risks:  Information about investment strategies and investment types not described in the Prospectus and the risks associated with those investment strategies and investment types are described in the fund’s SAI.

Management of the Fund

Investment Adviser

MFS, located at 111 Huntington Avenue, Boston, Massachusetts, serves as the investment adviser for the fund.  Subject to the supervision of the fund’s Board of Trustees, MFS is responsible for managing the fund’s investments, executing transactions, and providing related administrative services and facilities under an Investment Advisory Agreement between the fund and MFS.

For the fiscal year ended October 31, 2014, the fund paid MFS an effective management fee equal to 0.82% of the fund’s average daily net assets.

The management fee set forth in the Investment Advisory Agreement is 0.90% of the fund’s average daily net assets annually up to $1 billion, 0.75% of the fund’s average daily net assets annually in excess of $1 billion up to $2 billion and 0.65% of the fund’s average daily net assets annually in excess of $2 billion.

Effective August 1, 2014, MFS has agreed in writing to reduce its management fee to 0.60% of the fund’s average daily net assets annually in excess of $5 billion. This written agreement will remain in effect until modified by the fund’s Board of Trustees, but such agreement will continue until at least February 29, 2016.

In addition, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the fiscal year ended October 31, 2014, this management fee reduction amounted to less than 0.01% of the fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement is available in the fund’s annual report for the one-year period ended October 31, 2014.

MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $430 billion as of December 31, 2014.

Disclosure of Portfolio Holdings. The fund has established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI.

The following information is generally available to you on mfs.com (once you have selected “Explore our Products & Services,” “Individual Investor,” and “United States,” click on the fund’s name in the “Select a fund” menu under “View MFS Funds,” then click on the “Characteristics” tab):

Information	Approximate Date of Posting To Web Site
Fund’s top 10 holdings as of each month’s end	14 days after month end
Fund’s full holdings as of each month’s end	24 days after month end

Holdings also include short positions, if any.

Note that the fund or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will generally remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

Portfolio Manager(s)

Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
David Mannheim	Portfolio Manager	Employed in the investment area of MFS since 1988
Roger Morley	Portfolio Manager	Employed in the investment area of MFS since 2002

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MFS Global Equity Fund

Administrator

MFS provides the fund with certain financial, legal, and other administrative services under a Master Administrative Services Agreement between the fund and MFS. Under the Agreement, MFS is paid an annual fee for providing these services.

Distributor

MFS Fund Distributors, Inc. (“MFD”), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.

Shareholder Servicing Agent

MFS Service Center, Inc. (“MFSC”), a wholly owned subsidiary of MFS, provides dividend and distribution disbursing and transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC receives a fee based on the costs it incurs in providing these services and a target profit margin. In addition, MFSC is reimbursed for payments made to service providers that provide certain sub-accounting and other shareholder services (shareholder servicing payments) and out-of-pocket expenses. No shareholder servicing payments are made for Class R5 shares.

Description of Share Classes

The fund offers Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, and Class R5 shares through this prospectus. All classes of the fund have the same investment objective and investments, but each class has its own sales charge and expense structure. Your financial intermediary may also charge you additional fees, commissions, or other charges. You should consult with your financial intermediary to help you determine which class is most appropriate for you.

Class I shares generally are available only to the following eligible investors:

•                  certain retirement plans established for the benefit of employees and former employees of MFS or its affiliates;

•                  defined benefit retirement plans, endowments or foundations;

•                  bank trust departments or law firms acting as trustee or manager for trust accounts;

•                  investors who purchase shares through asset-based fee programs available through financial intermediaries;

•                  employees and former employees of MFS and its subsidiaries who were employed by MFS or its subsidiaries on or after January 1, 2013, trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, and joint accounts with such persons’ spouses or legal equivalents under applicable state law; and

•                  trustees and former trustees of any investment company for which MFD serves as a distributor and who served as trustee on or after January 1, 2013, trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, and joint accounts with such persons’ spouses or legal equivalents under applicable state law.

In addition, MFD may accept, in its sole discretion, investments in Class I shares from purchasers not listed above.

Class R1, Class R2, Class R3, and Class R4 shares generally are available only to eligible retirement plans (401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans any of whose accounts are maintained by the fund at an omnibus level (“Employer Retirement Plans”)).

Class R5 shares generally are available only to Employer Retirement Plans, investment companies distributed by MFD, endowments and foundations, local, city and state agencies (or entities acting on their behalf), funded welfare benefit plans (e.g., Voluntary Employees’ Beneficiary Association (VEBA) and Other Post-Employment (OPEB) plans), unaffiliated registered investment companies, and collective investment trusts.

Class R1, Class R2, Class R3, Class R4, and Class R5 shares generally are not available to traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, salary reduction only 403(b) plans, and 529 tuition plans.

Shareholders may be able to convert between Class A shares and Class I shares of the fund if they satisfy eligibility requirements for the other class, if any. Class I shareholders may be able to convert their Class I shares to Class R5 shares of the fund if they satisfy eligibility requirements of Class R5 shares.

Class C shareholders may be able to convert their Class C shares not subject to a CDSC to Class I shares of the fund if they satisfy eligibility requirements of Class I shares.

If a shareholder converts from one share class to another share class of the fund, the transaction will be based on the respective net asset value of each class as of the trade date for the conversion. Consequently, the converting shareholder may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. The total value of the initially held shares, however, will equal the total value of the converted shares. A conversion between share classes in the same fund is a nontaxable event.

Sales Charges and Waivers or Reductions

You may be subject to an initial sales charge when you purchase Class A, or a CDSC when you redeem Class A, Class B, or Class C shares. These sales charges are paid to MFD.

In the circumstances described below, you may qualify for a sales charge waiver or reduction for purchases or redemptions of Class A, Class B, or Class C shares. In addition, other sales charge waivers or reductions apply to certain transactions by retirement plans, section 529 tuition programs, and certain other groups (e.g., affiliated persons of MFS) and with respect to certain types of investment programs (e.g., asset-based fee programs available through certain financial intermediaries). Details regarding the types of investment programs and categories of investors eligible for these waivers or reductions are provided in the SAI, which is available to you free of charge and on the fund’s Web site at mfs.com. Some of these programs and waivers or reductions are not available to you if your shares are held through certain types of accounts, such as retirement accounts and 529 plans, or certain accounts that you have with your financial intermediary. Waivers or reductions may be eliminated, modified, and added at any time without providing advance notice to shareholders.

Class A Shares.  You may purchase Class A shares at the offering price (which includes the applicable initial sales charge).

The amount of the initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest, as follows:

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MFS Global Equity Fund

	INITIAL SALES CHARGE AS PERCENTAGE OF:
Amount of Purchase	GROSS PURCHASE AMOUNT (OFFERING PRICE*)	NET AMOUNT INVESTED
Less than $50,000	5.75%	6.10%
$50,000 but less than $100,000	4.75%	4.99%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.75%	2.83%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 or more	None	None

*                 Offering price is calculated by dividing the net asset value of a share by the difference between 1 and the initial sales charge percentage. Because the offering price is rounded to two decimal places, actual sales charges you pay may be more or less than those calculated using these percentages.

You may purchase Class A shares without an initial sales charge when you invest $1 million or more in Class A shares. However, for purchasers other than Employer Retirement Plans, a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 18 months of purchase.

Class B Shares.  You may purchase Class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years after purchase, you may be subject to a CDSC (declining from 4% during the first year to 0% after six years).

The CDSC is imposed according to the following schedule:

Year of redemption after purchase	1st	2nd	3rd	4th	5th	6th	7th
Contingent deferred sales charge	4%	4%	3%	3%	2%	1%	0%

If you hold Class B shares for approximately eight years, they will convert to Class A shares of the fund. All Class B shares you acquire through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any Class B shares in your account convert to Class A shares, a proportionate number of the Class B shares in the sub-account will also convert to Class A shares.

Class C Shares.  You may purchase Class C shares at net asset value without an initial sales charge. However, a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 12 months of your purchase.

Class I Shares.  Eligible investors may purchase Class I shares at net asset value without an initial sales charge or a CDSC upon redemption.

Class R1, Class R2, Class R3, Class R4, and Class R5 Shares.  Eligible investors may purchase Class R1, Class R2, Class R3, Class R4, and Class R5 shares at net asset value without an initial sales charge or a CDSC upon redemption.

Sales Charge Waivers or Reductions.  Below is a summary of certain investor programs whereby the applicable sales charge may be waived or reduced. You or your financial intermediary must inform MFSC upon purchasing fund shares of your intention to invest in a fund under one of the programs below. You can provide this information in your account application or through a separate document provided by your financial intermediary.

INVESTMENTS ELIGIBLE FOR:
Program	WAIVED INITIAL SALES CHARGE	REDUCED INITIAL SALES CHARGE	WAIVED CDSC
Letter of Intent		X
Right of Accumulation		X
Automatic Exchange Plan	X*
Exchange Privilege	X*
Systematic Withdrawal Plan			X**
Distribution Reinvestment	X
Distribution Investment Program	X
Reinstatement Privilege	X
Other Sales Charge Waivers	X		X

*           Investments under the Automatic Exchange Plan or certain other exchanges may be subject to a sales charge in certain cases.

**    Not currently available for Class A shares and limited for Class B and Class C shares. Effective January 4, 2016, limited for Class A shares.

•                  Letter Of Intent (LOI).  You may pay a reduced or no initial sales charge on purchases of Class A shares if you intend to invest a specific dollar amount, based on the gross amount of your investment (including the amount of any sales charge paid), including investments through any linked accounts in any class of any MFS fund within a 13-month period (36 months for a $1 million commitment). Distributions reinvested in additional shares of the fund or distributions from other MFS funds automatically invested in shares of the fund will not apply toward the satisfaction of the LOI.

For each purchase you make under the LOI you will pay the initial sales charge rate applicable to the total amount you intended to purchase. If, however, you do not purchase the intended amount within the relevant time period, your account will be adjusted by redemption of the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased.

To establish an LOI, complete the Letter of Intent section of your account application or service application. In order to benefit from the LOI, you or your financial intermediary must inform MFSC that the LOI is in effect each time shares of a fund are purchased.

•                  Right Of Accumulation (ROA).  Under the ROA, you may pay a reduced or no initial sales charge on purchases of Class A shares by aggregating the total dollar amount of your investment with your existing investments or any linked accounts invested in MFS funds, based on the current maximum public offering price of the funds. For example, you will pay a sales charge on your current purchase at the rate applicable to the total value of all eligible accounts based on the sales charge schedule above.

•                  Linking Accounts For LOI and ROA.  For purposes of obtaining reduced sales charges under the LOI and ROA, you may combine the value of your accounts with those of your spouse (or legal equivalent under applicable state law) and your children under the age of 21.

Eligible accounts that you may link under an LOI and ROA are:

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MFS Global Equity Fund

•                  Individual accounts;

•                  Joint accounts;

•                  Trust accounts of which you, your spouse (or legal equivalent under applicable state law), or child under the age of 21 is the grantor;

•                  MFS 529 College Savings Plan accounts;

•                  Certain single-participant retirement plan accounts;

•                  Certain Individual Retirement Accounts;

•                  Uniform Gifts/Transfers to Minor Acts accounts; and

•                  Accounts held in the name of your financial intermediary on your behalf.

In order to link such accounts, the broker/dealer at the time of your current purchase for an ROA or at the time of the establishment of an LOI must be the broker/dealer (or the clearing broker/dealer for your broker/dealer so long as your account is not aggregated by the clearing broker/dealer with other accounts) for any additional accounts to be linked. MFS fund shares held as follows cannot be combined for purposes of an LOI or ROA:

•                  Shares held indirectly through financial intermediaries other than the broker/dealer for your current purchase (for example, shares held in a different broker/dealer’s brokerage account or with a bank, an insurance company separate account or an investment adviser); or

•                  Shares held directly in a MFS fund account on which the broker/dealer is different than the broker/dealer for your current purchase for an ROA or is different than the broker/dealer at the time of the establishment of the LOI.

It is your responsibility to inform the broker/dealer for each current purchase of any accounts held with the MFS funds that you believe are eligible to be linked under an LOI or an ROA. If you have not designated a broker/dealer, you should inform MFSC directly of any accounts held with the MFS funds that you believe are eligible to be linked under an LOI or an ROA. You should provide your financial intermediary (or MFSC if you have not designated a broker/dealer) with certain supporting information at the time of each purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of an LOI or ROA. Such information may include shareholder identification numbers or applicable account numbers or account statements. Your financial intermediary is responsible for taking into account this information about accounts eligible to be combined when transmitting your purchase order to the fund.

Special Note for ROA eligible accounts linked prior to May 1, 2006. Any ROA eligible accounts linked prior to May 1, 2006, will remain linked to the extent the broker/dealer information for such accounts is not modified. In the event you change the broker/dealer for any such account, your accounts will no longer be eligible to be linked under an ROA. In addition, with respect to ROA eligible accounts linked prior to May 1, 2006, you will not be able to link additional accounts to the extent they do not meet the criteria discussed above.

•                  Automatic Exchange Plan (not available for Class R1, Class R2, Class R3, Class R4, and Class R5 shares).  If you have a balance of at least $2,000 in your account in the fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic periodic exchanges from your account in the fund for shares of the same class of other MFS funds. Exchanges will generally be made at net asset value without any sales charges. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange.  Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the exchanged fund and the original purchase date of the shares subject to the CDSC.

•                  Systematic Withdrawal Plan. If you have a balance of at least $5,000 in your account in the fund, you may elect to receive (or designate someone else to receive) regular periodic payments (of at least $50 if by check) through an automatic redemption of Class A, Class B, Class C, or Class I shares. For Class B and Class C shares, you may incur a CDSC when Class B or Class C shares are redeemed under the plan (or plans if more than one plan is established) if greater than 10% of the value of your account is withdrawn under the plan(s) in any one year (determined at the time of your first withdrawal under the plan(s), or January 3, 2007 with respect to Class B shares, or January 2, 2008 with respect to Class C shares, whichever is later). The applicable CDSC will be prorated across all of your payments taken in the one year period. For Class A shares, you may incur a CDSC when Class A shares are redeemed under this plan. Effective January 4, 2016, for Class A shares, you may incur a CDSC when Class A shares are redeemed under the plan (or plans if more than one plan is established) if greater than 10% of the value of your account is withdrawn under the plan(s) in any one year (determined at the time of your first withdrawal under the plan(s), or January 4, 2016, whichever is later).

•                  Distribution Reinvestment.  You may automatically reinvest dividend and capital gain distributions in the same fund without paying an initial sales charge.

•                  Distribution Investment Program.  You may automatically reinvest dividend and capital gain distributions from Class A, Class B, and Class C shares into the same class of another MFS fund without paying a CDSC or an initial sales charge.

•                  Reinstatement Privilege.  With respect to Class A, Class B and Class C shares, after you have redeemed fund shares, you have a one-time right per fund per registration to reinvest the proceeds in the fund within 90 days of the redemption without paying a sales charge. Proceeds can only be reinvested in the same class of the same fund under the same account registration, except proceeds from a Class B share redemption can only be reinvested into Class A shares.

Any CDSC paid upon the redemption of Class A shares or Class C shares will be credited to your account, and your new Class A shares or Class C shares will be subject to a CDSC according to the CDSC schedule applicable to your original shares.

Any CDSC paid upon the redemption of Class B shares will not be credited to your account.

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MFS Global Equity Fund

In order to benefit from the reinstatement privilege, you or your financial intermediary must inform MFSC that the reinstatement privilege is in effect each time shares of the fund are purchased under this privilege.

Calculation Of CDSC.  As discussed above, certain investments in Class A, Class B, and Class C shares are subject to a CDSC. For purposes of calculating the CDSC, purchases made on any day during a calendar month will age one month at the close of business on the last day of that month, and at the close of business on the last day of each subsequent month.  The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the CDSC, if you sell only some of your shares, shares not subject to a CDSC are sold first, followed by shares held the longest.

Shares acquired through reinvestment of distributions are not subject to a CDSC.

Distribution and Service Fees

The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Distribution Plan”). Under the Distribution Plan, the fund pays distribution and/or service fees to MFD to support the sale and distribution of Class A, Class B, Class C, Class R1, Class R2, and Class R3 shares, and/or shareholder servicing and account maintenance activities. These distribution and/or service fees equal on an annual basis up to the following maximum percentages of average daily net assets of the class:

CLASS	MAXIMUM DISTRIBUTION FEE	MAXIMUM SERVICE FEE	MAXIMUM TOTAL DISTRIBUTION AND SERVICE FEE
Class A	0.00%	0.25%	0.25%
Class B	0.75%	0.25%	1.00%
Class C	0.75%	0.25%	1.00%
Class R1	0.75%	0.25%	1.00%
Class R2	0.25%	0.25%	0.50%
Class R3	0.00%	0.25%	0.25%

These fees are paid out of fund assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges.

MFD has voluntarily agreed to rebate to the class a portion of each class’ 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to seed money of MFS or an affiliate.

The fund has not adopted a Rule 12b-1 plan with respect to its Class I, Class R4, or Class R5 shares.

Financial Intermediary Compensation

The term “financial intermediary” refers to any broker/dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company, and any other institution having a selling, administration, or any similar agreement with MFD, MFS, or any of their affiliates.

Financial intermediaries receive various forms of compensation in connection with the sale of shares of a fund and/or the servicing of shareholder accounts. Financial intermediaries may receive such compensation (i) in the form of up-front commissions and ongoing asset-based compensation paid by MFD based on sales charges received and expected to be received by MFD from shareholders and Distribution Plan distribution and service payments received by MFD from the fund, (ii) in the form of shareholder servicing payments paid by MFD and/or one or more of its affiliates (for purposes of this section only, collectively, “MFD”) based on the receipt of such payments by MFD from the fund, and (iii) in the form of payments paid by MFD from MFD’s own additional resources.

Financial intermediaries may receive up-front commissions of up to the following percentage amounts for sales of the following share classes:

SHARE CLASS	UP FRONT COMMISSION AS A PERCENTAGE OF OFFERING PRICE
Class A	5.75%
Class B	3.75%
Class C	1.00%

In addition, financial intermediaries may receive payments from MFD from MFD’s own additional resources as incentives to market the MFS funds, to cooperate with MFD’s promotional efforts and/or in recognition of their marketing, administrative services, and/or processing support. This compensation from MFD is not reflected in the fees and expenses listed in the fee table section of the fund’s prospectus.  MFD compensates financial intermediaries based on criteria established by MFD from time to time that consider, among other factors, the distribution potential of the financial intermediary, the types of products and programs offered by the financial intermediary, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary and the quality of the overall relationship with the financial intermediary.

These additional payments by MFD may take the form of payments to financial intermediaries that provide marketing support and administrative services to MFD with respect to fund shares sold or held through the financial intermediary’s distribution network and/or through programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. MFD may also make payments to financial intermediaries to help offset the cost associated with client account maintenance support, statement preparation, and transaction processing. To the extent permitted by SEC (Securities and Exchange Commission) and FINRA (Financial Industry Regulatory Authority) rules and other applicable laws and regulations, MFD may make other payments or allow other promotional incentives or payments to financial intermediaries.

The types of payments described above are not exclusive and such payments can be significant to the financial intermediary. In addition, the compensation that financial intermediaries receive may vary by class of shares sold and among financial intermediaries. Depending upon the arrangements in place at any particular time, financial intermediaries may have a financial incentive to recommend a particular fund or share class.

You can find further details in the SAI about the payments made by MFD and the services provided by financial intermediaries. Financial intermediaries may charge you additional fees and/or commissions other than those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries that sell fund shares may also act as a broker/dealer in connection with a MFS fund’s purchase or sale of portfolio securities. However, the fund and MFS do not consider financial intermediaries’ sales of shares of an MFS fund as a factor when choosing broker/dealers to effect portfolio transactions for the MFS funds.

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MFS Global Equity Fund

How To Purchase, Redeem, and Exchange Shares

You may purchase, redeem, and exchange shares of the fund in the manner described below. The fund is generally only available to U.S. residents with a valid U.S. tax identification number (and to certain other qualified investors). If you buy or sell shares of a fund through a retirement account, 529 plan, or financial intermediary, the procedures for buying, selling, and exchanging shares of the fund and the features, policies and fees may differ from those discussed in this prospectus. Investment minimums may be waived or reduced for certain types of investors and investments and your financial intermediary may have additional minimums.

How to Purchase Shares

Your shares will be bought at the offering price (the net asset value per share plus any applicable initial sales charge) next calculated after your purchase order is received in proper form. Your financial intermediary is responsible for transmitting your purchase order to the fund in proper form and in a timely manner. MFSC reserves the right to reject any purchase order that is not in proper form. The specific requirements for proper form depend on the type of account and transaction and the method of purchase; contact MFSC if you have questions about your particular circumstances. Certain restrictions apply to the use of a transfer on death registration.  You or your financial intermediary should contact MFSC to obtain a Transfer on Death registration form and for information regarding MFSC’s other requirements for transfer on death registrations. If payment for a purchase order is not received by the time required under applicable law, your purchase order may be cancelled and your financial intermediary could be liable for any costs or losses.

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders. The fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

The fund is required by law to obtain from you certain personal information that will be used to verify your identity. If you do not provide the information, the fund will not be able to open your account. The fund must also take certain steps to verify that the account information you provide is correct.

Class A, Class B, and Class C Shares.  You can establish an account by having your financial intermediary process your purchase or by contacting MFSC directly.

Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the MFS funds have a total value equal to $99,999 for Class B share purchases or $999,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the MFS funds that are linked under a LOI or ROA will be included.

The fund or its agents may at their discretion accept a purchase request for Class B shares or Class C shares that would otherwise exceed the total account value limitation of $99,999 and $999,999, respectively, under certain circumstances, including purchases by certain types of group or sponsored retirement plans.

Class I Shares.  You can establish an account through your MFD representative, by having your financial intermediary process your purchase, or by contacting MFSC directly.

Class R1, Class R2, Class R3, Class R4, and Class R5 Shares.  You can establish an account through your financial intermediary or by contacting MFSC directly.  For Class R5 investors, you can also establish your account through your MFD representative.

Additional Purchases

You may purchase additional shares through your financial intermediary or MFSC.

•                  Additional Purchases Directly Through MFSC.

•                  Mail.  You may purchase additional shares by mailing a check with your investment instructions to MFSC.

•                  Telephone.  You may purchase additional shares by phone from your pre-designated bank account. You must elect this privilege on your account application or service application.  Purchases via telephone are not available for certain types of accounts.

•                  Internet.  You may purchase additional shares from a pre-designated bank account via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application or service application and establish a password on MFS Access to use this service. Purchases via the Internet are not available for Class R1, Class R2, Class R3, Class R4, and Class R5 shares, and certain types of accounts.

•                  Wire.  To purchase additional shares by wire, call MFSC for instructions.

•                  Automatic Investment Plan.  You may purchase additional shares by automatically investing a designated amount from your checking or savings account on any day of the month. You must elect this privilege on your account application or service application.

•                  Additional Purchases Through Your Financial Intermediary.  You can have your financial intermediary purchase shares on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

How to Redeem Shares

Your shares will be sold at the net asset value per share next calculated after your redemption order is received in proper form, minus any applicable CDSC and/or other fees.  Your financial intermediary is responsible for transmitting your redemption order to the fund in proper form and in a timely manner. MFSC reserves the right to reject any redemption request that is not in proper form. The specific requirements for proper form depend on the type of account and transaction and the method of redemption; contact MFSC if you have questions about your particular circumstances. A redemption order in an amount less than or equal to the value of your account (other than an exchange) is considered to be in proper form only with respect to shares in your account for which payment has been received and collected. A new redemption order must be submitted if you wish to redeem your shares for which payment had not been received and collected at the time the prior redemption order was received by the fund. Receiving and collecting payment can take up to seven business days after a purchase. In certain circumstances, you will need to have your signature guaranteed and/or submit additional documentation to redeem your shares. In general, no signature guarantee is required for a redemption order

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MFS Global Equity Fund

for up to $100,000 that is signed by all owners or fiduciaries identified in the account registration, paid as registered, and mailed to the address of record. However, if you have changed your address of record within 30 days of your redemption order, a signature guarantee may be required.

The fund normally sends out your redemption proceeds within seven days after your request is received in proper form. Under unusual circumstances, such as when the New York Stock Exchange (the “NYSE”) is closed, trading on the NYSE is restricted, or as permitted by the SEC, the fund may suspend redemptions or postpone payment for more than seven days.

You may redeem your shares either by having your financial intermediary process your redemption or by contacting MFSC directly.

Redeeming Directly Through MFSC.

•                  Mail.  To redeem shares by mail, you can send a letter, or the applicable redemption form, to MFSC with the name of the fund, your account number, and the number of shares or dollar amount to be redeemed. MFSC currently charges a fee to send your proceeds via overnight mail.

•                  Telephone.  If a signature guarantee is not required, you can call MFSC to have shares redeemed from your account and proceeds mailed to the address of record on the account. MFSC currently charges a fee to send your proceeds via overnight mail. You can also call MFSC to have shares redeemed from your account and the proceeds sent directly to a pre-designated bank account. You must elect this privilege on your account application or service application if you wish to have proceeds sent to your bank account. Telephone redemptions are not available for certain types of accounts.

•                  Internet.  If a signature guarantee is not required, you can have shares redeemed from your account via the Internet at mfs.com (MFS Access) and the proceeds mailed to the address of record on the account. You can also have shares redeemed from your account via MFS Access and the proceeds sent directly to a pre-designated bank account. You must elect this privilege on your account application or service application and establish a password on MFS Access to use this service. Redemptions via the Internet are not available for Class R1, Class R2, Class R3, Class R4, and Class R5 shares, and certain types of accounts.

•                  Systematic Withdrawal Plan.  For Class A, Class B, Class C, or Class I shares, you may elect to automatically receive (or designate someone else to receive) regular periodic payments through an automatic redemption of such classes. Please contact MFSC for details.

Redeeming Through Your Financial Intermediary.  You can have your financial intermediary process a redemption on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

Signature Guarantee/Additional Documentation.  If a signature guarantee is required, your signature may be guaranteed by an eligible bank, broker/dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and under certain circumstances. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements. Please contact MFSC with any questions and for the requirements for your particular situation.

Share Certificates.  If certificates are outstanding for your shares, you may only redeem such shares by mailing the certificates to MFSC. Telephone, electronic, and systematic withdrawal plan redemptions and checkwriting are not available if certificates are outstanding for your shares.

Redemptions In Kind.  If, during any 90-day period, you redeem shares in an amount greater than the lesser of $250,000 or 1% of fund net assets, the fund may pay the redemption amount above such threshold by a distribution in kind of portfolio securities (redemption in kind). In the event that the fund makes a redemption in kind, you should expect to incur brokerage and other transaction charges when converting the securities to cash, and the securities will likely increase or decrease in value before you sell them.

Involuntary Redemptions.  Because it is costly to maintain small accounts, the MFS funds have reserved the right to redeem your Class A, Class B, or Class C shares without your permission when your account contains less than $500 for any reason, including market fluctuation. Before the fund makes such a redemption, you will be notified and given 60 days to increase your investment to at least $500. Certain accounts are not subject to these provisions.  Any applicable CDSC will be waived for shares redeemed due to the small size of a shareholder’s account.

In addition, the MFS funds have reserved the right to redeem your shares without your permission in cases of threatening conduct or suspicious, fraudulent, or illegal activity.  Any applicable CDSC will be assessed upon redemption of your shares.

How to Exchange Shares

An exchange involves the redemption of shares of one fund and the purchase of shares of another fund.

Exchange Privilege.  You can exchange your shares for shares of the same class of most other MFS funds by having your financial intermediary process your exchange request or by contacting MFSC directly.

You can exchange your Class A shares and your Class I shares for shares of the MFS U.S. Government Money Market Fund, if available, according to the terms of such fund’s prospectus.

Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the exchanged fund and the original purchase date of the shares subject to the CDSC.

You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in investment objectives, policies, and risks, and in fees and expenses, before making an exchange. The exchange privilege may be changed or discontinued at any time, and all exchanges are subject to certain limitations and the MFS funds’ policies concerning disruptive trading practices, which are designed to protect the funds and their shareholders from the harmful effects of frequent trading.

The MFS funds allow certain financial intermediaries to place exchange orders on behalf of a group of their discretionary investment advisory clients (“group exchange orders”). As with any exchange request, the funds and their agents reserve the right to reject any group exchange order, and the funds’ agents will generally reject any group exchange order received by the funds or their agents after 1 p.m., Eastern time. In addition, MFD has agreements with certain financial intermediaries which set forth the terms and conditions under which group exchange orders may be placed by these financial intermediaries. These conditions may be

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MFS Global Equity Fund

more restrictive than those applicable to individual exchange orders, and may include the requirement to provide the funds or their agents with advance notice of group exchange orders.

Other Considerations

Disruptive Trading

General Purchase and Exchange Limitation Policy.  The MFS funds reserve the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order, including transactions believed to represent frequent or other disruptive trading activity. In the event that MFSC rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed.  Each MFS fund reserves the right to delay for one business day the processing of exchange requests in the event that, in MFSC’s judgment, in consultation with MFS, as appropriate, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the funds’ net asset values at the conclusion of the delay period.

Disruptive Trading Risks.  To the extent that the MFS funds or their agents are unable to curtail disruptive trading practices in a fund (e.g., frequent trading) or to the extent there are large or frequent redemptions in a fund, these purchases and/or redemptions can interfere with the efficient management of the fund’s portfolio, may result in increased transaction and administrative costs, and may adversely impact the fund’s performance.

In addition, to the extent that the fund invests in foreign securities, the interests of long-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the time the fund determines its net asset value. The fund’s use of fair valuation can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that the fund’s fair valuation policies and procedures will prevent dilution of the fund’s net asset value by short-term traders.

To the extent that the fund invests in securities that trade infrequently or are difficult to value, such as the securities of smaller companies, high yield debt instruments, and floating rate loans, the interests of long-term shareholders may be diluted as a result of price arbitrage, a short-term trading strategy that seeks to exploit perceived pricing inefficiencies in the fund’s investments. Such short-term trading strategies may interfere with efficient management of the fund’s portfolio to a greater degree than funds that invest in more frequently traded or liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Frequent Trading.  The fund is not intended to serve as a vehicle for frequent trading. The Board of Trustees of the fund has adopted the purchase and exchange limitation policy described below, which it believes is reasonably designed to discourage frequent fund share transactions. MFSC seeks to monitor and enforce this policy, subject to oversight by the Board of Trustees. The fund may alter its policies at any time without notice to shareholders.

MFSC will generally restrict, reject or cancel purchase and exchange orders into the fund if MFSC determines that an accountholder has made two exchanges, each in an amount of $15,000 or more, out of an account in the fund during a calendar quarter (“two exchange limit”). This policy does not apply to MFS money market funds or to exchanges initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/acquisitions/liquidations).  MFSC may make exceptions to this policy if, in its judgment, the transaction does not represent frequent trading activity, such as purchases made through systematic purchase plans (but not systematic exchange plans), payroll contributions, or distribution investment programs. In applying this policy, MFSC considers the information available to it at the time and reserves the right to consider trading effected through multiple accounts that are under common ownership, control, or influence to be trading out of a single account.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., an accountholder who on the same day exchanges $16,000 from the fund into two other MFS funds, by exchanging $8,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $15,000 in value).

Omnibus accounts, in which shares are held in the name of a financial intermediary on behalf of multiple underlying shareholders, are a common form of holding shares among certain financial intermediaries such as brokers, retirement and 529 plans, investment advisors, and insurance companies.

Financial intermediaries are required to reject any purchase or exchange orders in the fund if they believe the orders represent frequent trading activity unless they notify MFSC or an affiliate in writing that they do not monitor for frequent trading (“Waived Financial Intermediary”). With respect to Waived Financial Intermediaries, MFSC will take action reasonably designed to discourage frequent trading that is not in the best interests of the fund by the customers of such Waived Financial Intermediary, including requesting underlying shareholder account data more frequently than from other financial intermediaries.

With respect to omnibus accounts that provide MFSC with underlying shareholder data daily, MFSC will apply the two exchange limit directly to underlying shareholders.  For all other accounts which MFSC determines are omnibus accounts, MFSC will apply the two exchange limit to the omnibus account itself.  Applying the two exchange limit to the omnibus account itself will not necessarily detect violations of the two exchange limit by underlying shareholders. If the financial intermediary associated with an omnibus account that has triggered the two exchange limit demonstrates to MFSC, as determined in MFSC’s sole discretion, that no single underlying shareholder triggered the two exchange limit, then MFSC will remove any restrictions, rejections or cancellations imposed on the account.  If the financial intermediary demonstrates to MFSC that a single underlying shareholder triggered the two exchange limit and that the financial intermediary itself will apply applicable restrictions, rejections or cancellations to that underlying shareholder, MFSC will likewise remove any restrictions, rejections or cancellations imposed on the omnibus account.  Otherwise, MFSC will continue to apply the two exchange limit to the omnibus account.

Certain financial intermediaries may use procedures to restrict frequent trading by their customers who invest in the fund while others may not employ any procedures to restrict frequent trading.  Such procedures, if any, may be less restrictive than the fund’s purchase and exchange limitation policy, may permit transactions not permitted by the fund’s purchase and exchange limitation policy, including transactions in excess of the two exchange limit, and/or may prohibit transactions not subject to the fund’s purchase and exchange limitation policy.  You should consult your financial intermediary about any restrictions it imposes on frequent trading.

There is no assurance that MFSC will be able to detect or prevent frequent trading.  Shareholders seeking to engage in frequent

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MFS Global Equity Fund

trading practices may deploy a variety of strategies to avoid detection, and MFSC is generally not able to identify trading by a particular underlying shareholder within an omnibus account, which makes it difficult or impossible to determine if a particular underlying shareholder is engaged in frequent trading.

MFSC reviews trading activity to detect trading activity that may be indicative of frequent trading based on its internal parameters for detecting frequent trading, including reviewing transactions (including exchanges) that exceed a certain dollar amount, transactions involving similar dollar amounts, or transactions that occur close in time to other transactions in the same account or in multiple accounts that are under common ownership or influence.  Any or all of these parameters (including those not listed) may change at any time.  If MFSC detects suspicious trading activity at the omnibus account level, it will contact the financial intermediary to request underlying shareholder level activity to determine whether there is underlying shareholder level frequent trading.  However, the underlying shareholder data received may not reflect information about the ultimate underlying shareholders because there may be multiple layers of omnibus accounts. If frequent trading is identified, MFSC will take appropriate action, such as requesting the financial intermediary to prohibit purchases into the account by the underlying shareholder, requiring purchases by the underlying shareholder to be submitted only by mail, or prohibiting purchases from the financial intermediary.

MFSC’s ability to monitor and deter frequent trading in omnibus accounts depends on, among other factors, the frequency with which MFSC requests underlying shareholder account data from omnibus accounts.  MFSC expects to request underlying shareholder data based on its assessment of the likelihood of frequent trading by underlying shareholders among other factors.  MFSC expects to request underlying shareholder data from Waived Financial Intermediaries more frequently than from other financial intermediaries.  There is no assurance that MFSC will request data with sufficient frequency to detect or prevent frequent trading in omnibus accounts effectively.

Unauthorized Transactions.  MFS will not be responsible for losses that result from unauthorized transactions unless MFSC does not follow procedures reasonably designed to verify your identity. If an account has more than one owner or authorized person, MFSC will accept telephone and online instructions from any one owner or authorized person, except MFSC will require instructions for a redemption from all trustees of trust accounts registered with multiple trustees. It is important that you contact MFSC immediately about any transactions made through MFSC you believe to be unauthorized.

Ability to Contact MFSC.  Certain methods of contacting MFSC, such as by mail, telephone, or electronically, may be unavailable or delayed (for example, after natural disasters, during periods of significant/major political, social, or economic instability, or in the event of a cybersecurity incident).

Reservation of Other Rights.  In addition to the rights expressly stated elsewhere in this prospectus, subject to applicable rules, laws, and regulations, MFSC reserves the right to: 1) alter, add, or discontinue any conditions of purchase, redemption, service, or privilege at any time without notice; 2) freeze any account or suspend account services when MFSC has received reasonable notice (written or otherwise) of a dispute between registered or beneficial account owners or when MFSC believes a fraudulent transaction may occur or has occurred; and 3) change, impose, discontinue, or waive any fee it charges.

Anti-Money Laundering Restrictions.  Federal law requires the fund to implement policies and procedures reasonably designed to prevent, detect and report money laundering and other illegal activity. The fund, consistent with applicable federal law, may redeem your shares and close your account; suspend, restrict or cancel purchase and redemption orders; process redemption requests and withhold your proceeds; and take other action if it is unable to verify your identity within a reasonable time or conduct required due diligence on your account or as otherwise permitted by its anti-money laundering policies and procedures. Any applicable CDSC will be assessed upon redemption of your shares.

Confirmations in Quarterly Statements.  Transactions made under certain periodic investment and withdrawal programs (including reinvestment plans) will be confirmed on quarterly account statements.

Other Information

Valuation

The price of each class of the fund’s shares is based on its net asset value. The net asset value of each class of shares is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). However, net asset value may be calculated earlier in emergency situations or as otherwise permitted by the SEC. Net asset value per share is computed by dividing the net assets allocated to each share class by the number of shares outstanding for that class. On days when the NYSE is closed (such as weekends and holidays), net asset value is not calculated, and the fund does not transact purchase and redemption orders. To the extent the fund’s assets are traded in other markets on days when the fund does not price its shares, the value of the fund’s assets will likely change when you will not be able to purchase or redeem shares of the fund.

To determine net asset value, the fund’s investments for which reliable market quotations are readily available are valued at market value, and MFS funds in which the fund invests are generally valued at their net asset value per share. Certain short term debt instruments may be valued at amortized cost.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the MFS funds’ investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees.

In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded.  Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value

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MFS Global Equity Fund

of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Distributions

The fund intends to declare and pay any dividends to shareholders at least annually.

Any capital gains are distributed at least annually.

Distribution Options

The following distribution options are generally available:

•                  Dividend and capital gain distributions automatically reinvested in additional shares (this option will be assigned if no other option is specified);

•                  Dividend distributions in cash; capital gain distributions automatically reinvested in additional shares;

•                  Dividend and capital gain distributions in cash; or

•                  Dividend and capital gain distributions automatically reinvested into the same class of shares of another MFS Fund.

Not all options are available for every class or every account.

Dividends and capital gain distributions for Class R1, Class R2, Class R3, Class R4, and Class R5 shares automatically will be reinvested in additional shares of the fund.

The distribution option for accounts with dividend distributions of less than $10 generally will be changed to reinvestment in additional shares of the fund. If you have elected to receive distributions in cash, and the postal service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option may be converted to having all distributions reinvested in additional shares. You should contact MFSC to change your distribution option, and your request to do so must be received by MFSC before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

Tax Considerations

The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the fund will have on your particular tax situation, including possible foreign, state, and local taxes. Also, this discussion does not apply to shares of the fund held through tax-exempt retirement plans or by shareholders that are not “U.S. persons” under the Internal Revenue Code of 1986, as amended.

The fund expects to distribute substantially all of its income and gains annually. Distributions from the fund are taxable whether you receive them in cash or reinvest them in additional shares. If you buy shares when the fund has realized but not yet distributed ordinary income or capital gains, you will pay full price for the shares and then receive a portion back as a taxable distribution.

Any gain resulting from the redemption, sale, or exchange of your shares will generally also be subject to tax.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned or is deemed to have owned the investments that generated them, rather than how long you have owned your shares. Distributions of gains from the sale of investments that the fund owned for more than one year and that are properly reported by the fund as capital gain dividends will be treated as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of gains from the sale of investments that the fund owned for one year or less will be taxable as ordinary income. If some or all of the fund’s income derives from “qualified dividend income” and if you are an individual who meets holding period and other requirements with respect to the fund’s shares, those distributions that are properly reported by the fund as derived from qualified dividend income are taxed to you at the reduced rates applicable to net capital gains.

A 3.8% Medicare contribution tax is generally imposed on distributions paid by the fund (other than exempt-interest dividends, if any) and net gains recognized on the sale, redemption or exchange of shares of the fund paid to individuals, estates and trusts whose income exceeds certain threshold amounts.

The fund’s investments in foreign securities may be subject to foreign withholding taxes, which will decrease the fund’s return on those securities. If the fund is eligible to elect to “pass through” to you foreign income taxes that it pays, and if the fund so elects, you will be required to include your share of those taxes in gross income as a distribution from the fund and you will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. In addition, the fund’s investments in certain foreign securities (including fixed income securities and derivatives) denominated in foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing, amount, or character of the fund’s distributions.

The Form 1099 that is provided to you early each year details your distributions from the fund and how they are treated for federal tax purposes, and cost basis information for shares purchased on or after January 1, 2012, that you redeemed, sold, or exchanged. Our default method for calculating cost basis is average cost basis. More information about other cost basis methods and a cost basis selection/change form are available on mfs.com. If your account is held by your financial intermediary, you must contact your financial intermediary to obtain information about available cost basis methods and cost basis elections for your account.

Provision of Financial Reports and Summary Prospectuses

The fund produces financial reports every six months and updates its summary prospectus and prospectus annually. To avoid sending duplicate copies of materials to households, only one paper copy of the fund’s annual and semiannual report and summary prospectus may be mailed to shareholders having the same last name and residential address on the fund’s records. However, any shareholder may contact MFSC (please see back cover for address and telephone number) to request that copies of these reports and summary prospectuses be sent personally to that shareholder.

Additional Information on Fees and Expenses and Performance

Fees and Expenses

The annual fund operating expenses shown in “Fees and Expenses” are based on annualized expenses reported during the fund’s most recently completed fiscal year expressed as a percentage of the fund’s average net assets during the period.  Annual fund operating expenses have not been adjusted to reflect the fund’s current asset size. In general, annual fund operating expenses, expressed as a

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MFS Global Equity Fund

percentage of the fund’s assets, increase as the fund’s assets decrease. Annual fund operating expenses will likely vary from year to year.

Performance Information

All performance information shown in the “Class A Bar Chart” and the “Performance Table” reflects any applicable fee and expense waivers in effect during the periods shown; without these, the performance would have been lower.

From time to time, the fund may receive proceeds from litigation settlements, without which performance would be lower.

The fund commenced operations on December 29, 1986, with the offering of Class B shares, and subsequently offered Class A shares on September 7, 1993, Class C shares on January 3, 1994, Class I shares on January 2, 1997, Class R2 shares on October 31, 2003, Class R1, Class R3, and Class R4 shares on April 1, 2005, and Class R5 shares on June 1, 2012.

In the “Performance Table,” performance for each of Class R1, Class R3, Class R4, and Class R5 shares includes the performance of the fund’s Class I shares, adjusted to take into account differences in sales loads and class specific operating expenses (such as Rule 12b-1 fees), if any, for periods prior to their offering.

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MFS Global Equity Fund

Financial Highlights

The financial highlights are intended to help you understand a fund’s financial performance for the past five years (or life of a particular class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the financial highlights represent the rate by which an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund’s independent registered public accounting firm, whose report, together with the fund’s financial statements, is included in the fund’s Annual Report to shareholders. The fund’s Annual Report is available upon request by contacting MFSC (please see back cover for address and telephone number). The fund’s independent registered public accounting firm is Ernst & Young LLP.

Class A

	Years ended 10/31
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$33.74	$26.46	$23.79	$23.14	$20.30
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.22	$0.23	$0.20	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	1.90	7.40	2.78	0.55	2.88
Total from investment operations	$2.16	$7.62	$3.01	$0.75	$3.02
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.27)	$(0.19)	$(0.10)	$(0.18)
From net realized gain on investments	(0.32)	(0.07)	(0.15)	—	—
Total distributions declared to shareholders	$(0.45)	$(0.34)	$(0.34)	$(0.10)	$(0.18)
Net asset value, end of period (x)	$35.45	$33.74	$26.46	$23.79	$23.14
Total return (%) (r)(s)(t)(x)	6.50	29.12	12.96	3.23	14.97
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.23	1.29	1.34	1.37	1.43
Expenses after expense reductions (f)	1.22	1.29	1.34	1.37	1.43
Net investment income	0.75	0.71	0.93	0.82	0.63
Portfolio turnover	11	11	13	16	26
Net assets at end of period (000 omitted)	$592,610	$512,447	$344,016	$310,964	$305,179

Class B

	Years ended 10/31
	2014		2013	2012	2011	2010

Net asset value, beginning of period	$31.40		$24.64	$22.13	$21.61	$18.97
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00	)(w)	$(0.01)	$0.04	$0.01	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	1.76		6.92	2.62	0.51	2.69
Total from investment operations	$1.76		$6.91	$2.66	$0.52	$2.67
Less distributions declared to shareholders
From net investment income	$—		$(0.08)	$—	$—	$(0.03)
From net realized gain on investments	(0.32)		(0.07)	(0.15)	—	—
Total distributions declared to shareholders	$(0.32)		$(0.15)	$(0.15)	$—	$(0.03)
Net asset value, end of period (x)	$32.84		$31.40	$24.64	$22.13	$21.61
Total return (%) (r)(s)(t)(x)	5.68		28.19	12.13	2.41	14.10
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.98		2.04	2.09	2.12	2.18
Expenses after expense reductions (f)	1.98		2.04	2.09	2.12	2.18
Net investment income (loss)	(0.01)		(0.02)	0.16	0.06	(0.12)
Portfolio turnover	11		11	13	16	26
Net assets at end of period (000 omitted)	$26,118		$24,395	$18,799	$20,797	$25,796

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MFS Global Equity Fund

Class C

	Years ended 10/31
	2014		2013	2012	2011	2010

Net asset value, beginning of period	$30.22		$23.75	$21.37	$20.87	$18.35
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00	)(w)	$(0.02)	$0.04	$0.01	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	1.70		6.66	2.53	0.49	2.60
Total from investment operations	$1.70		$6.64	$2.57	$0.50	$2.58
Less distributions declared to shareholders
From net investment income	$—		$(0.10)	$(0.04)	$—	$(0.06)
From net realized gain on investments	(0.32)		(0.07)	(0.15)	—	—
Total distributions declared to shareholders	$(0.32)		$(0.17)	$(0.19)	$—	$(0.06)
Net asset value, end of period (x)	$31.60		$30.22	$23.75	$21.37	$20.87
Total return (%) (r)(s)(t)(x)	5.70		28.15	12.17	2.40	14.12
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.98		2.04	2.09	2.12	2.18
Expenses after expense reductions (f)	1.98		2.04	2.09	2.12	2.18
Net investment income (loss)	(0.00)		(0.06)	0.17	0.07	(0.11)
Portfolio turnover	11		11	13	16	26
Net assets at end of period (000 omitted)	$111,902		$74,448	$32,071	$28,756	$28,424

Class I

	Years ended 10/31
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$34.56	$27.09	$24.35	$23.68	$20.76
Income (loss) from investment operations
Net investment income (d)	$0.35	$0.30	$0.30	$0.27	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	1.95	7.58	2.85	0.55	2.94
Total from investment operations	$2.30	$7.88	$3.15	$0.82	$3.15
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.34)	$(0.26)	$(0.15)	$(0.23)
From net realized gain on investments	(0.32)	(0.07)	(0.15)	—	—
Total distributions declared to shareholders	$(0.52)	$(0.41)	$(0.41)	$(0.15)	$(0.23)
Net asset value, end of period (x)	$36.34	$34.56	$27.09	$24.35	$23.68
Total return (%) (r)(s)(x)	6.77	29.44	13.26	3.47	15.26
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	1.04	1.09	1.12	1.17
Expenses after expense reductions (f)	0.98	1.04	1.09	1.12	1.17
Net investment income	0.99	0.98	1.18	1.08	0.96
Portfolio turnover	11	11	13	16	26
Net assets at end of period (000 omitted)	$681,259	$638,111	$356,027	$281,561	$159,723

18

MFS Global Equity Fund

Class R1

	Years ended 10/31
	2014		2013		2012	2011	2010

Net asset value, beginning of period	$30.76		$24.13		$21.67	$21.16	$18.61
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00	)(w)	$(0.00	)(w)	$0.03	$0.01	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	1.73		6.76		2.59	0.50	2.64
Total from investment operations	$1.73		$6.76		$2.62	$0.51	$2.62
Less distributions declared to shareholders
From net investment income	$—		$(0.06)		$(0.01)	$—	$(0.07)
From net realized gain on investments	(0.32)		(0.07)		(0.15)	—	—
Total distributions declared to shareholders	$(0.32)		$(0.13)		$(0.16)	$—	$(0.07)
Net asset value, end of period (x)	$32.17		$30.76		$24.13	$21.67	$21.16
Total return (%) (r)(s)(x)	5.70		28.17		12.23	2.41	14.13
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.98		2.04		2.09	2.12	2.18
Expenses after expense reductions (f)	1.98		2.04		2.09	2.12	2.18
Net investment income (loss)	(0.01)		(0.01)		0.15	0.03	(0.12)
Portfolio turnover	11		11		13	16	26
Net assets at end of period (000 omitted)	$3,776		$3,718		$2,968	$3,581	$4,405

Class R2

	Years ended 10/31
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$32.81	$25.76	$23.16	$22.55	$19.78
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.14	$0.16	$0.14	$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	1.85	7.21	2.73	0.51	2.83
Total from investment operations	$2.02	$7.35	$2.89	$0.65	$2.91
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.23)	$(0.14)	$(0.04)	$(0.14)
From net realized gain on investments	(0.32)	(0.07)	(0.15)	—	—
Total distributions declared to shareholders	$(0.38)	$(0.30)	$(0.29)	$(0.04)	$(0.14)
Net asset value, end of period (x)	$34.45	$32.81	$25.76	$23.16	$22.55
Total return (%) (r)(s)(x)	6.24	28.82	12.71	2.90	14.80
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.48	1.54	1.59	1.62	1.68
Expenses after expense reductions (f)	1.48	1.54	1.59	1.62	1.68
Net investment income	0.49	0.48	0.65	0.58	0.37
Portfolio turnover	11	11	13	16	26
Net assets at end of period (000 omitted)	$57,258	$54,726	$30,799	$21,832	$21,201

19

MFS Global Equity Fund

Class R3

	Years ended 10/31
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$33.55	$26.32	$23.66	$23.02	$20.20
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.21	$0.22	$0.20	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	1.88	7.37	2.79	0.54	2.87
Total from investment operations	$2.14	$7.58	$3.01	$0.74	$3.01
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.28)	$(0.20)	$(0.10)	$(0.19)
From net realized gain on investments	(0.32)	(0.07)	(0.15)	—	—
Total distributions declared to shareholders	$(0.46)	$(0.35)	$(0.35)	$(0.10)	$(0.19)
Net asset value, end of period (x)	$35.23	$33.55	$26.32	$23.66	$23.02
Total return (%) (r)(s)(x)	6.49	29.11	12.99	3.21	14.97
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.23	1.29	1.34	1.37	1.43
Expenses after expense reductions (f)	1.23	1.29	1.34	1.37	1.43
Net investment income	0.74	0.67	0.91	0.83	0.65
Portfolio turnover	11	11	13	16	26
Net assets at end of period (000 omitted)	$90,864	$62,218	$21,664	$13,294	$13,903

Class R4

	Years ended 10/31
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$33.87	$26.55	$23.88	$23.22	$20.37
Income (loss) from investment operations
Net investment income (d)	$0.35	$0.31	$0.31	$0.25	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	1.89	7.42	2.77	0.56	2.90
Total from investment operations	$2.24	$7.73	$3.08	$0.81	$3.08
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.34)	$(0.26)	$(0.15)	$(0.23)
From net realized gain on investments	(0.32)	(0.07)	(0.15)	—	—
Total distributions declared to shareholders	$(0.52)	$(0.41)	$(0.41)	$(0.15)	$(0.23)
Net asset value, end of period (x)	$35.59	$33.87	$26.55	$23.88	$23.22
Total return (%) (r)(s)(x)	6.74	29.47	13.23	3.50	15.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	1.04	1.09	1.12	1.18
Expenses after expense reductions (f)	0.98	1.04	1.09	1.12	1.18
Net investment income	0.99	1.02	1.23	1.04	0.85
Portfolio turnover	11	11	13	16	26
Net assets at end of period (000 omitted)	$109,067	$90,239	$37,929	$15,009	$9,364

20

MFS Global Equity Fund

Class R5

	Years ended 10/31
	2014	2013	2012 (i)

Net asset value, beginning of period	$34.58	$27.10	$24.19
Income (loss) from investment operations
Net investment income (d)	$0.42	$0.08	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	1.90	7.81	2.86
Total from investment operations	$2.32	$7.89	$2.91
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.34)	$—
From net realized gain on investments	(0.32)	(0.07)	—
Total distributions declared to shareholders	$(0.54)	$(0.41)	$—
Net asset value, end of period (x)	$36.36	$34.58	$27.10
Total return (%) (r)(s)(x)	6.84	29.50	12.03	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.95	1.04	(a)
Expenses after expense reductions (f)	0.90	0.95	1.04	(a)
Net investment income	1.16	0.24	0.50	(a)
Portfolio turnover	11	11	13
Net assets at end of period (000 omitted)	$306,861	$187,343	$112

(a) Annualized.

(d) Per share data is based on average shares outstanding.

(f) Ratios do not reflect reductions from fees paid indirectly, if applicable.

(i) For the period from the class inception, June 1, 2012, through the stated period end.

(n) Not annualized.

(r) Certain expenses have been reduced without which performance would have been lower.

(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(t) Total returns do not include any applicable sales charges.

(w) Per share amount was less than $0.01.

(x) The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

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MFS Global Equity Fund

MFS Global Equity Fund

Shareholder Communications with the Board of Trustees. Shareholders may mail written communications to the Board of Trustees to the attention of the Board of Trustees, [fund name], Massachusetts Financial Services Company, 111 Huntington Avenue, Boston, MA 02199, Attention:  Frank Tarantino, Independent Senior Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.

If you want more information about MFS Global Equity Fund, the following documents are available free upon request:

Annual/Semiannual Reports. These reports contain information about the fund’s actual investments. Annual reports discuss the effect of recent market conditions and investment strategies on the fund’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI, dated February 28, 2015, as may be supplemented from time to time, provides more detailed information about the fund and is incorporated into this prospectus by reference.

You can get free copies of the annual/semiannual reports, the SAI and other information about the fund, including current net asset values per share, and make inquiries about the fund, by contacting:

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Telephone: 1-800-225-2606

Internet: mfs.com

Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

Securities and Exchange Commission

Public Reference Room

Washington, DC 20549-1502

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room at the above address.

The fund’s Investment Company Act file number is 811-6102.

HOW TO CONTACT US

Web site	Account service and literature	Mailing address
mfs.com	Shareholders	MFS Service Center, Inc.
	1-800-225-2606	P.O. Box 55824
MFS TALK	Investment professionals	Boston, MA 02205-5824
1-800-637-8255	1-800-343-2829
24 hours a day	Retirement plan services	Overnight mail
	1-800-637-1255	MFS Service Center, Inc.
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

February 28, 2015

PROSPECTUS

MFS® Global Total Return Fund

The investment objective of the fund is to seek total return.

CLASS	TICKER SYMBOL
Class A	MFWTX
Class B	MFWBX
Class C	MFWCX
Class I	MFWIX
Class R1	MFWGX
Class R2	MGBRX
Class R3	MFWHX
Class R4	MFWJX
Class R5	MFWLX

The Securities and Exchange Commission has not approved or disapproved the fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

 MWT-PRO-022815

MFS Global Total Return Fund

Summary of Key Information

Investment Objective

The fund’s investment objective is to seek total return.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy and hold shares of the fund.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 10 of the fund’s Prospectus and “Waivers of Sales Charges” on page H-1 of the fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment):

Share Class	A		B	C	I	R1	R2	R3	R4	R5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%		None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00	%#	4.00%	1.00%	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B	C	I	R1	R2	R3	R4	R5
Management Fee	0.84%	0.84%	0.84%	0.84%	0.84%	0.84%	0.84%	0.84%	0.84%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	1.00%	0.50%	0.25%	None	None
Other Expenses	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.09%
Total Annual Fund Operating Expenses	1.27%	2.02%	2.02%	1.02%	2.02%	1.52%	1.27%	1.02%	0.93%
Fee Reductions and/or Expense Reimbursements[1]	(0.14)%	(0.14)%	(0.14)%	(0.14)%	(0.14)%	(0.14)%	(0.14)%	(0.14)%	(0.11)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.13%	1.88%	1.88%	0.88%	1.88%	1.38%	1.13%	0.88%	0.82%

#                 This contingent deferred sales charge (CDSC) applies to shares purchased without an initial sales charge and redeemed within 18 months of purchase.

1                Massachusetts Financial Services Company has agreed in writing to reduce its management fee to 0.75% of the fund’s average daily net assets annually in excess of $500 million to $1 billion, 0.70% of the fund’s average daily net assets annually in excess of $1 billion to $2.5 billion, and 0.65% of the fund’s average daily net assets annually in excess of $2.5 billion. This written agreement will remain in effect until modified by the fund’s Board of Trustees, but such agreement will continue until at least February 29, 2016. In addition, MFS has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.13% of the fund’s average daily net assets annually for each of Class A and Class R3 shares, 1.88% of the fund’s average daily net assets annually for each of Class B, Class C, and Class R1 shares, 0.88% of the fund’s average daily net assets annually for each of Class I and Class R4 shares, 1.38% of the fund’s average daily net assets annually for Class R2 shares, and 0.82% of the fund’s average daily net assets annually for Class R5 shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least February 29, 2016.

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MFS Global Total Return Fund

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$684	$942	$1,219	$2,009
Class B Shares assuming
redemption at end of period	$591	$920	$1,275	$2,144
no redemption at end of period	$191	$620	$1,075	$2,144
Class C Shares assuming
redemption at end of period	$291	$620	$1,075	$2,337
no redemption at end of period	$191	$620	$1,075	$2,337
Class I Shares	$90	$311	$550	$1,235
Class R1 Shares	$191	$620	$1,075	$2,337
Class R2 Shares	$141	$467	$816	$1,801
Class R3 Shares	$115	$389	$684	$1,522
Class R4 Shares	$90	$311	$550	$1,235
Class R5 Shares	$84	$285	$504	$1,133

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance.  During the most recent fiscal year, the fund’s portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) invests the fund’s assets in equity securities and debt instruments. Equity securities include common stocks, preferred stocks, securities convertible into stocks, equity interests in real estate investment trusts (REITs), and depositary receipts for such securities. Debt instruments include corporate bonds, U.S. Government securities, asset-backed securities, municipal instruments, foreign government securities, inflation-adjusted bonds, and other obligations to repay money borrowed. MFS seeks to invest between 40% and 75% of the fund’s assets in equity securities and at least 25% of the fund’s assets in fixed-income senior securities.

Of the fund’s investments in equity securities, MFS focuses on investing the fund’s assets in the stocks of companies it believes are undervalued compared to their perceived worth (value companies).

While MFS may invest the equity portion of the fund’s assets in companies of any size, MFS primarily invests in companies with large capitalizations.

MFS may invest the fund’s assets in U.S. and foreign securities, including emerging market securities.

MFS normally allocates the fund’s investments across different countries and regions.

MFS may invest a large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region.

Of the fund’s investments in debt instruments, MFS generally invests substantially all of these investments in investment grade debt instruments.

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives include futures, forward contracts, options, structured securities, and swaps.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and instruments. Quantitative models that systematically evaluate issuers and instruments are used by certain of the fund’s equity portfolio managers and may also be considered by other portfolio managers.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Stock Market/Company Risk:  Stock markets are volatile and can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions, as well as to investor perceptions of these conditions. The price of an equity security can decrease significantly in response to these conditions, and these conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the market in general.

Value Company Risk:  The stocks of value companies can continue to be undervalued for long periods of time and not realize their expected value and can be more volatile than the market in general.

Debt Market Risk:  Debt markets can be volatile and can decline significantly in response to changes in, or investor perceptions of changes in, market, economic, industry, political, regulatory, geopolitical, and other conditions that affect a particular type of instrument, issuer, or borrower, and/or that affect the debt market generally.

Interest Rate Risk:  In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Interest rate risk is generally greater for instruments with longer maturities, or that do not pay current interest.

Credit Risk:  The price of a debt instrument depends, in part, on the credit quality of the issuer, borrower, counterparty, or other entity responsible for payment, or underlying collateral or assets and the terms of the instrument. The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or other entity, or underlying collateral or assets, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, and other conditions.

Foreign and Emerging Markets Risk:  Exposure to foreign markets, especially emerging markets, through issuers or currencies can involve additional risks relating to market, economic, industry,

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MFS Global Total Return Fund

political, regulatory, geopolitical, and other conditions. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

Currency Risk:  The value of foreign currencies relative to the U.S. dollar fluctuates in response to market, economic, industry, political, regulatory, geopolitical, and other conditions, and a decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

Geographic Focus Risk: The fund’s performance will be closely tied to the market, currency, economic, political, regulatory, geopolitical, and other conditions in the countries or regions in which the fund’s assets are invested.

Prepayment/Extension Risk:  Instruments subject to prepayment and/or extension can reduce the potential for gain for the instrument’s holders if the instrument is prepaid and increase the potential for loss if the maturity of the instrument is extended.

Derivatives Risk:  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s) on which the derivative is based. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost.  Derivatives can involve leverage.

Leveraging Risk:  Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Counterparty and Third Party Risk:  Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability or willingness to perform in accordance with the terms of the transaction.

Liquidity Risk:  It may be difficult to value, and it may not be possible to sell, certain investments, types of investments, and/or investments in certain segments of the market, and the fund may have to sell certain of these investments at a price or time that is not advantageous in order to meet redemptions or other cash needs.

Investment Selection Risk:  MFS’ investment analysis, its development and use of quantitative models, and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance and one or more other measures of performance for markets in which the fund may invest.

The fund’s past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Class A Bar Chart.  The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

During the period(s) shown in the bar chart, the highest quarterly return was 12.25% (for the calendar quarter ended June 30, 2009) and the lowest quarterly return was (9.94)% (for the calendar quarter ended March 31, 2009).

Performance Table.

Average Annual Total Returns

(For the Periods Ended December 31, 2014)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares	(1.33)%	6.90%	5.78%
C Shares	1.68%	7.22%	5.62%
I Shares	3.71%	8.27%	6.68%
R1 Shares	2.67%	7.20%	5.56%
R2 Shares	3.16%	7.73%	6.09%
R3 Shares	3.49%	8.01%	6.36%
R4 Shares	3.67%	8.28%	6.64%
R5 Shares	3.79%	8.31%	6.70%
A Shares	(2.47)%	6.74%	5.74%
Returns After Taxes on Distributions
A Shares	(3.21)%	6.15%	4.72%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	(0.83)%	5.23%	4.47%
Index Comparisons (Reflects no deduction for fees, expenses, or taxes)
MSCI World Index	5.50%	10.81%	6.61%
Barclays Global Aggregate Bond Index	0.59%	2.65%	3.60%
MFS Global Total Return Blended Index	3.57%	7.68%	5.67%

As of December 31, 2014, the MFS Global Total Return Blended Index (the “Blended Index”) consisted of the following indices and weightings: 60% MSCI World Index and 40% Barclays Global Aggregate Index. The components and weightings of the Blended Index may have differed during the period, and may differ in the future.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will

4

MFS Global Total Return Fund

depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Nevin P. Chitkara	2006	Investment Officer of MFS
Pablo De La Mata	September 2014	Investment Officer of MFS
Pilar Gomez-Bravo	2013	Investment Officer of MFS
Steven R. Gorham	2000	Investment Officer of MFS
Richard O. Hawkins	2010	Investment Officer of MFS
Robert D. Persons	2013	Investment Officer of MFS
Jonathan W. Sage	December 2014	Investment Officer of MFS
Benjamin Stone	2009	Investment Officer of MFS
Erik S. Weisman	2005	Investment Officer of MFS

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or through MFS Service Center, Inc. (MFSC) by overnight mail (MFSC, c/o Boston Financial Data Services, 30 Dan Road, Canton, MA  02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class I, Class R1, Class R2, Class R3, Class R4, Class R5	None	None

Taxes

If your shares are held in a taxable account, the fund’s distributions will be taxed to you as ordinary income and/or capital gains.  If your shares are held in a tax-deferred account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker/dealer or other financial intermediary (such as a bank), the fund, MFS, and/or MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your broker/dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.

Investment Objective, Strategies, and Risks

Investment Objective

The fund’s investment objective is to seek total return. The fund’s objective may be changed without shareholder approval.

Principal Investment Strategies

MFS invests the fund’s assets in equity securities and debt instruments. MFS seeks to invest between 40% and 75% of the fund’s assets in equity securities and at least 25% of the fund’s assets in fixed-income senior securities.

Of the fund’s investments in equity securities, MFS focuses on investing the fund’s assets in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.

While MFS may invest the equity portion of the fund’s assets in companies of any size, MFS primarily invests in companies with large capitalizations.

MFS may invest the fund’s assets in U.S. and foreign securities, including emerging market securities.

MFS normally allocates the fund’s investments across different countries and regions.

MFS may invest a large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region.

Of the fund’s investments in debt instruments, MFS generally invests substantially all of these investments in investment grade debt instruments.

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and/or instruments in light of the issuer’s financial condition and market, economic, political, and regulatory conditions. Factors considered for equity securities may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the valuation, price and earnings momentum, earnings quality, and other factors of the issuer of an equity security or the structure of a debt instrument are used by certain of the fund’s equity

5

MFS Global Total Return Fund

portfolio managers and may also be considered by other portfolio managers.

Principal Investment Types

The principal investment types in which the fund may invest are:

Equity Securities:  Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, equity interests in REITs, and depositary receipts for such securities.

Debt Instruments:  Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Some debt instruments, such as zero coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Corporate Bonds:  Corporate bonds are debt instruments issued by corporations or similar entities.

Foreign Government Securities:  Foreign government securities are debt instruments issued, guaranteed, or supported, as to the payment of principal and interest, by foreign governments, foreign government agencies, foreign semi-governmental entities or supranational entities, or debt instruments issued by entities organized and operated for the purpose of restructuring outstanding foreign government securities. Foreign government securities may not be supported as to the payment of principal and interest by the full faith and credit of the foreign government.

U.S. Government Securities:  U.S. Government securities are securities issued or guaranteed as to the payment of principal and interest by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity. Certain U.S. Government securities are not supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. Government securities are supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security. U.S. Government securities include mortgage-backed securities and other types of asset-backed securities issued or guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity.

Asset-Backed Securities:  Asset-backed securities include mortgage-backed securities and other securities that represent interests in assets or payments from assets, such as loans or receivables.  Different asset-backed securities provide different rights with respect to the underlying assets or payments from those assets depending on the terms of the security.  Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security.  Asset-backed securities typically involve a third party responsible for servicing the instrument and performing operational functions. Certain asset-backed securities offer multiple classes that differ in terms of their priority to receive principal and/or interest payments under the terms of the security. Certain mortgage-backed securities are issued on a delayed delivery or forward commitment basis where payment and delivery take place at a future date.

Derivatives:  Derivatives are financial contracts whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured securities, and swaps.

Principal Risks

The share price of the fund will change daily based on changes in interest rates and market, economic, industry, political, regulatory, geopolitical, and other conditions. As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Stock Market Risk:  The price of an equity security fluctuates in response to issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions, as well as to investor perceptions of these conditions. Prices can decrease significantly in response to these conditions, and these conditions can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these conditions. For example, the stocks of growth companies can react differently from the stocks of value companies, and the stocks of large cap companies can react differently from the stocks of small cap companies. Certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on stock markets.

Company Risk:  Changes in the financial condition of a company or other issuer, changes in specific market, economic, industry, political, regulatory, geopolitical, and other conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, regulatory, geopolitical and other conditions can adversely affect the price of an investment. The price of securities of smaller, less well-known issuers can be more volatile than the price of securities of larger issuers or the market in general.

Value Company Risk:  The stocks of value companies can continue to be undervalued for long periods of time and not realize their expected value and can be more volatile than the market in general.

Debt Market Risk:  Debt markets can be volatile and can decline significantly in response to changes in, or investor perceptions of changes in, market, economic, industry, political, regulatory, geopolitical, and other conditions that affect a particular type of instrument, issuer, or borrower, and/or that affect the debt market generally.  Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and may lead to periods of high volatility and reduced liquidity in the debt market.

Interest Rate Risk:  The price of a debt instrument changes in response to interest rate changes. Interest rates change in response to the supply and demand for credit, government monetary policy and action, inflation rates, and other factors. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Interest rate risk is generally greater for instruments with longer maturities, or that do not pay current interest. In addition, short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the

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MFS Global Total Return Fund

same amount. An instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes.

Credit Risk:  The price of a debt instrument depends, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due. The price of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest, if the instrument’s credit rating is downgraded by a credit rating agency, or based on other changes in the financial condition of the issuer or borrower.  For certain types of instruments, including derivatives, the price of the instrument depends in part on the credit quality of the counterparty to the transaction. For other types of debt instruments, including asset-backed securities, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult.

Foreign Risk:  Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, and other conditions. Political, social, and economic instability, U.S. and foreign government action such as the imposition of currency or capital controls, economic and trade sanctions or embargoes, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country. Economies and financial markets are becoming more connected, which increases the likelihood that conditions in one country or region can adversely impact issuers in different countries and regions. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, and other conditions than the U.S. market.

Emerging Markets Risk:  Emerging market investments can involve additional and greater risks than the risks associated with investments in developed foreign markets securities. Emerging markets typically have less developed economies and markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and more government involvement in the economy than developed countries. Emerging markets can also be subject to greater political, social, and economic instability. These factors can make emerging market investments more volatile and less liquid than investments in developed markets.

Currency Risk:  A decline in the value of a foreign currency relative to the U.S. dollar reduces the value of the foreign currency and investments denominated in that currency. In addition, the use of foreign exchange contracts to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. The value of foreign currencies relative to the U.S. dollar fluctuates in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory conditions in the U.S. or abroad. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other conditions.

Geographic Focus Risk:  The fund’s performance will be closely tied to the market, currency, political, economic, regulatory, geopolitical, and other conditions in the countries and regions in which the fund’s assets are invested.  These conditions include anticipated or actual government budget deficits or other financial difficulties, levels of inflation and unemployment, fiscal and monetary controls, and political and social instability in such countries and regions.  If MFS invests a significant percentage of the fund’s assets in issuers located in a single country, a small number of countries, or a particular geographic region, these conditions will have a significant impact on the fund’s performance.

Prepayment/Extension Risk:  Many types of debt instruments, including mortgage-backed securities, asset-backed securities, certain corporate bonds, and municipal housing bonds, and certain derivatives, are subject to the risk of prepayment and/or extension. Prepayment occurs when unscheduled payments of principal are made or the instrument is called or redeemed prior to an instrument’s maturity. When interest rates decline, the instrument is called, or for other reasons, these debt instruments may be repaid more quickly than expected. As a result, the holder of the debt instrument may not be able to reinvest the proceeds at the same interest rate or on the same terms, reducing the potential for gain. When interest rates increase or for other reasons, these debt instruments may be repaid more slowly than expected, increasing the potential for loss. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Derivatives Risk:  Derivatives can be highly volatile and involve risks in addition to, and potentially greater than, the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited.  Derivatives can involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types used by the fund. If the value of a derivative does not change as expected relative to the value of the market or other indicator the derivative is intended to provide exposure to, the derivative may not have the effect intended. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.

Leveraging Risk:  Certain transactions and investment strategies can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. In transactions involving leverage, a relatively small change in an underlying indicator can lead to significantly larger losses to the fund. Leverage can cause increased volatility by magnifying gains or losses.

Counterparty and Third Party Risk:  Transactions involving a counterparty other than the issuer of the instrument, including clearing organizations, or a third party responsible for servicing the instrument or effecting the transaction, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability or willingness to perform in accordance with the terms of the transaction.

Liquidity Risk:  Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market, or may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical, and other conditions.  At times, all or a large portion of segments of the market may not have an active trading market. Without an active trading market, it may be difficult to value, and it may not be

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MFS Global Total Return Fund

possible to sell, these investments and the fund may have to sell certain of these investments at a price or time that is not advantageous in order to meet redemptions or other cash needs.

Investment Selection Risk:  MFS’ investment analysis, its development and use of quantitative models, and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Other Investment Strategies and Risks

Active and Frequent Trading:  MFS may engage in active and frequent trading in pursuing the fund’s principal investment strategies. Frequent trading increases transaction costs, which may reduce the fund’s return. Frequent trading can also increase the possibility of capital gain distributions. Capital gain distributions generally increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle.

Temporary Defensive Strategy:  In response to adverse market, economic, industry, political, or other conditions, MFS may depart from the fund’s principal investment strategies by temporarily investing for defensive purposes. When MFS invests defensively, different factors could affect the fund’s performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

Further Information on Investment Strategies, Types, and Risks:  Information about investment strategies and investment types not described in the Prospectus and the risks associated with those investment strategies and investment types are described in the fund’s SAI.

Management of the Fund

Investment Adviser

MFS, located at 111 Huntington Avenue, Boston, Massachusetts, serves as the investment adviser for the fund.  Subject to the supervision of the fund’s Board of Trustees, MFS is responsible for managing the fund’s investments, executing transactions, and providing related administrative services and facilities under an Investment Advisory Agreement between the fund and MFS.

For the fiscal year ended October 31, 2014, the fund paid MFS an effective management fee equal to 0.77% of the fund’s average daily net assets.

The management fee set forth in the fund’s Investment Advisory Agreement is 0.84% of the fund’s average daily net assets annually.

Effective August 1, 2014, MFS has agreed in writing to reduce its management fee to 0.75% of the fund’s average daily net assets annually in excess of $500 million to $1billion, 0.70% of the fund’s average daily net assets annually in excess of $1 billion to $2.5 billion, and 0.65% of the fund’s average daily net assets annually in excess of $2.5 billion. This written agreement will remain in effect until modified by the fund’s Board of Trustees, but such agreement will continue until at least February 29, 2016.

For the period from November 1, 2013 to July 31, 2014, MFS agreed in writing to reduce its management fee to 0.75% of the fund’s average daily net assets annually in excess of $500 million to $1 billion and 0.70% of the fund’s average daily net assets annually in excess of $1 billion.

In addition, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the fiscal year ended October 31, 2014, this management fee reduction amounted to less than 0.01% of the fund’s average daily net assets.

MFS has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.13% of the fund’s average daily net assets annually for each of Class A and Class R3 shares, 1.88% of the fund’s average daily net assets annually for each of Class B, Class C, and Class R1 shares, 0.88% of the fund’s average daily net assets annually for each of Class I and Class R4 shares, 1.38% of the fund’s average daily net assets annually for Class R2 shares, and 0.82% of the fund’s average daily net assets annually for Class R5 shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least February 29, 2016.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement is available in the fund’s annual report for the one year period ended October 31, 2014.

MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $430 billion as of December 31, 2014.

Disclosure of Portfolio Holdings. The fund has established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI.

The following information is generally available to you on mfs.com (once you have selected “Explore our Products & Services,” “Individual Investor,” and “United States,” click on the fund’s name in the “Select a fund” menu under “View MFS Funds,” then click on the “Characteristics” tab):

Information	Approximate Date of Posting To Web Site
Fund’s top 10 equity holdings as of each month’s end	14 days after month end
Fund’s top 10 fixed income holdings as of each month’s end	14 days after month end
Fund’s full holdings as of each month’s end	24 days after month end

Holdings also include short positions, if any.

Note that the fund or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will generally remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

Portfolio Manager(s)

Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
Nevin P.	Equity Securities	Employed in the investment area of MFS

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MFS Global Total Return Fund

Chitkara	Portfolio Manager	since 1997
Pablo De La Mata	Equity Securities Portfolio Manager	Employed in the investment area of MFS since 2008
Pilar Gomez-Bravo	Investment Grade Debt Instruments Portfolio Manager

Employed in the investment area of MFS since 2013; Managing Director of Imperial Capital from May 2012 to March 2013; Portfolio Manager and Head of Research of Negentropy Capital from June 2011 to April 2012; Co-founder of Marengo Asset Management from June 2010 to April 2011; Head of Credit Europe of Neuberger Berman from June 2006 to May 2010

Steven R. Gorham	Equity Securities Portfolio Manager	Employed in the investment area of MFS since 1992
Richard O. Hawkins	Debt Instruments Portfolio Manager	Employed in the investment area of MFS since 1988
Robert D. Persons	Investment Grade Debt Instruments Portfolio Manager	Employed in the investment area of MFS since 2000
Jonathan W. Sage	Equity Securities Portfolio Manager	Employed in the investment area of MFS since 2000
Benjamin Stone	Equity Securities Portfolio Manager	Employed in the investment area of MFS since 2005
Erik S. Weisman	Debt Instruments Portfolio Manager	Employed in the investment area of MFS since 2002

Administrator

MFS provides the fund with certain financial, legal, and other administrative services under a Master Administrative Services Agreement between the fund and MFS. Under the Agreement, MFS is paid an annual fee for providing these services.

Distributor

MFS Fund Distributors, Inc. (“MFD”), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.

Shareholder Servicing Agent

MFS Service Center, Inc. (“MFSC”), a wholly owned subsidiary of MFS, provides dividend and distribution disbursing and transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC receives a fee based on the costs it incurs in providing these services and a target profit margin. In addition, MFSC is reimbursed for payments made to service providers that provide certain sub-accounting and other shareholder services (shareholder servicing payments) and out-of-pocket expenses. No shareholder servicing payments are made for Class R5 shares.

Description of Share Classes

The fund offers Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, and Class R5 shares through this prospectus. All classes of the fund have the same investment objective and investments, but each class has its own sales charge and expense structure. Your financial intermediary may also charge you additional fees, commissions, or other charges. You should consult with your financial intermediary to help you determine which class is most appropriate for you.

Class I shares generally are available only to the following eligible investors:

•                  certain retirement plans established for the benefit of employees and former employees of MFS or its affiliates;

•                  defined benefit retirement plans, endowments or foundations;

•                  bank trust departments or law firms acting as trustee or manager for trust accounts;

•                  investors who purchase shares through asset-based fee programs available through financial intermediaries;

•                  employees and former employees of MFS and its subsidiaries who were employed by MFS or its subsidiaries on or after January 1, 2013, trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, and joint accounts with such persons’ spouses or legal equivalents under applicable state law; and

•                  trustees and former trustees of any investment company for which MFD serves as a distributor and who served as trustee on or after January 1, 2013, trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, and joint accounts with such persons’ spouses or legal equivalents under applicable state law.

In addition, MFD may accept, in its sole discretion, investments in Class I shares from purchasers not listed above.

Class R1, Class R2, Class R3, and Class R4 shares generally are available only to eligible retirement plans (401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans any of whose accounts are maintained by the fund at an omnibus level (“Employer Retirement Plans”)).

Class R5 shares generally are available only to Employer Retirement Plans, investment companies distributed by MFD, endowments and foundations, local, city and state agencies (or entities acting on their behalf), funded welfare benefit plans (e.g., Voluntary Employees’ Beneficiary Association (VEBA) and Other Post-Employment (OPEB) plans), unaffiliated registered investment companies, and collective investment trusts.

Class R1, Class R2, Class R3, Class R4, and Class R5 shares generally are not available to traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, salary reduction only 403(b) plans, and 529 tuition plans.

Shareholders may be able to convert between Class A shares and Class I shares of the fund if they satisfy eligibility requirements for the other class, if any. Class I shareholders may be able to convert their Class I shares to Class R5 shares of the fund if they satisfy eligibility requirements of Class R5 shares.

Class C shareholders may be able to convert their Class C shares not subject to a CDSC to Class I shares of the fund if they satisfy eligibility requirements of Class I shares.

If a shareholder converts from one share class to another share class of the fund, the transaction will be based on the respective net asset value of each class as of the trade date for the conversion. Consequently, the converting shareholder may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. The total value of the initially held shares, however, will equal the total value of the converted shares. A conversion between share classes in the same fund is a nontaxable event.

Sales Charges and Waivers or Reductions

You may be subject to an initial sales charge when you purchase Class A, or a CDSC when you redeem Class A, Class B, or Class C shares. These sales charges are paid to MFD.

In the circumstances described below, you may qualify for a sales charge waiver or reduction for purchases or redemptions of Class A,

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MFS Global Total Return Fund

Class B, or Class C shares. In addition, other sales charge waivers or reductions apply to certain transactions by retirement plans, section 529 tuition programs, and certain other groups (e.g., affiliated persons of MFS) and with respect to certain types of investment programs (e.g., asset-based fee programs available through certain financial intermediaries). Details regarding the types of investment programs and categories of investors eligible for these waivers or reductions are provided in the SAI, which is available to you free of charge and on the fund’s Web site at mfs.com. Some of these programs and waivers or reductions are not available to you if your shares are held through certain types of accounts, such as retirement accounts and 529 plans, or certain accounts that you have with your financial intermediary. Waivers or reductions may be eliminated, modified, and added at any time without providing advance notice to shareholders.

Class A Shares.  You may purchase Class A shares at the offering price (which includes the applicable initial sales charge).

The amount of the initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest, as follows:

	INITIAL SALES CHARGE AS PERCENTAGE OF:
Amount of Purchase	GROSS PURCHASE AMOUNT (OFFERING PRICE*)	NET AMOUNT INVESTED
Less than $50,000	5.75%	6.10%
$50,000 but less than $100,000	4.75%	4.99%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.75%	2.83%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 or more	None	None

*                 Offering price is calculated by dividing the net asset value of a share by the difference between 1 and the initial sales charge percentage. Because the offering price is rounded to two decimal places, actual sales charges you pay may be more or less than those calculated using these percentages.

You may purchase Class A shares without an initial sales charge when you invest $1 million or more in Class A shares. However, for purchasers other than Employer Retirement Plans, a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 18 months of purchase.

Class B Shares.  You may purchase Class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years after purchase, you may be subject to a CDSC (declining from 4% during the first year to 0% after six years).

The CDSC is imposed according to the following schedule:

Year of redemption after purchase	1st	2nd	3rd	4th	5th	6th	7th
Contingent deferred sales charge	4%	4%	3%	3%	2%	1%	0%

If you hold Class B shares for approximately eight years, they will convert to Class A shares of the fund. All Class B shares you acquire through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any Class B shares in your account convert to Class A shares, a proportionate number of the Class B shares in the sub-account will also convert to Class A shares.

Class C Shares.  You may purchase Class C shares at net asset value without an initial sales charge. However, a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 12 months of your purchase.

Class I Shares.  Eligible investors may purchase Class I shares at net asset value without an initial sales charge or a CDSC upon redemption.

Class R1, Class R2, Class R3, Class R4, and Class R5 Shares.  Eligible investors may purchase Class R1, Class R2, Class R3, Class R4, and Class R5 shares at net asset value without an initial sales charge or a CDSC upon redemption.

Sales Charge Waivers or Reductions.  Below is a summary of certain investor programs whereby the applicable sales charge may be waived or reduced. You or your financial intermediary must inform MFSC upon purchasing fund shares of your intention to invest in a fund under one of the programs below. You can provide this information in your account application or through a separate document provided by your financial intermediary.

INVESTMENTS ELIGIBLE FOR:
Program	WAIVED INITIAL SALES CHARGE	REDUCED INITIAL SALES CHARGE	WAIVED CDSC
Letter of Intent		X
Right of Accumulation		X
Automatic Exchange Plan	X*
Exchange Privilege	X*
Systematic Withdrawal Plan			X**
Distribution Reinvestment	X
Distribution Investment Program	X
Reinstatement Privilege	X
Other Sales Charge Waivers	X		X

*           Investments under the Automatic Exchange Plan or certain other exchanges may be subject to a sales charge in certain cases.

**    Not currently available for Class A shares and limited for Class B and Class C shares. Effective January 4, 2016, limited for Class A shares.

•                  Letter Of Intent (LOI).  You may pay a reduced or no initial sales charge on purchases of Class A shares if you intend to invest a specific dollar amount, based on the gross amount of your investment (including the amount of any sales charge paid), including investments through any linked accounts in any class of any MFS fund within a 13-month period (36 months for a $1 million commitment). Distributions reinvested in additional shares of the fund or distributions from other MFS funds automatically invested in shares of the fund will not apply toward the satisfaction of the LOI.

For each purchase you make under the LOI you will pay the initial sales charge rate applicable to the total amount you intended to purchase. If, however, you do not purchase the intended amount within the relevant time period, your account will be adjusted by redemption of the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased.

To establish an LOI, complete the Letter of Intent section of your account application or service application. In order to benefit from the LOI, you or your financial intermediary must inform MFSC that the LOI is in effect each time shares of a fund are purchased.

•                  Right Of Accumulation (ROA).  Under the ROA, you may pay a reduced or no initial sales charge on purchases of Class A shares by aggregating the total dollar amount of your investment with your existing

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MFS Global Total Return Fund

investments or any linked accounts invested in MFS funds, based on the current maximum public offering price of the funds. For example, you will pay a sales charge on your current purchase at the rate applicable to the total value of all eligible accounts based on the sales charge schedule above.

•                  Linking Accounts For LOI and ROA.  For purposes of obtaining reduced sales charges under the LOI and ROA, you may combine the value of your accounts with those of your spouse (or legal equivalent under applicable state law) and your children under the age of 21.

Eligible accounts that you may link under an LOI and ROA are:

•                  Individual accounts;

•                  Joint accounts;

•                  Trust accounts of which you, your spouse (or legal equivalent under applicable state law), or child under the age of 21 is the grantor;

•                  MFS 529 College Savings Plan accounts;

•                  Certain single-participant retirement plan accounts;

•                  Certain Individual Retirement Accounts;

•                  Uniform Gifts/Transfers to Minor Acts accounts; and

•                  Accounts held in the name of your financial intermediary on your behalf.

In order to link such accounts, the broker/dealer at the time of your current purchase for an ROA or at the time of the establishment of an LOI must be the broker/dealer (or the clearing broker/dealer for your broker/dealer so long as your account is not aggregated by the clearing broker/dealer with other accounts) for any additional accounts to be linked. MFS fund shares held as follows cannot be combined for purposes of an LOI or ROA:

•                  Shares held indirectly through financial intermediaries other than the broker/dealer for your current purchase (for example, shares held in a different broker/dealer’s brokerage account or with a bank, an insurance company separate account or an investment adviser); or

•                  Shares held directly in a MFS fund account on which the broker/dealer is different than the broker/dealer for your current purchase for an ROA or is different than the broker/dealer at the time of the establishment of the LOI.

It is your responsibility to inform the broker/dealer for each current purchase of any accounts held with the MFS funds that you believe are eligible to be linked under an LOI or an ROA. If you have not designated a broker/dealer, you should inform MFSC directly of any accounts held with the MFS funds that you believe are eligible to be linked under an LOI or an ROA. You should provide your financial intermediary (or MFSC if you have not designated a broker/dealer) with certain supporting information at the time of each purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of an LOI or ROA. Such information may include shareholder identification numbers or applicable account numbers or account statements. Your financial intermediary is responsible for taking into account this information about accounts eligible to be combined when transmitting your purchase order to the fund.

Special Note for ROA eligible accounts linked prior to May 1, 2006. Any ROA eligible accounts linked prior to May 1, 2006, will remain linked to the extent the broker/dealer information for such accounts is not modified. In the event you change the broker/dealer for any such account, your accounts will no longer be eligible to be linked under an ROA. In addition, with respect to ROA eligible accounts linked prior to May 1, 2006, you will not be able to link additional accounts to the extent they do not meet the criteria discussed above.

•                  Automatic Exchange Plan (not available for Class R1, Class R2, Class R3, Class R4, and Class R5 shares).  If you have a balance of at least $2,000 in your account in the fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic periodic exchanges from your account in the fund for shares of the same class of other MFS funds. Exchanges will generally be made at net asset value without any sales charges. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange.  Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the exchanged fund and the original purchase date of the shares subject to the CDSC.

•                  Systematic Withdrawal Plan. If you have a balance of at least $5,000 in your account in the fund, you may elect to receive (or designate someone else to receive) regular periodic payments (of at least $50 if by check) through an automatic redemption of Class A, Class B, Class C, or Class I shares. For Class B and Class C shares, you may incur a CDSC when Class B or Class C shares are redeemed under the plan (or plans if more than one plan is established) if greater than 10% of the value of your account is withdrawn under the plan(s) in any one year (determined at the time of your first withdrawal under the plan(s), or January 3, 2007 with respect to Class B shares, or January 2, 2008 with respect to Class C shares, whichever is later). The applicable CDSC will be prorated across all of your payments taken in the one year period. For Class A shares, you may incur a CDSC when Class A shares are redeemed under this plan. Effective January 4, 2016, for Class A shares, you may incur a CDSC when Class A shares are redeemed under the plan (or plans if more than one plan is established) if greater than 10% of the value of your account is withdrawn under the plan(s) in any one year (determined at the time of your first withdrawal under the plan(s), or January 4, 2016, whichever is later).

•                  Distribution Reinvestment.  You may automatically reinvest dividend and capital gain distributions in the same fund without paying an initial sales charge.

•                  Distribution Investment Program.  You may automatically reinvest dividend and capital gain distributions from Class A, Class B, and Class C shares into the same class of another MFS fund without paying a CDSC or an initial sales charge.

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MFS Global Total Return Fund

•                  Reinstatement Privilege.  With respect to Class A, Class B and Class C shares, after you have redeemed fund shares, you have a one-time right per fund per registration to reinvest the proceeds in the fund within 90 days of the redemption without paying a sales charge. Proceeds can only be reinvested in the same class of the same fund under the same account registration, except proceeds from a Class B share redemption can only be reinvested into Class A shares.

Any CDSC paid upon the redemption of Class A shares or Class C shares will be credited to your account, and your new Class A shares or Class C shares will be subject to a CDSC according to the CDSC schedule applicable to your original shares.

Any CDSC paid upon the redemption of Class B shares will not be credited to your account.

In order to benefit from the reinstatement privilege, you or your financial intermediary must inform MFSC that the reinstatement privilege is in effect each time shares of the fund are purchased under this privilege.

Calculation Of CDSC.  As discussed above, certain investments in Class A, Class B, and Class C shares are subject to a CDSC. For purposes of calculating the CDSC, purchases made on any day during a calendar month will age one month at the close of business on the last day of that month, and at the close of business on the last day of each subsequent month.  The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the CDSC, if you sell only some of your shares, shares not subject to a CDSC are sold first, followed by shares held the longest.

Shares acquired through reinvestment of distributions are not subject to a CDSC.

Distribution and Service Fees

The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Distribution Plan”). Under the Distribution Plan, the fund pays distribution and/or service fees to MFD to support the sale and distribution of Class A, Class B, Class C, Class R1, Class R2, and Class R3 shares, and/or shareholder servicing and account maintenance activities. These distribution and/or service fees equal on an annual basis up to the following maximum percentages of average daily net assets of the class:

CLASS	MAXIMUM DISTRIBUTION FEE	MAXIMUM SERVICE FEE	MAXIMUM TOTAL DISTRIBUTION AND SERVICE FEE
Class A	0.00%	0.25%	0.25%
Class B	0.75%	0.25%	1.00%
Class C	0.75%	0.25%	1.00%
Class R1	0.75%	0.25%	1.00%
Class R2	0.25%	0.25%	0.50%
Class R3	0.00%	0.25%	0.25%

These fees are paid out of fund assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges.

MFD has voluntarily agreed to rebate to the class a portion of each class’ 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to seed money of MFS or an affiliate.

The fund has not adopted a Rule 12b-1 plan with respect to its Class I shares, Class R4, or Class R5 shares.

Financial Intermediary Compensation

The term “financial intermediary” refers to any broker/dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company, and any other institution having a selling, administration, or any similar agreement with MFD, MFS, or any of their affiliates.

Financial intermediaries receive various forms of compensation in connection with the sale of shares of a fund and/or the servicing of shareholder accounts. Financial intermediaries may receive such compensation (i) in the form of up-front commissions and ongoing asset-based compensation paid by MFD based on sales charges received and expected to be received by MFD from shareholders and Distribution Plan distribution and service payments received by MFD from the fund, (ii) in the form of shareholder servicing payments paid by MFD and/or one or more of its affiliates (for purposes of this section only, collectively, “MFD”) based on the receipt of such payments by MFD from the fund, and (iii) in the form of payments paid by MFD from MFD’s own additional resources.

Financial intermediaries may receive up-front commissions of up to the following percentage amounts for sales of the following share classes:

SHARE CLASS	UP FRONT COMMISSION AS A PERCENTAGE OF OFFERING PRICE
Class A	5.75%
Class B	3.75%
Class C	1.00%

In addition, financial intermediaries may receive payments from MFD from MFD’s own additional resources as incentives to market the MFS funds, to cooperate with MFD’s promotional efforts and/or in recognition of their marketing, administrative services, and/or processing support. This compensation from MFD is not reflected in the fees and expenses listed in the fee table section of the fund’s prospectus.  MFD compensates financial intermediaries based on criteria established by MFD from time to time that consider, among other factors, the distribution potential of the financial intermediary, the types of products and programs offered by the financial intermediary, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary and the quality of the overall relationship with the financial intermediary.

These additional payments by MFD may take the form of payments to financial intermediaries that provide marketing support and administrative services to MFD with respect to fund shares sold or held through the financial intermediary’s distribution network and/or through programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. MFD may also make payments to financial intermediaries to help offset the cost associated with client account maintenance support, statement preparation, and transaction processing. To the extent permitted by SEC (Securities and Exchange Commission) and FINRA (Financial Industry Regulatory Authority) rules and other applicable laws and regulations, MFD may make other payments or allow other promotional incentives or payments to financial intermediaries.

The types of payments described above are not exclusive and such payments can be significant to the financial intermediary. In addition, the compensation that financial intermediaries receive may

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MFS Global Total Return Fund

vary by class of shares sold and among financial intermediaries. Depending upon the arrangements in place at any particular time, financial intermediaries may have a financial incentive to recommend a particular fund or share class.

You can find further details in the SAI about the payments made by MFD and the services provided by financial intermediaries. Financial intermediaries may charge you additional fees and/or commissions other than those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries that sell fund shares may also act as a broker/dealer in connection with a MFS fund’s purchase or sale of portfolio securities. However, the fund and MFS do not consider financial intermediaries’ sales of shares of an MFS fund as a factor when choosing broker/dealers to effect portfolio transactions for the MFS funds.

How To Purchase, Redeem, and Exchange Shares

You may purchase, redeem, and exchange shares of the fund in the manner described below. The fund is generally only available to U.S. residents with a valid U.S. tax identification number (and to certain other qualified investors). If you buy or sell shares of a fund through a retirement account, 529 plan, or financial intermediary, the procedures for buying, selling, and exchanging shares of the fund and the features, policies and fees may differ from those discussed in this prospectus. Investment minimums may be waived or reduced for certain types of investors and investments and your financial intermediary may have additional minimums.

How to Purchase Shares

Your shares will be bought at the offering price (the net asset value per share plus any applicable initial sales charge) next calculated after your purchase order is received in proper form. Your financial intermediary is responsible for transmitting your purchase order to the fund in proper form and in a timely manner. MFSC reserves the right to reject any purchase order that is not in proper form. The specific requirements for proper form depend on the type of account and transaction and the method of purchase; contact MFSC if you have questions about your particular circumstances. Certain restrictions apply to the use of a transfer on death registration.  You or your financial intermediary should contact MFSC to obtain a Transfer on Death registration form and for information regarding MFSC’s other requirements for transfer on death registrations. If payment for a purchase order is not received by the time required under applicable law, your purchase order may be cancelled and your financial intermediary could be liable for any costs or losses.

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders. The fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

The fund is required by law to obtain from you certain personal information that will be used to verify your identity. If you do not provide the information, the fund will not be able to open your account. The fund must also take certain steps to verify that the account information you provide is correct.

Class A, Class B, and Class C Shares.  You can establish an account by having your financial intermediary process your purchase or by contacting MFSC directly.

Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the MFS funds have a total value equal to $99,999 for Class B share purchases or $999,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the MFS funds that are linked under a LOI or ROA will be included.

The fund or its agents may at their discretion accept a purchase request for Class B shares or Class C shares that would otherwise exceed the total account value limitation of $99,999 and $999,999, respectively, under certain circumstances, including purchases by certain types of group or sponsored retirement plans.

Class I Shares.  You can establish an account through your MFD representative, by having your financial intermediary process your purchase, or by contacting MFSC directly.

Class R1, Class R2, Class R3, Class R4, and Class R5 Shares.  You can establish an account through your financial intermediary or by contacting MFSC directly.  For Class R5 investors, you can also establish your account through your MFD representative.

Additional Purchases

You may purchase additional shares through your financial intermediary or MFSC.

•                  Additional Purchases Directly Through MFSC.

•                  Mail.  You may purchase additional shares by mailing a check with your investment instructions to MFSC.

•                  Telephone.  You may purchase additional shares by phone from your pre-designated bank account. You must elect this privilege on your account application or service application.  Purchases via telephone are not available for certain types of accounts.

•                  Internet.  You may purchase additional shares from a pre-designated bank account via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application or service application and establish a password on MFS Access to use this service. Purchases via the Internet are not available for Class R1, Class R2, Class R3, Class R4, and Class R5 shares, and certain types of accounts.

•                  Wire.  To purchase additional shares by wire, call MFSC for instructions.

•                  Automatic Investment Plan.  You may purchase additional shares by automatically investing a designated amount from your checking or savings account on any day of the month. You must elect this privilege on your account application or service application.

•                  Additional Purchases Through Your Financial Intermediary.  You can have your financial intermediary purchase shares on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

How to Redeem Shares

Your shares will be sold at the net asset value per share next calculated after your redemption order is received in proper form, minus any applicable CDSC and/or other fees.  Your financial

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MFS Global Total Return Fund

intermediary is responsible for transmitting your redemption order to the fund in proper form and in a timely manner. MFSC reserves the right to reject any redemption request that is not in proper form. The specific requirements for proper form depend on the type of account and transaction and the method of redemption; contact MFSC if you have questions about your particular circumstances. A redemption order in an amount less than or equal to the value of your account (other than an exchange) is considered to be in proper form only with respect to shares in your account for which payment has been received and collected. A new redemption order must be submitted if you wish to redeem your shares for which payment had not been received and collected at the time the prior redemption order was received by the fund. Receiving and collecting payment can take up to seven business days after a purchase. In certain circumstances, you will need to have your signature guaranteed and/or submit additional documentation to redeem your shares. In general, no signature guarantee is required for a redemption order for up to $100,000 that is signed by all owners or fiduciaries identified in the account registration, paid as registered, and mailed to the address of record. However, if you have changed your address of record within 30 days of your redemption order, a signature guarantee may be required.

The fund normally sends out your redemption proceeds within seven days after your request is received in proper form. Under unusual circumstances, such as when the New York Stock Exchange (the “NYSE”) is closed, trading on the NYSE is restricted, or as permitted by the SEC, the fund may suspend redemptions or postpone payment for more than seven days.

You may redeem your shares either by having your financial intermediary process your redemption or by contacting MFSC directly.

Redeeming Directly Through MFSC.

•                  Mail.  To redeem shares by mail, you can send a letter, or the applicable redemption form, to MFSC with the name of the fund, your account number, and the number of shares or dollar amount to be redeemed. MFSC currently charges a fee to send your proceeds via overnight mail.

•                  Telephone.  If a signature guarantee is not required, you can call MFSC to have shares redeemed from your account and proceeds mailed to the address of record on the account. MFSC currently charges a fee to send your proceeds via overnight mail. You can also call MFSC to have shares redeemed from your account and the proceeds sent directly to a pre-designated bank account. You must elect this privilege on your account application or service application if you wish to have proceeds sent to your bank account. Telephone redemptions are not available for certain types of accounts.

•                  Internet.  If a signature guarantee is not required, you can have shares redeemed from your account via the Internet at mfs.com (MFS Access) and the proceeds mailed to the address of record on the account. You can also have shares redeemed from your account via MFS Access and the proceeds sent directly to a pre-designated bank account. You must elect this privilege on your account application or service application and establish a password on MFS Access to use this service. Redemptions via the Internet are not available for Class R1, Class R2, Class R3, Class R4, and Class R5 shares, and certain types of accounts.

•                  Systematic Withdrawal Plan.  For Class A, Class B, Class C, or Class I shares, you may elect to automatically receive (or designate someone else to receive) regular periodic payments through an automatic redemption of such classes. Please contact MFSC for details.

Redeeming Through Your Financial Intermediary.  You can have your financial intermediary process a redemption on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

Signature Guarantee/Additional Documentation.  If a signature guarantee is required, your signature may be guaranteed by an eligible bank, broker/dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and under certain circumstances. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements. Please contact MFSC with any questions and for the requirements for your particular situation.

Share Certificates.  If certificates are outstanding for your shares, you may only redeem such shares by mailing the certificates to MFSC. Telephone, electronic, and systematic withdrawal plan redemptions and checkwriting are not available if certificates are outstanding for your shares.

Redemptions In Kind.  If, during any 90-day period, you redeem shares in an amount greater than the lesser of $250,000 or 1% of fund net assets, the fund may pay the redemption amount above such threshold by a distribution in kind of portfolio securities (redemption in kind). In the event that the fund makes a redemption in kind, you should expect to incur brokerage and other transaction charges when converting the securities to cash, and the securities will likely increase or decrease in value before you sell them.

Involuntary Redemptions.  Because it is costly to maintain small accounts, the MFS funds have reserved the right to redeem your Class A, Class B, or Class C shares without your permission when your account contains less than $500 for any reason, including market fluctuation. Before the fund makes such a redemption, you will be notified and given 60 days to increase your investment to at least $500. Certain accounts are not subject to these provisions.  Any applicable CDSC will be waived for shares redeemed due to the small size of a shareholder’s account.

In addition, the MFS funds have reserved the right to redeem your shares without your permission in cases of threatening conduct or suspicious, fraudulent, or illegal activity.  Any applicable CDSC will be assessed upon redemption of your shares.

How to Exchange Shares

An exchange involves the redemption of shares of one fund and the purchase of shares of another fund.

Exchange Privilege.  You can exchange your shares for shares of the same class of most other MFS funds by having your financial intermediary process your exchange request or by contacting MFSC directly.

You can exchange your Class A shares and your Class I shares for shares of the MFS U.S. Government Money Market Fund, if available, according to the terms of such fund’s prospectus.

Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the exchanged fund and the original purchase date of the shares subject to the CDSC.

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MFS Global Total Return Fund

You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in investment objectives, policies, and risks, and in fees and expenses, before making an exchange. The exchange privilege may be changed or discontinued at any time, and all exchanges are subject to certain limitations and the MFS funds’ policies concerning disruptive trading practices, which are designed to protect the funds and their shareholders from the harmful effects of frequent trading.

The MFS funds allow certain financial intermediaries to place exchange orders on behalf of a group of their discretionary investment advisory clients (“group exchange orders”). As with any exchange request, the funds and their agents reserve the right to reject any group exchange order, and the funds’ agents will generally reject any group exchange order received by the funds or their agents after 1 p.m., Eastern time. In addition, MFD has agreements with certain financial intermediaries which set forth the terms and conditions under which group exchange orders may be placed by these financial intermediaries. These conditions may be more restrictive than those applicable to individual exchange orders, and may include the requirement to provide the funds or their agents with advance notice of group exchange orders.

Other Considerations

Disruptive Trading

General Purchase and Exchange Limitation Policy.  The MFS funds reserve the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order, including transactions believed to represent frequent or other disruptive trading activity. In the event that MFSC rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed.  Each MFS fund reserves the right to delay for one business day the processing of exchange requests in the event that, in MFSC’s judgment, in consultation with MFS, as appropriate, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the funds’ net asset values at the conclusion of the delay period.

Disruptive Trading Risks.  To the extent that the MFS funds or their agents are unable to curtail disruptive trading practices in a fund (e.g., frequent trading) or to the extent there are large or frequent redemptions in a fund, these purchases and/or redemptions can interfere with the efficient management of the fund’s portfolio, may result in increased transaction and administrative costs, and may adversely impact the fund’s performance.

In addition, to the extent that the fund invests in foreign securities, the interests of long-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the time the fund determines its net asset value. The fund’s use of fair valuation can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that the fund’s fair valuation policies and procedures will prevent dilution of the fund’s net asset value by short-term traders.

To the extent that the fund invests in securities that trade infrequently or are difficult to value, such as the securities of smaller companies, high yield debt instruments, and floating rate loans, the interests of long-term shareholders may be diluted as a result of price arbitrage, a short-term trading strategy that seeks to exploit perceived pricing inefficiencies in the fund’s investments. Such short-term trading strategies may interfere with efficient management of the fund’s portfolio to a greater degree than funds that invest in more frequently traded or liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Frequent Trading.  The fund is not intended to serve as a vehicle for frequent trading. The Board of Trustees of the fund has adopted the purchase and exchange limitation policy described below, which it believes is reasonably designed to discourage frequent fund share transactions. MFSC seeks to monitor and enforce this policy, subject to oversight by the Board of Trustees. The fund may alter its policies at any time without notice to shareholders.

MFSC will generally restrict, reject or cancel purchase and exchange orders into the fund if MFSC determines that an accountholder has made two exchanges, each in an amount of $15,000 or more, out of an account in the fund during a calendar quarter (“two exchange limit”). This policy does not apply to MFS money market funds or to exchanges initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/acquisitions/liquidations).  MFSC may make exceptions to this policy if, in its judgment, the transaction does not represent frequent trading activity, such as purchases made through systematic purchase plans (but not systematic exchange plans), payroll contributions, or distribution investment programs. In applying this policy, MFSC considers the information available to it at the time and reserves the right to consider trading effected through multiple accounts that are under common ownership, control, or influence to be trading out of a single account.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., an accountholder who on the same day exchanges $16,000 from the fund into two other MFS funds, by exchanging $8,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $15,000 in value).

Omnibus accounts, in which shares are held in the name of a financial intermediary on behalf of multiple underlying shareholders, are a common form of holding shares among certain financial intermediaries such as brokers, retirement and 529 plans, investment advisors, and insurance companies.

Financial intermediaries are required to reject any purchase or exchange orders in the fund if they believe the orders represent frequent trading activity unless they notify MFSC or an affiliate in writing that they do not monitor for frequent trading (“Waived Financial Intermediary”). With respect to Waived Financial Intermediaries, MFSC will take action reasonably designed to discourage frequent trading that is not in the best interests of the fund by the customers of such Waived Financial Intermediary, including requesting underlying shareholder account data more frequently than from other financial intermediaries.

With respect to omnibus accounts that provide MFSC with underlying shareholder data daily, MFSC will apply the two exchange limit directly to underlying shareholders.  For all other accounts which MFSC determines are omnibus accounts, MFSC will apply the two exchange limit to the omnibus account itself.  Applying the two exchange limit to the omnibus account itself will not necessarily detect violations of the two exchange limit by underlying shareholders. If the financial intermediary associated with an omnibus account that has triggered the two exchange limit demonstrates to MFSC, as determined in MFSC’s sole discretion, that no single underlying shareholder triggered the two exchange limit, then MFSC will remove any restrictions, rejections or cancellations imposed on the account.  If the financial intermediary demonstrates to MFSC that a single underlying shareholder

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MFS Global Total Return Fund

triggered the two exchange limit and that the financial intermediary itself will apply applicable restrictions, rejections or cancellations to that underlying shareholder, MFSC will likewise remove any restrictions, rejections or cancellations imposed on the omnibus account.  Otherwise, MFSC will continue to apply the two exchange limit to the omnibus account.

Certain financial intermediaries may use procedures to restrict frequent trading by their customers who invest in the fund while others may not employ any procedures to restrict frequent trading.  Such procedures, if any, may be less restrictive than the fund’s purchase and exchange limitation policy, may permit transactions not permitted by the fund’s purchase and exchange limitation policy, including transactions in excess of the two exchange limit, and/or may prohibit transactions not subject to the fund’s purchase and exchange limitation policy.  You should consult your financial intermediary about any restrictions it imposes on frequent trading.

There is no assurance that MFSC will be able to detect or prevent frequent trading.  Shareholders seeking to engage in frequent trading practices may deploy a variety of strategies to avoid detection, and MFSC is generally not able to identify trading by a particular underlying shareholder within an omnibus account, which makes it difficult or impossible to determine if a particular underlying shareholder is engaged in frequent trading.

MFSC reviews trading activity to detect trading activity that may be indicative of frequent trading based on its internal parameters for detecting frequent trading, including reviewing transactions (including exchanges) that exceed a certain dollar amount, transactions involving similar dollar amounts, or transactions that occur close in time to other transactions in the same account or in multiple accounts that are under common ownership or influence.  Any or all of these parameters (including those not listed) may change at any time.  If MFSC detects suspicious trading activity at the omnibus account level, it will contact the financial intermediary to request underlying shareholder level activity to determine whether there is underlying shareholder level frequent trading.  However, the underlying shareholder data received may not reflect information about the ultimate underlying shareholders because there may be multiple layers of omnibus accounts. If frequent trading is identified, MFSC will take appropriate action, such as requesting the financial intermediary to prohibit purchases into the account by the underlying shareholder, requiring purchases by the underlying shareholder to be submitted only by mail, or prohibiting purchases from the financial intermediary.

MFSC’s ability to monitor and deter frequent trading in omnibus accounts depends on, among other factors, the frequency with which MFSC requests underlying shareholder account data from omnibus accounts.  MFSC expects to request underlying shareholder data based on its assessment of the likelihood of frequent trading by underlying shareholders among other factors.  MFSC expects to request underlying shareholder data from Waived Financial Intermediaries more frequently than from other financial intermediaries.  There is no assurance that MFSC will request data with sufficient frequency to detect or prevent frequent trading in omnibus accounts effectively.

Unauthorized Transactions.  MFS will not be responsible for losses that result from unauthorized transactions unless MFSC does not follow procedures reasonably designed to verify your identity. If an account has more than one owner or authorized person, MFSC will accept telephone and online instructions from any one owner or authorized person, except MFSC will require instructions for a redemption from all trustees of trust accounts registered with multiple trustees. It is important that you contact MFSC immediately about any transactions made through MFSC you believe to be unauthorized.

Ability to Contact MFSC.  Certain methods of contacting MFSC, such as by mail, telephone, or electronically, may be unavailable or delayed (for example, after natural disasters, during periods of significant/major political, social, or economic instability, or in the event of a cybersecurity incident).

Reservation of Other Rights.  In addition to the rights expressly stated elsewhere in this prospectus, subject to applicable rules, laws, and regulations, MFSC reserves the right to: 1) alter, add, or discontinue any conditions of purchase, redemption, service, or privilege at any time without notice; 2) freeze any account or suspend account services when MFSC has received reasonable notice (written or otherwise) of a dispute between registered or beneficial account owners or when MFSC believes a fraudulent transaction may occur or has occurred; and 3) change, impose, discontinue, or waive any fee it charges.

Anti-Money Laundering Restrictions.  Federal law requires the fund to implement policies and procedures reasonably designed to prevent, detect and report money laundering and other illegal activity. The fund, consistent with applicable federal law, may redeem your shares and close your account; suspend, restrict or cancel purchase and redemption orders; process redemption requests and withhold your proceeds; and take other action if it is unable to verify your identity within a reasonable time or conduct required due diligence on your account or as otherwise permitted by its anti-money laundering policies and procedures. Any applicable CDSC will be assessed upon redemption of your shares.

Confirmations in Quarterly Statements.  Transactions made under certain periodic investment and withdrawal programs (including reinvestment plans) will be confirmed on quarterly account statements.

Other Information

Valuation

The price of each class of the fund’s shares is based on its net asset value. The net asset value of each class of shares is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). However, net asset value may be calculated earlier in emergency situations or as otherwise permitted by the SEC. Net asset value per share is computed by dividing the net assets allocated to each share class by the number of shares outstanding for that class. On days when the NYSE is closed (such as weekends and holidays), net asset value is not calculated, and the fund does not transact purchase and redemption orders. To the extent the fund’s assets are traded in other markets on days when the fund does not price its shares, the value of the fund’s assets will likely change when you will not be able to purchase or redeem shares of the fund.

To determine net asset value, the fund’s investments for which reliable market quotations are readily available are valued at market value, and MFS funds in which the fund invests are generally valued at their net asset value per share. Certain short term debt instruments may be valued at amortized cost.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the MFS funds’ investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees.

Under the MFS funds’ valuation policies and procedures, market quotations are not considered to be readily available for most types

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MFS Global Total Return Fund

of debt instruments and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. These valuations can be based on both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded.  Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Distributions

The fund intends to declare and pay any dividends to shareholders at least quarterly.

Any capital gains are distributed at least annually.

Distribution Options

The following distribution options are generally available:

•                  Dividend and capital gain distributions automatically reinvested in additional shares (this option will be assigned if no other option is specified);

•                  Dividend distributions in cash; capital gain distributions automatically reinvested in additional shares;

•                  Dividend and capital gain distributions in cash; or

•                  Dividend and capital gain distributions automatically reinvested into the same class of shares of another MFS Fund.

Not all options are available for every class or every account.

Dividends and capital gain distributions for Class R1, Class R2, Class R3, Class R4, and Class R5 shares automatically will be reinvested in additional shares of the fund.

The distribution option for accounts with dividend distributions of less than $10 generally will be changed to reinvestment in additional shares of the fund. If you have elected to receive distributions in cash, and the postal service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option may be converted to having all distributions reinvested in additional shares. You should contact MFSC to change your distribution option, and your request to do so must be received by MFSC before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

Tax Considerations

The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the fund will have on your particular tax situation, including possible foreign, state, and local taxes. Also, this discussion does not apply to shares of the fund held through tax-exempt retirement plans or by shareholders that are not “U.S. persons” under the Internal Revenue Code of 1986, as amended.

The fund expects to distribute substantially all of its income and gains annually. Distributions from the fund are taxable whether you receive them in cash or reinvest them in additional shares. If you buy shares when the fund has realized but not yet distributed ordinary income or capital gains, you will pay full price for the shares and then receive a portion back as a taxable distribution.

Any gain resulting from the redemption, sale, or exchange of your shares will generally also be subject to tax.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned or is deemed to have owned the investments that generated them, rather than how long you have owned your shares. Distributions of gains from the sale of investments that the fund owned for more than one year and that are properly reported by the fund as capital gain dividends will be treated as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of gains from the sale of investments that the fund owned for one year or less will be taxable as ordinary income. If some or all of the fund’s income derives from “qualified dividend income” and if you are an individual who meets holding period and other requirements with respect to the fund’s shares, those distributions that are properly reported by the fund as derived from qualified dividend income are taxed to you at the reduced rates applicable to net capital gains.

The fund’s investments in certain debt instruments may cause the fund to recognize income in excess of the cash generated by such instruments. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

A 3.8% Medicare contribution tax is generally imposed on distributions paid by the fund (other than exempt-interest dividends, if any) and net gains recognized on the sale, redemption or exchange of shares of the fund paid to individuals, estates and trusts whose income exceeds certain threshold amounts.

The fund’s investments in foreign securities may be subject to foreign withholding taxes, which will decrease the fund’s return on those securities. If the fund is eligible to elect to “pass through” to you foreign income taxes that it pays, and if the fund so elects, you will be required to include your share of those taxes in gross income as a distribution from the fund and you will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. In addition, the fund’s investments in certain foreign securities (including fixed income securities and derivatives) denominated in foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing, amount, or character of the fund’s distributions.

The Form 1099 that is provided to you early each year details your distributions from the fund and how they are treated for federal tax

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MFS Global Total Return Fund

purposes, and cost basis information for shares purchased on or after January 1, 2012, that you redeemed, sold, or exchanged. Our default method for calculating cost basis is average cost basis. More information about other cost basis methods and a cost basis selection/change form are available on mfs.com. If your account is held by your financial intermediary, you must contact your financial intermediary to obtain information about available cost basis methods and cost basis elections for your account.

Provision of Financial Reports and Summary Prospectuses

The fund produces financial reports every six months and updates its summary prospectus and prospectus annually. To avoid sending duplicate copies of materials to households, only one paper copy of the fund’s annual and semiannual report and summary prospectus may be mailed to shareholders having the same last name and residential address on the fund’s records. However, any shareholder may contact MFSC (please see back cover for address and telephone number) to request that copies of these reports and summary prospectuses be sent personally to that shareholder.

Additional Information on Fees and Expenses and Performance

Fees and Expenses

The annual fund operating expenses shown in “Fees and Expenses” are based on annualized expenses reported during the fund’s most recently completed fiscal year expressed as a percentage of the fund’s average net assets during the period.  Annual fund operating expenses have not been adjusted to reflect the fund’s current asset size. In general, annual fund operating expenses, expressed as a percentage of the fund’s assets, increase as the fund’s assets decrease. Annual fund operating expenses will likely vary from year to year.

Performance Information

All performance information shown in the “Class A Bar Chart” and the “Performance Table” reflects any applicable fee and expense waivers in effect during the periods shown; without these, the performance would have been lower.

From time to time, the fund may receive proceeds from litigation settlements, without which performance would be lower.

The fund commenced operations on September 4, 1990, with the offering of Class A shares, and subsequently offered Class B shares on September 7, 1993, Class C shares on January 3, 1994, Class I shares on January 2, 1997, Class R2 shares on October 31, 2003, Class R1, Class R3 and Class R4 shares on April 1, 2005, and Class R5 shares on June 1, 2012.

In the “Performance Table,” performance for each of Class R1, Class R3, Class R4, and Class R5 shares includes the performance of the fund’s Class I shares, adjusted to take into account differences in sales loads and class specific operating expenses (such as Rule 12b-1 fees), if any, for periods prior to their offering.

18

MFS Global Total Return Fund

Financial Highlights

The financial highlights are intended to help you understand a fund’s financial performance for the past five years (or life of a particular class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the financial highlights represent the rate by which an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund’s independent registered public accounting firm, whose report, together with the fund’s financial statements, is included in the fund’s Annual Report to shareholders. The fund’s Annual Report is available upon request by contacting MFSC (please see back cover for address and telephone number). The fund’s independent registered public accounting firm is Ernst & Young LLP.

Class A

	Years ended 10/31
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$16.32	$14.39	$13.52	$13.31	$12.49
Income (loss) from investment operations
Net investment income (d)	$0.32	$0.24	$0.25	$0.26	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	0.55	1.91	0.92	0.35	0.85
Total from investment operations	$0.87	$2.15	$1.17	$0.61	$1.07
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.22)	$(0.30)	$(0.40)	$(0.25)
From net realized gain on investments	(0.07)	—	—	—	—
Total distributions declared to shareholders	$(0.39)	$(0.22)	$(0.30)	$(0.40)	$(0.25)
Net asset value, end of period (x)	$16.80	$16.32	$14.39	$13.52	$13.31
Total return (%) (r)(s)(t)(x)	5.41	15.13	8.81	4.69	8.71
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.27	1.28	1.30	1.30	1.33
Expenses after expense reductions (f)	1.17	1.22	1.25	1.25	1.25
Net investment income	1.93	1.60	1.80	1.89	1.71
Portfolio turnover	23	40	30	46	66
Net assets at end of period (000 omitted)	$772,769	$657,312	$509,475	$477,216	$466,793

Class B

	Years ended 10/31
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$16.70	$14.73	$13.83	$13.60	$12.76
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.13	$0.15	$0.16	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	0.57	1.95	0.94	0.36	0.88
Total from investment operations	$0.77	$2.08	$1.09	$0.52	$1.00
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.11)	$(0.19)	$(0.29)	$(0.16)
From net realized gain on investments	(0.07)	—	—	—	—
Total distributions declared to shareholders	$(0.26)	$(0.11)	$(0.19)	$(0.29)	$(0.16)
Net asset value, end of period (x)	$17.21	$16.70	$14.73	$13.83	$13.60
Total return (%) (r)(s)(t)(x)	4.66	14.20	8.01	3.94	7.86
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.01	2.03	2.05	2.05	2.08
Expenses after expense reductions (f)	1.92	1.97	2.00	2.00	2.00
Net investment income	1.19	0.86	1.05	1.14	0.96
Portfolio turnover	23	40	30	46	66
Net assets at end of period (000 omitted)	$66,528	$64,457	$59,468	$56,479	$54,548

19

MFS Global Total Return Fund

Class C

	Years ended 10/31
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$16.50	$14.56	$13.67	$13.45	$12.62
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.13	$0.15	$0.16	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	0.57	1.92	0.93	0.36	0.87
Total from investment operations	$0.77	$2.05	$1.08	$0.52	$0.99
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.11)	$(0.19)	$(0.30)	$(0.16)
From net realized gain on investments	(0.07)	—	—	—	—
Total distributions declared to shareholders	$(0.27)	$(0.11)	$(0.19)	$(0.30)	$(0.16)
Net asset value, end of period (x)	$17.00	$16.50	$14.56	$13.67	$13.45
Total return (%) (r)(s)(t)(x)	4.70	14.19	8.05	3.92	7.88
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.02	2.03	2.05	2.05	2.08
Expenses after expense reductions (f)	1.92	1.97	2.00	2.00	2.00
Net investment income	1.17	0.85	1.05	1.14	0.96
Portfolio turnover	23	40	30	46	66
Net assets at end of period (000 omitted)	$308,269	$245,944	$186,974	$171,596	$170,189

Class I

	Years ended 10/31
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$16.17	$14.27	$13.41	$13.20	$12.39
Income (loss) from investment operations
Net investment income (d)	$0.35	$0.28	$0.27	$0.29	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	0.56	1.88	0.92	0.35	0.85
Total from investment operations	$0.91	$2.16	$1.19	$0.64	$1.10
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.26)	$(0.33)	$(0.43)	$(0.29)
From net realized gain on investments	(0.07)	—	—	—	—
Total distributions declared to shareholders	$(0.43)	$(0.26)	$(0.33)	$(0.43)	$(0.29)
Net asset value, end of period (x)	$16.65	$16.17	$14.27	$13.41	$13.20
Total return (%) (r)(s)(x)	5.72	15.33	9.08	5.00	8.97
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	1.03	1.06	1.05	1.08
Expenses after expense reductions (f)	0.92	0.97	1.00	1.00	1.00
Net investment income	2.14	1.84	2.00	2.17	1.97
Portfolio turnover	23	40	30	46	66
Net assets at end of period (000 omitted)	$193,307	$108,175	$67,970	$26,765	$13,801

20

MFS Global Total Return Fund

Class R1

	Years ended 10/31
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$16.44	$14.50	$13.62	$13.40	$12.58
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.13	$0.15	$0.15	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	0.56	1.92	0.92	0.37	0.86
Total from investment operations	$0.76	$2.05	$1.07	$0.52	$0.98
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.11)	$(0.19)	$(0.30)	$(0.16)
From net realized gain on investments	(0.07)	—	—	—	—
Total distributions declared to shareholders	$(0.27)	$(0.11)	$(0.19)	$(0.30)	$(0.16)
Net asset value, end of period (x)	$16.93	$16.44	$14.50	$13.62	$13.40
Total return (%) (r)(s)(x)	4.63	14.26	8.01	3.95	7.83
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.01	2.03	2.05	2.05	2.08
Expenses after expense reductions (f)	1.92	1.97	2.00	2.00	2.00
Net investment income	1.18	0.87	1.05	1.13	0.97
Portfolio turnover	23	40	30	46	66
Net assets at end of period (000 omitted)	$3,518	$3,613	$3,124	$3,126	$3,042

Class R2

	Years ended 10/31
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$16.20	$14.29	$13.43	$13.22	$12.41
Income (loss) from investment operations
Net investment income (d)	$0.28	$0.21	$0.21	$0.22	$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	0.55	1.88	0.92	0.36	0.84
Total from investment operations	$0.83	$2.09	$1.13	$0.58	$1.03
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.18)	$(0.27)	$(0.37)	$(0.22)
From net realized gain on investments	(0.07)	—	—	—	—
Total distributions declared to shareholders	$(0.35)	$(0.18)	$(0.27)	$(0.37)	$(0.22)
Net asset value, end of period (x)	$16.68	$16.20	$14.29	$13.43	$13.22
Total return (%) (r)(s)(x)	5.16	14.79	8.55	4.46	8.39
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.51	1.53	1.56	1.55	1.58
Expenses after expense reductions (f)	1.42	1.47	1.50	1.50	1.50
Net investment income	1.69	1.38	1.54	1.64	1.48
Portfolio turnover	23	40	30	46	66
Net assets at end of period (000 omitted)	$9,812	$10,528	$8,438	$5,687	$4,738

21

MFS Global Total Return Fund

Class R3

	Years ended 10/31
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$16.27	$14.35	$13.48	$13.27	$12.46
Income (loss) from investment operations
Net investment income (d)	$0.32	$0.24	$0.24	$0.25	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	0.55	1.90	0.93	0.36	0.85
Total from investment operations	$0.87	$2.14	$1.17	$0.61	$1.06
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.22)	$(0.30)	$(0.40)	$(0.25)
From net realized gain on investments	(0.07)	—	—	—	—
Total distributions declared to shareholders	$(0.39)	$(0.22)	$(0.30)	$(0.40)	$(0.25)
Net asset value, end of period (x)	$16.75	$16.27	$14.35	$13.48	$13.27
Total return (%) (r)(s)(x)	5.42	15.10	8.84	4.72	8.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.27	1.28	1.31	1.30	1.33
Expenses after expense reductions (f)	1.17	1.22	1.25	1.25	1.25
Net investment income	1.93	1.59	1.77	1.87	1.70
Portfolio turnover	23	40	30	46	66
Net assets at end of period (000 omitted)	$13,576	$12,423	$9,575	$6,308	$5,223

Class R4

	Years ended 10/31
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$16.33	$14.41	$13.52	$13.30	$12.49
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.27	$0.30	$0.29	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	0.56	1.91	0.90	0.36	0.85
Total from investment operations	$0.92	$2.18	$1.20	$0.65	$1.10
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.26)	$(0.31)	$(0.43)	$(0.29)
From net realized gain on investments	(0.07)	—	—	—	—
Total distributions declared to shareholders	$(0.43)	$(0.26)	$(0.31)	$(0.43)	$(0.29)
Net asset value, end of period (x)	$16.82	$16.33	$14.41	$13.52	$13.30
Total return (%) (r)(s)(x)	5.72	15.32	9.06	5.04	8.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	1.04	1.05	1.05	1.08
Expenses after expense reductions (f)	0.92	0.97	1.00	1.00	1.00
Net investment income	2.14	1.77	2.19	2.16	1.98
Portfolio turnover	23	40	30	46	66
Net assets at end of period (000 omitted)	$10,042	$7,938	$2,642	$32,383	$26,752

22

MFS Global Total Return Fund

Class R5

	Years ended 10/31
	2014	2013	2012 (i)

Net asset value, beginning of period	$16.18	$14.27	$13.29
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.29	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	0.55	1.89	1.01
Total from investment operations	$0.92	$2.18	$1.08
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.27)	$(0.10)
From net realized gain on investments	(0.07)	—	—
Total distributions declared to shareholders	$(0.45)	$(0.27)	$(0.10)
Net asset value, end of period (x)	$16.65	$16.18	$14.27
Total return (%) (r)(s)(x)	5.73	15.49	8.16	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	0.94	1.00	(a)
Expenses after expense reductions (f)	0.83	0.88	0.94	(a)
Net investment income	2.25	1.95	1.24	(a)
Portfolio turnover	23	40	30
Net assets at end of period (000 omitted)	$74,972	$61,383	$44,263

(a) Annualized.

(d) Per share data is based on average shares outstanding.

(f) Ratios do not reflect reductions from fees paid indirectly, if applicable.

(i) For the period from the class inception, June 1, 2012, through the stated period end.

(n) Not annualized.

(r) Certain expenses have been reduced without which performance would have been lower.

(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(t) Total returns do not include any applicable sales charges.

(x) The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

23

MFS Global Total Return Fund

MFS Global Total Return Fund

Shareholder Communications with the Board of Trustees. Shareholders may mail written communications to the Board of Trustees to the attention of the Board of Trustees, [fund name], Massachusetts Financial Services Company, 111 Huntington Avenue, Boston, MA 02199, Attention:  Frank Tarantino, Independent Senior Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.

If you want more information about MFS Global Total Return Fund, the following documents are available free upon request:

Annual/Semiannual Reports. These reports contain information about the fund’s actual investments. Annual reports discuss the effect of recent market conditions and investment strategies on the fund’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI, dated February 28, 2015, as may be supplemented from time to time, provides more detailed information about the fund and is incorporated into this prospectus by reference.

You can get free copies of the annual/semiannual reports, the SAI and other information about the fund, including current net asset values per share, and make inquiries about the fund, by contacting:

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Telephone: 1-800-225-2606

Internet: mfs.com

Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

Securities and Exchange Commission

Public Reference Room

Washington, DC 20549-1502

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room at the above address.

The fund’s Investment Company Act file number is 811-6102.

HOW TO CONTACT US

Web site	Account service and literature	Mailing address
mfs.com	Shareholders	MFS Service Center, Inc.
	1-800-225-2606	P.O. Box 55824
MFS TALK	Investment professionals	Boston, MA 02205-5824
1-800-637-8255	1-800-343-2829
24 hours a day	Retirement plan services	Overnight mail
	1-800-637-1255	MFS Service Center, Inc.
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

February 28, 2015

PROSPECTUS

MFS® Utilities Fund

The investment objective of the fund is to seek total return.

CLASS	TICKER SYMBOL
Class A	MMUFX
Class B	MMUBX
Class C	MMUCX
Class I	MMUIX
Class R1	MMUGX
Class R2	MURRX
Class R3	MMUHX
Class R4	MMUJX
Class R5	MMUKX

The Securities and Exchange Commission has not approved or disapproved the fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

MMU-PRO-022815

MFS Utilities Fund

Summary of Key Information

Investment Objective

The fund’s investment objective is to seek total return.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy and hold shares of the fund.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 9 of the fund’s Prospectus and “Waivers of Sales Charges” on page H-1 of the fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment):

Share Class	A		B	C	I	R1	R2	R3	R4	R5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%		None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00	%#	4.00%	1.00%	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B	C	I	R1	R2	R3	R4	R5
Management Fee	0.58%	0.58%	0.58%	0.58%	0.58%	0.58%	0.58%	0.58%	0.58%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	1.00%	0.50%	0.25%	None	None
Other Expenses	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%	0.06%
Total Annual Fund Operating Expenses	0.97%	1.72%	1.72%	0.72%	1.72%	1.22%	0.97%	0.72%	0.64%

#                 This contingent deferred sales charge (CDSC) applies to shares purchased without an initial sales charge and redeemed within 18 months of purchase.

2

MFS Utilities Fund

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$668	$866	$1,080	$1,696
Class B Shares assuming
redemption at end of period	$575	$842	$1,133	$1,831
no redemption at end of period	$175	$542	$933	$1,831
Class C Shares assuming
redemption at end of period	$275	$542	$933	$2,030
no redemption at end of period	$175	$542	$933	$2,030
Class I Shares	$74	$230	$401	$894
Class R1 Shares	$175	$542	$933	$2,030
Class R2 Shares	$124	$387	$670	$1,477
Class R3 Shares	$99	$309	$536	$1,190
Class R4 Shares	$74	$230	$401	$894
Class R5 Shares	$65	$205	$357	$798

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance.  During the most recent fiscal year, the fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests at least 80% of the fund’s net assets in securities of issuers in the utilities industry. Issuers in the utilities industry include issuers engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, and issuers engaged in telecommunications, including wireless, telephone, and cable (but not engaged in public broadcasting).

MFS primarily invests the fund’s assets in equity securities, but may also invest in debt instruments, including less than investment grade quality debt instruments (lower quality debt instruments). Equity securities include common stocks, preferred stocks, securities convertible into stocks, equity interests in real estate investment trusts (REITs), and depositary receipts for such securities.  Debt instruments include corporate bonds.

MFS may invest the fund’s assets in companies of any size.

MFS may invest the fund’s assets in U.S. and foreign securities, including emerging market securities.

MFS may invest a large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region.

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease currency exposure. Derivatives include futures, forward contracts, options, and swaps.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and instruments. Quantitative models that systematically evaluate issuers and instruments may also be considered.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Stock Market/Company Risk:  Stock markets are volatile and can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions, as well as to investor perceptions of these conditions. The price of an equity security can decrease significantly in response to these conditions, and these conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the market in general.

Utilities Concentration Risk:  The fund’s performance will be closely tied to the performance of utilities issuers and, as a result, can be more volatile than the performance of more broadly-diversified funds. The price of stocks in the utilities sector can be very volatile due to supply and/or demand for services or fuel, financing costs, conservation efforts, the negative impact of regulation, and other factors.

Debt Market Risk:  Debt markets can be volatile and can decline significantly in response to changes in, or investor perceptions of changes in, market, economic, industry, political, regulatory, geopolitical, and other conditions that affect a particular type of instrument, issuer, or borrower, and/or that affect the debt market generally.

Interest Rate Risk:  In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Interest rate risk is generally greater for instruments with longer maturities, or that do not pay current interest.

Credit Risk:  The price of a debt instrument depends, in part, on the credit quality of the issuer, borrower, counterparty, or other entity responsible for payment, or underlying collateral or assets and the terms of the instrument. The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or other entity, or underlying collateral or assets, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, and other conditions.

Lower quality debt instruments (commonly referred to as “high yield securities” or “junk bonds”) can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Lower quality debt instruments are regarded as having predominantly speculative characteristics. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments.

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MFS Utilities Fund

Foreign and Emerging Markets Risk:  Exposure to foreign markets, especially emerging markets, through issuers or currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, and other conditions. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

Currency Risk:  The value of foreign currencies relative to the U.S. dollar fluctuates in response to market, economic, industry, political, regulatory, geopolitical, and other conditions, and a decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

Geographic Focus Risk: The fund’s performance will be closely tied to the market, currency, economic, political, regulatory, geopolitical, and other conditions in the countries or regions in which the fund’s assets are invested.

Derivatives Risk:  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s) on which the derivative is based. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost.  Derivatives can involve leverage.

Leveraging Risk:  Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Counterparty and Third Party Risk:  Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability or willingness to perform in accordance with the terms of the transaction.

Liquidity Risk:  It may be difficult to value, and it may not be possible to sell, certain investments, types of investments, and/or investments in certain segments of the market, and the fund may have to sell certain of these investments at a price or time that is not advantageous in order to meet redemptions or other cash needs.

Investment Selection Risk:  MFS’ investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance and one or more other measures of performance for markets in which the fund may invest.

The fund’s past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Class A Bar Chart.  The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

During the period(s) shown in the bar chart, the highest quarterly return was 20.70% (for the calendar quarter ended June 30, 2009) and the lowest quarterly return was (24.12)% (for the calendar quarter ended September 30, 2008).

Performance Table.

Average Annual Total Returns

(For the Periods Ended December 31, 2014)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares	7.80%	12.07%	11.01%
C Shares	10.81%	12.32%	10.85%
I Shares	12.87%	13.44%	11.96%
R1 Shares	11.78%	12.31%	10.82%
R2 Shares	12.33%	12.87%	11.35%
R3 Shares	12.59%	13.16%	11.63%
R4 Shares	12.90%	13.45%	11.94%
R5 Shares	13.01%	13.50%	11.99%
A Shares	6.10%	11.83%	11.02%
Returns After Taxes on Distributions
A Shares	3.83%	10.57%	10.10%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	5.06%	9.32%	9.09%
Index Comparisons (Reflects no deduction for fees, expenses, or taxes)
Standard & Poor’s 500 Stock Index	13.69%	15.45%	7.67%
Standard & Poor’s 500 Utilities Index	28.98%	13.34%	9.63%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

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MFS Utilities Fund

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Claud P. Davis	2014	Investment Officer of MFS
Maura A. Shaughnessy	1992	Investment Officer of MFS

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or through MFS Service Center, Inc. (MFSC) by overnight mail (MFSC, c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class I, Class R1, Class R2, Class R3, Class R4, Class R5	None	None

Taxes

If your shares are held in a taxable account, the fund’s distributions will be taxed to you as ordinary income and/or capital gains.  If your shares are held in a tax-deferred account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker/dealer or other financial intermediary (such as a bank), the fund, MFS, and/or MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your broker/dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.

Investment Objective, Strategies, and Risks

Investment Objective

The fund’s investment objective is to seek total return. The fund’s objective may be changed without shareholder approval.

Principal Investment Strategies

MFS normally invests at least 80% of the fund’s net assets in securities of issuers in the utilities industry. MFS considers a company to be in the utilities industry if, at the time of investment, MFS determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities. Issuers in the utilities industry include issuers engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and issuers engaged in telecommunications, including telephone, cellular telephone, satellite, microwave, cable television, and other communications media (but not engaged in public broadcasting).

MFS primarily invests the fund’s assets in equity securities, but may also invest in debt instruments, including lower quality debt instruments.

MFS may invest the fund’s assets in companies of any size.

MFS may invest the fund’s assets in U.S. and foreign securities, including emerging market securities.

MFS may invest a large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region.

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease currency exposure.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and/or instruments in light of the issuer’s financial condition and market, economic, political, and regulatory conditions. Factors considered for equity securities may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the valuation, price and earnings momentum, earnings quality, and other factors of the issuer of an equity security or the structure of a debt instrument may also be considered.

Principal Investment Types

The principal investment types in which the fund may invest are:

Equity Securities:  Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, equity interests in REITs, and depositary receipts for such securities.

Convertible Securities:  Convertible securities are securities that may be converted into or exchanged (by the holder or by the issuer) for shares of stock (or cash or other securities of equivalent value) of the same or a different issuer at a stated exchange ratio. Convertible securities generally have lower priority than non-convertible debt instruments.

Debt Instruments:  Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Some debt instruments, such as zero coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments

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MFS Utilities Fund

of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Lower Quality Debt Instruments:  Lower quality debt instruments, commonly referred to as “high yield securities” or “junk bonds,” are debt instruments of less than investment grade quality.

Corporate Bonds:  Corporate bonds are debt instruments issued by corporations or similar entities.

Derivatives:  Derivatives are financial contracts whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, and swaps.

Principal Risks

The share price of the fund will change daily based on changes in interest rates and market, economic, industry, political, regulatory, geopolitical, and other conditions. As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Stock Market Risk:  The price of an equity security fluctuates in response to issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions, as well as to investor perceptions of these conditions. Prices can decrease significantly in response to these conditions, and these conditions can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these conditions. For example, the stocks of growth companies can react differently from the stocks of value companies, and the stocks of large cap companies can react differently from the stocks of small cap companies. Certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on stock markets.

Company Risk:  Changes in the financial condition of a company or other issuer, changes in specific market, economic, industry, political, regulatory, geopolitical, and other conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, regulatory, geopolitical and other conditions can adversely affect the price of an investment. The price of securities of smaller, less well-known issuers can be more volatile than the price of securities of larger issuers or the market in general.

Utilities Concentration Risk:  The fund’s performance will be closely tied to the performance of issuers in a limited number of industries. Issuers in a single industry can react similarly to market, economic, industry, political, regulatory, geopolitical, and other conditions. As a result, the fund’s performance could be more volatile than the performance of more broadly-diversified funds.

Issuers in the utilities sector are subject to many risks, including the following:   increases in fuel and other operating costs; restrictions on operations, increased costs, and delays as a result of environmental and safety regulations; coping with the impact of energy conservation and other factors reducing the demand for services; technological innovations that may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval of rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competition resulting from deregulation, overcapacity, and pricing pressures; and the negative impact of regulation.

Issuers doing business in the telecommunications area are subject to many risks, including the negative impact of regulation, a competitive marketplace, difficulty in obtaining financing, rapid obsolescence, and agreements linking future rate increases to inflation or other factors not directly related to the active operating profits of the issuer.

Debt Market Risk:  Debt markets can be volatile and can decline significantly in response to changes in, or investor perceptions of changes in, market, economic, industry, political, regulatory, geopolitical, and other conditions that affect a particular type of instrument, issuer, or borrower, and/or that affect the debt market generally.  Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and may lead to periods of high volatility and reduced liquidity in the debt market.

Interest Rate Risk:  The price of a debt instrument changes in response to interest rate changes. Interest rates change in response to the supply and demand for credit, government monetary policy and action, inflation rates, and other factors. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Interest rate risk is generally greater for instruments with longer maturities, or that do not pay current interest. In addition, short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount. An instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes.

Credit Risk:  The price of a debt instrument depends, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due. The price of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest, if the instrument’s credit rating is downgraded by a credit rating agency, or based on other changes in the financial condition of the issuer or borrower.  For certain types of instruments, including derivatives, the price of the instrument depends in part on the credit quality of the counterparty to the transaction. For other types of debt instruments, including asset-backed securities, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult.

Lower quality debt instruments can involve a substantially greater risk of default or can already be in default, and their values can decline significantly over short periods of time. Lower quality debt instruments are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and principal. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The market for lower quality debt instruments can be less liquid, especially during periods of recession or general market decline.

Foreign Risk:  Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, and other conditions. Political, social, and economic instability, U.S. and

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MFS Utilities Fund

foreign government action such as the imposition of currency or capital controls, economic and trade sanctions or embargoes, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country. Economies and financial markets are becoming more connected, which increases the likelihood that conditions in one country or region can adversely impact issuers in different countries and regions. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, and other conditions than the U.S. market.

Emerging Markets Risk:  Emerging market investments can involve additional and greater risks than the risks associated with investments in developed foreign markets securities. Emerging markets typically have less developed economies and markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and more government involvement in the economy than developed countries. Emerging markets can also be subject to greater political, social, and economic instability. These factors can make emerging market investments more volatile and less liquid than investments in developed markets.

Currency Risk:  A decline in the value of a foreign currency relative to the U.S. dollar reduces the value of the foreign currency and investments denominated in that currency. In addition, the use of foreign exchange contracts to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. The value of foreign currencies relative to the U.S. dollar fluctuates in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory conditions in the U.S. or abroad. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other conditions.

Geographic Focus Risk:  The fund’s performance will be closely tied to the market, currency, political, economic, regulatory, geopolitical, and other conditions in the countries and regions in which the fund’s assets are invested.  These conditions include anticipated or actual government budget deficits or other financial difficulties, levels of inflation and unemployment, fiscal and monetary controls, and political and social instability in such countries and regions.  If MFS invests a significant percentage of the fund’s assets in issuers located in a single country, a small number of countries, or a particular geographic region, these conditions will have a significant impact on the fund’s performance.

Derivatives Risk:  Derivatives can be highly volatile and involve risks in addition to, and potentially greater than, the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited.  Derivatives can involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types used by the fund. If the value of a derivative does not change as expected relative to the value of the market or other indicator the derivative is intended to provide exposure to, the derivative may not have the effect intended. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.

Leveraging Risk:  Certain transactions and investment strategies can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. In transactions involving leverage, a relatively small change in an underlying indicator can lead to significantly larger losses to the fund. Leverage can cause increased volatility by magnifying gains or losses.

Counterparty and Third Party Risk:  Transactions involving a counterparty other than the issuer of the instrument, including clearing organizations, or a third party responsible for servicing the instrument or effecting the transaction, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability or willingness to perform in accordance with the terms of the transaction.

Liquidity Risk:  Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market, or may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical, and other conditions.  At times, all or a large portion of segments of the market may not have an active trading market. Without an active trading market, it may be difficult to value, and it may not be possible to sell, these investments and the fund may have to sell certain of these investments at a price or time that is not advantageous in order to meet redemptions or other cash needs.

Investment Selection Risk:  MFS’ investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Other Investment Strategies and Risks

Active and Frequent Trading:  MFS may engage in active and frequent trading in pursuing the fund’s principal investment strategies. Frequent trading increases transaction costs, which may reduce the fund’s return. Frequent trading can also increase the possibility of capital gain distributions. Capital gain distributions generally increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle.

Temporary Defensive Strategy:  In response to adverse market, economic, industry, political, or other conditions, MFS may depart from the fund’s principal investment strategies by temporarily investing for defensive purposes. When MFS invests defensively, different factors could affect the fund’s performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

Further Information on Investment Strategies, Types, and Risks:  Information about investment strategies and investment types not described in the Prospectus and the risks associated with those investment strategies and investment types are described in the fund’s SAI.

Management of the Fund

Investment Adviser

MFS, located at 111 Huntington Avenue, Boston, Massachusetts, serves as the investment adviser for the fund.  Subject to the supervision of the fund’s Board of Trustees, MFS is responsible for managing the fund’s investments, executing transactions, and providing related administrative services and facilities under an Investment Advisory Agreement between the fund and MFS.

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MFS Utilities Fund

For the fiscal year ended October 31, 2014, the fund paid MFS an effective management fee equal to 0.58% of the fund’s average daily net assets.

The management fee set forth in the Investment Advisory Agreement is 0.60% of the fund’s average daily net assets annually of the first $3 billion and 0.55% of the fund’s average daily net assets annually in excess of $3 billion.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement is available in the fund’s annual report for the one-year period ended October 31, 2014.

MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $430 billion as of December 31, 2014.

Disclosure of Portfolio Holdings. The fund has established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI.

The following information is generally available to you on mfs.com (once you have selected “Explore our Products & Services,” “Individual Investor,” and “United States,” click on the fund’s name in the “Select a fund” menu under “View MFS Funds,” then click on the “Characteristics” tab):

Information	Approximate Date of Posting To Web Site
Fund’s top 10 holdings as of each month’s end	14 days after month end
Fund’s full holdings as of each month’s end	24 days after month end

Holdings also include short positions, if any.

Note that the fund or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will generally remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

Portfolio Manager(s)

Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
Claud P. Davis	Portfolio Manager	Employed in the investment area of MFS since 1994
Maura A. Shaughnessy	Portfolio Manager	Employed in the investment area of MFS since 1991

Administrator

MFS provides the fund with certain financial, legal, and other administrative services under a Master Administrative Services Agreement between the fund and MFS. Under the Agreement, MFS is paid an annual fee for providing these services.

Distributor

MFS Fund Distributors, Inc. (“MFD”), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.

Shareholder Servicing Agent

MFS Service Center, Inc. (“MFSC”), a wholly owned subsidiary of MFS, provides dividend and distribution disbursing and transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC receives a fee based on the costs it incurs in providing these services and a target profit margin. In addition, MFSC is reimbursed for payments made to service providers that provide certain sub-accounting and other shareholder services (shareholder servicing payments) and out-of-pocket expenses. No shareholder servicing payments are made for Class R5 shares.

Description of Share Classes

The fund offers Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, and Class R5 shares through this prospectus. All classes of the fund have the same investment objective and investments, but each class has its own sales charge and expense structure. Your financial intermediary may also charge you additional fees, commissions, or other charges. You should consult with your financial intermediary to help you determine which class is most appropriate for you.

Class I shares generally are available only to the following eligible investors:

•                  certain retirement plans established for the benefit of employees and former employees of MFS or its affiliates;

•                  defined benefit retirement plans, endowments or foundations;

•                  bank trust departments or law firms acting as trustee or manager for trust accounts;

•                  investors who purchase shares through asset-based fee programs available through financial intermediaries;

•                  employees and former employees of MFS and its subsidiaries who were employed by MFS or its subsidiaries on or after January 1, 2013, trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, and joint accounts with such persons’ spouses or legal equivalents under applicable state law; and

•                  trustees and former trustees of any investment company for which MFD serves as a distributor and who served as trustee on or after January 1, 2013, trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, and joint accounts with such persons’ spouses or legal equivalents under applicable state law.

In addition, MFD may accept, in its sole discretion, investments in Class I shares from purchasers not listed above.

Class R1, Class R2, Class R3, and Class R4 shares generally are available only to eligible retirement plans (401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans any of whose accounts are maintained by the fund at an omnibus level (“Employer Retirement Plans”)).

Class R5 shares generally are available only to Employer Retirement Plans, investment companies distributed by MFD,

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MFS Utilities Fund

endowments and foundations, local, city and state agencies (or entities acting on their behalf), funded welfare benefit plans (e.g., Voluntary Employees’ Beneficiary Association (VEBA) and Other Post-Employment (OPEB) plans), unaffiliated registered investment companies, and collective investment trusts.

Class R1, Class R2, Class R3, Class R4, and Class R5 shares generally are not available to traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, salary reduction only 403(b) plans, and 529 tuition plans.

Shareholders may be able to convert between Class A shares and Class I shares of the fund if they satisfy eligibility requirements for the other class, if any. Class I shareholders may be able to convert their Class I shares to Class R5 shares of the fund if they satisfy eligibility requirements of Class R5 shares.

Class C shareholders may be able to convert their Class C shares not subject to a CDSC to Class I shares of the fund if they satisfy eligibility requirements of Class I shares.

If a shareholder converts from one share class to another share class of the fund, the transaction will be based on the respective net asset value of each class as of the trade date for the conversion. Consequently, the converting shareholder may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. The total value of the initially held shares, however, will equal the total value of the converted shares. A conversion between share classes in the same fund is a nontaxable event.

Sales Charges and Waivers or Reductions

You may be subject to an initial sales charge when you purchase Class A, or a CDSC when you redeem Class A, Class B, or Class C shares. These sales charges are paid to MFD.

In the circumstances described below, you may qualify for a sales charge waiver or reduction for purchases or redemptions of Class A, Class B, or Class C shares. In addition, other sales charge waivers or reductions apply to certain transactions by retirement plans, section 529 tuition programs, and certain other groups (e.g., affiliated persons of MFS) and with respect to certain types of investment programs (e.g., asset-based fee programs available through certain financial intermediaries). Details regarding the types of investment programs and categories of investors eligible for these waivers or reductions are provided in the SAI, which is available to you free of charge and on the fund’s Web site at mfs.com. Some of these programs and waivers or reductions are not available to you if your shares are held through certain types of accounts, such as retirement accounts and 529 plans, or certain accounts that you have with your financial intermediary. Waivers or reductions may be eliminated, modified, and added at any time without providing advance notice to shareholders.

Class A Shares.  You may purchase Class A shares at the offering price (which includes the applicable initial sales charge).

The amount of the initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest, as follows:

	INITIAL SALES CHARGE AS PERCENTAGE OF:
Amount of Purchase	GROSS PURCHASE AMOUNT (OFFERING PRICE*)	NET AMOUNT INVESTED
Less than $50,000	5.75%	6.10%
$50,000 but less than $100,000	4.75%	4.99%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.75%	2.83%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 or more	None	None

*                 Offering price is calculated by dividing the net asset value of a share by the difference between 1 and the initial sales charge percentage. Because the offering price is rounded to two decimal places, actual sales charges you pay may be more or less than those calculated using these percentages.

You may purchase Class A shares without an initial sales charge when you invest $1 million or more in Class A shares. However, for purchasers other than Employer Retirement Plans, a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 18 months of purchase.

Class B Shares.  You may purchase Class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years after purchase, you may be subject to a CDSC (declining from 4% during the first year to 0% after six years).

The CDSC is imposed according to the following schedule:

Year of redemption after purchase	1st	2nd	3rd	4th	5th	6th	7th
Contingent deferred sales charge	4%	4%	3%	3%	2%	1%	0%

If you hold Class B shares for approximately eight years, they will convert to Class A shares of the fund. All Class B shares you acquire through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any Class B shares in your account convert to Class A shares, a proportionate number of the Class B shares in the sub-account will also convert to Class A shares.

Class C Shares.  You may purchase Class C shares at net asset value without an initial sales charge. However, a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 12 months of your purchase.

Class I Shares.  Eligible investors may purchase Class I shares at net asset value without an initial sales charge or a CDSC upon redemption.

Class R1, Class R2, Class R3, Class R4, and Class R5 Shares.  Eligible investors may purchase Class R1, Class R2, Class R3, Class R4, and Class R5 shares at net asset value without an initial sales charge or a CDSC upon redemption.

Sales Charge Waivers or Reductions.  Below is a summary of certain investor programs whereby the applicable sales charge may be waived or reduced. You or your financial intermediary must inform MFSC upon purchasing fund shares of your intention to invest in a fund under one of the programs below. You can provide this information in your account application or through a separate document provided by your financial intermediary.

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INVESTMENTS ELIGIBLE FOR:
Program	WAIVED INITIAL SALES CHARGE	REDUCED INITIAL SALES CHARGE	WAIVED CDSC
Letter of Intent		X
Right of Accumulation		X
Automatic Exchange Plan	X*
Exchange Privilege	X*
Systematic Withdrawal Plan			X**
Distribution Reinvestment	X
Distribution Investment Program	X
Reinstatement Privilege	X
Other Sales Charge Waivers	X		X

*           Investments under the Automatic Exchange Plan or certain other exchanges may be subject to a sales charge in certain cases.

**    Not currently available for Class A shares and limited for Class B and Class C shares. Effective January 4, 2016, limited for Class A shares.

•                  Letter Of Intent (LOI).  You may pay a reduced or no initial sales charge on purchases of Class A shares if you intend to invest a specific dollar amount, based on the gross amount of your investment (including the amount of any sales charge paid), including investments through any linked accounts in any class of any MFS fund within a 13-month period (36 months for a $1 million commitment). Distributions reinvested in additional shares of the fund or distributions from other MFS funds automatically invested in shares of the fund will not apply toward the satisfaction of the LOI.

For each purchase you make under the LOI you will pay the initial sales charge rate applicable to the total amount you intended to purchase. If, however, you do not purchase the intended amount within the relevant time period, your account will be adjusted by redemption of the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased.

To establish an LOI, complete the Letter of Intent section of your account application or service application. In order to benefit from the LOI, you or your financial intermediary must inform MFSC that the LOI is in effect each time shares of a fund are purchased.

•                  Right Of Accumulation (ROA).  Under the ROA, you may pay a reduced or no initial sales charge on purchases of Class A shares by aggregating the total dollar amount of your investment with your existing investments or any linked accounts invested in MFS funds, based on the current maximum public offering price of the funds. For example, you will pay a sales charge on your current purchase at the rate applicable to the total value of all eligible accounts based on the sales charge schedule above.

•                  Linking Accounts For LOI and ROA.  For purposes of obtaining reduced sales charges under the LOI and ROA, you may combine the value of your accounts with those of your spouse (or legal equivalent under applicable state law) and your children under the age of 21.

Eligible accounts that you may link under an LOI and ROA are:

•                  Individual accounts;

•                  Joint accounts;

•                  Trust accounts of which you, your spouse (or legal equivalent under applicable state law), or child under the age of 21 is the grantor;

•                  MFS 529 College Savings Plan accounts;

•                  Certain single-participant retirement plan accounts;

•                  Certain Individual Retirement Accounts;

•                  Uniform Gifts/Transfers to Minor Acts accounts; and

•                  Accounts held in the name of your financial intermediary on your behalf.

In order to link such accounts, the broker/dealer at the time of your current purchase for an ROA or at the time of the establishment of an LOI must be the broker/dealer (or the clearing broker/dealer for your broker/dealer so long as your account is not aggregated by the clearing broker/dealer with other accounts) for any additional accounts to be linked. MFS fund shares held as follows cannot be combined for purposes of an LOI or ROA:

•                  Shares held indirectly through financial intermediaries other than the broker/dealer for your current purchase (for example, shares held in a different broker/dealer’s brokerage account or with a bank, an insurance company separate account or an investment adviser); or

•                  Shares held directly in a MFS fund account on which the broker/dealer is different than the broker/dealer for your current purchase for an ROA or is different than the broker/dealer at the time of the establishment of the LOI.

It is your responsibility to inform the broker/dealer for each current purchase of any accounts held with the MFS funds that you believe are eligible to be linked under an LOI or an ROA. If you have not designated a broker/dealer, you should inform MFSC directly of any accounts held with the MFS funds that you believe are eligible to be linked under an LOI or an ROA. You should provide your financial intermediary (or MFSC if you have not designated a broker/dealer) with certain supporting information at the time of each purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of an LOI or ROA. Such information may include shareholder identification numbers or applicable account numbers or account statements. Your financial intermediary is responsible for taking into account this information about accounts eligible to be combined when transmitting your purchase order to the fund.

Special Note for ROA eligible accounts linked prior to May 1, 2006. Any ROA eligible accounts linked prior to May 1, 2006, will remain linked to the extent the broker/dealer information for such accounts is not modified. In the event you change the broker/dealer for any such account, your accounts will no longer be eligible to be linked under an ROA. In addition, with respect to ROA eligible accounts linked prior to May 1, 2006, you will not be able to link additional accounts to the extent they do not meet the criteria discussed above.

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•                  Automatic Exchange Plan (not available for Class R1, Class R2, Class R3, Class R4, and Class R5 shares).  If you have a balance of at least $2,000 in your account in the fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic periodic exchanges from your account in the fund for shares of the same class of other MFS funds. Exchanges will generally be made at net asset value without any sales charges. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange.  Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the exchanged fund and the original purchase date of the shares subject to the CDSC.

•                  Systematic Withdrawal Plan. If you have a balance of at least $5,000 in your account in the fund, you may elect to receive (or designate someone else to receive) regular periodic payments (of at least $50 if by check) through an automatic redemption of Class A, Class B, Class C, or Class I shares. For Class B and Class C shares, you may incur a CDSC when Class B or Class C shares are redeemed under the plan (or plans if more than one plan is established) if greater than 10% of the value of your account is withdrawn under the plan(s) in any one year (determined at the time of your first withdrawal under the plan(s), or January 3, 2007 with respect to Class B shares, or January 2, 2008 with respect to Class C shares, whichever is later). The applicable CDSC will be prorated across all of your payments taken in the one year period. For Class A shares, you may incur a CDSC when Class A shares are redeemed under this plan. Effective January 4, 2016, for Class A shares, you may incur a CDSC when Class A shares are redeemed under the plan (or plans if more than one plan is established) if greater than 10% of the value of your account is withdrawn under the plan(s) in any one year (determined at the time of your first withdrawal under the plan(s), or January 4, 2016, whichever is later).

•                  Distribution Reinvestment.  You may automatically reinvest dividend and capital gain distributions in the same fund without paying an initial sales charge.

•                  Distribution Investment Program.  You may automatically reinvest dividend and capital gain distributions from Class A, Class B, and Class C shares into the same class of another MFS fund without paying a CDSC or an initial sales charge.

•                  Reinstatement Privilege.  With respect to Class A, Class B and Class C shares, after you have redeemed fund shares, you have a one-time right per fund per registration to reinvest the proceeds in the fund within 90 days of the redemption without paying a sales charge. Proceeds can only be reinvested in the same class of the same fund under the same account registration, except proceeds from a Class B share redemption can only be reinvested into Class A shares.

Any CDSC paid upon the redemption of Class A shares or Class C shares will be credited to your account, and your new Class A shares or Class C shares will be subject to a CDSC according to the CDSC schedule applicable to your original shares.

Any CDSC paid upon the redemption of Class B shares will not be credited to your account.

In order to benefit from the reinstatement privilege, you or your financial intermediary must inform MFSC that the reinstatement privilege is in effect each time shares of the fund are purchased under this privilege.

Calculation Of CDSC.  As discussed above, certain investments in Class A, Class B, and Class C shares are subject to a CDSC. For purposes of calculating the CDSC, purchases made on any day during a calendar month will age one month at the close of business on the last day of that month, and at the close of business on the last day of each subsequent month.  The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the CDSC, if you sell only some of your shares, shares not subject to a CDSC are sold first, followed by shares held the longest.

Shares acquired through reinvestment of distributions are not subject to a CDSC.

Distribution and Service Fees

The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Distribution Plan”). Under the Distribution Plan, the fund pays distribution and/or service fees to MFD to support the sale and distribution of Class A, Class B, Class C, Class R1, Class R2, and Class R3 shares, and/or shareholder servicing and account maintenance activities. These distribution and/or service fees equal on an annual basis up to the following maximum percentages of average daily net assets of the class:

CLASS	MAXIMUM DISTRIBUTION FEE	MAXIMUM SERVICE FEE	MAXIMUM TOTAL DISTRIBUTION AND SERVICE FEE
Class A	0.00%	0.25%	0.25%
Class B	0.75%	0.25%	1.00%
Class C	0.75%	0.25%	1.00%
Class R1	0.75%	0.25%	1.00%
Class R2	0.25%	0.25%	0.50%
Class R3	0.00%	0.25%	0.25%

These fees are paid out of fund assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges.

MFD has voluntarily agreed to rebate to the class a portion of each class’ 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to seed money of MFS or an affiliate.

The fund has not adopted a Rule 12b-1 plan with respect to its Class I, Class R4, or Class R5 shares.

Financial Intermediary Compensation

The term “financial intermediary” refers to any broker/dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company, and any other institution having a selling, administration, or any similar agreement with MFD, MFS, or any of their affiliates.

Financial intermediaries receive various forms of compensation in connection with the sale of shares of a fund and/or the servicing of shareholder accounts. Financial intermediaries may receive such compensation (i) in the form of up-front commissions and ongoing asset-based compensation paid by MFD based on sales charges received and expected to be received by MFD from shareholders and Distribution Plan distribution and service payments received by MFD from the fund, (ii) in the form of shareholder servicing

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MFS Utilities Fund

payments paid by MFD and/or one or more of its affiliates (for purposes of this section only, collectively, “MFD”) based on the receipt of such payments by MFD from the fund, and (iii) in the form of payments paid by MFD from MFD’s own additional resources.

Financial intermediaries may receive up-front commissions of up to the following percentage amounts for sales of the following share classes:

SHARE CLASS	UP FRONT COMMISSION AS A PERCENTAGE OF OFFERING PRICE
Class A	5.75%
Class B	3.75%
Class C	1.00%

In addition, financial intermediaries may receive payments from MFD from MFD’s own additional resources as incentives to market the MFS funds, to cooperate with MFD’s promotional efforts and/or in recognition of their marketing, administrative services, and/or processing support. This compensation from MFD is not reflected in the fees and expenses listed in the fee table section of the fund’s prospectus.  MFD compensates financial intermediaries based on criteria established by MFD from time to time that consider, among other factors, the distribution potential of the financial intermediary, the types of products and programs offered by the financial intermediary, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary and the quality of the overall relationship with the financial intermediary.

These additional payments by MFD may take the form of payments to financial intermediaries that provide marketing support and administrative services to MFD with respect to fund shares sold or held through the financial intermediary’s distribution network and/or through programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. MFD may also make payments to financial intermediaries to help offset the cost associated with client account maintenance support, statement preparation, and transaction processing. To the extent permitted by SEC (Securities and Exchange Commission) and FINRA (Financial Industry Regulatory Authority) rules and other applicable laws and regulations, MFD may make other payments or allow other promotional incentives or payments to financial intermediaries.

The types of payments described above are not exclusive and such payments can be significant to the financial intermediary. In addition, the compensation that financial intermediaries receive may vary by class of shares sold and among financial intermediaries. Depending upon the arrangements in place at any particular time, financial intermediaries may have a financial incentive to recommend a particular fund or share class.

You can find further details in the SAI about the payments made by MFD and the services provided by financial intermediaries. Financial intermediaries may charge you additional fees and/or commissions other than those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries that sell fund shares may also act as a broker/dealer in connection with a MFS fund’s purchase or sale of portfolio securities. However, the fund and MFS do not consider financial intermediaries’ sales of shares of an MFS fund as a factor when choosing broker/dealers to effect portfolio transactions for the MFS funds.

How To Purchase, Redeem, and Exchange Shares

You may purchase, redeem, and exchange shares of the fund in the manner described below. The fund is generally only available to U.S. residents with a valid U.S. tax identification number (and to certain other qualified investors). If you buy or sell shares of a fund through a retirement account, 529 plan, or financial intermediary, the procedures for buying, selling, and exchanging shares of the fund and the features, policies and fees may differ from those discussed in this prospectus. Investment minimums may be waived or reduced for certain types of investors and investments and your financial intermediary may have additional minimums.

How to Purchase Shares

Your shares will be bought at the offering price (the net asset value per share plus any applicable initial sales charge) next calculated after your purchase order is received in proper form. Your financial intermediary is responsible for transmitting your purchase order to the fund in proper form and in a timely manner. MFSC reserves the right to reject any purchase order that is not in proper form. The specific requirements for proper form depend on the type of account and transaction and the method of purchase; contact MFSC if you have questions about your particular circumstances. Certain restrictions apply to the use of a transfer on death registration.  You or your financial intermediary should contact MFSC to obtain a Transfer on Death registration form and for information regarding MFSC’s other requirements for transfer on death registrations. If payment for a purchase order is not received by the time required under applicable law, your purchase order may be cancelled and your financial intermediary could be liable for any costs or losses.

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders. The fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

The fund is required by law to obtain from you certain personal information that will be used to verify your identity. If you do not provide the information, the fund will not be able to open your account. The fund must also take certain steps to verify that the account information you provide is correct.

Class A, Class B, and Class C Shares.  You can establish an account by having your financial intermediary process your purchase or by contacting MFSC directly.

Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the MFS funds have a total value equal to $99,999 for Class B share purchases or $999,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the MFS funds that are linked under a LOI or ROA will be included.

The fund or its agents may at their discretion accept a purchase request for Class B shares or Class C shares that would otherwise exceed the total account value limitation of $99,999 and $999,999, respectively, under certain circumstances, including purchases by certain types of group or sponsored retirement plans.

Class I Shares.  You can establish an account through your MFD representative, by having your financial intermediary process your purchase, or by contacting MFSC directly.

Class R1, Class R2, Class R3, Class R4, and Class R5 Shares.  You can establish an account through your financial intermediary or

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MFS Utilities Fund

by contacting MFSC directly.  For Class R5 investors, you can also establish your account through your MFD representative.

Additional Purchases

You may purchase additional shares through your financial intermediary or MFSC.

•                  Additional Purchases Directly Through MFSC.

•                  Mail.  You may purchase additional shares by mailing a check with your investment instructions to MFSC.

•                  Telephone.  You may purchase additional shares by phone from your pre-designated bank account. You must elect this privilege on your account application or service application.  Purchases via telephone are not available for certain types of accounts.

•                  Internet.  You may purchase additional shares from a pre-designated bank account via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application or service application and establish a password on MFS Access to use this service. Purchases via the Internet are not available for Class R1, Class R2, Class R3, Class R4, and Class R5 shares, and certain types of accounts.

•                  Wire.  To purchase additional shares by wire, call MFSC for instructions.

•                  Automatic Investment Plan.  You may purchase additional shares by automatically investing a designated amount from your checking or savings account on any day of the month. You must elect this privilege on your account application or service application.

•                  Additional Purchases Through Your Financial Intermediary.  You can have your financial intermediary purchase shares on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

How to Redeem Shares

Your shares will be sold at the net asset value per share next calculated after your redemption order is received in proper form, minus any applicable CDSC and/or other fees.  Your financial intermediary is responsible for transmitting your redemption order to the fund in proper form and in a timely manner. MFSC reserves the right to reject any redemption request that is not in proper form. The specific requirements for proper form depend on the type of account and transaction and the method of redemption; contact MFSC if you have questions about your particular circumstances. A redemption order in an amount less than or equal to the value of your account (other than an exchange) is considered to be in proper form only with respect to shares in your account for which payment has been received and collected. A new redemption order must be submitted if you wish to redeem your shares for which payment had not been received and collected at the time the prior redemption order was received by the fund. Receiving and collecting payment can take up to seven business days after a purchase. In certain circumstances, you will need to have your signature guaranteed and/or submit additional documentation to redeem your shares. In general, no signature guarantee is required for a redemption order for up to $100,000 that is signed by all owners or fiduciaries identified in the account registration, paid as registered, and mailed to the address of record. However, if you have changed your address of record within 30 days of your redemption order, a signature guarantee may be required.

The fund normally sends out your redemption proceeds within seven days after your request is received in proper form. Under unusual circumstances, such as when the New York Stock Exchange (the “NYSE”) is closed, trading on the NYSE is restricted, or as permitted by the SEC, the fund may suspend redemptions or postpone payment for more than seven days.

You may redeem your shares either by having your financial intermediary process your redemption or by contacting MFSC directly.

Redeeming Directly Through MFSC.

•                  Mail.  To redeem shares by mail, you can send a letter, or the applicable redemption form, to MFSC with the name of the fund, your account number, and the number of shares or dollar amount to be redeemed. MFSC currently charges a fee to send your proceeds via overnight mail.

•                  Telephone.  If a signature guarantee is not required, you can call MFSC to have shares redeemed from your account and proceeds mailed to the address of record on the account. MFSC currently charges a fee to send your proceeds via overnight mail. You can also call MFSC to have shares redeemed from your account and the proceeds sent directly to a pre-designated bank account. You must elect this privilege on your account application or service application if you wish to have proceeds sent to your bank account. Telephone redemptions are not available for certain types of accounts.

•                  Internet.  If a signature guarantee is not required, you can have shares redeemed from your account via the Internet at mfs.com (MFS Access) and the proceeds mailed to the address of record on the account. You can also have shares redeemed from your account via MFS Access and the proceeds sent directly to a pre-designated bank account. You must elect this privilege on your account application or service application and establish a password on MFS Access to use this service. Redemptions via the Internet are not available for Class R1, Class R2, Class R3, Class R4, and Class R5 shares, and certain types of accounts.

•                  Systematic Withdrawal Plan.  For Class A, Class B, Class C, or Class I shares, you may elect to automatically receive (or designate someone else to receive) regular periodic payments through an automatic redemption of such classes. Please contact MFSC for details.

Redeeming Through Your Financial Intermediary.  You can have your financial intermediary process a redemption on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

Signature Guarantee/Additional Documentation.  If a signature guarantee is required, your signature may be guaranteed by an eligible bank, broker/dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and under certain circumstances. Signature guarantees and this additional documentation shall be

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MFS Utilities Fund

accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements. Please contact MFSC with any questions and for the requirements for your particular situation.

Share Certificates.  If certificates are outstanding for your shares, you may only redeem such shares by mailing the certificates to MFSC. Telephone, electronic, and systematic withdrawal plan redemptions and checkwriting are not available if certificates are outstanding for your shares.

Redemptions In Kind.  If, during any 90-day period, you redeem shares in an amount greater than the lesser of $250,000 or 1% of fund net assets, the fund may pay the redemption amount above such threshold by a distribution in kind of portfolio securities (redemption in kind). In the event that the fund makes a redemption in kind, you should expect to incur brokerage and other transaction charges when converting the securities to cash, and the securities will likely increase or decrease in value before you sell them.

Involuntary Redemptions.  Because it is costly to maintain small accounts, the MFS funds have reserved the right to redeem your Class A, Class B, or Class C shares without your permission when your account contains less than $500 for any reason, including market fluctuation. Before the fund makes such a redemption, you will be notified and given 60 days to increase your investment to at least $500. Certain accounts are not subject to these provisions.  Any applicable CDSC will be waived for shares redeemed due to the small size of a shareholder’s account.

In addition, the MFS funds have reserved the right to redeem your shares without your permission in cases of threatening conduct or suspicious, fraudulent, or illegal activity.  Any applicable CDSC will be assessed upon redemption of your shares.

How to Exchange Shares

An exchange involves the redemption of shares of one fund and the purchase of shares of another fund.

Exchange Privilege.  You can exchange your shares for shares of the same class of most other MFS funds by having your financial intermediary process your exchange request or by contacting MFSC directly.

You can exchange your Class A shares and your Class I shares for shares of the MFS U.S. Government Money Market Fund, if available, according to the terms of such fund’s prospectus.

Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the exchanged fund and the original purchase date of the shares subject to the CDSC.

You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in investment objectives, policies, and risks, and in fees and expenses, before making an exchange. The exchange privilege may be changed or discontinued at any time, and all exchanges are subject to certain limitations and the MFS funds’ policies concerning disruptive trading practices, which are designed to protect the funds and their shareholders from the harmful effects of frequent trading.

The MFS funds allow certain financial intermediaries to place exchange orders on behalf of a group of their discretionary investment advisory clients (“group exchange orders”). As with any exchange request, the funds and their agents reserve the right to reject any group exchange order, and the funds’ agents will generally reject any group exchange order received by the funds or their agents after 1 p.m., Eastern time. In addition, MFD has agreements with certain financial intermediaries which set forth the terms and conditions under which group exchange orders may be placed by these financial intermediaries. These conditions may be more restrictive than those applicable to individual exchange orders, and may include the requirement to provide the funds or their agents with advance notice of group exchange orders.

Other Considerations

Disruptive Trading

General Purchase and Exchange Limitation Policy.  The MFS funds reserve the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order, including transactions believed to represent frequent or other disruptive trading activity. In the event that MFSC rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed.  Each MFS fund reserves the right to delay for one business day the processing of exchange requests in the event that, in MFSC’s judgment, in consultation with MFS, as appropriate, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the funds’ net asset values at the conclusion of the delay period.

Disruptive Trading Risks.  To the extent that the MFS funds or their agents are unable to curtail disruptive trading practices in a fund (e.g., frequent trading) or to the extent there are large or frequent redemptions in a fund, these purchases and/or redemptions can interfere with the efficient management of the fund’s portfolio, may result in increased transaction and administrative costs, and may adversely impact the fund’s performance.

In addition, to the extent that the fund invests in foreign securities, the interests of long-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the time the fund determines its net asset value. The fund’s use of fair valuation can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that the fund’s fair valuation policies and procedures will prevent dilution of the fund’s net asset value by short-term traders.

To the extent that the fund invests in securities that trade infrequently or are difficult to value, such as the securities of smaller companies, high yield debt instruments, and floating rate loans, the interests of long-term shareholders may be diluted as a result of price arbitrage, a short-term trading strategy that seeks to exploit perceived pricing inefficiencies in the fund’s investments. Such short-term trading strategies may interfere with efficient management of the fund’s portfolio to a greater degree than funds that invest in more frequently traded or liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Frequent Trading.  The fund is not intended to serve as a vehicle for frequent trading. The Board of Trustees of the fund has adopted the purchase and exchange limitation policy described below, which it believes is reasonably designed to discourage frequent fund share transactions. MFSC seeks to monitor and enforce this policy, subject to oversight by the Board of Trustees. The fund may alter its policies at any time without notice to shareholders.

MFSC will generally restrict, reject or cancel purchase and exchange orders into the fund if MFSC determines that an accountholder has made two exchanges, each in an amount of $15,000 or more, out of an account in the fund during a calendar quarter (“two exchange limit”). This policy does not apply to MFS money market funds or to exchanges initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar

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MFS Utilities Fund

non-discretionary exchanges (e.g., in connection with fund mergers/acquisitions/liquidations).  MFSC may make exceptions to this policy if, in its judgment, the transaction does not represent frequent trading activity, such as purchases made through systematic purchase plans (but not systematic exchange plans), payroll contributions, or distribution investment programs. In applying this policy, MFSC considers the information available to it at the time and reserves the right to consider trading effected through multiple accounts that are under common ownership, control, or influence to be trading out of a single account.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., an accountholder who on the same day exchanges $16,000 from the fund into two other MFS funds, by exchanging $8,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $15,000 in value).

Omnibus accounts, in which shares are held in the name of a financial intermediary on behalf of multiple underlying shareholders, are a common form of holding shares among certain financial intermediaries such as brokers, retirement and 529 plans, investment advisors, and insurance companies.

Financial intermediaries are required to reject any purchase or exchange orders in the fund if they believe the orders represent frequent trading activity unless they notify MFSC or an affiliate in writing that they do not monitor for frequent trading (“Waived Financial Intermediary”). With respect to Waived Financial Intermediaries, MFSC will take action reasonably designed to discourage frequent trading that is not in the best interests of the fund by the customers of such Waived Financial Intermediary, including requesting underlying shareholder account data more frequently than from other financial intermediaries.

With respect to omnibus accounts that provide MFSC with underlying shareholder data daily, MFSC will apply the two exchange limit directly to underlying shareholders.  For all other accounts which MFSC determines are omnibus accounts, MFSC will apply the two exchange limit to the omnibus account itself.  Applying the two exchange limit to the omnibus account itself will not necessarily detect violations of the two exchange limit by underlying shareholders. If the financial intermediary associated with an omnibus account that has triggered the two exchange limit demonstrates to MFSC, as determined in MFSC’s sole discretion, that no single underlying shareholder triggered the two exchange limit, then MFSC will remove any restrictions, rejections or cancellations imposed on the account.  If the financial intermediary demonstrates to MFSC that a single underlying shareholder triggered the two exchange limit and that the financial intermediary itself will apply applicable restrictions, rejections or cancellations to that underlying shareholder, MFSC will likewise remove any restrictions, rejections or cancellations imposed on the omnibus account.  Otherwise, MFSC will continue to apply the two exchange limit to the omnibus account.

Certain financial intermediaries may use procedures to restrict frequent trading by their customers who invest in the fund while others may not employ any procedures to restrict frequent trading.  Such procedures, if any, may be less restrictive than the fund’s purchase and exchange limitation policy, may permit transactions not permitted by the fund’s purchase and exchange limitation policy, including transactions in excess of the two exchange limit, and/or may prohibit transactions not subject to the fund’s purchase and exchange limitation policy.  You should consult your financial intermediary about any restrictions it imposes on frequent trading.

There is no assurance that MFSC will be able to detect or prevent frequent trading.  Shareholders seeking to engage in frequent trading practices may deploy a variety of strategies to avoid detection, and MFSC is generally not able to identify trading by a particular underlying shareholder within an omnibus account, which makes it difficult or impossible to determine if a particular underlying shareholder is engaged in frequent trading.

MFSC reviews trading activity to detect trading activity that may be indicative of frequent trading based on its internal parameters for detecting frequent trading, including reviewing transactions (including exchanges) that exceed a certain dollar amount, transactions involving similar dollar amounts, or transactions that occur close in time to other transactions in the same account or in multiple accounts that are under common ownership or influence.  Any or all of these parameters (including those not listed) may change at any time.  If MFSC detects suspicious trading activity at the omnibus account level, it will contact the financial intermediary to request underlying shareholder level activity to determine whether there is underlying shareholder level frequent trading.  However, the underlying shareholder data received may not reflect information about the ultimate underlying shareholders because there may be multiple layers of omnibus accounts. If frequent trading is identified, MFSC will take appropriate action, such as requesting the financial intermediary to prohibit purchases into the account by the underlying shareholder, requiring purchases by the underlying shareholder to be submitted only by mail, or prohibiting purchases from the financial intermediary.

MFSC’s ability to monitor and deter frequent trading in omnibus accounts depends on, among other factors, the frequency with which MFSC requests underlying shareholder account data from omnibus accounts.  MFSC expects to request underlying shareholder data based on its assessment of the likelihood of frequent trading by underlying shareholders among other factors.  MFSC expects to request underlying shareholder data from Waived Financial Intermediaries more frequently than from other financial intermediaries.  There is no assurance that MFSC will request data with sufficient frequency to detect or prevent frequent trading in omnibus accounts effectively.

Unauthorized Transactions.  MFS will not be responsible for losses that result from unauthorized transactions unless MFSC does not follow procedures reasonably designed to verify your identity. If an account has more than one owner or authorized person, MFSC will accept telephone and online instructions from any one owner or authorized person, except MFSC will require instructions for a redemption from all trustees of trust accounts registered with multiple trustees. It is important that you contact MFSC immediately about any transactions made through MFSC you believe to be unauthorized.

Ability to Contact MFSC.  Certain methods of contacting MFSC, such as by mail, telephone, or electronically, may be unavailable or delayed (for example, after natural disasters, during periods of significant/major political, social, or economic instability, or in the event of a cybersecurity incident).

Reservation of Other Rights.  In addition to the rights expressly stated elsewhere in this prospectus, subject to applicable rules, laws, and regulations, MFSC reserves the right to: 1) alter, add, or discontinue any conditions of purchase, redemption, service, or privilege at any time without notice; 2) freeze any account or suspend account services when MFSC has received reasonable notice (written or otherwise) of a dispute between registered or beneficial account owners or when MFSC believes a fraudulent transaction may occur or has occurred; and 3) change, impose, discontinue, or waive any fee it charges.

Anti-Money Laundering Restrictions.  Federal law requires the fund to implement policies and procedures reasonably designed to prevent, detect and report money laundering and other illegal

15

MFS Utilities Fund

activity. The fund, consistent with applicable federal law, may redeem your shares and close your account; suspend, restrict or cancel purchase and redemption orders; process redemption requests and withhold your proceeds; and take other action if it is unable to verify your identity within a reasonable time or conduct required due diligence on your account or as otherwise permitted by its anti-money laundering policies and procedures. Any applicable CDSC will be assessed upon redemption of your shares.

Confirmations in Quarterly Statements.  Transactions made under certain periodic investment and withdrawal programs (including reinvestment plans) will be confirmed on quarterly account statements.

Other Information

Valuation

The price of each class of the fund’s shares is based on its net asset value. The net asset value of each class of shares is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). However, net asset value may be calculated earlier in emergency situations or as otherwise permitted by the SEC. Net asset value per share is computed by dividing the net assets allocated to each share class by the number of shares outstanding for that class. On days when the NYSE is closed (such as weekends and holidays), net asset value is not calculated, and the fund does not transact purchase and redemption orders. To the extent the fund’s assets are traded in other markets on days when the fund does not price its shares, the value of the fund’s assets will likely change when you will not be able to purchase or redeem shares of the fund.

To determine net asset value, the fund’s investments for which reliable market quotations are readily available are valued at market value, and MFS funds in which the fund invests are generally valued at their net asset value per share. Certain short term debt instruments may be valued at amortized cost.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the MFS funds’ investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees.

Under the MFS funds’ valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. These valuations can be based on both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded.  Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Distributions

The fund intends to declare and pay any dividends to shareholders at least monthly.

Any capital gains are distributed at least annually.

Distribution Options

The following distribution options are generally available:

•                  Dividend and capital gain distributions automatically reinvested in additional shares (this option will be assigned if no other option is specified);

•                  Dividend distributions in cash; capital gain distributions automatically reinvested in additional shares;

•                  Dividend and capital gain distributions in cash; or

•                  Dividend and capital gain distributions automatically reinvested into the same class of shares of another MFS Fund.

Not all options are available for every class or every account.

Dividends and capital gain distributions for Class R1, Class R2, Class R3, Class R4, and Class R5 shares automatically will be reinvested in additional shares of the fund.

The distribution option for accounts with dividend distributions of less than $10 generally will be changed to reinvestment in additional shares of the fund. If you have elected to receive distributions in cash, and the postal service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option may be converted to having all distributions reinvested in additional shares. You should contact MFSC to change your distribution option, and your request to do so must be received by MFSC before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

Tax Considerations

The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the fund will have on your particular tax situation, including possible foreign, state, and local taxes. Also, this discussion does not apply to shares of the fund held through tax-exempt retirement plans or by shareholders that are not “U.S. persons” under the Internal Revenue Code of 1986, as amended.

The fund expects to distribute substantially all of its income and gains annually. Distributions from the fund are taxable whether you receive them in cash or reinvest them in additional shares. If you buy shares when the fund has realized but not yet distributed

16

MFS Utilities Fund

ordinary income or capital gains, you will pay full price for the shares and then receive a portion back as a taxable distribution.

Any gain resulting from the redemption, sale, or exchange of your shares will generally also be subject to tax.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned or is deemed to have owned the investments that generated them, rather than how long you have owned your shares. Distributions of gains from the sale of investments that the fund owned for more than one year and that are properly reported by the fund as capital gain dividends will be treated as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of gains from the sale of investments that the fund owned for one year or less will be taxable as ordinary income. If some or all of the fund’s income derives from “qualified dividend income” and if you are an individual who meets holding period and other requirements with respect to the fund’s shares, those distributions that are properly reported by the fund as derived from qualified dividend income are taxed to you at the reduced rates applicable to net capital gains.

The fund’s investments in certain debt instruments may cause the fund to recognize income in excess of the cash generated by such instruments. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

A 3.8% Medicare contribution tax is generally imposed on distributions paid by the fund (other than exempt-interest dividends, if any) and net gains recognized on the sale, redemption or exchange of shares of the fund paid to individuals, estates and trusts whose income exceeds certain threshold amounts.

The fund’s investments in foreign securities may be subject to foreign withholding taxes, which will decrease the fund’s return on those securities. If the fund is eligible to elect to “pass through” to you foreign income taxes that it pays, and if the fund so elects, you will be required to include your share of those taxes in gross income as a distribution from the fund and you will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. In addition, the fund’s investments in certain foreign securities (including fixed income securities and derivatives) denominated in foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing, amount, or character of the fund’s distributions.

The Form 1099 that is provided to you early each year details your distributions from the fund and how they are treated for federal tax purposes, and cost basis information for shares purchased on or after January 1, 2012, that you redeemed, sold, or exchanged. Our default method for calculating cost basis is average cost basis. More information about other cost basis methods and a cost basis selection/change form are available on mfs.com. If your account is held by your financial intermediary, you must contact your financial intermediary to obtain information about available cost basis methods and cost basis elections for your account.

Provision of Financial Reports and Summary Prospectuses

The fund produces financial reports every six months and updates its summary prospectus and prospectus annually. To avoid sending duplicate copies of materials to households, only one paper copy of the fund’s annual and semiannual report and summary prospectus may be mailed to shareholders having the same last name and residential address on the fund’s records. However, any shareholder may contact MFSC (please see back cover for address and telephone number) to request that copies of these reports and summary prospectuses be sent personally to that shareholder.

Additional Information on Fees and Expenses and Performance

Fees and Expenses

The annual fund operating expenses shown in “Fees and Expenses” are based on annualized expenses reported during the fund’s most recently completed fiscal year expressed as a percentage of the fund’s average net assets during the period.  Annual fund operating expenses have not been adjusted to reflect the fund’s current asset size. In general, annual fund operating expenses, expressed as a percentage of the fund’s assets, increase as the fund’s assets decrease. Annual fund operating expenses will likely vary from year to year.

Performance Information

All performance information shown in the “Class A Bar Chart” and the “Performance Table” reflects any applicable fee and expense waivers in effect during the periods shown; without these, the performance would have been lower.

From time to time, the fund may receive proceeds from litigation settlements, without which performance would be lower.

The fund commenced operations on February 14, 1992, with the offering of Class A shares, and subsequently offered Class B shares on September 7, 1993, Class C shares on January 3, 1994, Class I shares on January 2, 1997, Class R2 shares on October 31, 2003, Class R1, Class R3, and Class R4 shares on April 1, 2005, and Class R5 shares on June 1, 2012.

In the “Performance Table,” performance for each of Class R1, Class R3, Class R4, and Class R5 shares includes the performance of the fund’s Class I shares, adjusted to take into account differences in sales loads and class specific operating expenses (such as Rule 12b-1 fees), if any, for periods prior to their offering.

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MFS Utilities Fund

Financial Highlights

The financial highlights are intended to help you understand a fund’s financial performance for the past five years (or life of a particular class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the financial highlights represent the rate by which an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund’s independent registered public accounting firm, whose report, together with the fund’s financial statements, is included in the fund’s Annual Report to shareholders. The fund’s Annual Report is available upon request by contacting MFSC (please see back cover for address and telephone number). The fund’s independent registered public accounting firm is Ernst & Young LLP.

Class A

	Years ended 10/31
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$21.80	$18.61	$17.11	$16.01	$13.79
Income (loss) from investment operations
Net investment income (d)	$0.66	$0.60	$0.51	$0.61	$0.47
Net realized and unrealized gain (loss) on investments and foreign currency	2.42	3.17	1.53	1.02	2.26
Total from investment operations	$3.08	$3.77	$2.04	$1.63	$2.73
Less distributions declared to shareholders
From net investment income	$(0.64)	$(0.57)	$(0.54)	$(0.53)	$(0.51)
From net realized gain on investments	(0.90)	(0.01)	—	—	—
Total distributions declared to shareholders	$(1.54)	$(0.58)	$(0.54)	$(0.53)	$(0.51)
Net asset value, end of period (x)	$23.34	$21.80	$18.61	$17.11	$16.01
Total return (%) (r)(s)(t)(x)	14.99	20.59	12.17	10.26	20.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	1.01	1.02	1.04	1.07
Expenses after expense reductions (f)	0.97	1.01	1.02	1.04	1.07
Net investment income	2.97	2.97	2.90	3.62	3.20
Portfolio turnover	46	54	46	51	54
Net assets at end of period (000 omitted)	$3,597,063	$3,242,884	$2,699,649	$2,343,368	$1,947,269

Class B

	Years ended 10/31
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$21.71	$18.55	$17.05	$15.95	$13.75
Income (loss) from investment operations
Net investment income (d)	$0.49	$0.44	$0.37	$0.49	$0.36
Net realized and unrealized gain (loss) on investments and foreign currency	2.41	3.15	1.54	1.01	2.24
Total from investment operations	$2.90	$3.59	$1.91	$1.50	$2.60
Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.42)	$(0.41)	$(0.40)	$(0.40)
From net realized gain on investments	(0.90)	(0.01)	—	—	—
Total distributions declared to shareholders	$(1.37)	$(0.43)	$(0.41)	$(0.40)	$(0.40)
Net asset value, end of period (x)	$23.24	$21.71	$18.55	$17.05	$15.95
Total return (%) (r)(s)(t)(x)	14.15	19.60	11.39	9.47	19.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	1.76	1.77	1.79	1.82
Expenses after expense reductions (f)	1.72	1.76	1.77	1.79	1.82
Net investment income	2.23	2.21	2.14	2.88	2.45
Portfolio turnover	46	54	46	51	54
Net assets at end of period (000 omitted)	$332,141	$305,988	$265,748	$233,107	$209,277

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MFS Utilities Fund

Class C

	Years ended 10/31
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$21.71	$18.55	$17.05	$15.96	$13.75
Income (loss) from investment operations
Net investment income (d)	$0.49	$0.44	$0.38	$0.48	$0.36
Net realized and unrealized gain (loss) on investments and foreign currency	2.41	3.15	1.53	1.01	2.25
Total from investment operations	$2.90	$3.59	$1.91	$1.49	$2.61
Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.42)	$(0.41)	$(0.40)	$(0.40)
From net realized gain on investments	(0.90)	(0.01)	—	—	—
Total distributions declared to shareholders	$(1.37)	$(0.43)	$(0.41)	$(0.40)	$(0.40)
Net asset value, end of period (x)	$23.24	$21.71	$18.55	$17.05	$15.96
Total return (%) (r)(s)(t)(x)	14.16	19.61	11.40	9.41	19.27
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	1.76	1.77	1.79	1.82
Expenses after expense reductions (f)	1.72	1.76	1.77	1.79	1.82
Net investment income	2.21	2.21	2.15	2.86	2.44
Portfolio turnover	46	54	46	51	54
Net assets at end of period (000 omitted)	$1,145,572	$917,978	$739,959	$608,042	$459,807

Class I

	Years ended 10/31
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$21.86	$18.67	$17.15	$16.05	$13.82
Income (loss) from investment operations
Net investment income (d)	$0.71	$0.65	$0.57	$0.66	$0.50
Net realized and unrealized gain (loss) on investments and foreign currency	2.44	3.17	1.53	1.01	2.27
Total from investment operations	$3.15	$3.82	$2.10	$1.67	$2.77
Less distributions declared to shareholders
From net investment income	$(0.70)	$(0.62)	$(0.58)	$(0.57)	$(0.54)
From net realized gain on investments	(0.90)	(0.01)	—	—	—
Total distributions declared to shareholders	$(1.60)	$(0.63)	$(0.58)	$(0.57)	$(0.54)
Net asset value, end of period (x)	$23.41	$21.86	$18.67	$17.15	$16.05
Total return (%) (r)(s)(x)	15.28	20.82	12.54	10.50	20.50
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	0.76	0.77	0.79	0.82
Expenses after expense reductions (f)	0.72	0.76	0.77	0.79	0.82
Net investment income	3.14	3.21	3.22	3.88	3.37
Portfolio turnover	46	54	46	51	54
Net assets at end of period (000 omitted)	$864,695	$566,374	$462,849	$286,562	$155,487

19

MFS Utilities Fund

Class R1

	Years ended 10/31
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$21.68	$18.52	$17.03	$15.94	$13.73
Income (loss) from investment operations
Net investment income (d)	$0.49	$0.44	$0.37	$0.48	$0.36
Net realized and unrealized gain (loss) on investments and foreign currency	2.41	3.15	1.53	1.01	2.25
Total from investment operations	$2.90	$3.59	$1.90	$1.49	$2.61
Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.42)	$(0.41)	$(0.40)	$(0.40)
From net realized gain on investments	(0.90)	(0.01)	—	—	—
Total distributions declared to shareholders	$(1.37)	$(0.43)	$(0.41)	$(0.40)	$(0.40)
Net asset value, end of period (x)	$23.21	$21.68	$18.52	$17.03	$15.94
Total return (%) (r)(s)(x)	14.18	19.63	11.35	9.42	19.28
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	1.76	1.77	1.79	1.82
Expenses after expense reductions (f)	1.72	1.76	1.77	1.79	1.82
Net investment income	2.21	2.22	2.15	2.83	2.46
Portfolio turnover	46	54	46	51	54
Net assets at end of period (000 omitted)	$14,177	$12,041	$12,092	$11,686	$10,157

Class R2

	Years ended 10/31
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$21.75	$18.58	$17.07	$15.98	$13.77
Income (loss) from investment operations
Net investment income (d)	$0.60	$0.54	$0.46	$0.57	$0.43
Net realized and unrealized gain (loss) on investments and foreign currency	2.42	3.16	1.55	1.01	2.25
Total from investment operations	$3.02	$3.70	$2.01	$1.58	$2.68
Less distributions declared to shareholders
From net investment income	$(0.58)	$(0.52)	$(0.50)	$(0.49)	$(0.47)
From net realized gain on investments	(0.90)	(0.01)	—	—	—
Total distributions declared to shareholders	$(1.48)	$(0.53)	$(0.50)	$(0.49)	$(0.47)
Net asset value, end of period (x)	$23.29	$21.75	$18.58	$17.07	$15.98
Total return (%) (r)(s)(x)	14.74	20.22	11.99	9.94	19.83
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.22	1.26	1.27	1.29	1.32
Expenses after expense reductions (f)	1.22	1.26	1.27	1.29	1.32
Net investment income	2.69	2.71	2.65	3.37	2.93
Portfolio turnover	46	54	46	51	54
Net assets at end of period (000 omitted)	$137,813	$116,355	$116,173	$101,994	$79,748

20

MFS Utilities Fund

Class R3

	Years ended 10/31
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$21.79	$18.59	$17.09	$15.99	$13.78
Income (loss) from investment operations
Net investment income (d)	$0.65	$0.52	$0.51	$0.61	$0.47
Net realized and unrealized gain (loss) on investments and foreign currency	2.43	3.25	1.53	1.02	2.25
Total from investment operations	$3.08	$3.77	$2.04	$1.63	$2.72
Less distributions declared to shareholders
From net investment income	$(0.64)	$(0.56)	$(0.54)	$(0.53)	$(0.51)
From net realized gain on investments	(0.90)	(0.01)	—	—	—
Total distributions declared to shareholders	$(1.54)	$(0.57)	$(0.54)	$(0.53)	$(0.51)
Net asset value, end of period (x)	$23.33	$21.79	$18.59	$17.09	$15.99
Total return (%) (r)(s)(x)	15.00	20.61	12.19	10.27	20.12
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	1.00	1.02	1.04	1.07
Expenses after expense reductions (f)	0.97	1.00	1.02	1.04	1.07
Net investment income	2.93	2.67	2.90	3.62	3.19
Portfolio turnover	46	54	46	51	54
Net assets at end of period (000 omitted)	$177,562	$135,710	$364,245	$324,613	$277,390

Class R4

	Years ended 10/31
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$21.81	$18.63	$17.12	$16.02	$13.80
Income (loss) from investment operations
Net investment income (d)	$0.71	$0.65	$0.56	$0.64	$0.52
Net realized and unrealized gain (loss) on investments and foreign currency	2.43	3.16	1.53	1.03	2.24
Total from investment operations	$3.14	$3.81	$2.09	$1.67	$2.76
Less distributions declared to shareholders
From net investment income	$(0.70)	$(0.62)	$(0.58)	$(0.57)	$(0.54)
From net realized gain on investments	(0.90)	(0.01)	—	—	—
Total distributions declared to shareholders	$(1.60)	$(0.63)	$(0.58)	$(0.57)	$(0.54)
Net asset value, end of period (x)	$23.35	$21.81	$18.63	$17.12	$16.02
Total return (%) (r)(s)(x)	15.26	20.82	12.50	10.52	20.45
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	0.76	0.77	0.79	0.82
Expenses after expense reductions (f)	0.72	0.76	0.77	0.79	0.82
Net investment income	3.19	3.22	3.17	3.78	3.51
Portfolio turnover	46	54	46	51	54
Net assets at end of period (000 omitted)	$144,910	$108,572	$73,570	$45,233	$24,422

21

MFS Utilities Fund

Class R5

	Years ended 10/31
	2014	2013	2012(i)

Net asset value, beginning of period	$21.86	$18.67	$16.71
Income (loss) from investment operations
Net investment income (d)	$0.62	$0.72	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	2.55	3.12	1.96	(g)
Total from investment operations	$3.17	$3.84	$2.18
Less distributions declared to shareholders
From net investment income	$(0.71)	$(0.64)	$(0.22)
From net realized gain on investments	(0.90)	(0.01)	—
Total distributions declared to shareholders	$(1.61)	$(0.65)	$(0.22)
Net asset value, end of period (x)	$23.42	$21.86	$18.67
Total return (%) (r)(s)(x)	15.42	20.95	13.11	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.63	0.65	0.71	(a)
Expenses after expense reductions (f)	0.63	0.65	0.71	(a)
Net investment income	2.71	3.48	2.93	(a)
Portfolio turnover	46	54	46
Net assets at end of period (000 omitted)	$50,344	$2,492	$283

(a) Annualized.

(d) Per share data is based on average shares outstanding.

(f) Ratios do not reflect reductions from fees paid indirectly, if applicable.

(g) The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(i) For the period from the class inception, June 1, 2012, through the stated period end.

(n) Not annualized.

(r) Certain expenses have been reduced without which performance would have been lower.

(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(t) Total returns do not include any applicable sales charges.

(x) The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

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MFS Utilities Fund

MFS Utilities Fund

Shareholder Communications with the Board of Trustees. Shareholders may mail written communications to the Board of Trustees to the attention of the Board of Trustees, [fund name], Massachusetts Financial Services Company, 111 Huntington Avenue, Boston, MA 02199, Attention:  Frank Tarantino, Independent Senior Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.

If you want more information about MFS Utilities Fund, the following documents are available free upon request:

Annual/Semiannual Reports. These reports contain information about the fund’s actual investments. Annual reports discuss the effect of recent market conditions and investment strategies on the fund’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI, dated February 28, 2015, as may be supplemented from time to time, provides more detailed information about the fund and is incorporated into this prospectus by reference.

You can get free copies of the annual/semiannual reports, the SAI and other information about the fund, including current net asset values per share, and make inquiries about the fund, by contacting:

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Telephone: 1-800-225-2606

Internet: mfs.com

Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

Securities and Exchange Commission

Public Reference Room

Washington, DC 20549-1502

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room at the above address.

The fund’s Investment Company Act file number is 811-6102.

HOW TO CONTACT US

Web site	Account service and literature	Mailing address
mfs.com	Shareholders	MFS Service Center, Inc.
	1-800-225-2606	P.O. Box 55824
MFS TALK	Investment professionals	Boston, MA 02205-5824
1-800-637-8255	1-800-343-2829
24 hours a day	Retirement plan services	Overnight mail
	1-800-637-1255	MFS Service Center, Inc.
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

Statement of Additional Information February 28, 2015

Ticker Symbols
Fund	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5
MFS® Series Trust VI:
MFS® Global Equity Fund	MWEFX	MWEBX	MWECX	MWEIX	MWEGX	MEQRX	MWEHX	MWELX	MWEMX
MFS® Global Total Return Fund	MFWTX	MFWBX	MFWCX	MFWIX	MFWGX	MGBRX	MFWHX	MFWJX	MFWLX
MFS® Utilities Fund	MMUFX	MMUBX	MMUCX	MMUIX	MMUGX	MURRX	MMUHX	MMUJX	MMUKX
MFS® Series Trust VIII:
MFS® Global Growth Fund	MWOFX	MWOBX	MWOCX	MWOIX	MWOGX	MGWRX	MWOHX	MWOJX	MWOKX
MFS® Strategic Income Fund	MFIOX	MIOBX	MIOCX	MFIIX	N/A	N/A	N/A	N/A	N/A
MFS® Series Trust IX:
MFS® Inflation-Adjusted Bond Fund	MIAAX	MIABX	MIACX	MIAIX	MIALX	MIATX	MIAHX	MIAJX	MIAKX
MFS Series Trust X
MFS Emerging Markets Debt Local Currency Fund	EMLAX	EMLBX	EMLCX	EMLIX	EMLJX	EMLKX	EMLLX	EMLMX	EMLNX
MFS® Series Trust XII
MFS® Equity Opportunities Fund	SRFAX	SRFBX	SRFCX	SRFIX	SRFDX	SRFEX	SRFFX	SRFGX	SRFHX
MFS® Series Trust XV:
MFS Commodity Strategy Fund	MCSAX*	N/A*	N/A*	MCSIX	N/A*	N/A*	N/A*	N/A*	MCSRX
MFS® Global Alternative Strategy Fund	DVRAX	DVRBX	DVRCX	DVRIX	DVRFX	DVRHX	DVRJX	DVRKX	DVRLX

*Currently not offered

This Statement of Additional Information (“SAI”) contains additional information about each fund listed above (references to “a Fund” or “the Fund” mean each Fund listed on the cover page, unless otherwise noted), and should be read in conjunction with the Fund’s Prospectus dated February 28, 2015.  The Fund’s financial statements are incorporated into this SAI by reference to the Fund’s most recent Annual Report to shareholders.  You may obtain a copy of the Fund’s Prospectus and Annual Report without charge by contacting the Fund’s transfer agent, MFS Service Center, Inc. (please see back cover for address and telephone number).

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus.

FEBRUARY-SAI-COMBINED-022815

Table of Contents:

DEFINITIONS

“1940 Act” – the Investment Company Act of 1940 and the rules and regulations thereunder, as amended from time to time, and as such Act, rules or regulations are interpreted by the Securities and Exchange Commission.

“Board” – the Board of Trustees of the MFS Funds.

“Employer Retirement Plans” – includes 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans any of whose accounts are maintained by the Fund at an omnibus level.

“Financial intermediary” – includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company and any other institution having a selling, administration or other similar agreement with MFD, MFS, or any of their affiliates.

“Fund” – references to “a Fund” or “the Fund” mean each Fund listed on the cover page, unless otherwise noted.

“Independent Trustees” – trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund.

“Majority Shareholder Vote” – as defined currently in the 1940 Act to be the lesser of (i) 67% or more of the voting securities present at a meeting at which holders of voting securities representing more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities.

“MFD” or the “Distributor” – MFS Fund Distributors, Inc., a Delaware corporation.

“MFS” or the “Adviser” – Massachusetts Financial Services Company, a Delaware corporation.

“MFSC” – MFS Service Center, Inc., a Delaware corporation.

“MFS Fund” – a fund managed by MFS and overseen by the Board.

“MFS Funds” – collectively, the funds managed by MFS and overseen by the Board.

“Prospectus” – the Prospectus of the Fund, dated February 28, 2015, as amended or supplemented from time to time.

“SEC” – Securities and Exchange Commission.

“Trust” – references to a “Trust” mean the Massachusetts business trust of which the Fund is a series, or, if the Fund is itself a Massachusetts business trust, references to a “Trust” shall mean the Fund.

“UBS” or “Sub-Adviser” - UBS Global Asset Management (Americas), Inc., a Delaware corporation.

MANAGEMENT OF THE FUND

Organization of the Fund

MFS Emerging Markets Debt Local Currency Fund, an open-end investment company, is a series of MFS Series Trust X, a Massachusetts business trust organized in 1985.  MFS Emerging Markets Debt Local Currency Fund is a non-diversified fund.

MFS Equity Opportunities Fund, an open-end investment company, is a series of MFS Series Trust XII, a Massachusetts business trust organized in 2005. MFS Equity Opportunities Fund was previously known as MFS Sector Rotational Fund prior to August 1, 2011. MFS Equity Opportunities Fund is a diversified fund.

MFS Commodity Strategy Fund and MFS Global Alternative Strategy Fund, each an open-end investment company, are series of MFS Series Trust XV, a Massachusetts business trust organized in 1985. MFS Global Alternative Strategy Fund was previously known as MFS Diversified Target Return Fund prior to February 1, 2014. MFS Commodity Strategy Fund is a non-diversified fund and MFS Global Alternative Strategy Fund is a diversified fund.

MFS Global Equity Fund, MFS Global Total Return Fund, and MFS Utilities Fund, each an open-end investment company, are series of MFS Series Trust VI, a Massachusetts business trust organized in 1990.  MFS Global Equity Fund, MFS Global Total Return Fund, and MFS Utilities Fund are diversified funds.

MFS Global Growth Fund and MFS Strategic Income Fund, each an open-end investment company, are series of MFS Series Trust VIII, a Massachusetts business trust organized in 1987. MFS Global Growth Fund and MFS Strategic Income Fund are diversified funds.

MFS Inflation-Adjusted Bond Fund, an open-end investment company, is a series of MFS Series Trust IX, a Massachusetts business trust organized in 1985. MFS Inflation-Adjusted Bond Fund is a diversified fund.

Trustees/Officers

Board Leadership Structure and Oversight — The following provides an overview of the leadership structure of the Board and the Board’s oversight of the MFS Funds’ risk management process. The Board consists of twelve Trustees, ten of whom are Independent Trustees. An Independent Trustee serves as Chair of the Board. Taking into account the number, the diversity and the complexity of the MFS Funds overseen by the Board and the aggregate amount of assets under management in the MFS Funds, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to Committees of the Board.  Each of the seven standing Committees of the Board, to which the Board has delegated certain authority and oversight responsibilities, consists exclusively of Independent Trustees. Three of the Committees have as members all of the Independent Trustees, and the remaining four Committees have either four or five Independent Trustees, as members. In connection with each of the Board’s regular meetings, the Independent Trustees meet separately from MFS with their counsel and with the MFS Funds’ Independent Senior Officer, who is independent of MFS and advises the Independent Trustees regarding contract review, compliance, and business matters. The Independent Trustees also meet regularly with the MFS Funds’ Chief Compliance Officer to receive reports regarding the compliance of the MFS Funds with the federal securities laws and the

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MFS Funds’ compliance policies and procedures.  The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the MFS Funds.

Each MFS Fund has retained MFS as its investment adviser and administrator. MFS provides each MFS Fund with investment advisory services, and is responsible for day-to-day administration of each MFS Fund and management of the risks that arise from each MFS Fund’s investments and operations. Certain employees of MFS serve as each MFS Fund’s officers, including each MFS Fund’s principal executive officer and principal financial and accounting officer. The Board provides oversight of the services provided by MFS and its affiliates, including the risk management activities of MFS and its affiliates. In addition, each Committee of the Board provides oversight of its risk management activities with respect to the particular activities within the Committee’s purview.  In the course of providing oversight, the Board and the Committees receive a wide range of reports on each MFS Fund’s activities, including regarding each MFS Fund’s investment portfolio, the compliance of each MFS Fund with applicable laws, and each MFS Fund’s financial accounting and reporting. The Board also meets periodically with the portfolio managers of each MFS Fund to receive reports regarding the management of each MFS Fund, including its investment risks.  The Board and the relevant Committees meet periodically with MFS’ Chief Enterprise Risk Officer and MFS’ Chief Investment Risk Officer to receive reports on MFS’ and its affiliates’ risk management activities, including their efforts to (i) identify key risks that could adversely affect the MFS Funds or MFS; (ii) implement processes and controls to mitigate such key risks; and (iii) monitor business and market conditions in order to facilitate the processes described in (i) and (ii) above.  In addition, the Board and the relevant Committees oversee risk management activities related to the key risks associated with services provided by various non-affiliated service providers through the receipt of reports prepared by MFS, and, in certain circumstances, through the receipt of reports directly from service providers, such as in the case of each MFS Fund’s auditor, custodian, and pricing service providers.

Trustees and Officers — Identification and Background — The identification and background of the Trustees and Officers of the Trust, as well as an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Fund should so serve, are set forth in APPENDIX A.

Trustee Compensation and Committees — Compensation paid to the Independent Trustees for certain specified periods, as well as information regarding Committees of the Board, is set forth in APPENDIX B.

Share Ownership

Information concerning the ownership of Fund shares (i) by Trustees and officers of the Trust as a group, as well as the dollar value range of each Trustee’s share ownership in the Fund and, on an aggregate basis, in the MFS Funds, (ii) by investors who are deemed to “control” the Fund, if any, and (iii) by investors who own 5% or more of any class of Fund shares (if no classes, of the Fund), if any, is set forth in APPENDIX C.

Portfolio Manager(s)

Information regarding other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest of the Fund’s portfolio manager(s), is set forth in APPENDIX D.

Investment Adviser

MFS provides the Fund with investment advisory services. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

As of February 1, 2010, MFS signed the Principles for Responsible Investment (PRI), an investor initiative in partnership with the United Nations Environment Programme Finance Initiative and the United Nations Global Compact.  As a signatory to the PRI, where consistent with its fiduciary responsibilities, MFS aspires to: incorporate environmental, social and corporate governance (ESG) issues into its investment analysis and decision-making processes; be an active owner and incorporate ESG issues into its ownership policies and practices; seek appropriate disclosure on ESG issues by the entities in which it invests; promote acceptance and implementation of the PRI within the investment industry; work to enhance the effectiveness in implementing the PRI; and report on activities and progress toward implementing the PRI.  While MFS aspires to follow the PRI where consistent with its fiduciary responsibilities, signing the PRI is not a legal commitment to do so and MFS may take actions that may be inconsistent with the PRI or may fail to take actions that would be consistent with the PRI.

MFS votes proxies on behalf of the Fund pursuant to the proxy voting policies and procedures set forth in APPENDIX E. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available beginning in August of each year without charge by visiting mfs.com (once you have selected “Explore our Products & Services,” “Individual Investor,” and “United States,” click on “proxy voting”)  and by visiting the SEC’s Web site at http://www.sec.gov.

In addition to the conflicts of interest discussed elsewhere in this SAI, the Adviser may have other conflicts of interest related to its service as Adviser to the Fund and other accounts, its other business activities, and its employees.  In order to minimize conflicts of interest, all employees of the Adviser are subject to policies and procedures regarding conflicts of interest, appropriate business conduct, confidential and proprietary information, information barriers, private investments, outside business activities, personal trading, gifts and entertainment, political and charitable contributions, and other topics.  There is no guarantee that the Adviser will be successful in identifying or mitigating conflicts of interest.

The Adviser advises multiple accounts (including accounts in which the Adviser or an affiliate have an interest).  Investment and voting decisions made for one or more accounts may compete with, differ from, conflict with, or involve different timing from investment and voting decisions made for the Fund.  The Adviser’s acting as investment adviser to multiple accounts could have a detrimental effect on the price, terms, or availability of a security as far as the Fund is concerned.

In certain instances there are securities that are suitable for the Fund’s portfolios as well as for one or more other accounts advised by the Adviser or of any subsidiary of the Adviser or that the Adviser believes should no longer be held by the Fund’s portfolios or by other accounts advised by the Adviser or any subsidiary of the Adviser. It is possible that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one account. Transactions for each account generally are effected independently unless the Adviser determines to purchase or sell

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the same securities for several clients at approximately the same time. The Adviser may, but is not required to, aggregate purchases and sales for several accounts. The simultaneous management of multiple accounts may create conflicts of interest, particularly in circumstances where the Adviser or an affiliate has an interest in one or more accounts, where one or more accounts pays higher fees or performance-based fees, or where the availability or liquidity of investment opportunities is limited. The Adviser has adopted policies that it believes are reasonably designed to ensure that when two or more accounts (including accounts in which the Adviser or an affiliate have an interest) are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among accounts in a manner believed by the Adviser to be fair and equitable to each.  Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or availability of a security as far as the Fund is concerned.

Investment Sub-Adviser – MFS has engaged UBS Global Asset Management (Americas) Inc. (referred to as UBS) to act as sub-adviser to manage MFS Global Alternative Strategy Fund’s exposure to markets, asset classes and currencies, primarily through the use of derivative instruments. UBS is located at 1285 Avenue of the Americas, New York, New York 10019. UBS is an indirect, wholly owned subsidiary of UBS Group AG and a member of the UBS Global Asset Management Division.

UBS is a Delaware corporation and a registered investment adviser. UBS provides investment management and supervisory services to mutual funds and institutional accounts.

Unless otherwise noted, all references to “sub-adviser” shall refer to UBS for the portion of MFS Global Alternative Strategy Fund for which UBS provides investment advisory services.

Investment Advisory Agreement – MFS manages the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, MFS provides the Fund with investment advisory services. Subject to such policies as the Trustees may determine, MFS makes investment decisions for the Fund. For these services, MFS receives an investment advisory fee, computed and paid monthly, as follows:

For MFS Commodity Strategy Fund, the management fee set forth in the Investment Advisory Agreement is 0.75% of the Fund’s average daily net assets annually. MFS has agreed in writing to reduce its management fee to 0.70% of the Fund’s average daily net assets annually in excess of $1 billion. This written agreement will remain in effect until modified by the Fund’s Board, but such agreement will continue until at least February 29, 2016. In addition, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. For the period from May 1, 2014 through October 31, 2014, this management fee reduction amounted to less than 0.01% of the Fund’s average daily net assets.

For MFS Emerging Markets Debt Local Currency Fund, the management fee set forth in the Investment Advisory Agreement is 0.75% of the Fund’s average daily net assets annually up to $1 billion and 0.70% of the Fund’s average daily net assets annually in excess of $1 billion. MFS has agreed in writing to reduce its management fee to 0.65% of the Fund’s average daily net assets annually in excess of $2.5 billion. This written agreement will remain in effect until modified by the Fund’s Board, but such agreement will continue until at least February 29, 2016. In addition, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. For the period from August 1, 2014, through October 31, 2014, this management fee reduction amounted to less than 0.01% of the Fund’s average daily net assets. MFS agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.25% of the Fund’s average daily net assets annually for each of Class A and Class R3 shares, 2.00% of the Fund’s average daily net assets annually for each of Class B, Class C, and Class R1 shares, 1.00% of the Fund’s average daily net assets annually for each of Class I and Class R4 shares, 1.50% of the Fund’s average daily net assets annually for Class R2 shares, and 0.99% of the Fund’s average daily net assets annually for Class R5 shares. This written agreement terminated on November 30, 2014. Effective December 1, 2014, MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.10% of the Fund’s average daily net assets annually for each of Class A and Class R3 shares, 1.85% of the Fund’s average daily net assets annually for each of Class B, Class C, and Class R1 shares, 0.85% of the Fund’s average daily net assets annually for each of Class I and Class R4 shares, 1.35% of the Fund’s average daily net assets annually for Class R2 shares, and 0.84% of the Fund’s average daily net assets annually for Class R5 shares. This written agreement will continue until modified by the Fund’s Board, but such agreement will continue until at least February 29, 2016.

For MFS Equity Opportunities Fund, the management fee set forth in the Investment Advisory Agreement is 0.75% of the Fund’s average daily net assets annually of the first $1 billion, 0.65% of the Fund’s average daily net assets annually in excess of $1 billion and less than $2.5 billion, 0.60% of the Fund’s average daily net assets annually in excess of $2.5 billion and less than $5 billion, and 0.50% of the Fund’s average daily net assets annually of $5 billion or more. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board.  For the fiscal year ended October 31, 2014, this management fee reduction amounted to less than 0.01% of the Fund’s average daily net assets. MFS agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.40% of the Fund’s average daily net assets annually for each of Class A and Class R3 shares, 2.15% of the Fund’s average daily net assets annually for each of Class B, Class C, and Class R1 shares, 1.65% of the Fund’s average daily net assets annually for Class R2 shares, 1.15% of the Fund’s average daily net assets annually for each of Class I and Class R4 shares, and 1.09% of the Fund’s average daily net assets annually for Class R5 shares. This written agreement will continue until modified by the Fund’s Board, but such agreement will continue until at least February 29, 2016.

For MFS Global Alternative Strategy Fund, the management fee set forth in the Investment Advisory Agreement is 0.90% of the Fund’s average daily net assets annually of the first $1 billion, 0.75% of the Fund’s average daily net assets annually in

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excess of $1 billion and less than $2.5 billion, and 0.65% of the Fund’s average daily net assets annually in excess of $2.5 billion. In addition, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board.  For the fiscal year ended October 31, 2014, this management fee reduction amounted to less than 0.01% of the Fund’s average daily net assets. MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.40% of the Fund’s average daily net assets annually for each of Class A and Class R3 shares, 2.15% of the Fund’s average daily net assets annually for each of Class B, Class C, and Class R1 shares, 1.15% of the Fund’s average daily net assets annually for each of Class I and Class R4 shares, 1.65% of the Fund’s average daily net assets annually for Class R2 shares, and 1.07% of the Fund’s average daily net assets annually for Class R5 shares. This written agreement will continue until modified by the Fund’s Board, but such agreement will continue until at least February 29, 2016. Additionally, for its services, MFS pays the sub-adviser a sub-advisory fee in an amount equal to 0.28% of the Fund’s average daily net assets annually up to $1 billion, 0.185% of the Fund’s average daily net assets annually in excess of $1 billion up to $2.5 billion, and 0.16% of the Fund’s average daily net assets annually in excess of $2.5 billion. The Fund is not responsible for paying the sub-advisory fee.

For MFS Global Equity Fund, the management fee set forth in the Investment Advisory Agreement is 0.90% of the Fund’s average daily net assets annually up to $1 billion, 0.75% of the Fund’s average daily net assets annually in excess of $1 billion up to $2 billion and 0.65% of the Fund’s average daily net assets annually in excess of $2 billion. Effective August 1, 2014, MFS has agreed in writing to reduce its management fee to 0.60% of the Fund’s average daily net assets annually in excess of $5 billion. This written agreement will remain in effect until modified by the Fund’s Board, but such agreement will continue until at least February 29, 2016. In addition, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. For the fiscal year ended October 31, 2014, this management fee reduction amounted to less than 0.01% of the Fund’s average daily net assets.

For MFS Global Growth Fund, the management fee set forth in the Investment Advisory Agreement is 0.90% of the Fund’s average daily net assets annually up to $1 billion, 0.75% of the Fund’s average daily net assets annually in excess of $1 billion up to $2 billion, and 0.65% of the Fund’s average daily net assets annually in excess of $2 billion. In addition, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. For the fiscal year ended October 31, 2014, this management fee reduction amounted to less than 0.01% of the Fund’s average daily net assets.

For MFS Global Total Return Fund, the management fee set forth in the Fund’s Investment Advisory Agreement is 0.84% of the Fund’s average daily net assets annually. Effective August 1, 2014, MFS has agreed in writing to reduce its management fee to 0.75% of the Fund’s average daily net assets annually in excess of $500 million to $1 billion, 0.70% of the Fund’s average daily net assets annually in excess of $1 billion to $2.5 billion, and 0.65% of the Fund’s average daily net assets annually in excess of $2.5 billion. This written agreement will remain in effect until modified by the Fund’s Board, but such agreement will continue until at least February 29, 2016. For the period from November 1, 2013 to July 31, 2014, MFS agreed in writing to reduce its management fee to 0.75% of the Fund’s average daily net assets annually in excess of $500 million to $1 billion and 0.70% of the Fund’s average daily net assets annually in excess of $1 billion. In addition, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. For the fiscal year ended October 31, 2014, this management fee reduction amounted to less than 0.01% of the Fund’s average daily net assets. MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.13% of the Fund’s average daily net assets annually for each of Class A and Class R3 shares, 1.88% of the Fund’s average daily net assets annually for each of Class B, Class C, and Class R1 shares, 0.88% of the Fund’s average daily net assets annually for each of Class I and Class R4 shares, 1.38% of the Fund’s average daily net assets annually for Class R2 shares, and 0.82% of the Fund’s average daily net assets annually for Class R5 shares. This written agreement will continue until modified by the Fund’s Board, but such agreement will continue until at least February 29, 2016.

For MFS Inflation-Adjusted Bond Fund, the management fee set forth in the Investment Advisory Agreement is 0.50% of the Fund’s average daily net assets annually. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. For the fiscal year ended October 31, 2014, this management fee reduction amounted to less than 0.01% of the Fund’s average daily net assets. MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.80% of the Fund’s average daily net assets annually for Class A shares, 1.55% of the Fund’s average daily net assets annually for Class B shares, 1.65% of the Fund’s average daily net assets annually for each of Class C and Class R1 shares, 0.65% of the Fund’s average daily net assets annually for each of Class I and Class R4 shares, 1.15% of the Fund’s average daily net assets annually for Class R2 shares, 0.90% of the Fund’s average daily net assets annually for Class R3 shares, and 0.60% of the Fund’s average daily net assets annually for Class R5 shares. This written agreement will continue until modified by the Fund’s Board, but such agreement will continue until at least February 29, 2016.

For MFS Strategic Income Fund, the management fee set forth in the Investment Advisory Agreement is 0.65% of the Fund’s average daily net assets annually. MFS has agreed in writing to reduce its management fee to 0.60% of the Fund’s average daily net assets annually. This written agreement will remain in effect until modified by the Fund’s Board, but such agreement will continue until at least February 29, 2016. In addition, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. For the fiscal year ended October 31, 2014, this management fee reduction amounted to less than 0.01% of the Fund’s average daily net assets. In addition, MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses,

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brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity, and fees and expenses associated with investments in investment companies and other similar investment vehicles), such that “Total Annual Fund Operating Expenses” do not exceed 1.05% of the Fund’s average daily net assets annually for Class A shares, 1.80% of the Fund’s average daily net assets annually for each of Class B and Class C shares, and 0.80% of the Fund’s average daily net assets annually for Class I shares. This written agreement will continue until modified by the Fund’s Board, but such agreement will continue until at least February 29, 2016.

For MFS Utilities Fund, the management fee set forth in the Investment Advisory Agreement is 0.60% of the Fund’s average daily net assets annually of the first $3 billion and 0.55% of the Fund’s average daily net assets annually in excess of $3 billion.

MFS pays the compensation of the Trust’s officers and of any Trustee who is an employee of MFS. MFS also furnishes at its own expense investment advisory and administrative services, office space, equipment, clerical personnel, investment advisory facilities, and executive and supervisory personnel necessary for managing the Fund’s investments and effecting its portfolio transactions.

The Trust pays the compensation of the Independent Trustees and all expenses of the Fund incurred in its operation and offering of shares (other than those assumed by MFS in writing) including: management fees; Rule 12b-1 fees; administrative services fees; program management services fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar, or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements, confirmations, periodic investment statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording, and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund’s custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits, or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Trust’s Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except to the extent that the Distribution Agreement with MFD, provides that MFD is to pay some or all of such expenses. Expenses of the Trust which are not attributable to a specific Fund are allocated among the MFS Funds in the Trust in a manner believed by management of the Trust to be fair and equitable.

The Advisory Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board or by Majority Shareholder Vote and, in either case, by a majority of the Independent Trustees. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by a Majority Shareholder Vote, or by either party, on not more than 60 days’ nor less than 30 days’ written notice. The Advisory Agreement may be approved, renewed, amended, or terminated as to one MFS Fund in the Trust, even though the Agreement is not approved, renewed, amended, or terminated as to any other MFS Fund in the Trust.

The Advisory Agreement also provides that neither MFS nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its or their duties and obligations under the Advisory Agreement.

Organization and Management of MFS Commodity Strategy Portfolio – MFS Commodity Strategy Portfolio (the “Subsidiary”) is a wholly owned subsidiary of MFS Commodity Strategy Fund.  The Subsidiary is a company organized as an exempted company under the laws of the Cayman Islands, whose registered office is located at the offices of Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands.  The Subsidiary’s operations are overseen by a board of directors, which, as of September 22, 2014, is comprised of Robin Stelmach, David DiLorenzo, and Mitchell C. Freestone, each of whom, except Mr. Freestone, is an Officer or Trustee of the MFS Commodity Strategy Fund.  The MFS Commodity Strategy Fund is the sole shareholder of the Subsidiary, and shares of the Subsidiary will not be sold or offered to other investors. The Subsidiary has entered into a separate investment advisory agreement with MFS, but does not compensate MFS for its services under the investment advisory agreement.  The Subsidiary incurs investment and operating costs and has entered into separate contracts for custody, transfer agency, and accounting services with the same service providers that provide these services to the MFS Commodity Strategy Fund.  The Subsidiary is managed pursuant to compliance policies and procedures that are materially the same as the policies and procedures applicable to the MFS Commodity Strategy Fund.  The Adviser’s Chief Compliance Officer oversees the implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Fund’s Board.  The MFS Commodity Strategy Fund and the Subsidiary may test for compliance with certain investment restrictions on a consolidated basis. The financial statements of the Subsidiary will be consolidated with the MFS Commodity Strategy Fund’s financial statements in the MFS Commodity Strategy Fund’s Annual and Semi-Annual reports.

Sub-Advisory Agreement – UBS serves as the MFS Global Alternative Strategy Fund’s sub-adviser pursuant to a Sub-Investment Advisory Agreement between the Fund, the Adviser, and UBS (for the purposes of this paragraph, the “UBS Sub-Advisory Agreement”). The UBS Sub-Advisory Agreement provides that the Adviser delegates to UBS the authority to make investment decisions for a portion of the assets of MFS Global Alternative Strategy Fund (for the purposes of this paragraph, the “Fund”).

The Sub-Advisory Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board or by a Majority Shareholder Vote, and, in either case, by a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons of any such party. The Sub-Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by the Trustees, by a Majority Shareholder Vote, or by the Adviser or Sub-Adviser on not less than 60 days’ written notice. The Sub-Advisory Agreement specifically provides that neither the Sub-Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties under the Sub-Advisory Agreement.

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Administrator

MFS provides the Fund with certain financial, legal, and other administrative services under a Master Administrative Services Agreement between the Fund and MFS. Under the Agreement, the Fund pays an annual fee to MFS for providing these services based on the amount of assets in the Fund and/or the type of fund.

Shareholder Servicing Agent

MFSC, a wholly owned subsidiary of MFS, provides dividend and distribution disbursing and transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the Fund under a Shareholder Servicing Agent Agreement. MFSC receives a fee from the Fund (other than MFS Commodity Strategy Fund) based on the amount of assets in the Fund, the types of accounts through which shareholders invest in the Fund, the costs of servicing these types of accounts, and a target profit margin. MFSC also contracts with other entities to provide some or all of the services described above.

In addition, MFSC is reimbursed by the Fund for certain expenses incurred by MFSC on behalf of the Fund.  These reimbursements include payments for certain out-of-pocket expenses, such as costs related to mailing shareholder statements and the use of third party recordkeeping systems, incurred by MFSC in performing the services described above.  MFSC is also reimbursed for payments made under agreements with service providers that provide sub-accounting, transaction processing, and/or other shareholder services (“Shareholder Servicing Payments”), that may include receiving instructions for the purchase, exchange or redemption of shares; preparing and transmitting periodic statements; providing or causing to be provided prospectuses, annual reports, semi annual reports, shareholder notices, and other shareholder communications; providing required tax services and documents; calculating and assessing sales charges; and calculating and recording or distributing distributions to shareholders.  Service providers receive an annualized fee based on the Fund’s average daily net assets serviced by the service provider and/or a fee for each year, or portion thereof, for each Fund account serviced by the service provider.  Payments vary by service provider and may be significant to the service provider.

Special Servicing Agreement

Under a Special Servicing Agreement among MFS, certain MFS Funds-of-Funds (currently, the MFS Lifetime Funds, MFS Asset Allocation Funds, and MFS International Diversification Fund), and Participating Funds in which an MFS Fund-of-Funds invests, Participating Funds pay to MFSC a portion of each MFS Fund-of-Funds transfer agent-related expenses, including Shareholder Servicing Payments payable to service providers, to the extent such Shareholder Servicing Payments are less than the amount of the benefits realized or expected to be realized by the Participating Fund from the investment in the Participating Fund by the MFS Fund-of-Funds.  As of February 28, 2015, Participating Funds include the following MFS Funds:  MFS Absolute Return Fund; MFS Emerging Markets Equity Fund; MFS Global Bond Fund; MFS Government Securities Fund; MFS High Income Fund; MFS Inflation-Adjusted Bond Fund; MFS Limited Maturity Fund; MFS Mid Cap Growth Fund; MFS Mid Cap Value Fund; and MFS New Discovery Value Fund.

Distributor

MFD, a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement. The Agreement obligates MFD to use best efforts to find purchasers for shares of the Fund.

Custodian

State Street Bank and Trust Company (“State Street”), with a place of business at State Street Financial Center, One Lincoln Street, Boston, MA 02111, serves as the custodian of the assets of MFS Commodity Strategy Fund, MFS Emerging Markets Debt Local Currency Fund, MFS Equity Opportunities Fund, and MFS Inflation-Adjusted Bond Fund. State Street is responsible for safekeeping cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on investments, serving as the foreign custody manager, providing reports on foreign securities depositaries, maintaining books of original entry and other required books and accounts, and calculating the daily net asset value of each class of shares.

JPMorgan Chase Bank (“JPMorgan”), with a place of business at One Chase Manhattan Plaza, New York, NY 10081, serves as the custodian of the assets of MFS Global Alternative Strategy Fund, MFS Global Equity Fund, MFS Global Growth Fund, MFS Global Total Return Fund, MFS Strategic Income Fund, and MFS Utilities Fund. JPMorgan is responsible for safekeeping cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on investments, serving as the foreign custody manager, and providing reports on foreign securities depositaries. JPMorgan Chase Bank, N.A., as successor in interest to an affiliate of JPMorgan, J. P. Morgan Investor Services Co., with a place of business at One Beacon Street, Boston, MA 02108, is responsible for maintaining books of original entry and other required books and accounts and calculating the daily net asset value of each class of shares.

The Fund has an expense offset arrangement that reduces the Fund’s custodian fees based upon the amount of cash maintained by the Fund with its custodian.

Certain Service Provider Compensation

Compensation paid by the Fund to certain of its service providers for advisory services, administrative services, program management services (if applicable), and transfer agency-related services,  and paid by MFS for sub-advisory services, for certain specified periods, is set forth in APPENDIX F.

Code of Ethics

The Fund, MFS, its sub-adviser (if applicable), the Subsidiary, and MFD have adopted separate codes of ethics (“Codes of Ethics”) as required under the 1940 Act. The Codes of Ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of MFS employees and the interests of the Fund. Subject to certain conditions and restrictions, each code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held, or sold by the Fund.

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SALES CHARGES

Sales charges (as applicable) paid for certain specified periods in connection with the purchase and sale of the Fund’s shares are set forth in APPENDIX G. In certain circumstances, the initial sales charge paid to MFD and imposed upon purchases of certain classes of shares, and the contingent deferred sales charge (“CDSC”) paid to MFD and imposed upon redemptions of certain classes of shares, are waived. These circumstances are described in APPENDIX H.

DISTRIBUTION PLAN

The Trustees have approved a plan for the Fund in accordance with Rule 12b-1 under the 1940 Act as described in the Fund’s Prospectus (the “Distribution Plan”).  In approving the Distribution Plan, the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements relating to the Distribution Plan (“Distribution Plan Qualified Trustees”), concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders.

The Distribution Plan is designed to promote sales of shares and reduce the amount of redemptions that might otherwise occur if the Distribution Plan were not in effect, as well as to compensate intermediaries for their servicing and maintenance of shareholder accounts. Increasing the Fund’s net assets through sales of shares, or reducing reductions in net assets by reducing redemptions, may help reduce the Fund’s expense ratio by spreading the Fund’s fixed costs over a larger base and may reduce the potential adverse effect of selling the Fund’s portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or not be reduced, or that other benefits will be realized as a result of the Distribution Plan.

The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Distribution Plan Qualified Trustees. The Distribution Plan also requires that the Fund and MFD each provide the Trustees, and that the Trustees review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Distribution Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by a Majority Shareholder Vote of the shares of the class to which the Distribution Plan relates (“Designated Class”). The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the shares of the Designated Class of the Fund, or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees.

The distribution and service fees paid to MFD equal on an annual basis up to the following maximum percentages of average daily net assets of the class of the Fund (as applicable):

Class	Maximum Distribution Fee	Maximum Service Fee	Maximum Total Distribution and Service Fee
Class A	0.00%	0.25%	0.25%
Class B	0.75%	0.25%	1.00%
Class B1	0.75%	0.25%	1.00%
Class C	0.75%	0.25%	1.00%
Class 529A	0.00%	0.25%	0.25%
Class 529B	0.75%	0.25%	1.00%
Class 529C	0.75%	0.25%	1.00%
Class R1	0.75%	0.25%	1.00%
Class R2	0.25%	0.25%	0.50%
Class R3	0.00%	0.25%	0.25%

In certain circumstances, the fees described above may be wholly or partially waived, or do not apply to certain Funds. MFD has voluntarily agreed to rebate to the class a portion of each class’ 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to seed money of MFS or an affiliate.  Current distribution and service fees for the Fund are reflected under the caption “Description of Share Classes — Distribution and Service Fees” in the Prospectus.

Service Fees

The Distribution Plan provides that the Fund pay MFD a service fee as described above based on the average daily net assets attributable to the Designated Class (i.e., Class A, Class B, Class B1, Class C, Class 529A, Class 529B, Class 529C, Class R1, Class R2, or Class R3 shares), as applicable, annually.  MFD may, at its discretion, retain all or a portion of such payments or pay all or a portion of such payments to financial intermediaries. Service fees compensate MFD and/or financial intermediaries for shareholder servicing and account maintenance activities, including shareholder recordkeeping (including assisting in establishing and maintaining customer accounts and records), transaction processing (including assisting with purchase, redemption and exchange requests), shareholder reporting, arranging for bank wires, monitoring dividend payments from the Fund on behalf of customers, forwarding certain shareholder communications from the Fund to customers, corresponding with shareholders and customers regarding the Fund (including receiving and responding to inquiries and answering questions regarding the Fund), and aiding in maintaining the investment of their respective customers in the Fund. Financial intermediaries may from time to time be required to meet certain criteria established by MFD in order to receive service fees.

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Distribution Fees

The Distribution Plan provides that the Fund pay MFD a distribution fee as described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD’s obligations under its distribution agreement with the Fund. Distribution fees compensate MFD and/or financial intermediaries for their expenses in connection with the distribution of Fund shares, including commissions to financial intermediaries, printing prospectuses and reports used for sales purposes, the preparation and printing of sales literature, personnel, travel, office expense and equipment, payments made to wholesalers employed by MFD (employees may receive additional compensation if they meet certain targets for sales of the Fund), and other distribution-related expenses. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its Distribution Agreement with the Fund.

Distribution and Service Fees Paid to MFD

Payments made by the Fund under the Fund’s Distribution Plan for the Fund’s most recent fiscal year are set forth in APPENDIX I.

FINANCIAL INTERMEDIARY COMPENSATION

MFD and/or its affiliates may pay commissions, Rule 12b-1 distribution and service fees, and 529 administrative services fees (if applicable), shareholder servicing fees, and other payments to financial intermediaries that sell Fund shares as described in APPENDIX J.

INVESTMENT STRATEGIES, RISKS AND RESTRICTIONS

Set forth in APPENDIX K is a description of investment strategies which the Fund may generally use in pursuing its investment objectives and investment policies to the extent such strategies are consistent with its investment objective and investment policies, and a description of the risks associated with these investment strategies. Set forth in APPENDIX L is a description of investment restrictions to which the Fund is subject.

NET INCOME AND DISTRIBUTIONS

The Fund intends to distribute to its shareholders all or substantially all of its net investment income. The net investment income of the Fund consists of non-capital gain income less expenses. In addition, the Fund intends to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.

TAX CONSIDERATIONS

The following discussion is a brief summary of some of the important U.S. federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisers about the impact an investment in the Fund will have on their own tax situations.

Tax Treatment of the Fund

Federal Taxes — The Fund (even if it is a Fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a “regulated investment company” under Subchapter M of the Code.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid; generally, taxable ordinary income and the excess, if any, of the net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (i) the interests in which are traded on an established securities market or are readily tradable on a

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secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under section 7704(c)(2) of the Code.  In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, identification of the issuer (or issuers) of a particular Fund investment will depend on the terms and conditions of that investment.  In some cases, such identification may be uncertain under current law, and future Internal Revenue Service (“IRS”) guidance or an adverse determination by the IRS regarding issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test.  In the case of the Fund’s investment in loan participations, the Fund will treat both the entity from whom the loan participation is acquired and the borrower as an issuer for the purposes of meeting the diversification requirement described in paragraph (b) above.  Finally, for purposes of this diversification requirement, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

As a regulated investment company, the Fund will not be subject to any U.S. federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code.  The Fund’s foreign-source income, if any, may be subject to foreign withholding taxes, which could decrease the Fund’s return on the underlying investments.  Shareholders of the Fund should review “Taxation of Shareholders” below for further information regarding the tax implications of their investment in the Fund.

If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions or disposing of certain assets.  If the Fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a “regulated investment company” accorded special treatment for such year, the Fund would be subject to federal income tax on all of its taxable income at corporate rates, and Fund distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable as ordinary income to the shareholders.  Some portions of such distributions may be eligible for the dividends received deduction in case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below).  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a regulated investment company that is accorded special tax treatment.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain.  Any taxable income including any net capital gain retained by the Fund will generally be subject to tax at the Fund level at regular corporate rates.

If the Fund fails to distribute in a calendar year substantially all (at least 98%) of its ordinary income for such year and substantially all (at least 98.2%) of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts.    For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be taken into account after October 31 (or later if the Fund is permitted so to elect and so elects) are treated as arising on January 1 of the following calendar year. Also, for purposes of the excise tax, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year.  A dividend paid to shareholders by the Fund in January generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year.  The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income.  Instead, subject to certain limitations, the Fund may carry forward a net capital loss from any taxable year to offset capital gains, if any, realized during a subsequent taxable year.  If the Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term.  If the Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. The Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses.  This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. Capital loss carry forwards are reduced to the extent they offset current year net realized capital gains, whether the Fund retains or distributes such gains. See the Fund’s most recent annual shareholder report for the Fund’s available capital loss carryovers as of the end of its most recently ended fiscal year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (defined below), its taxable income and its earnings and profits, a regulated investment company may elect to treat any post-October capital loss (defined as any net capital loss, attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Massachusetts Taxes — As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

Taxation of Shareholders

Tax Treatment of Distributions — Shareholders of the Fund generally will have to pay federal income tax and any applicable non-U.S., state or local income taxes on the dividends and “Capital Gain Dividends” (as defined below) they receive from the Fund.  Except as described

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below, any distributions from ordinary income or from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares.

Qualified dividend income received by an individual will be taxed at the reduced rates applicable to net capital gains, provided holding period and other requirements are met.  In order for some portion of the Fund’s dividends to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the Fund shareholder must meet holding period and other requirements with respect to the Fund’s shares.  A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a non-U.S. corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a non-U.S. corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.  Payments in lieu of dividends, such as payments pursuant to securities lending arrangements, also do not qualify to be treated as qualified dividend income.

In general, a distribution of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.  If the qualified dividend income received by the Fund during any taxable year is 95% or more of its gross income for that taxable year, then 100% of the Fund’s dividends (other than Capital Gain Dividends), will be eligible to be treated as qualified dividend income.  For this purpose, in the case of a sale or other disposition by the Fund of stock or securities, the only gain included in the term “gross income” is the excess of net short-term capital gain from such sales or dispositions over the net long-term capital loss from such sales or dispositions.

Properly reported distributions of net capital gain (i.e., the excess of net long-term capital gain over the net short-term capital loss in each case determined with reference to any loss carryforwards) (“Capital Gain Dividends”), whether paid in cash or reinvested in additional shares, are taxable to shareholders for U.S. federal income tax purposes as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates, without regard to the length of time the shareholders have held their shares.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts.  The details of the implementation of this tax remain subject to future guidance.  For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains (other than exempt-interest dividends, defined below) as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares.  Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Any Fund dividend that is declared in October, November, or December of any calendar year, payable to shareholders of record in such a month and paid during the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.  The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution.  If you buy shares when a Fund has unrealized or realized but not yet distributed ordinary income or capital gains, you will pay full price for the shares and then receive a portion back as a taxable distribution even though such distribution may economically represent a return of your investment.

If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds issued on or before December 31, 2010, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund.  In such a case, shareholders must include in gross income (as interest) their proportionate share of the amount of those offsetting tax credits.  A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code.  Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

Capital Loss Carryforwards — Distributions from capital gains are generally made after applying any available capital loss carryforwards.  For details regarding capital loss carryforwards, please see “Tax Treatment of the Fund” above.  Additionally, the amounts and expiration dates, if any, of any capital loss carryforwards available to the Fund are shown in the notes to the financial statements for the Fund.

Dividends-Received Deduction —  In general, dividends of net investment income received by corporate shareholders of the Fund qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations, provided the shareholder otherwise qualifies for the deduction with respect to its holding of Fund shares.  Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments. Payments in lieu of dividends, such as payments pursuant to securities lending arrangements, generally will not qualify for the dividends received deduction.

Disposition of Shares — In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than 12 months, and otherwise as a short-term capital gain or loss.  However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares.  Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the wash-sale rules as

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described in the Code if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Shares Purchased Through Tax-Qualified Plans — Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.  Special tax rules apply to investments through such plans.  You should consult your tax adviser to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

U.S. Taxation of Non-U.S. Persons — Capital Gain Dividends and exempt-interest dividends, if any, generally will not be subject to withholding of U.S. federal income tax.  However, distributions properly reported as exempt-interest dividends may be subject to backup withholding, as discussed below.

In general, dividends other than Capital Gain Dividends and exempt-interest dividends, if any, paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “Non-U.S. Shareholder”) are subject to withholding of U.S federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are derived from income or gains (such as portfolio interest, short-term capital gains, or non-U.S.-source dividend and interest income) that, if paid to a Non-U.S. Shareholder directly, would not be subject to withholding.  However, effective for distributions with respect to taxable years of the Fund beginning before January 1, 2015, the Fund is not required to withhold any amounts with respect to (i) distributions (other than distributions to a Non-U.S. Shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. Shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain non-U.S. countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. Shareholder and the Non-U.S. Shareholder is a controlled non-U.S. corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual Non-U.S. Shareholder (an “interest-related dividend”), and (ii) distributions (other than (A) distributions to an individual Non-U.S. Shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses (a “short-term capital gain dividend”), in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders.  The Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so.  In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend.  The exemption from withholding for interest-related and short-term capital gain dividends has expired for distributions with respect to taxable years of the Fund beginning on or after January 1, 2015. It is currently unclear whether Congress will extend this exemption for distributions with respect to taxable years of the Fund beginning on or after January 1, 2015, or what the terms of such an extension would be, including whether such extension would have retroactive effect.  Non-U.S. persons should contact their intermediaries with respect to the application of these rules to their accounts.

If a beneficial holder who is a Non-U.S. Shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Special rules apply to distributions to Non-U.S. Shareholders from a Fund that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of the exceptions to the definition described below.  Additionally, special rules apply to the sale of shares in a Fund that is a USRPHC or former USRPHC.  Very generally, a USRPHC is a domestic corporation that holds U.S. real property interests (“USRPIs”) – USRPIs are defined as any interest in U.S. real property or any equity interest in a USRPHC or former USRPHC – the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets.  A Fund that holds (directly or indirectly) significant interests in REITs may be a USRPHC.  The special rules discussed below will also apply to distributions from a Fund that would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs, or, prior to January 1, 2015,  regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies.

If the Fund were a USRPHC or would be a USRPHC but for the exceptions from the definition of USRPI (described immediately above), any distributions by the Fund (including, in certain cases, distributions made by the Fund in redemption of its shares) that are attributable directly or indirectly to distributions received by the Fund from a lower-tier REIT that the Fund is required to treat as USRPIs gain in its hands, would retain their character as gains realized from USRPIs in the hands of the Fund’s Non-U.S. Shareholders.

In the hands of a Non-U.S. Shareholder that holds (or has held in the prior year) more than a 5% interest in the Fund, such amounts generally will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates.  Moreover, such shareholders generally will be required to file a U.S. income tax return for the year in which the gain was recognized and the Fund will be required to withhold 35% of the amount of such distribution.  In the case of all other Non-U.S. Shareholders (i.e., those whose interest in the Fund did not exceed 5% at any time during the prior year), the USRPI distribution generally will be treated as ordinary income (regardless of any reporting by the Fund that such distribution is a short-term capital gain dividend or a Capital Gain Dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such Non-U.S. Shareholder.  Prior to January 1, 2015, the special “look-through” rule discussed above for distributions by the Fund to foreign shareholders also applied to distributions attributable to (i) gains realized on the disposition of USRPIs by the Fund and (ii) distributions received by the Fund from a lower-tier regulated investment company that the Fund was required to treat as USRPI gain in its hands.  It is currently unclear whether Congress will extend these former “look-through” provisions to distributions made on or after January 1, 2015, and what the terms of any such extension would be, including whether any such extension would have retroactive effect.  Non-U.S. Shareholders of the Fund are also subject to “wash sale” rules to prevent the avoidance of the tax-filing and tax-payment obligations discussed above through the sale and repurchase of Fund shares.

In addition, if the Fund were a USRPHC or former USRPHC, the Fund typically would be required to withhold 10% of the amount realized in a redemption by a greater-than-5% Non-U.S. Shareholder, and that shareholder typically would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2015, such withholding generally was not required if the Fund was a domestically controlled USRPHC or, in certain limited cases, if the Fund (whether or not domestically controlled) held substantial investments in regulated investment companies that were domestically controlled USRPHCs.  The exemption has

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expired and such withholding is required, without regard to whether the Fund or any regulated investment company in which it invests is domestically controlled.  It is currently unclear whether Congress will extend this exemption for redemptions made on or after January 1, 2015, and what the terms of any such extension would be, including whether any such extension would have retroactive effect.

Under U.S. federal tax law, a beneficial holder of shares who is a Non-U.S. Shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares are USRPIs or the Capital Gain Dividends are USRPI distributions.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a Non-U.S. Shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form).  Non-U.S. Shareholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to non-U.S. partnerships and those holding Fund shares through non-U.S. partnerships.  Additional considerations may apply to non-U.S. trusts and estates.  Investors holding Fund shares through non-U.S. entities should consult their tax advisers about their particular situation.

A Non-U.S. Shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above. Non-U.S. investors in the Fund should consult their tax advisers with respect to the potential application of these rules.

Other Reporting and Withholding Requirements — Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government.  If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays after June 30, 2014 (or, in certain cases, after later dates), and 30% of the gross proceeds of Fund share sales, redemptions or exchanges and certain Capital Gain Dividends it pays after December 31, 2016.  If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to Non-U.S. Shareholders described above (e.g., Capital Gain Dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Backup Withholding — The Fund is also required in certain circumstances to apply backup withholding on taxable dividends, including Capital Gain Dividends, redemption proceeds and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Shareholder) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding.  The backup withholding rate is currently 28%.  Shareholders who are neither citizens nor residents of the United States may qualify for exemption from backup withholding and should consult their tax advisers in the regard.  The back-up withholding rules may also apply to distributions that are properly reported as exempt-interest dividends.

Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign Income Taxation of a Foreign Investor — Distributions received from the Fund by a foreign investor may also be subject to tax under the laws of the investor’s own jurisdiction.

State and Local Income Taxes: U.S. Government Securities — Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes.  The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest.  Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

Tax Shelter Reporting — Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Certain Investments — Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain inflation-adjusted debt instruments, certain stripped securities, and certain securities purchased at a market discount (including certain high yield debt obligations) will cause a Fund to recognize income prior to the receipt of cash payments with respect to those securities.  To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.  In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.  Such investments may also affect the character of income recognized by the Fund.

Investments in debt obligations that are at risk of, or in, default, present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether and, if so, to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income.  These and other related issues will be addressed by each Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium – the premium is amortizable over the remaining term of the bond.  In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond

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by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period.  In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

Any investment by the Fund in equity securities of real estate investment trusts qualifying as such under Subchapter M of the Code (“REITs”) may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes.  Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received.  To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.  Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a real estate mortgage investment conduit (“REMIC”) or an equity interest in a taxable mortgage pool (“TMP”) (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events.  This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly.  As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts (“CRTs”) (see below).

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a Non-U.S. Shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to income tax on such inclusions notwithstanding any exemption therefrom otherwise available under the Code.

Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the regulated investment company.  Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs.  Under legislation enacted in December 2006, a charitable remainder trust, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI.  Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a fund that recognizes “excess inclusion income.”  Rather, as described above, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes “excess inclusion income,” then the fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate.  The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear.  To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.  The Fund has not yet determined whether such an election will be made.  CRTs are urged to consult their tax advisers concerning the consequences of investing in the Fund.

The Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, short sales, swaps, straddles, foreign currencies, and related transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules) that may affect the amount, timing, and character of Fund income and distributions to shareholders.  For example, certain positions held by the Fund may be “Section 1256 contracts.” On the last business day of each taxable year, these positions will be marked to market (i.e., treated as if closed out on that day), and any gain or loss associated with such positions will be treated as 60% long-term and 40% short-term capital gain or loss (except that foreign currency gain or loss arising from Section 1256 contracts may be ordinary in character).  Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute “straddles” for federal income tax purposes.  The straddle rules may cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term capital losses into long-term capital losses and long-term capital gains into short-term capital gains.  Certain tax elections exist for straddles that may alter the effect with respect to these investments.  These rules can cause the Fund to recognize income for tax purposes prior to the receipt of cash payments with respect to the underlying investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund and additional taxable distributions to shareholders.  In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.  The Fund intends to limit its activities in options, futures contracts, forward contracts, short sales, and swaps and related transactions, as well as any commodity-related investments, to the extent necessary to meet the requirements for qualification and treatment as a regulated investment company under Subchapter M of the Code.

Certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income.  If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of

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the Fund’s remaining earnings and profits (including earnings and profits arising from any tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.  If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Special tax considerations apply with respect to any foreign investments by the Fund.  Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss.  The Code grants the Secretary of Treasury the right to issue tax regulations that would exclude income and gains from direct investments in foreign currencies from treatment as qualifying income for purposes of the qualifying income test for regulated investment companies described earlier, in cases where the foreign currency gains are not directly related to the company’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities).  If the Secretary of the Treasury were to issue such regulations, a Fund may need to change its investment practices in order to qualify as a regulated investment company.  In addition, there is a remote possibility that such regulations may be applied retroactively. Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company.  This tax cannot be eliminated by making distributions to Fund shareholders.  However, a Fund may elect to avoid the imposition of that tax.  For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC ‘s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC.  A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year.  Such gains and losses are treated as ordinary income and loss.  The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation.  Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.  Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”  Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.  Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source.  The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available.  It is not possible, however, to determine the Fund’s effective rate of foreign tax in advance, since the amount of the Fund’s assets to be invested within various countries is not known.

If more than 50% of the total assets of a Fund consists of direct investments in foreign securities at the close of its taxable year, the Fund may elect to “pass through” to its shareholders foreign income taxes paid by it.  In addition, a “qualified fund of funds” (a regulated investment company at least 50% of the total assets of which are represented by interests in other regulated investment companies (for purposes of this section, “Underlying Funds”) at the close of each quarter of its taxable year) will be permitted to make the same election in respect of foreign taxes paid by such Fund and by Underlying Funds that themselves make such an election. If the Fund so elects, shareholders will be required to treat their pro rata portions of qualified taxes paid by the Fund, and, in the case of a qualified fund of funds, paid by the Underlying Funds, to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code, as part of the amounts distributed to them by the Fund, and thus to include those portions in their gross income for federal income tax purposes in the year the foreign income tax was paid.  Provided certain conditions are met and subject to limitation, a shareholder who includes such foreign income taxes paid by the Fund in its gross income may be able to claim a credit or deduction.  No deduction will be permitted for individuals in computing their alternative minimum tax liability.  Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. If the Fund is not eligible, or does not elect, to “pass through” to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.  In addition, investments in certain foreign securities (including fixed income securities and derivatives) denominated in foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing, amount, or character of the Fund’s distributions.

Tax-Exempt Distributions — The portion, if any, of the Fund’s distributions of net investment income that is reported by the Fund as an “exempt-interest dividend’ under the Code will generally be exempt from federal income tax in the hands of shareholders if the Fund qualifies as a “qualified fund of funds” (defined above), but may be treated as an item of tax preference for shareholders under the federal alternative minimum tax and may be subject to state and local taxes; further, all exempt-interest dividends will increase a corporate shareholder’s alternative minimum tax.  Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

Commodity-Related Investments by MFS Commodity Strategy Fund — The Fund’s direct or indirect investments in commodity-linked derivatives can be limited by the Fund’s intention to qualify as a regulated investment company, and can limit the Fund’s ability to so qualify. Income and gains from certain commodity-linked investments do not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The Fund has obtained a private letter ruling from the IRS confirming that income and gain produced by certain commodity-linked notes constitutes qualifying income to the Fund.  The Fund has also obtained a private letter ruling from the IRS confirming that income from the Fund’s investment in the Subsidiary constitutes qualifying income to the Fund. The tax treatment of certain other commodity-linked investments, including exchange-traded notes and certain structured notes is not certain, in particular with respect to whether income or gains from such investments constitute qualifying income to a regulated investment company. If the Fund were to treat income or gain from a particular investment as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the Fund level.

A U.S. person, such as the Fund, who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. The Fund will be a U.S. Shareholder and the Subsidiary will be a CFC. As a U.S. Shareholder, the

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Fund is required to include in gross income for U.S. federal income tax purposes for each taxable year of the Fund its pro rata share of its CFC’s “subpart F income” for the CFC’s taxable year ending within the Fund’s taxable year, whether or not such income is actually distributed by the CFC, provided that the foreign corporation has been a CFC for at least 30 uninterrupted days in its taxable year. Subpart F income generally includes interest, OID, dividends, net gains from transactions in commodity-linked derivatives and from the disposition of stocks or securities, receipts with respect to securities loans, and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent the Subsidiary recognizes subpart F income in excess of actual cash distributions to the Fund, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.  The Fund’s recognition of any subpart F income from an investment in any Subsidiary treated as a CFC will increase the Fund’s tax basis in such Subsidiary.  Distributions by any Subsidiary treated as a CFC to the Fund, including a redemption of such Subsidiary’s shares, will be tax free to the extent of any such Subsidiary’s previously undistributed subpart F income, and will correspondingly reduce the Fund’s tax basis in any such Subsidiary, and any distributions in excess of the Fund’s tax basis in any such Subsidiary will be treated as realized gain.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

For the purposes of this section, all references to “Adviser” shall include UBS with respect to the portion of the MFS Global Alternative Strategy Fund for which UBS provides investment advisory services.

Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser or any subsidiary of the Adviser in a similar capacity.

The Adviser places all Fund orders for the purchase or sale of securities with the primary objective of seeking to obtain the best price and execution from responsible broker/dealers at competitive rates. The Adviser seeks to deal with broker/dealers that can meet a high standard of quality regarding execution services. The Adviser may also place value on a broker/dealer’s ability to provide useful research assistance. The Adviser takes into account all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market of the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker/dealer involved; the willingness of the broker/dealer to commit capital; the need for anonymity in the market; and the quality of services rendered by the broker/dealer in other transactions, including the quality of the broker/dealer’s research.

In certain circumstances, such as a buy-in for failure to deliver, the Adviser is not able to select the broker/dealer who will transact to cover the failure.  For example, if the Fund sells a security short and is unable to deliver the securities sold short, the broker/dealer through whom the Fund sold short must deliver securities purchased for cash, i.e., effect a buy-in, unless it knows that the Fund either is in the process of forwarding the securities to the broker/dealer or will do so as soon as possible without undue inconvenience or expense.  Similarly, there can also be a failure to deliver in a long transaction and a resulting buy-in by the broker/dealer through whom the securities were sold.  If the broker/dealer effects a buy-in, the Adviser will be unable to control the trading techniques, methods, venues or any other aspect of the trade used by the broker/dealer.

Commission rates vary depending upon trading techniques, methods, venues and broker/dealers selected as well as the market(s) in which the security is traded and its relative liquidity.  As noted above, the Adviser may utilize numerous broker/dealers and trading venues and strategies in order to seek the best execution for client transactions.  The Adviser periodically and systematically reviews the performance of the broker/dealers that execute Fund transactions, including the commission rates paid to broker/dealers by considering the value and quality of brokerage and research services provided.  The quality of a broker/dealer’s services is measured by analyzing various factors that could affect the execution of trades.  These factors include the ability to execute trades with a minimum of market impact, the speed and efficiency of executions, electronic trading capabilities, adequacy of capital, research provided to the adviser, and accommodation of the adviser’s special needs.  The Adviser may employ outside vendors to provide reports on the quality of broker/dealer executions.

In the case of securities traded in the over-the-counter market, portfolio transactions may be effected either on an agency basis, which involves the payment of negotiated brokerage commissions to the broker/dealer, including electronic communication networks, or on a principal basis at net prices without commissions, but which include compensation to the broker/dealer in the form of a mark-up or mark-down, depending on where the Adviser believes best execution is available. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are, in effect, recaptured by the Fund.

In allocating brokerage, the Adviser may take into consideration the receipt of research and brokerage services, consistent with its obligation to seek best price and execution for Fund transactions. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), the Adviser may cause the Fund to pay a broker/dealer which provides “brokerage and research services” (as defined by the Securities Exchange Act of 1934, as amended) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker/dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the effecting broker/dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the Fund and its other clients. “Commissions,” as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, markdowns, commission equivalents and other fees received by dealers in riskless principal transactions placed in the NASDAQ market.

The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) or required in connection therewith by applicable rules. Such services (“Research”) includes statistical, research, and other factual information or services such as: investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio

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modeling strategies; and economic research services, such as publications, chart services, and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations. Such brokerage and research services are provided to the Adviser for no consideration other than brokerage or underwriting commissions. In determining whether a service or product qualifies as “brokerage and research services,” the Adviser evaluates whether the service or product provides lawful and appropriate assistance to the Adviser in carrying out its investment decision-making responsibilities. It is often not possible to place a dollar value on the brokerage and research services the Adviser receives from brokers. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions is based primarily on the professional opinions of the persons responsible for the placement and review of such transactions.

MFS has entered into Client Commission Agreements with broker/dealers that are involved from time to time in executing, clearing or settling securities transactions on behalf of the Fund (“Executing Brokers”) which provide for the Executing Brokers to pay a portion of the Commissions paid by the Fund for securities transactions (“Pooled Commissions”) to providers of Research (“Research Providers”). Such Research Providers produce Research for the benefit of MFS.

Because a Research Provider may play no role in executing client securities transactions, any Research prepared by that Research Provider may constitute third party research. MFS may use brokerage commissions, including Pooled Commissions, from the Fund’s portfolio transactions to acquire Research, subject to the procedures and limitations described in this discussion.

From time to time, MFS prepares a list of Research Providers that have been deemed by MFS to provide valuable Research (“Research Firms”) as determined periodically by MFS’ investment staff (“Research Votes”). Executing Brokers are eligible to be included in the list of Research Firms. All trades with Research Firms will be effected in accordance with MFS’ obligation to seek best execution for its client accounts. MFS uses a Research Vote as a guide for allocating Pooled Commissions. Compensation for Research may also be made pursuant to commissions paid on trades (“Trade Commissions”) executed by a Research Provider who is registered as a broker/dealer (“Broker Provider”). Under normal circumstances, Executing Brokers are compensated for Research solely through Trade Commissions. To the extent that payments for Research to a Broker Provider other than an Executing Broker are made pursuant to Trade Commissions, MFS will reduce the amount of Pooled Commissions to be paid to that Broker Provider for its Research. However, MFS will reduce the amount of Pooled Commissions to be paid to that Broker Provider by less than the full amount of Trade Commissions paid to that Broker Provider. Research Votes are also used as a guide for allocating cash payments, if any, made by MFS from its own resources and Pooled Commissions to Research Firms that are not Broker Providers.  Neither MFS nor the Fund have an obligation to any Research Firm if the amount of Trade Commissions and Pooled Commissions paid to the Research Firm is less than the applicable non-binding target.  MFS reserves the right to pay cash to the Research Firm from its own resources in an amount MFS determines in its discretion.

If the Adviser determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), the Adviser may allocate the costs of such service or product accordingly in its reasonable discretion. MFS will allocate Trade Commissions and Pooled Commissions to Research Firms only for the portion of the service or product that MFS determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

In effecting portfolio transactions on behalf of the Fund and the Adviser’s other clients, the Adviser from time to time may instruct the broker/dealer that executes a transaction to allocate, or “step out,” a portion of such transaction to another broker/dealer. The broker/dealer to which the Adviser has “stepped out” would then settle and complete the designated portion of the transaction, and the executing broker/dealer would settle and complete the remaining portion of the transaction that has not been “stepped out.” Each broker/dealer may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

The advisory fee paid by the Fund to the Adviser is not reduced as a consequence of the Adviser’s receipt of Research. To the extent the Fund’s portfolio transactions are used to obtain Research, the brokerage commissions paid by the Fund might exceed those that might otherwise be paid for execution only. The Research received may be useful and of value to the Adviser or its affiliates in serving both the Fund and other clients of the Adviser or its affiliates; accordingly, not all of the Research provided by broker/dealers through which the Fund effect securities transactions may be used by the Adviser in connection with the Fund. The Adviser, through the use of the Research, avoids the additional expenses that it would incur if it attempted to develop comparable information through its own staff or if it purchased such Research with its own resources.

Brokerage commissions paid by the Fund for certain specified periods, brokerage commissions paid to UBS AG (an affiliate of the sub-adviser), information concerning purchases by the Fund of securities issued by its regular broker/dealers for its most recent fiscal year, and information concerning the amount of transactions and related commissions to broker/dealer firms that MFS has determined provide valuable research for the Fund’s most recent fiscal year, are set forth in APPENDIX M.

The MFS Emerging Markets Debt Local Currency Fund’s portfolio turnover rate was 28% for the fiscal year ended October 31, 2014, and 116% for the fiscal year ended July 31, 2014. The decrease in the Fund’s portfolio turnover rate was due primarily to a change in the Fund’s fiscal year end from July 31 to October 31, where portfolio turnover for the fiscal year ended October 31, 2014, reflects activity for the three month period commencing August 1, 2014.

The MFS Global Alternative Strategy Fund’s portfolio turnover rate was 44% for the fiscal year ended October 31, 2013, and 94% for the fiscal year ended October 31, 2014. The increase in the Fund’s portfolio turnover rate was due, in large part, to changes made during the fiscal year to the Fund’s weightings and strategies that MFS employs when making individual security selection for the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS AND OTHER FUND INFORMATION

The Fund may from time to time make available to the public information about the Fund on mfs.com, Facebook, Twitter, YouTube, LinkedIn, and/or other social media.

The Fund has established a policy governing the disclosure of its portfolio holdings that is reasonably designed to protect the confidentiality of the Fund’s non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Fund’s Board has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS’

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general counsel or a senior member of the MFS legal department acting under the supervision of MFS’ general counsel (an “Authorized Person”).

Neither MFS nor the Fund nor, if applicable, a sub-adviser, will receive any compensation or other consideration in connection with its disclosure of Fund portfolio holdings.

Public Disclosure of Portfolio Holdings

In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, the Fund may make its portfolio holdings publicly available on the MFS Web site in such scope and form and with such frequency as MFS reasonably determines and as described in the Fund’s Prospectus.

Holdings also include short positions, if any. For certain MFS Funds that invest in other MFS Funds (other than money market funds), the top 10 holdings and full holdings are aggregated holdings, including fund holdings and the holdings of non-money market funds in which the fund invests. With respect to MFS Commodity Strategy Fund, top 10 holdings and full holdings are aggregated holdings including fund holdings and the holdings of the Subsidiary. Portfolio holdings are determined based on the equivalent exposure of holdings. The equivalent exposure of a holding is a calculated amount that approximates the market value of an underlying asset that is expected to have the same impact on performance as the holding. The equivalent exposure of a derivative may be different than the market value of the derivative. For most other holdings, the equivalent exposure is the same as the market value of the holding. If approved by an Authorized Person, the Fund may from time to time make available on the MFS Web site and/or in a press release, information about the holdings of the Fund in a particular investment or investments as of a current date, including the equivalent exposure of such holding or holdings.

Note that the Fund or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will generally remain available on the Web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

Certain registered investment companies that are advised by MFS and registered investment companies that are sub-advised by MFS or its affiliates are subject to different portfolio holdings disclosure policies that may permit public disclosure of portfolio holdings information in different forms and at different times, including disclosure of certain portfolio holdings each business day. In addition, separate account and unregistered product clients of MFS or its affiliates have same day access to their portfolio holdings, and prospective clients and their advisers have access to representative portfolio holdings and may grant same day access to these portfolio holdings to their clients, their investors, and/or to one or more affiliated and unaffiliated service providers.  In addition, information about non-public portfolio holdings information attributable to other accounts managed or advised by MFS or its affiliates may be made available to one or more affiliated or unaffiliated service providers to those accounts. Some of these registered investment companies, sub-advised funds, separate accounts, unregistered products, and other accounts, all advised or sub-advised by MFS or its affiliates, have substantially similar, or in some cases nearly identical, portfolio holdings to certain MFS Funds (“Similarly Managed Investment Products”). A Similarly Managed Investment Product is not subject to the portfolio holdings disclosure policies of the Fund to which it is similar and may disclose its similar or nearly identical portfolio holdings information in different forms and at different times than such Fund.

The Fund’s portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information; (b) the day after the Fund makes such information available on its Web site (assuming that it discloses in its Prospectus that such information is available on its Web site); or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

Disclosure of Non-Public Portfolio Holdings

The Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation.  In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. Such agreements may not be required in circumstances such as where portfolio securities are disclosed to broker/dealers to obtain bids/prices or in interviews with the media. MFS will use reasonable efforts to monitor a recipient’s use of non-public portfolio holdings provided under these agreements by means that may include contractual provisions, notices reminding a recipient of their obligations or other commercially reasonable means. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS or its affiliates, or to the disclosure of portfolio holdings as may be required by applicable law, rules, or regulations.

With respect to non-public portfolio holdings provided to employees of MFS or its subsidiaries, employees of MFS and its subsidiaries are subject to corporate policies which prohibit use of portfolio holdings information for personal benefit or to benefit others.

In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of the Fund’s shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the Fund, on the other hand, the Authorized Person must inform MFS’ conflicts officer of such potential conflict, and MFS’ conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the Fund’s Chief Compliance Officer and the Board of the Fund. MFS also reports to the Board of the Fund regarding the disclosure of information regarding the Fund that is not publicly available.

Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

Employees of MFS or MFD or, if applicable, a sub-adviser,  (collectively “Fund representatives”) disclose non-public portfolio holdings in connection with the day-to-day operations and management of the Fund. Full portfolio holdings are disclosed to the Fund’s custodian, independent registered accounting firm, financial printers, regulatory authorities, and stock exchanges and other listing organizations. Portfolio holdings are disclosed to the Fund’s pricing service vendors and broker/dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with Fund operations, including accounting, compliance support, and pricing. Portfolio holdings may also be disclosed to persons assisting the Fund in

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the voting of proxies or in connection with litigation relating to Fund portfolio holdings. In connection with managing the Fund, MFS or, if applicable, a sub-adviser, may use analytical systems provided by third parties who may have access to Fund portfolio holdings.

Non-public portfolio holdings may be disclosed in connection with other activities, such as to participants in in-kind purchases and redemptions of Fund shares, to service providers facilitating the distribution or analysis of portfolio holdings, and in other circumstances not described above. All such disclosures are subject to compliance with the applicable disclosure standards.

In addition, subject to such disclosure not being impermissible under applicable law or regulation, Fund representatives may disclose Fund portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

Fund representatives may provide oral or written information (“portfolio commentary”) about the Fund, including how the Fund’s investments are divided among various sectors, industries, countries, value and growth stocks, small, mid, and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons, and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Fund representatives may also express their views orally or in writing on one or more of the Fund’s portfolio holdings or may state that the Fund has recently purchased or sold one or more holdings.

Fund representatives may also provide oral or written information (“statistical information”) about various financial characteristics of the Fund or its underlying portfolio securities including alpha, beta, coefficient of determination, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average credit quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics.

The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Fund, persons considering investing in the Fund, or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

Ongoing Arrangements To Make Non-Public Portfolio Holdings Available

With authorization from an Authorized Person consistent with “Disclosure of Non-Public Portfolio Holdings” above, Fund representatives may disclose non-public Fund portfolio holdings to the recipients identified on APPENDIX N or permit the recipients identified in APPENDIX N to have access to non-public Fund portfolio holdings, on an ongoing basis.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of shares of the Fund is determined each day during which the New York Stock Exchange (the “Exchange”) is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year’s Day; Martin Luther King Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day, and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4 p.m., Eastern time) by deducting the amount of the liabilities attributable to the class (or if no classes, to the Fund) from the value of the assets attributable to the class (or if no classes, to the Fund) and dividing the difference by the number of Fund shares outstanding for that class (or if no classes, for that Fund). In accordance with regulations for regulated investment companies and except for money market funds, changes in portfolio holdings and number of shares outstanding are generally reflected in a Fund’s net asset value the next business day after such change.

Open-end investment companies are generally valued at their net asset value per share.  The underlying investments of open-end investment companies managed by the Adviser are valued as described below.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities for which there were no sales reported that day are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded.

Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service.

Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.

Exchange-traded options generally are valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service.

Futures contracts generally are valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded.

Forward foreign currency exchange contracts generally are valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods.

Swaps generally are valued at valuations provided by a third-party pricing service.

Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation.

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Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

SHAREHOLDER SERVICES

Investment and Withdrawal Programs

The Fund makes available certain programs designed to enable shareholders to add to or withdraw from their investment with applicable sales charges reduced or waived. These programs are generally described in the Prospectus and additional details regarding certain of these programs are set forth below. These programs or waivers may be changed or discontinued by the Fund at any time without notice. Some of these programs and waivers may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans, or certain accounts that you maintain with your financial intermediary. You or your financial intermediary must inform MFSC of your intention to invest in the Fund under one of the programs below upon purchasing Fund shares. You can provide this information in your account or service application.

Letter of Intent. Out of the shareholder’s initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder’s name. All distributions on escrowed shares will be paid to the shareholder or to the shareholder’s order. At the end of the 13-month period or 36-month period, as applicable, the shareholder will be notified, the escrowed shares will be released, and the Letter of Intent will be terminated.

If the intended minimum investment amount is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to pay the higher sales charge level for the amount actually purchased. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Service Application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

Systematic Withdrawal Plan (“SWP”). To initiate this service, shares having an aggregate value of at least $5,000 in your account in the Fund must be held on deposit by, or certificates for such shares must be deposited with, MFSC. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP). Any SWP may be terminated at any time by either the shareholder or the Fund.

Group Purchases. A bona fide group and all its members may be treated at MFD’s discretion as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent), obtain quantity sales charge discounts on the purchase of Class A, Class A1, or 529A shares if the group (1) gives its endorsement or authorization to the investment program so that it may be used by the financial intermediary to facilitate solicitation of the membership, thus effecting economies of the sales efforts; (2) has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or financial intermediary, clients of an investment adviser, or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the Funds upon the request of MFD.

Exchange Privilege

If you exchange your shares out of MFS U.S. Government Money Market Fund into Class A shares of any other Fund, or if you exchange your shares out of MFS U.S. Government Cash Reserve Fund into Class A shares or Class 529A shares of any other Fund, you will pay the initial sales charge, if applicable, if you have not already paid this charge on these shares. You will not pay the charge if:

•                  the shares exchanged from either Fund were acquired by an exchange from any other Fund;

•                  the shares exchanged from either Fund were acquired by automatic investment of distributions from any other Fund; or

•                  the shares being exchanged would have, at the time of purchase, been eligible for purchase at net asset value had you invested directly in the Fund into which the exchange is being made.

No more than ten exchanges may be made in any one exchange request by telephone.

DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES

The Trust’s Declaration of Trust, as amended or amended and restated from time to time, permits the Trust’s Board to issue an unlimited number of full and fractional shares of beneficial interest (without par value) of each series, to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series, and to divide such shares into classes. The Board has reserved the right to create and issue additional series and classes of shares.

Each shareholder of the Fund or class is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) of such Fund or class, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when a particular matter affects only shareholders of a particular class or series or when applicable law requires shareholders to vote separately by series or class.

Except in limited circumstances, the Board may, without any shareholder vote, amend or otherwise supplement the Trust’s Declaration of Trust.  Each Trust except MFS Series Trust XV, or any series or class thereof, may merge or consolidate or may sell, lease, or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by a Majority Shareholder Vote of the class, series, or trust, as applicable. MFS Series Trust XV, or any series or class of MFS Series Trust XV, may merge or consolidate or may sell, lease, or exchange all or substantially all of its assets with or without any shareholder vote to the extent permitted by law.  The Trust, or any series or class, may reincorporate or reorganize without any shareholder vote. The Trust, any series of the Trust, or any class of any series, may be

19

terminated at any time:  1) by a Majority Shareholder Vote; or 2) by the Board by written notice to the shareholders of the Trust, any series of the Trust, or any class of any series.

In the event of a liquidation of a Fund, shareholders of each class of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders.  Shares of a Fund have no preemptive rights and have dividend and conversion rights (if any) as described in the Prospectus for the Fund.

The Board may cause a shareholder’s shares to be redeemed for any reason under terms set by the Board, including, 1) to protect the tax status of a Fund, 2) the failure of a shareholder to provide a tax identification number if required to do so, 3) the failure of a shareholder to pay when due for the purchase of shares issued to the shareholder, 4) in order to eliminate accounts whose values are less than a minimum amount established by the Board, 5) the failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, and 6) to eliminate ownership of shares by a particular shareholder when the Board determine that the particular shareholder’s ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of an alleged market timer).

Under the Trust’s Declaration of Trust, the Fund may convert to a master/feeder structure or a fund-of-funds structure without shareholder approval. In a master/feeder structure, a Fund invests all of its assets in another investment company with similar investment objectives and policies. In a fund-of-funds structure, a Fund invests all or a portion of its assets in multiple investment companies.

The Trust is an entity commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance for the protection of the Trust and its shareholders and the Board, officers, employees, and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Trust’s Declaration of Trust further provides that obligations of the Trust are not binding upon the Board individually but only upon the property of the Trust, and that the Board will not be liable for any action or failure to act, but nothing in the Trust’s Declaration of Trust or other agreement with a Trustee protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Trust’s Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Board bring such suit unless there would be irreparable injury to the Fund or if a majority of the Board (or a majority of the Board on any committee established to consider the merits of such action) have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of Funds with the same or an affiliated investment adviser or distributor.

The Trust’s Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Trust’s Declaration of Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as the independent registered public accounting firm for MFS Emerging Markets Debt Local Currency Fund, MFS Equity Opportunities Fund, MFS Global Equity Fund, MFS Global Total Return Fund, MFS Strategic Income Fund, and MFS Utilities Fund, providing audit services, tax return review, and other related services and assistance in connection with various SEC filings.

Each such Fund’s Financial Statements and Financial Highlights for the fiscal year ended October 31, 2014, are incorporated by reference into this SAI from the Fund’s Annual Report to shareholders and have been audited by Ernst & Young LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm, given upon their authority as experts in accounting and auditing.

Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, serves as the independent registered public accounting firm for MFS Commodity Strategy Fund, MFS Global Alternative Strategy Fund, MFS Global Growth Fund, and MFS Inflation-Adjusted Bond Fund, providing audit services, tax return review, and other related services and assistance in connection with various SEC filings.

Each such Fund’s Financial Statements and Financial Highlights for the fiscal year ended October 31, 2014, are incorporated by reference into this SAI from the Fund’s Annual Report to shareholders and have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm, given upon their authority as experts in accounting and auditing.

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APPENDIX A - TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

TRUSTEES

Name, Age	Position(s) Held with Fund	Trustee Since(1)	Number of MFS Funds Overseen by the Trustee(2)	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years(3)
INTERESTED TRUSTEES

Robert J. Manning(4) age 51	Trustee	February 2004	135	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)

Robin A. Stelmach(4) age 53	Trustee and President	January 2014	135	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer

INDEPENDENT TRUSTEES

David H. Gunning age 72	Trustee and Chair of Trustees	January 2004	135	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller age 63	Trustee	February 2014	135

Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until December 31, 2014); BlackRock, Inc. (investment management), Managing Director (until 2014); BlackRock Finco, UK (investment management), Director (until 2014)

Robert E. Butler age 73	Trustee	January 2006	135	Consultant – investment company industry regulatory and compliance matters

Maureen R. Goldfarb age 59	Trustee	January 2009	135	Private investor

William R. Gutow age 73	Trustee	December 1993	135	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Name, Age	Position(s) Held with Fund	Trustee Since(1)	Number of MFS Funds Overseen by the Trustee(2)	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years(3)
Michael Hegarty age 70	Trustee	December 2004	135	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh age 60	Trustee	January 2009	135	Private investor

Maryanne L. Roepke age 58	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)

Laurie J. Thomsen age 57	Trustee	March 2005	135	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek age 73	Trustee	January 2006	135	Consultant to investment company industry

OFFICERS

Name, Age	Position(s) Held with Fund	Officer Since(1)	Number of MFS Funds for which the Person is an Officer(2)	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years(3)
Christopher R. Bohane(4) age 41	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino P. Clark(4) age 46	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

Thomas H. Connors(4) age 55	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas, Inc. (financial service provider), Director and Senior Counsel (until 2012)

Ethan D. Corey(4) age 51	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Name, Age	Position(s) Held with Fund	Officer Since(1)	Number of MFS Funds for which the Person is an Officer(2)	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years(3)
David L. DiLorenzo(4) age 46	Treasurer	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Timothy M. Fagan (4) Age 46	Chief Compliance Officer	November 2014	135	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)

Brian E. Langenfeld(4) age 41	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Susan S. Newton(4) age 64	Assistant Secretary and Assistant Clerk	May 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira(4) age 44	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips(4) age 44	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company; Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)

Mark N. Polebaum(4) age 62	Secretary and Clerk	January 2006	135	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary

Matthew A. Stowe(4) age 40	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Frank L. Tarantino age 70	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel(4) age 44	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

James O. Yost(4) age 54	Deputy Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(1)             Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee and Officer has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee.  Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the MFS Funds.  Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(2)             Unless otherwise noted, as of January 1, 2015, the Trustees/Officers served as board members or officers, respectively, of the 135 funds within the MFS Funds.

(3)             Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(4)       “Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve.  The current members of the Board have joined the Board at different points in time since 1993.  Generally, no one factor was decisive in the original selection of an individual to join the Board.  Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee of the Trusts.  Following is a summary of each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board:

Steven E. Buller, CPA

Mr. Buller has substantial accounting, investment management, and executive experience at firms within the investment management industry.  Mr. Buller was the Chief Financial Officer of BlackRock, Inc. (“BlackRock”), where he oversaw BlackRock’s tax department, internal audit and control functions, and the global corporate and investment company accounting policy. Prior to joining BlackRock, Mr. Buller was an auditor at Ernst & Young LLP for over 30 years, where he served as Global Director of Asset Management and as the audit partner for various investment company complexes.  Mr. Buller is chairman of the Financial Accounting Standards Advisory Council and was a member of the Standing Advisory Group of the Public Company Accounting Oversight Board until December 31, 2014.  He has also served on the boards of BlackRock Finco UK, a privately-held company, and Person-to-Person, a community service organization.

Robert E. Butler, CPA

Mr. Butler has substantial accounting and compliance consulting experience for clients in the investment management industry.  Mr. Butler was a partner at PricewaterhouseCoopers LLP (“PWC”) (including its predecessor firms) for 25 years, and led the firm’s National Regulatory Compliance Consulting Group, specializing in compliance consulting for investment management clients, including mutual funds and investment advisers.  During his tenure at PWC, he served for ten years as a consultant to the independent directors/trustees for two major fund groups during their contract deliberation processes.  He also conducted branch reviews of insurance broker/dealers selling variable products.  Since retiring from PWC, Mr. Butler has worked as a consultant to mutual fund boards and investment advisers on regulatory and compliance matters.  He has served as, or assisted, the Independent Compliance Consultant in conjunction with the implementation of SEC market timing orders at three major fund groups.

Maureen R. Goldfarb

Ms. Goldfarb has substantial executive and board experience at firms within the investment management industry.  She was the Chief Executive Officer and Chairman of the Board of Trustees of the John Hancock Funds and an Executive Vice President of John Hancock Financial Services, Inc.  Prior to joining John Hancock, Ms. Goldfarb was a Senior Vice President with Massachusetts Mutual Life Insurance Company.  She also held various marketing, distribution, and portfolio management positions with other investment management firms.  Ms. Goldfarb is a former member of the Board of Governors of the Investment Company Institute.

David H. Gunning

Mr. Gunning has substantial executive and board experience at publicly-traded and privately-held companies, including past service as the Vice Chairman and a director of Cleveland-Cliffs Inc. (now Cliffs Natural Resources Inc.), a director of Lincoln Electronic Holdings, Inc., and a director of Southwest Gas Corp.  He is the former Chairman and Chief Executive Officer of Capitol American Financial Corp.  Mr. Gunning is also a former partner and head of the corporate department of Jones Day, a large international law firm.

William R. Gutow

Mr. Gutow is the Vice Chairman of Capitol Entertainment Management Company.  He has substantial senior executive experience at a publicly-traded company and various privately held companies as well as board experience at privately held companies and non-profits.  Mr. Gutow served as the Senior Vice President of Real Estate and Property Development for Zale Corporation.  Mr. Gutow has substantial investment company board experience, having served on boards of trustees responsible for oversight of funds in the MFS Funds for over 18 years.

Michael Hegarty

Mr. Hegarty has substantial senior executive and board experience at firms within the financial services industry, as well as board experience at publicly-traded and privately held companies.  He served as the Vice Chairman and Chief Operating Officer of AXA Financial and as the President and Chief Operating Officer of The Equitable Life Assurance Society.  Mr. Hegarty also served as Vice Chairman of Chase Manhattan Corporation and Chemical Bank.  He is a former director of AllianceBernstein, which serves as the general partner of a publicly-traded investment adviser, and a former trustee of investment companies in the EQ Advisers Trust family of funds.

John P. Kavanaugh

Mr. Kavanaugh has substantial executive, investment management, and board experience at firms within the investment management and mutual fund industry. He was the Chief Investment Officer of The Hanover Insurance Group, Inc., and the

President and Chairman of Opus Investment Management, Inc., an investment adviser. Mr. Kavanaugh held research and portfolio management positions with Allmerica Financial and PruCapital, Inc. He is a Chartered Financial Analyst and currently serves on the board of the Independent Directors Council, a unit of the Investment Company Institute which serves the mutual fund independent director community.

Robert J. Manning

Mr. Manning is Chairman and Co-Chief Executive Officer of MFS (the Funds’ investment adviser) and in this capacity heads its Board of Directors. He has substantial executive and investment management experience, having worked for MFS for 30 years.

Maryanne L. Roepke

Ms. Roepke has substantial executive and compliance experience within the investment management industry.  She was a Senior Vice President and the Chief Compliance Officer of American Century Investments, Inc. (“American Century”), where she worked for over 30 years. Ms. Roepke served on the board of the American Century SICAV, a mutual fund complex. She currently is a trustee of Rockhurst University. She is a former member of the Investment Company Institute’s Chief Compliance Officer Committee and Risk Management Advisory Committee.

Robin A. Stelmach

Ms. Stelmach is Executive Vice President and Chief Operating Officer of MFS (the Funds’ investment adviser). She oversees the company’s Global Investment Technology and Global Investment & Client Support departments, as well as the MFS Service Center. She is also a member of the company’s Management Committee. Prior to MFS, Ms. Stelmach spent four years as Chief Accountant and Divisional Controller for ASA International, Ltd.

Laurie J. Thomsen

Ms. Thomsen has substantial venture capital financing experience, as well as board experience at publicly-traded and privately-held companies.  Ms. Thomsen was a co-founding General Partner of Prism Venture Partners, a venture capital firm investing in healthcare and technology companies, and served as an Executive Partner of New Profit, Inc., a venture philanthropy firm.  Prior to that, she was a General Partner at Harbourvest Partners, a venture capital firm.  Ms. Thomsen is a director of The Travelers Companies, Inc. and a trustee of Williams College.

Robert W. Uek

Mr. Uek has substantial accounting and consulting experience for clients in the investment management industry.  Mr. Uek was a Partner in the investment management industry group of PWC, and was the chair of the global investment management industry group for Coopers & Lybrand.  He also has served as a consultant to mutual fund boards.  Mr. Uek previously served on the boards of trustees of investment companies in the TT International family of funds and Hillview Capital family of funds.  Mr. Uek is a former Chairman and Board Member of the Independent Directors Council, a unit of the Investment Company Institute, which serves the mutual fund independent director community in the U.S. Mr. Uek is also a former Board Member and Executive Committee Member of the Board of Governors of the Investment Company Institute.

Each Trustee (except Mses. Stelmach and Roepke and Mr. Buller) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek, and Mses. Thomsen and Roepke, are members of the Trust’s Audit Committee.

Each of the Trust’s Trustees and Officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

APPENDIX B - TRUSTEE COMPENSATION AND COMMITTEES

The Fund pays the Independent Trustees an annual fee plus a fee for each meeting attended. In addition, the Independent Trustees are reimbursed for their out-of-pocket expenses.

Trustee Compensation Table

	Name and Position
	Interested Trustees		Independent Trustees
Aggregate Compensation Paid by Fund	Robert J. Manning	Robin A. Stelmach[1]	Steven E. Buller[2]	Robert E. Butler	Maureen R. Goldfarb	David H. Gunning	William R. Gutow	Michael Hegarty	John P. Kavanaugh	Maryanne L. Roepke[3]	J. Dale Sherratt[4]		Laurie J. Thomsen	Robert W. Uek

MFS Commodity Strategy Fund[5]	Not Applicable	Not Applicable	$580	$598	$596	$681	$580	$596	$582	$582	$0		$598	$608
MFS Emerging Markets Debt Local Currency Fund[6]	Not Applicable	Not Applicable	$30	$30	$30	$32	$30	$30	$30	$30	$0		$30	$30
MFS Equity Opportunities Fund[7]	Not Applicable	Not Applicable	$805	$892	$889	$1,010	$867	$889	$870	$579	$62		$892	$905
MFS Global Alternative Strategy Fund[7]	Not Applicable	Not Applicable	$785	$863	$862	$945	$846	$862	$848	$564	$61		$863	$873
MFS Global Equity Fund[7]	Not Applicable	Not Applicable	$2,819	$3,139	$3,130	$3,625	$3,040	$3,130	$3,049	$2,025	$221		$3,139	$3,195
MFS Global Growth Fund[7]	Not Applicable	Not Applicable	$772	$901	$900	$959	$889	$900	$890	$553	$117		$901	$908
MFS Global Total Return Fund[7]	Not Applicable	Not Applicable	$2,083	$2,363	$2,357	$2,701	$2,294	$2,357	$2,300	$1,497	$212		$2,363	$2,402
MFS Inflation-Adjusted Bond Fund[7]	Not Applicable	Not Applicable	$1,385	$1,648	$1,643	$1,915	$1,593	$1,643	$1,598	$996	$208		$1,648	$1,679
MFS Strategic Income Fund[7]	Not Applicable	Not Applicable	$785	$920	$918	$1,002	$903	$918	$904	$562	$118		$920	$929
MFS Utilities Fund[7]	Not Applicable	Not Applicable	$7,600	$8,489	$8,460	$9,980	$8,184	$8,460	$8,212	$5,476	$584		$8,489	$8,661
Retirement Benefits Accrued as Part of Fund Expense[7]	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	0	#	Not Applicable	Not Applicable
Total Trustee Compensation Paid by Fund and Fund Complex[8]	Not Applicable	Not Applicable	$317,610	$329,610	$327,610	$382,610	$317,610	$327,610	$319,610	$240,163	Not Applicable		$329,610	$335,860

[1]	Ms. Stelmach became a Trustee of the Fund on January 01, 2014.
[2]	Mr. Buller became a Trustee of the Fund on February 11, 2014.
[3]	Ms. Roepke became a Trustee of the Fund on May 06, 2014.
[4]	Mr. Sherratt retired as Trustee of the Fund on December 31, 2013.
[5]	The fund changed its fiscal year end from April 30 to October 31 effective for the period ending October 31, 2014.
[6]	The fund changed its fiscal year end from July 31 to October 31 effective for the period ending October 31, 2014.
[7]	For the fiscal year ended October 31, 2014.
[8]	For the calendar year 2014 for 140 funds that paid Trustee compensation.
#

$0 for each Fund except as follows: MFS Global Equity Fund, $1,409; MFS Global Growth Fund, $1,216; MFS Global Total Return Fund, $1,244; MFS Strategic Income Fund, $261; and MFS Utilities Fund, $1,762.

Retirement Benefit Deferral Plan— Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan.  The value of the benefits is periodically readjusted as though the Trustee had invested an equivalent amount in Class A shares of the MFS Fund(s) designated by such Trustee. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund’s obligation to pay the Trustee’s deferred compensation is a general unsecured obligation.

The following person, disclosed in the table above, has received the following payment during the fiscal year ended October 31, 2014, under the Retirement Benefit Deferral Plan:

Trustee	Fund	Amount Paid
J. Dale Sherratt
	MFS Global Equity Fund	$19,234
	MFS Global Growth Fund	$20,142
	MFS Global Total Return Fund	$29,154
	MFS Strategic Income Fund	$14,843
	MFS Utilities Fund	$40,887

Committees

As of February 1, 2015, the Board has established the following Committees:

Name of Committee	Number of Meetings in Last Fiscal Year[1]	Functions	Current Members
AUDIT COMMITTEE	10

Oversees the accounting and auditing procedures of the Fund and, among other duties, considers the selection of the independent accountants for the Fund and the scope of the audit, and considers the effect on the independence of those accountants of any non-audit services such accountants provide to the Fund and any audit or non-audit services such accountants provide to other MFS Funds, MFS and/or certain affiliates. The Committee is also responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission of concerns regarding questionable fund accounting matters by officers of the Fund and employees of the Fund’s investment adviser, administrator, principal underwriter, or any other provider of accounting-related services to the Fund.

			Butler*, Kavanaugh*, Roepke*, Thomsen*, and Uek*

COMPLIANCE COMMITTEE	6

Oversees the development and implementation of the Fund’s regulatory and fiduciary compliance policies, procedures, and practices under the 1940 Act, and other applicable laws, as well as oversight of compliance policies of the Fund’s investment adviser and certain other service providers as they relate to Fund activities. The Fund’s Chief Compliance Officer assists the Committee in carrying out its responsibilities.

			Buller*, Butler*, Hegarty*, Kavanaugh*, and Roepke*

CONTRACTS REVIEW COMMITTEE	5

Requests, reviews, and considers the information deemed reasonably necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under Rule 12b-1 that each Fund proposes to renew or continue, and to make its recommendations to the full Board of Trustees on these matters.

			All Independent Trustees of the Board (Buller, Butler, Goldfarb, Gunning, Gutow, Hegarty, Kavanaugh, Roepke, Thomsen, and Uek)

NOMINATION AND COMPENSATION COMMITTEE	4

Recommends qualified candidates to the Board in the event that a position is vacated or created. The Committee will consider recommendations by shareholders when a vacancy exists. Shareholders wishing to recommend candidates for Trustee for consideration by the Committee may do so by writing to the Fund’s Secretary at the principal executive office of the Fund. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Fund), a written consent by the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the recommending shareholder with respect to the Fund, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration. The Committee is also responsible for making recommendations to the Board regarding any necessary standards or qualifications for service on the Board. The Committee also reviews and makes recommendations to the Board regarding compensation for the Independent Trustees.

			All Independent Trustees of the Board (Buller, Butler, Goldfarb, Gunning, Gutow, Hegarty, Kavanaugh, Roepke, Thomsen, and Uek)

PORTFOLIO TRADING AND MARKETING REVIEW COMMITTEE	6

Oversees the policies, procedures, and practices of the Fund with respect to brokerage transactions involving portfolio securities as those policies, procedures, and practices are carried out by MFS and its affiliates. The Committee also oversees the lending of portfolio securities, the Trust’s borrowing and lending policies, and the administration of the Fund’s proxy voting policies and procedures by MFS. The Committee also oversees the policies, procedures, and practices of the Applicable Fund Service Providers with respect to the selection and oversight of the Fund’s counterparties in derivatives, repurchase and reverse repurchase agreements, and similar investment-related transactions. In addition, the Committee receives reports from MFS regarding the policies, procedures, and practices of MFS and its affiliates in connection with their marketing and distribution of shares of the Fund.

			All Independent Trustees of the Board (Buller, Butler, Goldfarb, Gunning, Gutow, Hegarty, Kavanaugh, Roepke, Thomsen, and Uek)

Name of Committee	Number of Meetings in Last Fiscal Year[1]	Functions	Current Members
PRICING COMMITTEE	6

Oversees the determination of the value of the portfolio securities and other assets held by the Fund and determines or causes to be determined the fair value of securities and assets for which market quotations are not “readily available” in accordance with the 1940 Act. The Committee delegates primary responsibility for carrying out these functions to MFS and MFS’ internal valuation committee pursuant to pricing policies and procedures approved by the Committee and adopted by the full Board. These policies include methodologies to be followed by MFS in determining the fair values of portfolio securities and other assets held by the Fund for which market quotations are not readily available, and the Committee approves and/or ratifies these fair values. The Committee meets periodically with the members of MFS’ internal valuation committee to review and assess the quality of fair valuation and other pricing determinations made pursuant to the Fund’s pricing policies and procedures, and to review and assess the policies and procedures themselves. The Committee also exercises the responsibilities of the Board under the Amortized Cost Valuation Procedures approved by the Board on behalf of each Fund which holds itself out as a “money market fund” in accordance with Rule 2a-7 under the 1940 Act. The Committee also reviews and evaluates the contractual arrangements of service providers relating to the pricing and valuation of the Fund’s portfolio securities and other assets.

			Goldfarb*, Gutow*, Thomsen*, and Uek*

SERVICES CONTRACTS COMMITTEE	5

Reviews and evaluates the contractual arrangements of the Fund relating to transfer agency, administrative services, and custody, and makes recommendations to the full Board of Trustees on these matters.

			Buller*, Goldfarb*, Gutow*, and Hegarty*

1          For the fiscal year ended October 31, 2014. MFS Commodity Strategy Fund changed its fiscal year end from April 30 to October 31 effective for the period ending October 31, 2014 and MFS Emerging Markets Debt Local Currency Fund changed its fiscal year end from July 31 to October 31 effective for the period ending October 31, 2014.

*                 Independent Trustees.  Although Mr. Gunning is not a member of all Committees of the Board, he is invited to and attends many of the Committees’ meetings in his capacity as Chair of the Board.

APPENDIX C - SHARE OWNERSHIP

Ownership By Trustees and Officers

As of January 31, 2015, the Trustees and Officers of the Trust as a group owned less than 1% of any class of each Fund’s shares. The Board has adopted a policy requiring that each Independent Trustee shall have invested on an aggregate basis, within two years of membership on the Board, an amount equal to his or her prior calendar year’s base retainer and meeting attendance fees in shares of the MFS Funds.

The following table shows the dollar range of equity securities beneficially owned by each current Trustee in the Fund and, on an aggregate basis, in the MFS Funds, as of December 31, 2014.

The following dollar ranges apply:

N.  None

A.  $1 – $10,000

B.  $10,001 – $50,000

C.  $50,001 – $100,000

D.  Over $100,000

Name and Position	Dollar Range of Equity Securities in MFS Commodity Strategy Fund	Dollar Range of Equity Securities in MFS Emerging Markets Debt Local Currency Fund	Dollar Range of Equity Securities in MFS Equity Opportunities Fund	Dollar Range of Equity Securities in MFS Global Alternative Strategy Fund
Interested Trustees
Robert J. Manning	N	N	N	N
Robin A. Stelmach(1)	N	N	N	N

Independent Trustees
Steven E. Buller(2)	N	N	N	N
Robert E. Butler	N	N	B	N
Maureen R. Goldfarb	N	N	B	N
David H. Gunning	N	N	D	N
William R. Gutow	N	N	N	N
Michael Hegarty	N	N	N	N
John P. Kavanaugh	N	N	N	N
Maryanne L. Roepke(3)	N	N	C	N
Laurie J. Thomsen	N	N	N	N
Robert W. Uek	N	N	N	N

Name and Position	Dollar Range of Equity Securities in MFS Global Equity Fund	Dollar Range of Equity Securities in MFS Global Growth Fund	Dollar Range of Equity Securities in MFS Global Total Return Fund	Dollar Range of Equity Securities in MFS Inflation-Adjusted Bond Fund
Interested Trustees
Robert J. Manning	N	N	N	N
Robin A. Stelmach(1)	D	D	N	N

Independent Trustees
Steven E. Buller(2)	N	N	N	N
Robert E. Butler	N	N	D	N
Maureen R. Goldfarb	N	N	N	N
David H. Gunning	N	N	N	N
William R. Gutow	N	N	N	N
Michael Hegarty	N	N	N	N
John P. Kavanaugh	N	N	N	N
Maryanne L. Roepke(3)	N	N	N	N
Laurie J. Thomsen	N	N	N	N
Robert W. Uek	N	N	N	N

Name and Position	Dollar Range of Equity Securities in MFS Strategic Income Fund	Dollar Range of Equity Securities in MFS Utilities Fund	Aggregate Dollar Range of Equity Securities in All MFS Funds Overseen by Trustee
Interested Trustees
Robert J. Manning	N	N	D
Robin A. Stelmach(1)	N	N	D

Independent Trustees
Steven E. Buller(2)	N	N	D
Robert E. Butler	N	C	D
Maureen R. Goldfarb	N	N	D
David H. Gunning	N	N	D
William R. Gutow	N	N	D
Michael Hegarty	N	N	D
John P. Kavanaugh	N	N	D
Maryanne L. Roepke(3)	N	N	D
Laurie J. Thomsen	N	N	D
Robert W. Uek	N	B	D

(1)         Ms. Stelmach became a Trustee of the Fund on January 1, 2014.

(2)         Mr. Buller became a Trustee of the Fund on February 11, 2014.

(3)         Ms. Roepke became a Trustee of the Fund on May 6, 2014.

25% or Greater Ownership of the Fund

The following table identifies those investors who own 25% or more of the Fund’s voting shares as of January 31, 2015. Shareholders who own 25% or more of the Fund’s shares may have a significant impact on any shareholder vote of the Fund.

Fund	Name and Address of Investor	Percentage Ownership
MFS COMMODITY STRATEGY FUND	MFS GROWTH ALLOCATION FUND*	35.98%
	2 AVENUE DE LAFAYETTE
	BOSTON, MA 02111-1750

	MFS MODERATE ALLOCATION FUND*	33.35%
	2 AVENUE DE LAFAYETTE
	BOSTON, MA 02111-1750

MFS EMERGING MARKETS DEBT LOCAL CURRENCY FUND	MFS MODERATE ALLOCATION FUND*	36.97%
	2 AVENUE DE LAFAYETTE
	BOSTON, MA 02111-1750

	MFS GROWTH ALLOCATION FUND*	30.01%
	2 AVENUE DE LAFAYETTE
	BOSTON, MA 02111-1750

MFS EQUITY OPPORTUNITIES FUND	Not Applicable	Not Applicable

MFS GLOBAL ALTERNATIVE STRATEGY FUND	Not Applicable	Not Applicable

MFS GLOBAL EQUITY FUND	Not Applicable	Not Applicable

MFS GLOBAL GROWTH FUND	Not Applicable	Not Applicable

MFS GLOBAL TOTAL RETURN FUND	Not Applicable	Not Applicable

MFS INFLATION-ADJUSTED BOND FUND	MFS MODERATE ALLOCATION FUND*	35.79%
	2 AVENUE DE LAFAYETTE
	BOSTON, MA 02111-1750

MFS STRATEGIC INCOME FUND	Not Applicable	Not Applicable

MFS UTILITIES FUND	Not Applicable	Not Applicable

*The MFS Funds listed above will generally vote these shares in the same proportion as other shareholders. If there are no other shareholders of the Fund, the MFS Fund will vote in what MFS believes to be the MFS Fund’s best long-term economic interest.

5% or Greater Ownership of Share Class

The following table identifies those investors who own of record or are known by a Fund to own beneficially 5% or more of any class of a Fund’s outstanding shares as of January 31, 2015.

NAME AND ADDRESS OF INVESTOR	PERCENTAGE OWNERSHIP

MFS COMMODITY STRATEGY FUND

MASSACHUSETTS FINANCIAL SERVICES COMPANY	100.00% OF CLASS A SHARES
111 HUNTINGTON AVENUE	100.00% OF CLASS I SHARES
BOSTON, MA 02199-7632

STATE STREET BANK	89.20% OF CLASS R5 SHARES
2 AVENUE DE LAFAYETTE
BOSTON, MA 02111-1750

MFS GROWTH ALLOCATION FUND	35.99% OF CLASS R5 SHARES
C/O MASSACHUSETTS FINANCIAL SERVICES COMPANY
111 HUNTINGTON AVENUE
BOSTON, MA 02199-7632

MFS MODERATE ALLOCATION FUND	33.36 % OF CLASS R5 SHARES
C/O MASSACHUSETTS FINANCIAL SERVICES COMPANY
111 HUNTINGTON AVENUE
BOSTON, MA 02199-7632

MFS AGGRESSIVE GROWTH ALLOCATION FUND	14.59% OF CLASS R5 SHARES
C/O MASSACHUSETTS FINANCIAL SERVICES COMPANY
111 HUNTINGTON AVENUE
BOSTON, MA 02199-7632

MFS CONSERVATIVE ALLOCATION FUND	5.26% OF CLASS R5 SHARES
C/O MASSACHUSETTS FINANCIAL SERVICES COMPANY
111 HUNTINGTON AVENUE
BOSTON, MA 02199-7632

MFS EMERGING MARKETS DEBT LOCAL CURRENCY FUND

MFS HERITAGE TRUST COMPANY	5.10% OF CLASS B SHARES
111 HUNTINGTON AVENUE	7.92% OF CLASS C SHARES
BOSTON, MA 02199

AMERICAN ENTERPRISE INVESTMENT	35.33% OF CLASS A SHARES
707 2ND AVE S
MINNEAPOLIS, MN 55402-2405

EDWARD D JONES & CO	27.16% OF CLASS A SHARES
12555 MANCHESTER RD	19.63% OF CLASS C SHARES
SAINT LOUIS, MO 63131-3729	5.52% OF CLASS R1 SHARES
29.39% OF CLASS R3 SHARES

CHARLES SCHWAB & CO INC	9.45% OF CLASS A SHARES
101 MONTGOMERY ST
SAN FRANCISCO, CA 94104-4151

LPL FINANCIAL	7.28% OF CLASS A SHARES
4707 EXECUTIVE DR
SAN DIEGO, CA 92121-3091

PERSHING LLC	6.62% OF CLASS A SHARES
1 PERSHING PLAZA	11.91% OF CLASS B SHARES
JERSEY CITY, NJ 07399-0002	13.31% OF CLASS C SHARES

MERRILL LYNCH PIERCE FENNER & SMITH INC.	5.88% OF CLASS A SHARES
4800 DEER LAKE DR E	31.57% OF CLASS B SHARES
JACKSONVILLE, FL 32246-6484	31.21% OF CLASS C SHARES
7.21% OF CLASS I SHARES

MASSACHUSETTS FINANCIAL SERVICES COMPANY	32.29% OF CLASS B SHARES
111 HUNTINGTON AVENUE	91.34% OF CLASS I SHARES
BOSTON, MA 02199-7632	94.48% OF CLASS R1 SHARES
24.54% OF CLASS R2 SHARES
69.67% OF CLASS R3 SHARES
100.00% OF CLASS R4 SHARES

STIFEL NICOLAUS & CO INC	14.94% OF CLASS B SHARES
501 N BROADWAY FL 8
SAINT LOUIS, MO 63102-2188

DOLORES E GOODGER	7.69% OF CLASS B SHARES
501 N BROADWAY FL 8
SAINT LOUIS, MO 63102-2188

BETTY JEANNE MCADOW	7.24% OF CLASS B SHARES
501 N BROADWAY FL 8
SAINT LOUIS, MO 63102-2188

CETERA INVESTMENT SVCS	20.27% OF CLASS C SHARES
12600 SE 38TH ST STE 202
BELLEVUE, WA 98006-6111

VIVIAN CHANG TSAI	20.27% OF CLASS C SHARES
12600 SE 38TH ST STE 202
BELLEVUE, WA 98006-6111

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	70.76% OF CLASS R2 SHARES
100 MAGELLAN WAY
COVINGTON, KY 41015-1999

HIGH VOLTAGE SOFTWARE INC	70.76% OF CLASS R2 SHARES
100 MAGELLAN WAY
COVINGTON, KY 41015-1999

STATE STREET BANK	92.47% OF CLASS R5 SHARES
2 AVENUE DE LAFAYETTE
BOSTON, MA 02111-1750

MFS GROWTH ALLOCATION FUND	32.94% OF CLASS R5 SHARES
C/O MASSACHUSETTS FINANCIAL SERVICES COMPANY
111 HUNTINGTON AVENUE
BOSTON, MA 02199-7632

MFS MODERATE ALLOCATION FUND	40.58% OF CLASS R5 SHARES
C/O MASSACHUSETTS FINANCIAL SERVICES COMPANY
111 HUNTINGTON AVENUE
BOSTON, MA 02199-7632

MFS CONSERVATIVE ALLOCATION FUND	18.95% OF CLASS R5 SHARES
C/O MASSACHUSETTS FINANCIAL SERVICES COMPANY
111 HUNTINGTON AVENUE
BOSTON, MA 02199-7632

MFS EQUITY OPPORTUNITIES FUND

MFS HERITAGE TRUST COMPANY	8.28% OF CLASS A SHARES
111 HUNTINGTON AVENUE	18.27% OF CLASS B SHARES
BOSTON, MA 02199	7.10% OF CLASS C SHARES

AMERICAN ENTERPRISE INVESTMENT	29.11% OF CLASS A SHARES
707 2ND AVE S	11.55% OF CLASS B SHARES
MINNEAPOLIS, MN 55402-2405	6.28% OF CLASS C SHARES

PERSHING LLC	11.14% OF CLASS A SHARES
1 PERSHING PLZ	8.28% OF CLASS B SHARES
JERSEY CITY, NJ 07399-0002	8.98% OF CLASS C SHARES

UBS WM USA	10.62% OF CLASS I SHARES
1000 HARBOR BLVD FL 5
WEEHAWKEN, NJ 07086-6761

EDWARD D JONES & CO	13.04% OF CLASS A SHARES
12555 MANCHESTER RD
SAINT LOUIS, MO 63131-3729

FIRST CLEARING LLC	7.05% OF CLASS A SHARES
2801 MARKET ST	10.95% OF CLASS B SHARES
SAINT LOUIS, MO 63103-2523	9.02% OF CLASS C SHARES
15.57% OF CLASS I SHARES

MERRILL LYNCH PIERCE FENNER & SMITH INC	7.31% OF CLASS B SHARES
4800 DEER LAKE DR E	20.91% OF CLASS C SHARES
JACKSONVILLE, FL 32246-6484	27.06% OF CLASS I SHARES
32.92% OF CLASS R4 SHARES

RBC CAPITAL MARKETS LLC	7.39% OF CLASS B SHARES
510 MARQUETTE AVE S
MINNEAPOLIS, MN 55402-1110

NATIONAL FINANCIAL SERVICES LLC	5.17% OF CLASS A SHARES
499 WASHINGTON BLVD	5.22% OF CLASS B SHARES
JERSEY CITY, NJ 07310-2010

RAYMOND JAMES	10.48% OF CLASS B SHARES
880 CARILLON PKWY	11.96% OF CLASS C SHARES
ST PETERSBURG, FL 33716-1102

MORGAN STANLEY SMITH BARNEY	5.25% OF CLASS B SHARES
HARBORSIDE FINANCIAL CENTER	10.28% OF CLASS C SHARES
PLAZA 2 3RD FLOOR	25.65% OF CLASS I SHARES
JERSEY CITY, NJ 07311

LPL FINANCIAL	5.06% OF CLASS C SHARES
4707 EXECUTIVE DR	8.43% OF CLASS I SHARES
SAN DIEGO, CA 92121-3091

BOK	45.86% OF CLASS R1 SHARES
PO BOX 2180
TULSA, OK 74101-2180

JACKSON WALKER QRP	15.15% OF CLASS R1 SHARES
PO BOX 2180
TULSA, OK 74101-2180

RICHARD ROTH	17.74% OF CLASS R1 SHARES
PO BOX 2180
TULSA, OK 74101-2180

CHARLENE DAVIDSON	6.65% OF CLASS R1 SHARES
PO BOX 2180
TULSA, OK 74101-2180

JAY RUTHERFORD	6.32% OF CLASS R1 SHARES
PO BOX 2180
TULSA, OK 74101-2180

DONNA ANDERSON	12.71% OF CLASS R1 SHARES
PO BOX 2180
TULSA, OK 74101-2180

DEONNA WILLIS	12.45% OF CLASS R1 SHARES
PO BOX 2180
TULSA, OK 74101-2180

MASSACHUSETTS FINANCIAL SERVICES COMPANY	11.51% OF CLASS R1 SHARES
111 HUNTINGTON AVENUE	7.27% OF CLASS R2 SHARES
BOSTON, MA 02199-7632	8.42% OF CLASS R3 SHARES
10.04% OF CLASS R5 SHARES

KENNETH C ANDREWS	5.93% OF CLASS R1 SHARES
6400 COLLAMER RD
EAST SYRACUSE, NY 13057-1032

K & A RADIOLOGIC TECHNOLOGY SE	5.93% OF CLASS R1 SHARES
6400 COLLAMER RD
EAST SYRACUSE, NY 13057-1032

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	32.53% OF CLASS R2 SHARES
100 MAGELLAN WAY	58.56% OF CLASS R3 SHARES
COVINGTON, KY 41015-1999

CHIRON AMERICA INC	23.02% OF CLASS R2 SHARES
100 MAGELLAN WAY
COVINGTON, KY 41015-1999

LIGHTHOUSE YOUTH SERVICES	9.02% OF CLASS R2 SHARES
100 MAGELLAN WAY
COVINGTON KY 41015-1999

UNITED AUDIT SYSTEMS	23.54% OF CLASS R3 SHARES
100 MAGELLAN WAY
COVINGTON, KY 41015-1999

ESSEX ORTHOPAEDICS & OPTIMA SPORTS MEDICINE	8.64% OF CLASS R3 SHARES
100 MAGELLAN WAY
COVINGTON, KY 41015-1999

GEORGE WASHINGTON MEMORIAL PARK	7.60% OF CLASS R3 SHARES
100 MAGELLAN WAY
COVINGTON, KY 41015-1999

JOHN YOUNGBLOOD MOTORS	7.26% OF CLASS R3 SHARES
100 MAGELLAN WAY
COVINGTON, KY 41015-1999

BREAKAWAY TECHNOLOGIES, INC.	6.85% OF CLASS R3 SHARES
100 MAGELLAN WAY
COVINGTON, KY 41015-1999

TD AMERITRADE TRUST CO	17.37% OF CLASS R2 SHARES
PO BOX 17748	9.15% OF CLASS R4 SHARES
DENVER, CO 80217-0748

GREAT-WEST TRUST CO LLC	12.26% OF CLASS R2 SHARES
8525 E ORCHARD RD
GREENWOOD VILLAGE, CO 80111-5002

MG TRUST COMPANY	8.70% OF CLASS R2 SHARES
717 17TH ST, STE 1300
DENVER, CO 80202-3304

ROBERT J NICKLES INC	7.91% OF CLASS R2 SHARES
717 17TH ST, STE 1300
DENVER, CO 80202-3304

STATE STREET CORPORATION	7.00% OF CLASS R2 SHARES
1 LINCOLN ST
BOSTON, MA 02111-2901

ADP ACCESS	7.00% OF CLASS R2 SHARES
1 LINCOLN ST
BOSTON, MA 02111-2901

ALERUS FINANCIAL	6.31% OF CLASS R2 SHARES
PO BOX 64535
SAINT PAUL, MN 55164-0535

GMI, INC.	6.31% OF CLASS R2 SHARES
PO BOX 64535
SAINT PAUL, MN 55164-0535

MID ATLANTIC TRUST CO	5.45% OF CLASS R2 SHARES
1251 WATERFRONT PL STE 525
PITTSBURGH, PA 15222-4228

ASCENSUS TRUST CO	22.40% OF CLASS R3 SHARES
PO BOX 10758
FARGO, ND 58106-0758

NEW ENGLAND DIGITAL COMPUTERS INC.	8.22% OF CLASS R3 SHARES
PO BOX 10758
FARGO, ND 58106-0758

HYPOWER, INC.	6.54% OF CLASS R3 SHARES
PO BOX 10758
FARGO, ND 58106-0758

RELIANCE TRUST CO	53.43% OF CLASS R4 SHARES
PO BOX 48529	85.41% OF CLASS R5 SHARES
ATLANTA, GA 30362-1529

MASSMUTUAL	53.43% OF CLASS R4 SHARES
PO BOX 48529	85.41% OF CLASS R5 SHARES
ATLANTA, GA 30362-1529

MFS GLOBAL ALTERNATIVE STRATEGY FUND

MFS HERITAGE TRUST COMPANY	8.84% OF CLASS B SHARES
111 HUNTINGTON AVENUE
BOSTON, MA 02199

AMERICAN ENTERPRISE INVESTMENT	35.45% OF CLASS A SHARES
707 2ND AVE S	23.35% OF CLASS B SHARES
MINNEAPOLIS, MN 55402-2405	12.79% OF CLASS C SHARES

PERSHING LLC	20.45% OF CLASS A SHARES
1 PERSHING PLZ	11.70% OF CLASS B SHARES
JERSEY CITY, NJ 07399-0002	5.80% OF CLASS C SHARES
5.61% OF CLASS I SHARES

NATIONAL FINANCIAL SERVICES LLC	10.72% OF CLASS A SHARES
499 WASHINGTON BLVD	5.75% OF CLASS B SHARES
JERSEY CITY, NJ 07310-2010	5.39% OF CLASS C SHARES
14.55% OF CLASS I SHARES
9.35% OF CLASS R2 SHARES

MERRILL LYNCH PIERCE FENNER & SMITH INC	6.01% OF CLASS A SHARES
4800 DEER LAKE DR E	20.58% OF CLASS B SHARES
JACKSONVILLE, FL 32246-6484	23.18% OF CLASS C SHARES
17.57% OF CLASS I SHARES

MORGAN STANLEY SMITH BARNEY	5.67% OF CLASS A SHARES
HARBORSIDE FINANCIAL CENTER	13.06% OF CLASS C SHARES
PLAZA 2 3RD FLOOR	20.47% OF CLASS I SHARES
JERSEY CITY, NJ 07311

FIRST CLEARING LLC	11.61% OF CLASS C SHARES
2801 MARKET ST	8.21% OF CLASS I SHARES
SAINT LOUIS, MO 63103-2523

LPL FINANCIAL	6.12% OF CLASS C SHARES
4707 EXECUTIVE DR.	10.84% OF CLASS I SHARES
SAN DIEGO, CA 92121-3091

RBC CAPITAL MARKETS LLC	5.65% OF CLASS C SHARES
510 MARQUETTE AVE S	5.65% OF CLASS I SHARES
MINNEAPOLIS, MN 55402-1110

RAYMOND JAMES	5.45% OF CLASS C SHARES
880 CARILLON PKWY
ST PETERSBURG, FL 33716-1102

CHARLES SCHWAB & CO INC	7.24% OF CLASS I SHARES
101 MONTGOMERY ST
SAN FRANCISCO, CA 94104-4151

MASSACHUSETTS FINANCIAL SERVICES COMPANY	78.11% OF CLASS R1 SHARES
111 HUNTINGTON AVENUE	12.01% OF CLASS R2 SHARES
BOSTON, MA 02199-7632	46.86% OF CLASS R3 SHARES
82.37% OF CLASS R5 SHARES

AETHENA GYNECOLOGY ASSOCIATES	26.45% OF CLASS R3 SHARES
1251 WATERFRONT PL STE 525
PITTSBURGH, PA 15222-4228

MG TRUST COMPANY	18.74% OF CLASS R1 SHARES
717 17TH ST STE 1300
DENVER, CO 80202-3304

INDIAN PRAIRIE SD #204	10.46% OF CLASS R1 SHARES
717 17TH ST STE 1300
DENVER, CO 80202-3304

NORWALK PUBLIC SCHOOLS (CT)	8.28% OF CLASS R1 SHARES
717 17TH ST STE 1300
DENVER, CO 80202-3304

RELIANCE TRUST CO	75.26% OF CLASS R2 SHARES
PO BOX 48529	93.05% OF CLASS R4 SHARES
ATLANTA, GA 30362-1529

WEST KNOX	45.65% OF CLASS R2 SHARES
PO BOX 48529
ATLANTA, GA 30362-1529

KNOX CHAPMAN	28.45% OF CLASS R2 SHARES
PO BOX 48529
ATLANTA, GA 30362-1529

MASSMUTUAL	93.05% OF CLASS R4 SHARES
PO BOX 48529
ATLANTA, GA 30362-1529

MID ATLANTIC TRUST CO	26.45% OF CLASS R3 SHARES
1251 WATERFRONT PL STE 525
PITTSBURGH, PA 15222-4228

AETHENA GYNECOLOGY ASSOCIATES	26.45% OF CLASS R3 SHARES
1251 WATERFRONT PL STE 525
PITTSBURGH, PA 15222-4228

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	19.04% OF CLASS R3 SHARES
100 MAGELLAN WAY
COVINGTON, KY 41015-1999

PROFEX, INC.	19.04% OF CLASS R3 SHARES
100 MAGELLAN WAY
COVINGTON, KY 41015-1999

MARY JANE PIONK	6.49% OF CLASS R3 SHARES
8950 VILLA LA JOLLA DR STE B108
LA JOLLA, CA 92037-1704

LA JOLLA DEVELOPMENTAL PEDIATRICS	6.49% OF CLASS R3 SHARES
8950 VILLA LA JOLLA DR STE B108
LA JOLLA, CA 92037-1704

TRUST CO OF AMERICA	8.20% OF CLASS R5 SHARES
PO BOX 6503
ENGLEWOOD, CO 80155-6503

BRIAN DOWD	7.30% OF CLASS R5 SHARES
15221 SAM SNEAD LN N
FT MYERS, FL 33917-3261

ADVANCED MEDICAL SOLUTIONS US 401	7.30% OF CLASS R5 SHARES
15221 SAM SNEAD LN N
FT MYERS, FL 33917-3261

MFS GLOBAL EQUITY FUND

MFS HERITAGE TRUST COMPANY	13.68% OF CLASS A SHARES
111 HUNTINGTON AVENUE	30.43% OF CLASS B SHARES
BOSTON, MA 02199	9.18% OF CLASS C SHARES

EDWARD D JONES & CO	18.05% OF CLASS A SHARES
12555 MANCHESTER RD	7.94% OF CLASS B SHARES
SAINT LOUIS, MO 63131-3729

AMERICAN ENTERPRISE INVESTMENT	10.93% OF CLASS A SHARES
707 2ND AVE S	14.46% OF CLASS B SHARES
MINNEAPOLIS, MN 55402-2405	6.69% OF CLASS C SHARES

NATIONAL FINANCIAL SERVICES LLC	8.62% OF CLASS A SHARES
499 WASHINGTON BLVD	5.71% OF CLASS B SHARES
JERSEY CITY, NJ 07310-2010	5.04% OF CLASS C SHARES
21.32% OF CLASS I SHARES

MERRILL LYNCH PIERCE FENNER & SMITH INC	8.52% OF CLASS A SHARES
4800 DEER LAKE DR E	23.10% OF CLASS C SHARES
JACKSONVILLE, FL 32246-6484	11.13% OF CLASS I SHARES
7.06% OF CLASS R2 SHARES

PERSHING LLC	6.67% OF CLASS A SHARES
1 PERSHING PLZ	10.11% OF CLASS B SHARES
JERSEY CITY, NJ 07399-0002	10.02% OF CLASS C SHARES

RELIANCE TRUST CO	6.23% OF CLASS A SHARES
PO BOX 48529	62.29% OF CLASS R1 SHARES
ATLANTA, GA 30362-1529	25.24% OF CLASS R2 SHARES
12.40% OF CLASS R3 SHARES

MASSMUTUAL	6.00% OF CLASS A SHARES
PO BOX 48529	62.29% OF CLASS R1 SHARES
ATLANTA, GA 30362-1529	25.24% OF CLASS R2 SHARES
10.88% OF CLASS R3 SHARES

FIRST CLEARING LLC	6.80% OF CLASS B SHARES
2801 MARKET ST	6.69% OF CLASS C SHARES
SAINT LOUIS, MO 63103-2523

MORGAN STANLEY SMITH BARNEY	9.15% OF CLASS C SHARES
HARBORSIDE FINANCIAL CENTER
PLAZA 2 3RD FLOOR
JERSEY CITY, NJ 07311

RAYMOND JAMES	7.19% OF CLASS C SHARES
880 CARILLON PKWY
ST PETERSBURG, FL 33716-1102

CHARLES SCHWAB & CO INC	13.89% OF CLASS I SHARES
101 MONTGOMERY ST	16.63% OF CLASS R4 SHARES
SAN FRANCISCO, CA 94104-4151

WELLS FARGO BANK NA	10.48% OF CLASS I SHARES
PO BOX 1533
MINNEAPOLIS, MN 55480-1533

MAC & CO	5.24% OF CLASS I SHARES
PO BOX 3198	9.53% OF CLASS R4 SHARES
525 WILLIAM PENN PLACE	32.27% OF CLASS R5 SHARES
PITTSBURGH, PA 15230-3198

PB & T	5.61% OF CLASS R4 SHARES
PO BOX 3198
525 WILLIAM PENN PLACE
PITTSBURGH, PA 15230-3198

DCGT	22.61% OF CLASS R1 SHARES
711 HIGH ST	17.42% OF CLASS R2 SHARES
DES MOINES, IA 50392-0001	10.74% OF CLASS R3 SHARES
5.05% OF CLASS R4 SHARES

VOYA RETIREMENT INS & ANNUITY CO	38.90% OF CLASS R2 SHARES
1 ORANGE WAY B3N
WINDSOR, CT 06095-4773

GREAT-WEST TRUST COMPANY LLC	15.20% OF CLASS R3 SHARES
8515 E ORCHARD RD #2T2
GREENWOOD VLG, CO 80111-5002

FUTURE FUNDS II	5.67% OF CLASS R3 SHARES
8515 E ORCHARD RD #2T2
GREENWOOD VLG, CO 80111-5002

GREAT WEST LIFE AND ANNUITY	5.67% OF CLASS R3 SHARES
8515 E ORCHARD RD #2T2
GREENWOOD VILLAGE, CO 80111-5002

PIMS/PRUDENTIAL RETPLAN	9.57% OF CLASS R3 SHARES
764 WAYNE COUNTY
28 W ADAMS AVE STE 1900
DETROIT, MI 48226-1610

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	7.42% OF CLASS R3 SHARES
100 MAGELLAN WAY
COVINGTON, KY 41015-1999

SUNTRUST BANK	6.76% OF CLASS R3 SHARES
8515 E ORCHARD RD # 2T2
GREENWOOD VLG, CO 80111-5002

NFS LLC	5.77% OF CLASS R3 SHARES
100 MAGELLAN WAY #KW1C	35.51% OF CLASS R4 SHARES
COVINGTON, KY 41015-1987	9.55% OF CLASS R5 SHARES

FIIOC	34.29% OF CLASS R4 SHARES
100 MAGELLAN WAY #KW1C	8.66% OF CLASS R5 SHARES
COVINGTON, KY 41015-1987

TAYNIK & CO	5.02% OF CLASS R3 SHARES
1200 CROWN COLONY DR
QUINCY, MA 02169-0938

STATE STREET BANK & TRUST	5.02% OF CLASS R3 SHARES
1200 CROWN COLONY DR
QUINCY, MA 02169-0938

NATIONWIDE TRUST CO	6.88% OF CLASS R4 SHARES
PO BOX 182029
COLUMBUS, OH 43218-2029

ALASKA ELECTRICAL PENSION FUND	35.49% OF CLASS R5 SHARES
2600 DENALI ST STE 200
ANCHORAGE, AK 99503-2782

NORTHERN TRUST CO	19.59% OF CLASS R5 SHARES
PO BOX 92994
CHICAGO, IL 60675-2994

BANK OF AMERICA N A	19.59% OF CLASS R5 SHARES
PO BOX 92994
CHICAGO, IL 60675-2994

MFS GLOBAL GROWTH FUND

MFS HERITAGE TRUST COMPANY	25.35% OF CLASS A SHARES
111 HUNTINGTON AVENUE	63.37% OF CLASS B SHARES
BOSTON, MA 02199	26.97% OF CLASS C SHARES

RELIANCE TRUST CO	9.89% OF CLASS A SHARES
PO BOX 48529	59.19% OF CLASS I SHARES
ATLANTA, GA 30362-1529	66.12% OF CLASS R1 SHARES
94.20% OF CLASS R2 SHARES
64.16% OF CLASS R3 SHARES

MASSMUTUAL	9.89% OF CLASS A SHARES
PO BOX 48529	59.19% OF CLASS I SHARES
ATLANTA, GA 30362-1529	66.12% OF CLASS R1 SHARES
94.20% OF CLASS R2 SHARES
64.16% OF CLASS R3 SHARES

EDWARD D JONES & CO	8.53% OF CLASS A SHARES
12555 MANCHESTER RD	6.81% OF CLASS B SHARES
SAINT LOUIS, MO 63131-3729	5.90% OF CLASS C SHARES

MORGAN STANLEY SMITH BARNEY	7.41% OF CLASS A SHARES
HARBORSIDE FINANCIAL CENTER	6.04% OF CLASS C SHARES
PLAZA 2 3RD FLOOR
JERSEY CITY, NJ 07311

MERRILL LYNCH PIERCE FENNER & SMITH INC	6.02% OF CLASS A SHARES
4800 DEER LAKE DR E	18.64% OF CLASS C SHARES
JACKSONVILLE, FL 32246-6484	9.87% OF CLASS I SHARES

PERSHING LLC	5.94% OF CLASS A SHARES
1 PERSHING PLZ	7.01% OF CLASS B SHARES
JERSEY CITY, NJ 07399-0002	6.51% OF CLASS C SHARES

FIRST CLEARING LLC	5.30% OF CLASS A SHARES
2801 MARKET ST
SAINT LOUIS, MO 63103-2523

NATIONAL FINANCIAL SERVICES LLC	5.08% OF CLASS A SHARES
499 WASHINGTON BLVD
JERSEY CITY, NJ 07310-2010

MFS CORPORATE BENEFIT HEDGE ACCOUNT	11.05% OF CLASS I SHARES
111 HUNTINGTON AVENUE
BOSTON, MA 02199-7632

UBS WM USA	6.35% OF CLASS I SHARES
1000 HARBOR BLVD FL 5
WEEHAWKEN, NJ 07086-6761

MASSACHUSETTS FINANCIAL SERVICES CO	12.71% OF CLASS R1 SHARES
111 HUNTINGTON AVENUE	27.10% OF CLASS R4 SHARES
BOSTON, MA 02199-7632	100.00% OF CLASS R5 SHARES

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	14.60% OF CLASS R3 SHARES
100 MAGELLAN WAY
COVINGTON, KY 41015-1999

AZRAEL, FRANZ, SCHWAB & LIPOWITZ	12.40% OF CLASS R3 SHARES
100 MAGELLAN WAY
COVINGTON, KY 41015-1999

GREAT-WEST TRUST COMPANY LLC	7.44% OF CLASS R3 SHARES
8515 E ORCHARD RD #2T2	46.41% OF CLASS R4 SHARES
GREENWOOD VLG, CO 80111-5002

ASCENSUS TRUST COMPANY	6.09% OF CLASS R3 SHARES
PO BOX 10758
FARGO, ND 58106-0758

IONIC CAPITAL MANAGEMENT LLC	6.09% OF CLASS R3 SHARES
PO BOX 10758
FARGO, ND 58106-0758

NATIONWIDE TRUST COMPANY	24.26% OF CLASS R4 SHARES
PO BOX 182029
COLUMBUS, OH 43218-2029

MFS GLOBAL TOTAL RETURN FUND

MFS HERITAGE TRUST COMPANY	11.02% OF CLASS A SHARES
111 HUNTINGTON AVENUE	16.82% OF CLASS B SHARES
BOSTON, MA 02199

VANGUARD FIDUCIARY TRUST CO	74.03% OF CLASS R5 SHARES
PO BOX 2600 VM 613
VALLEY FORGE, PA 19482-2600

SAXON & CO	18.85% OF CLASS R5 SHARES
PO BOX 7780-1888
PHILADELPHIA, PA 19182-0001

EDWARD D JONES & CO	37.70% OF CLASS A SHARES
12555 MANCHESTER RD	23.90% OF CLASS B SHARES
SAINT LOUIS, MO 63131-3729	7.72% OF CLASS C SHARES

PERSHING LLC	8.04% OF CLASS A SHARES
1 PERSHING PLZ	12.20% OF CLASS B SHARES
JERSEY CITY, NJ 07399-0002	10.07% OF CLASS C SHARES

AMERICAN ENTERPRISE INVESTMENT	7.58% OF CLASS A SHARES
707 2ND AVE S	6.46% OF CLASS B SHARES
MINNEAPOLIS, MN 55402-2405	5.39% OF CLASS C SHARES

UBS WM USA	5.34% OF CLASS A SHARES
1000 HARBOR BLVD FL 5	9.46% OF CLASS I SHARES
WEEHAWKEN, NJ 07086-6761

MERRILL LYNCH PIERCE FENNER & SMITH INC	15.72% OF CLASS B SHARES
4800 DEER LAKE DR E	23.10% OF CLASS C SHARES
JACKSONVILLE, FL 32246-6484	23.63% OF CLASS I SHARES
36.22% OF CLASS R2 SHARES
15.66% OF CLASS R4 SHARES

FIRST CLEARING LLC	9.25% OF CLASS B SHARES
2801 MARKET ST	12.95% OF CLASS C SHARES
SAINT LOUIS, MO 63103-2523	21.94% OF CLASS I SHARES

MORGAN STANLEY SMITH BARNEY	11.80% OF CLASS C SHARES
PLAZA 2 3RD FLOOR	8.78% OF CLASS I SHARES
JERSEY CITY, NJ 07311

CHARLES SCHWAB & CO INC	14.99% OF CLASS I SHARES
101 MONTGOMERY ST
SAN FRANCISCO, CA 94104-4151

RELIANCE TRUST CO	33.85% OF CLASS R1 SHARES
PO BOX 48529	16.07% OF CLASS R2 SHARES
ATLANTA, GA 30362-1529	33.54% OF CLASS R3 SHARES

MASSMUTUAL	33.85% OF CLASS R1 SHARES
PO BOX 48529	16.07% OF CLASS R2 SHARES
ATLANTA, GA 30362-1529	33.54% OF CLASS R3 SHARES

COUNSEL TRUST DBA MATC	30.68% OF CLASS R1 SHARES
1251 WATERFRONT PL STE 525
PITTSBURGH, PA 15222-4228

FLORESTONE PRODUCTS CO A CORP	24.48% OF CLASS R1 SHARES
1251 WATERFRONT PL STE 525
PITTSBURGH, PA 15222-4228

HIGHROAD PRESS LLC	5.21% OF CLASS R1 SHARES
1251 WATERFRONT PL STE 525
PITTSBURGH, PA 15222-4228

BOB HIGBY	10.40% OF CLASS R1 SHARES
7108 N FRESNO ST STE 150
FRESNO, CA 93720-2960

INDEPENDENT AGRIBUSINESS	10.40% OF CLASS R1 SHARES
7108 N FRESNO ST STE 150
FRESNO, CA 93720-2960

VICTOR SCHWARTZ	7.51% OF CLASS R1 SHARES
555 8TH AVE RM. 1209
NEW YORK, NY 10018-4339

V O S SELECTIONS INC	7.51% OF CLASS R1 SHARES
555 8TH AVE RM. 1209
NEW YORK, NY 10018-4339

MID ATLANTIC TRUST CO	6.60% OF CLASS R1 SHARES
1251 WATERFRONT PL STE 525	9.77% OF CLASS R2 SHARES
PITTSBURGH, PA 15222-4228

VOYA RETIREMENT INS & ANNUITY CO	11.84% OF CLASS R2 SHARES
1 ORANGE WAY B3N
WINDSOR, CT 06095-4773

ASCENSUS TRUST COMPANY	7.37% OF CLASS R2 SHARES
PO BOX 10758	16.60% OF CLASS R3 SHARES
FARGO, ND 58106-0758

FOURJAY LLC	7.25% OF CLASS R2 SHARES
PO BOX 10758
FARGO, ND 58106-0758

DOBBS BROTHERS	8.09% OF CLASS R3 SHARES
PO BOX 10758
FARGO, ND 58106-0758

MANAGEMENT EMPLOYMENT LLC	6.69% OF CLASS R3 SHARES
PO BOX 10758
FARGO, ND 58106-0758

MATRIX TRUST COMPANY CUST	5.01% OF CLASS R2 SHARES
717 17TH ST STE 1300
DENER, CO 80202-3304

MG TRUST CO CUST	5.01% OF CLASS R2 SHARES
717 17TH ST STE 1300
DENER, CO 80202-3304

LINCOLN RETIREMENT SERVICES CO	18.26% OF CLASS R3 SHARES
PO BOX 7876
FORT WAYNE, IN 46801-7876

JEWISH HOME LIFECARE	16.88% OF CLASS R3 SHARES
PO BOX 7876
FORT WAYNE, IN 46801-7876

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	14.15% OF CLASS R3 SHARES
100 MAGELLAN WAY
COVINGTON KY 41015-1999

WISLER PEARLSTINE, LLP	13.53% OF CLASS R3 SHARES
100 MAGELLAN WAY
COVINGTON, KY 41015-1999

GREAT-WEST TRUST COMPANY LLC	69.73% OF CLASS R4 SHARES
8515 E ORCHARD RD #2T2
GREENWOOD VLG, CO 80111-5002

NATIONWIDE TRUST COMPANY	5.54% OF CLASS R4 SHARES
PO BOX 182029
COLUMBUS, OH 43218-2029

MFS INFLATION ADJUSTED BOND FUND

MFS HERITAGE TRUST COMPANY	15.65% OF CLASS A SHARES
111 HUNTINGTON AVENUE	11.48% OF CLASS B SHARES
BOSTON, MA 02199	11.77% OF CLASS C SHARES

EDWARD D JONES & CO	19.97% OF CLASS A SHARES
12555 MANCHESTER RD	12.61% OF CLASS B SHARES
SAINT LOUIS, MO 63131-3729	8.03% OF CLASS C SHARES

PERSHING LLC	10.97% OF CLASS A SHARES
1 PERSHING PLZ	21.70% OF CLASS B SHARES
JERSEY CITY, NJ 07399-0002	21.56% OF CLASS C SHARES

FIRST CLEARING LLC	7.11% OF CLASS A SHARES
2801 MARKET ST	13.12% OF CLASS B SHARES
SAINT LOUIS, MO 63103-2523	9.49% OF CLASS C SHARES
10.52% OF CLASS I SHARES

LPL FINANCIAL	7.08% OF CLASS A SHARES
9785 TOWNE CENTRE DR	7.87% OF CLASS C SHARES
SAN DIEGO, CA 92121-1968

MERRILL LYNCH PIERCE FENNER & SMITH INC	18.12% OF CLASS B SHARES
4800 DEER LAKE DR E	6.47% OF CLASS C SHARES
JACKSONVILLE, FL 32246-6484	15.48% OF CLASS I SHARES
17.66% OF CLASS R2 SHARES

MORGAN STANLEY SMITH BARNEY	6.37% OF CLASS B SHARES
HARBORSIDE FINANCIAL CENTER	24.88% OF CLASS I SHARES
PLAZA 2 3RD FLOOR
JERSEY CITY, NJ 07311

UBS WM USA	7.32% OF CLASS C SHARES
1000 HARBOR BLVD FL 5
WEEHAWKEN, NJ 07086-6761

RELIANCE TRUST CO	34.25% OF CLASS I SHARES
PO BOX 48529	41.27% OF CLASS R1 SHARES
ATLANTA, GA 30362-1529	30.64% OF CLASS R2 SHARES
63.24 OF CLASS R3 SHARES

MASSMUTUAL	34.25% OF CLASS I SHARES
PO BOX 48529	41.27% OF CLASS R1 SHARES
ATLANTA, GA 30362-1529	9.94% OF CLASS R2 SHARES
33.90% OF CLASS R3 SHARES

SOUTHERN STAR	20.70% OF CLASS R2 SHARES
PO BOX 48529
ATLANTA, GA 30362-1529

PARIS ACCESS	20.85% OF CLASS R3 SHARES
PO BOX 48529
ATLANTA, GA 30362-1529

AMIC	8.49% OF CLASS R3 SHARES
PO BOX 48529
ATLANTA, GA 30362-1529

DONNA CHERESKO	16.87% OF CLASS R1 SHARES
56849 GRAND RIVER AVE
NEW HUDSON, MI 48165-9564

LYON MECHANICAL INC	16.87% OF CLASS R1 SHARES
56849 GRAND RIVER AVE
NEW HUDSON, MI 48165-9564

COUNSEL TRUST DBA MATC	13.88% OF CLASS R1 SHARES
1251 WATERFRONT PL STE 525	39.04% OF CLASS R4 SHARES
PITTSBURGH, PA 15222-4228

INLINE AUTOMATION GROUP INC	10.10% OF CLASS R1 SHARES
1251 WATERFRONT PL STE 525
PITTSBURGH, PA 15222-4228

HOLDEN QUALITY WATER INC.	21.96% OF CLASS R4 SHARES
1251 WATERFRONT PL STE 525
PITTSBURGH, PA 15222-4228

COUNTRYSIDE DENTAL	7.83% OF CLASS R4 SHARES
1251 WATERFRONT PL STE 525
PITTSBURGH, PA 15222-4228

MG TRUST COMPANY	8.22% OF CLASS R1 SHARES
717 17TH ST STE 1300	5.84% OF CLASS R2 SHARES
DENVER, CO 80202-3304

HIGHLANDER CHARTER SCHOOL	7.33% OF CLASS R1 SHARES
717 17TH ST STE 1300
DENVER, CO 80202-3304

TAYNIK & CO	31.70% OF CLASS R2 SHARES
1200 CROWN COLONY DR
QUINCY, MA 02169-0938

MID ATLANTIC TRUST CO	5.11% OF CLASS R2 SHARES
1251 WATERFRONT PL STE 525	7.10% OF CLASS R3 SHARES
PITTSBURGH, PA 15222-4228	8.02% OF CLASS R4 SHARES

CECILIA YKEDA DDS	8.02% OF CLASS R4 SHARES
1251 WATERFRONT PL STE 525
PITTSBURGH, PA 15222-4228

ABFALTER BROTHERS CONCRETE LLC	5.17% OF CLASS R3 SHARES
1251 WATERFRONT PL STE 525
PITTSBURGH, PA 15222-4228

PATTERSON & CO	26.80% OF CLASS R3 SHARES
1525 WEST WT HARRIS BLVD
CHARLOTTE, NC 28288-1151

BANK OF N H	9.65% OF CLASS R3 SHARES
1525 WEST WT HARRIS BLVD
CHARLOTTE, NC 28288-1151

NAVIGANT CREDIT UNION THRIFT	5.64% OF CLASS R3 SHARES
1525 WEST WT HARRIS BLVD
CHARLOTTE, NC 28288-1151

HOUSTON DIST	5.19% OF CLASS R3 SHARES
1525 WEST WT HARRIS BLVD
CHARLOTTE, NC 28288-1151

DE MAXIMIS INC.	5.13% OF CLASS R3 SHARES
1525 WEST WT HARRIS BLVD
CHARLOTTE, NC 28288-1151

MASSACHUSETTS FINANCIAL SERVICES CO	35.51% OF CLASS R4 SHARES
111 HUNTINGTON AVENUE
BOSTON, MA 02199-7632

TRUST CO OF AMERICA	13.64% OF CLASS R4 SHARES
PO BOX 6503
ENGLEWOOD, CO 80155-6503

STATE STREET BANK	88.11% OF CLASS R5 SHARES
2 AVENUE DE LAFAYETTE
BOSTON, MA 02111-1750

MFS MODERATE ALLOCATION FUND	39.18% OF CLASS R5 SHARES
C/O MASSACHUSETTS FINANCIAL SERVICES COMPANY
111 HUNTINGTON AVENUE
BOSTON, MA 02199

MFS CONSERVATIVE ALLOCATION FUND	26.20% OF CLASS R5 SHARES
C/O MASSACHUSETTS FINANCIAL SERVICES COMPANY
111 HUNTINGTON AVENUE
BOSTON, MA 02199

MFS GROWTH ALLOCATION FUND	22.73% OF CLASS R5 SHARES
C/O MASSACHUSETTS FINANCIAL SERVICES COMPANY
111 HUNTINGTON AVENUE
BOSTON, MA 02199

MFS STRATEGIC INCOME FUND

MFS HERITAGE TRUST COMPANY	16.05% OF CLASS A SHARES
111 HUNTINGTON AVENUE	12.57% OF CLASS B SHARES
BOSTON, MA 02199	9.67% OF CLASS C SHARES

EDWARD D JONES & CO	16.65% OF CLASS A SHARES
12555 MANCHESTER RD	7.34% OF CLASS B SHARES
SAINT LOUIS, MO 63131-3729	5.77% OF CLASS C SHARES

PERSHING LLC	11.42% OF CLASS A SHARES
1 PERSHING PLZ	30.72% OF CLASS B SHARES
JERSEY CITY, NJ 07399-0002	15.24% OF CLASS C SHARES

AMERICAN ENTERPRISE INVESTMENT	9.24% OF CLASS A SHARES
707 2ND AVE S	6.14% OF CLASS C SHARES
MINNEAPOLIS, MN 55402-2405

NATIONAL FINANCIAL SERVICES LLC	6.29% OF CLASS A SHARES
499 WASHINGTON BLVD	7.77% OF CLASS B SHARES
ATTN MUTUAL FUND DEPT 4TH FLOOR	5.71% OF CLASS C SHARES
JERSEY CITY, NJ 07310-2010

FIRST CLEARING LLC	5.17% OF CLASS A SHARES
2801 MARKET ST	6.92% OF CLASS B SHARES
SAINT LOUIS, MO 63103-2523	13.34% OF CLASS C SHARES
16.64% OF CLASS I SHARES

MERRILL LYNCH PIERCE FENNER & SMITH INC	13.38% OF CLASS B SHARES
4800 DEER LAKE DR E	11.66% OF CLASS C SHARES
JACKSONVILLE, FL 32246-6484	14.92% OF CLASS I SHARES

LPL FINANCIAL	6.12% OF CLASS C SHARES
9785 TOWNE CENTRE DR	11.92% OF CLASS I SHARES
SAN DIEGO, CA 92121-1968

RELIANCE TRUST CO	25.09% OF CLASS I SHARES
PO BOX 48529
ATLANTA, GA 30362-1529

MASSMUTUAL	25.09% OF CLASS I SHARES
PO BOX 48529
ATLANTA, GA 30362-1529

MORGAN STANLEY SMITH BARNEY	14.94% OF CLASS I SHARES
HARBORSIDE FINANCIAL CENTER
PLAZA 2 3RD FLOOR
JERSEY CITY, NJ 07311

UBS WM USA	6.62% OF CLASS I SHARES
1000 HARBOR BLVD FL 5
WEEHAWKEN, NJ 07086-6761

MFS UTILITIES FUND

MFS HERITAGE TRUST COMPANY	9.50% OF CLASS A SHARES
111 HUNTINGTON AVENUE	13.59% OF CLASS B SHARES
BOSTON, MA 02199

EDWARD D JONES & CO	13.34% OF CLASS A SHARES
12555 MANCHESTER RD	5.90% OF CLASS B SHARES
SAINT LOUIS, MO 63131-3729

AMERICAN ENTERPRISE INVESTMENT	12.30% OF CLASS A SHARES
707 2ND AVE S	7.09% OF CLASS B SHARES
MINNEAPOLIS, MN 55402-2405	6.11% OF CLASS C SHARES

PERSHING LLC	10.45% OF CLASS A SHARES
1 PERSHING PLZ	9.87% OF CLASS B SHARES
JERSEY CITY, NJ 07399-0002	10.09% OF CLASS C SHARES
10.15% OF CLASS I SHARES

NATIONAL FINANCIAL SERVICES LLC	7.77% OF CLASS A SHARES
499 WASHINGTON BLVD	6.19% OF CLASS C SHARES
JERSEY CITY, NJ 07310-2010	7.09% OF CLASS I SHARES

MORGAN STANLEY SMITH BARNEY	23.51% OF CLASS B SHARES
HARBORSIDE FINANCIAL CENTER	17.25% OF CLASS C SHARES
PLAZA 2 3RD FLOOR	13.29% OF CLASS I SHARES
JERSEY CITY, NJ 07311

MERRILL LYNCH PIERCE FENNER & SMITH INC	11.83% OF CLASS B SHARES
4800 DEER LAKE DR E	17.11% OF CLASS C SHARES
JACKSONVILLE, FL 32246-6484	21.46% OF CLASS I SHARES

FIRST CLEARING LLC	9.39% OF CLASS B SHARES
2801 MARKET ST	8.78% OF CLASS C SHARES
SAINT LOUIS, MO 63103-2523	12.67% OF CLASS I SHARES

RAYMOND JAMES	8.20% OF CLASS C SHARES
880 CARILLON PKWY
ST PETERSBURG, FL 33716-1102

UBS WM USA	11.56% OF CLASS I SHARES
1000 HARBOR BLVD FL 5
WEEHAWKEN, NJ 07086-6761

LPL FINANCIAL	8.94% OF CLASS I SHARES
9785 TOWNE CENTRE DR
SAN DIEGO, CA 92121-1968

RELIANCE TRUST CO	32.76% OF CLASS R1 SHARES
PO BOX 48529	19.87% OF CLASS R2 SHARES
ATLANTA, GA 30362-1529	14.54% OF CLASS R3 SHARES
8.54% OF CLASS R4 SHARES

MASSMUTUAL	32.72% OF CLASS R1 SHARES
PO BOX 48529	19.34% OF CLASS R2 SHARES
ATLANTA, GA 30362-1529	13.41% OF CLASS R3 SHARES

NATIONWIDE TRUST COMPANY	11.39% OF CLASS R1 SHARES
PO BOX 182029	7.78% OF CLASS R4 SHARES
COLUMBUS, OH 43218-2029

MASS MUTUAL LIFE INSURANCE CO	9.85% OF CLASS R1 SHARES
1295 STATE ST	8.10% OF CLASS R2 SHARES
SPRINGFIELD, MA 01111-0001

DCGT	9.11% OF CLASS R1 SHARES
711 HIGH ST	10.23% OF CLASS R3 SHARES
DES MOINES, IA 50392-0001	12.17% OF CLASS R4 SHARES

EQUITABLE LIFE FOR SA	6.88% OF CLASS R1 SHARES
500 PLAZA DR
SECAUCUS, NJ 07095-3619

MID ATLANTIC TRUST CO	5.34% OF CLASS R1 SHARES
1251 WATERFRONT PL STE 525
PITTSBURGH, PA 15222-4228

MG TRUST COMPANY	5.02% OF CLASS R1 SHARES
717 17TH ST STE 1300
DENVER, CO 80202-3304

HARTFORD LIFE INSURANCE COMPANY	29.53% OF CLASS R2 SHARES
ATTN UIT OPERATIONS	17.73% OF CLASS R3 SHARES
PO BOX 2999	5.25% OF CLASS R4 SHARES
HARTFORD, CT 06104-2999

AMERICAN UNITED LIFE GROUP	5.34% OF CLASS R2 SHARES
PO BOX 368
INDIANAPOLIS, IN 46206-0368

NFS LLC	11.45% OF CLASS R3 SHARES
100 MAGELLAN WAY # KW1C	8.69% OF CLASS R4 SHARES
COVINGTON, KY 41015-1987

TRANSAMERICA LIFE INS COMPANY	5.50% OF CLASS R3 SHARES
1150 S OLIVE ST
LOS ANGELES, CA 90015-2211

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	9.33% OF CLASS R3 SHARES
100 MAGELLAN WAY
COVINGTON, KY 41015-1999

TAYNIK & CO	6.16% OF CLASS R3 SHARES
1200 CROWN COLONY DR	8.53% OF CLASS R4 SHARES
QUINCY MA 02169-0938	46.45% OF CLASS R5 SHARES

WELLS FARGO BANK NA	9.65% OF CLASS R4 SHARES
8515 E ORCHARD RD #2T2
GREENWOOD VLG, CO 80111-5002

GREAT-WEST TRUST COMPANY LLC	7.58% OF CLASS R4 SHARES
8515 E ORCHARD RD #2T2	5.21% OF CLASS R5 SHARES
GREENWOOD VLG, CO 80111-5002

VANGUARD FIDUCIARY TRUST CO	17.20% OF CLASS R5 SHARES
PO BOX 2600 VM 613
VALLEY FORGE, PA 19482-2600

VOYA RETIREMENT INS & ANNUITY CO	8.51% OF CLASS R5 SHARES
1 ORANGE WAY B3N
WINDSOR, CT 06095-4773

APPENDIX D - PORTFOLIO MANAGER(S)

Compensation–MFS

Portfolio manager compensation is reviewed annually. As of December 31, 2014, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2014, the following benchmarks were used to measure the following portfolio managers’ performance for the following Funds:

Fund	Portfolio Manager	Benchmark(s)
MFS Commodity Strategy Fund	James J. Calmas	Barclays 1-3 Government/Credit Index

	Benjamin Nastou	Bloomberg Commodity Index
Lipper Commodities General Funds

	Natalie I. Shapiro	Bloomberg Commodity Index
Lipper Commodities General Funds

MFS Emerging Markets Debt Local Currency Fund	Ward Brown	JPMorgan Government Bond Index
Emerging Markets Global Diversified
Lipper Emerging Markets Local Currency Debt Funds

	Matthew W. Ryan	JPMorgan Government Bond Index
Emerging Markets Global Diversified
Lipper Emerging Markets Local Currency Debt Funds

MFS Equity Opportunities Fund	Matthew W. Krummell	Russell 1000 Index
Lipper Multi-Cap Core Funds

MFS Global Alternative Strategy Fund	Benjamin Nastou	Barclays 1-3 Year U.S. Treasury Bond Index
Lipper Mixed-Asset Target Allocation Growth Funds

	Natalie I. Shapiro	Barclays 1-3 Year U.S. Treasury Bond Index
Lipper Mixed-Asset Target Allocation Growth Funds

MFS Global Equity Fund	David Mannheim	MSCI World Index
Lipper Global Funds
Lipper Global Multi-Cap Core Funds
Lipper Global Large-Cap Core Funds

	Roger Morley	MSCI World Index
Lipper Global Funds
Lipper Global Multi-Cap Core Funds
Lipper Global Large-Cap Core Funds

MFS Global Growth Fund	David A. Antonelli	MSCI All Country World Growth Index
MSCI All Country World Index
Lipper Global Funds
Lipper Global Multi-Cap Growth Funds
Lipper Global Large-Cap Growth Funds

	Jeffery C. Constantino	MSCI All Country World Growth Index
MSCI All Country World Index
Lipper Global Funds
Lipper Global Multi-Cap Growth Funds
Lipper Global Large-Cap Growth Funds

MFS Global Total Return Fund	Nevin P. Chitkara	MSCI World Index MSCI World Value Index Lipper Global Funds Lipper Global Large-Cap Value Equity Funds

	Pablo De La Mata	MSCI World Index MSCI World Value Index Lipper Global Funds Lipper Global Large-Cap Value Equity Funds

	Pilar Gomez-Bravo	Barclays Global Aggregate Credit Bond Index

	Steven R. Gorham	MSCI World Index MSCI World Value Index Lipper Global Funds Lipper Global Large-Cap Value Equity Funds

	Richard O. Hawkins	Barclays Global Aggregate Bond Index

	Robert D. Persons	Barclays Global Aggregate Credit Bond Index

	Jonathan W. Sage	Russell 1000 Value Index

	Benjamin Stone	MSCI World Index MSCI World Value Index Lipper Global Funds Lipper Global Large-Cap Value Equity Funds

	Erik S. Weisman	Barclays Global Aggregate Bond Index

MFS Inflation-Adjusted Bond Fund	Erik S. Weisman	Barclays U.S. Treasury Inflation Protected Securities Index Lipper Inflation Protected Bond Funds

MFS Strategic Income Fund	James J. Calmas

Barclays U.S. Credit Bond Index
Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index
JP Morgan Emerging Market Bond Index Global
Citigroup World Government Bond Non-Dollar Hedged Index
Citigroup World Government Bond Non-Dollar Index
Barclays U.S. Government/Mortgage Bond Index
Lipper Multi-Sector Income Funds

	William J. Adams	Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index

	Ward Brown	JPMorgan Emerging Markets Bond Index Global

	David P. Cole	Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index

	Robert D. Persons	Barclays U.S. Aggregate Bond Index

	Matthew W. Ryan	JP Morgan Emerging Markets Bond Index Global

	Erik S. Weisman	Citigroup World Government Bond Non-Dollar Index

MFS Utilities Fund	Claude P. Davis	Standard & Poor’s 500 Utilities Index
Fixed Weight Telecom/Utilities
Lipper Utilities Funds

	Maura Shaughnessy	Standard & Poor’s 500 Utilities Index
Fixed Weight Telecom/Utilities
Lipper Utilities Funds

Additional or different benchmarks, including versions of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management.  A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates.  During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Compensation – UBS

UBS’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients and other stakeholders.

In general, the total compensation received by the portfolio managers and analysts at UBS, including the portfolio managers for MFS Global Alternative Strategy Fund, consists of two elements: a fixed component (base salary and benefits) and an annual discretionary performance award.

Fixed component (base salary and benefits):

•                                          Set with the aim of being competitive in the industry and monitored and adjusted periodically with reference to the relevant local labor market in order to remain so.

•                                          The fixed component is used to recognize the experience, skills and knowledge that each portfolio manager and analyst brings to their role.

Performance award:

•                                          Determined annually on a discretionary basis.

•                                          Based on the individual’s financial and non-financial contribution—as assessed through a rigorous performance assessment process—as well as the performance of their respective function, of UBS Global Asset Management and of UBS as a whole.

•                                          Delivered in cash and, when total compensation is over a defined threshold, partly in deferral vehicles.

•                                          For awards subject to deferral, the deferred amount is calculated using graduated marginal deferral rates, which increase as the value of the performance award increases.

•                                          Deferred amounts are then delivered via two deferral vehicles – 75% in the UBS Global Asset Management Equity Ownership Plan (Global AM EOP) and 25% in the Deferred Contingent Capital Plan (DCCP):

•                  Global AM EOP awards generally vest over five years with 40%  of the award vesting in year two, 40% in year three and 20% in year five, provided the vesting conditions, including  continued service, are met and the awards have not been forfeited on or before the vesting dates. The Notional Funds awarded under the Global AM EOP are aligned to selected UBS Global Asset Management funds. They provide for a high level of transparency and correlation between an employee’s compensation and the investment performance of UBS Global Asset Management. This alignment with UBS Global Asset Management funds enhances the alignment of investment professionals’ and other employees’ interests with those of our clients.

•                  The DCCP is a new mandatory deferral plan introduced for performance year 2012.  Awards under the DCCP vest 100% in year five, subject to vesting conditions, including continued employment, and subject to forfeiture.

UBS believes these deferral plans reinforce the critical importance of creating long-term business value, with both plans serving as alignment and retention tools.

Investment professionals’ discretionary performance awards are correlated with the investment performance of relevant client portfolios versus benchmark or other investment objectives and, where appropriate, peer strategies over one, three and five years. This is to ensure that long-term performance is the focus and that the interests of the portfolio managers are aligned with those of clients.

For analysts, performance awards are, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years. This is coupled with a qualitative assessment of their contribution considering factors such as the quality of their research, stock recommendations and their communication within and between teams and with portfolio managers.

Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the Fund’s fiscal year ended October 31, 2014. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Fund	Portfolio Manager	Dollar Range of Equity Securities in the Fund
MFS Commodity Strategy Fund#	James J. Calmas	N
	Benjamin Nastou	N
	Natalie I. Shapiro	N

MFS Emerging Markets Debt Local Currency Fund	Ward Brown	A
	Matthew W. Ryan	N

MFS Equity Opportunities Fund	Matthew W. Krummell	E

MFS Global Alternative Strategy Fund	Benjamin Nastou	N
	Natalie I. Shapiro	D
	Curt Custard	N
	Jonathan Davies	N
	Andreas Koester	N

MFS Global Equity Fund	David Mannheim	F
	Roger Morley	N

MFS Global Growth Fund	David A. Antonelli	D
	Jeffery C. Constantino	E

MFS Global Total Return Fund	Nevin P. Chitkara	D
	Pablo De La Mata	N
	Pilar Gomez-Bravo	N
	Steven R. Gorham	F
	Richard O. Hawkins	D
	Robert D. Persons	N
	Johnathan W. Sage(*)	N
	Benjamin Stone	N
	Erik S. Weisman	C

MFS Inflation-Adjusted Bond Fund	Erik S. Weisman	B

MFS Strategic Income Fund	James J. Calmas	D
	William J. Adams	D
	Ward Brown	N
	David P. Cole	N
	Robert D. Persons	N

Fund	Portfolio Manager	Dollar Range of Equity Securities in the Fund
	Matthew W. Ryan	B
	Erik S. Weisman	B

MFS Utilities Fund	Claud P. Davis	N
	Maura A. Shaughnessy	F

(*)Mr. Sage became a Portfolio Manager of MFS Global Total Return Fund on December 1, 2014. Information is as of December 31, 2014.

#Shares of the MFS Commodity Strategy Fund generally are available only to funds distributed by MFD; therefore, Portfolio Managers are not eligible to invest in the Fund.

Other Accounts

In addition to the Fund, each portfolio manager of the Fund is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate.  The number and assets of these accounts were as follows as of the fiscal year ended October 31, 2014:

Fund	Portfolio Manager	Category of Accounts Managed	Number of Accounts	Total Assets

MFS Commodity Strategy Fund	Benjamin Nastou	Registered Investment Companies[1]	5	$2.2 billion
		Other Pooled Investment Vehicles	2	$136.4 million
		Other Accounts	0	Not Applicable

	James Calmas	Registered Investment Companies[1]	8	$4.4 billion
		Other Pooled Investment Vehicles	2	$971.1 million
		Other Accounts	0	Not Applicable

	Natalie Shapiro	Registered Investment Companies[1]	5	$2.2 billion
		Other Pooled Investment Vehicles	3	$186.7 million
		Other Accounts	0	Not Applicable

MFS Emerging Markets Debt Local Currency Fund	Ward Brown	Registered Investment Companies[2]	12	$11.6 billion
		Other Pooled Investment Vehicles	8	$4.1 billion
		Other Accounts	6	$1.4 billion

	Matthew Ryan	Registered Investment Companies[2]	14	$12.4 billion
		Other Pooled Investment Vehicles	9	$5.0 billion
		Other Accounts	6	$1.4 billion

MFS Equity Opportunities Fund	Matthew Krummell	Registered Investment Companies[2]	11	$4.5 billion
		Other Pooled Investment Vehicles	2	$205.1 million
		Other Accounts	10	$3.5 billion

MFS Global Alternative Strategy Fund	Benjamin Nastou	Registered Investment Companies[2]	5	$2.2 billion
		Other Pooled Investment Vehicles	2	$136.4 million
		Other Accounts	0	Not Applicable

	Natalie Shapiro	Registered Investment Companies[2]	5	$2.2 billion
		Other Pooled Investment Vehicles	3	$186.7 million
		Other Accounts	0	Not Applicable

MFS Global Equity Fund	David Mannheim	Registered Investment Companies[2]	6	$4.9 billion
		Other Pooled Investment Vehicles	15	$24.3 billion
		Other Accounts	102	$44.6 billion

	Roger Morley	Registered Investment Companies[2]	6	$4.9 billion
		Other Pooled Investment Vehicles	16	$24.3 billion
		Other Accounts	102	$44.6 billion

Fund	Portfolio Manager	Category of Accounts Managed	Number of Accounts	Total Assets
MFS Global Growth Fund	David Antonelli	Registered Investment Companies[2]	9	$11.9 billion
		Other Pooled Investment Vehicles	9	$3.8 billion
		Other Accounts	32	$11.6 billion

	Jeffrey Constantino	Registered Investment Companies[2]	9	$8.5 billion
		Other Pooled Investment Vehicles	5	$1.2 billion
		Other Accounts	17	$4.3 billion

MFS Global Total Return Fund	Benjamin Stone	Registered Investment Companies[2]	9	$26.7 billion
		Other Pooled Investment Vehicles	8	$8.8 billion
		Other Accounts	33	$8.7 billion

	Erik Weisman	Registered Investment Companies[2]	11	$6.6 billion
		Other Pooled Investment Vehicles	3	$3.4 billion
		Other Accounts	1	$97.2 million

	Nevin Chitkara	Registered Investment Companies[2]	18	$61.5 billion
		Other Pooled Investment Vehicles	8	$6.3 billion
		Other Accounts	42	$17.4 billion

	Pablo de la Mata	Registered Investment Companies[2]	9	$26.7 billion
		Other Pooled Investment Vehicles	8	$8.8 billion
		Other Accounts	33	$8.7 billion

	Pilar Gomez-Bravo	Registered Investment Companies[2]	4	$3.6 billion
		Other Pooled Investment Vehicles	3	$3.3 billion
		Other Accounts	1	$97.2 million

	Richard Hawkins	Registered Investment Companies[2]	10	$18.1 billion
		Other Pooled Investment Vehicles	3	$3.4 billion
		Other Accounts	2	$127.1 million

	Robert Persons	Registered Investment Companies[2]	11	$14.2 billion
		Other Pooled Investment Vehicles	5	$4.0 billion
		Other Accounts	2	$266.8 million

	Steven Gorham	Registered Investment Companies[2]	17	$61.4 billion
		Other Pooled Investment Vehicles	8	$6.3 billion
		Other Accounts	42	$17.4 billion

	Jonathan Sage[3] (Became a Portfolio Manager of the Fund on December 1, 2014)	Registered Investment Companies[4]	11	$17.0 billion
		Other Pooled Investment Vehicles	8	$4.0 billion
		Other Accounts	21	$7.5 billion

MFS Inflation-Adjusted Bond Fund	Erik Weisman	Registered Investment Companies[2]	11	$6.6 billion
		Other Pooled Investment Vehicles	3	$3.4 billion
		Other Accounts	1	$97.2 million

MFS Strategic Income Fund	David Cole	Registered Investment Companies[2]	12	$8.0 billion
		Other Pooled Investment Vehicles	2	$952.5 million
		Other Accounts	1	$109.9 million

	Erik Weisman	Registered Investment Companies[2]	11	$6.6 billion
		Other Pooled Investment Vehicles	3	$3.4 billion
		Other Accounts	1	$97.2 million

	James Calmas	Registered Investment Companies[2]	8	$4.4 billion
		Other Pooled Investment Vehicles	2	$971.1 million
		Other Accounts	0	Not Applicable

	Ward Brown	Registered Investment Companies[2]	12	$11.6 billion
		Other Pooled Investment Vehicles	8	$4.1 billion

Fund	Portfolio Manager	Category of Accounts Managed	Number of Accounts	Total Assets
		Other Accounts	6	$1.4 billion

	Matthew Ryan	Registered Investment Companies[2]	14	$12.4 billion
		Other Pooled Investment Vehicles	9	$5.0 billion
		Other Accounts	6	$1.4 billion

	Robert Persons	Registered Investment Companies[2]	11	$14.2 billion
		Other Pooled Investment Vehicles	5	$4.0 billion
		Other Accounts	2	$266.8 million

	William Adams	Registered Investment Companies[2]	13	$8.0 billion
		Other Pooled Investment Vehicles	4	$1.2 billion
		Other Accounts	1	$109.9 million

MFS Utilities Fund	Claud Davis	Registered Investment Companies[2]	5	$10.5 billion
		Other Pooled Investment Vehicles	0	Not Applicable
		Other Accounts	3	$753.7 million

	Maura Shaughnessy	Registered Investment Companies[2]	5	$10.5 billion
		Other Pooled Investment Vehicles	0	Not Applicable
		Other Accounts	0	Not Applicable

1 Includes the Fund, but does not include the assets of MFS Commodity Securities Portfolio.

2 Includes the Fund.

3 Account information is as of December 31, 2014.

4 Does not include the Fund.

Other Accounts - UBS

Fund	Portfolio Manager	Category of Accounts Managed	Number of Accounts	Total Assets (millions)
MFS Global Alternative Strategy Fund	Curt Custard	Registered Investment Companies	9	$2,471
		Other Pooled Investment Vehicles	14	$6,825
		Other Accounts	6	$12,090

	Jonathan Davies	Registered Investment Companies	6	$2,150
		Other Pooled Investment Vehicles	12	$6,785
		Other Accounts	7	$12,084	*

	Andreas Koester	Registered Investment Companies	6	$1,478
		Other Pooled Investment Vehicles	14	$6,825
		Other Accounts	6	$12,084	**

Assets Managed is shown in millions.

* Two accounts were calculated at the GBP to USD exchange rate as of October 31, 2014, of 1.6001

** One account was calculated at the EUR to USD exchange rate as of October 31, 2014, of 1.2613

With respect to the accounts identified in the table above, Mr. De La Mata manages 2 other accounts with assets totaling $691 million, Mr. Mannheim manages 12 other accounts with assets totaling $3.8 billion, Mr. Morley manages 12 other accounts with assets totaling $3.8 billion, and Mr. Stone manages 2 other accounts with assets totaling $691 million for which the advisory fees are based in part on the performance of the accounts. Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager’s compensation is not determined by reference to the level of performance fees received by MFS.

Potential Conflicts of Interest

For the purposes of this section, all references to “Adviser” shall include UBS with respect to the portion of the MFS Global Alternative Strategy Fund for which UBS provides investment advisory services.

The Adviser seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts.

MFS

In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of the Adviser or its subsidiaries with similar investment objectives. The Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Adviser or its subsidiaries.  A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments.  Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed.  The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.

The Adviser and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

UBS

The portfolio management team’s management of a portion of the assets of MFS Global Alternative Strategy Fund and other accounts could result in potential conflicts of interest if MFS Global Alternative Strategy Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including MFS Global Alternative Strategy Fund. A portfolio manager and his or her team manage MFS Global Alternative Strategy Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, MFS Global Alternative Strategy Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS has adopted a Code of Ethics that governs such personal trading but there is no assurance that the Code will adequately address all such conflicts.

UBS Group AG is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS and UBS Group AG (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of MFS Global Alternative Strategy Fund are engaged in businesses and have interests other than that of managing MFS Global Alternative Strategy Fund. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by MFS Global Alternative Strategy Fund.

UBS may purchase or sell, or recommend for purchase or sale, for MFS Global Alternative Strategy Fund or its other accounts securities of companies: (i) with respect to which its affiliates act as an investment banker or financial adviser; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS may recommend to MFS Global Alternative Strategy Fund or its other clients, or purchase for MFS Global Alternative Strategy Fund or its other clients, securities of issuers in which UBS Group AG has an interest as described in this paragraph.

From time to time and subject to client approval, UBS may rely on certain affiliates to execute trades for MFS Global Alternative Strategy Fund or its other accounts.  For each security transaction effected by broker-dealer affiliates of UBS Group AG (“UBS Brokers”), UBS may compensate and UBS Brokers may retain such compensation for effecting the transaction, and UBS may receive affiliated group credit for generating such business.

Transactions undertaken by UBS Brokers or client accounts managed by UBS (“Client Accounts”) may adversely impact MFS Global Alternative Strategy Fund. UBS and one or more Client Accounts may buy or sell positions while MFS Global Alternative Strategy is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage MFS Global Alternative Strategy Fund.

UBS and its advisory affiliates utilize a common portfolio and trading platform for its clients. Certain investment professionals and other employees of UBS are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS’s personnel also provide research and trading support to personnel of certain advisory affiliates.  Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS and its advisory affiliates, UBS and its advisory affiliates maintain an aggregated soft dollar budget. Therefore, research services that benefit UBS’s clients may be paid for with commissions generated by clients of its advisory affiliates. Similarly, research services paid for by commissions generated by UBS’s clients may benefit advisory affiliates and their clients. UBS does not allocate the relative costs or benefits of research received from brokers or dealers among its clients because UBS believes that the research received is, in the aggregate, of assistance in fulfilling UBS’s overall responsibilities to its clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. For example, equity research may be used for fixed income funds and accounts.

While we select brokers primarily on the basis of the execution capabilities, UBS, in its discretion, may cause a client to pay a commission to brokers or dealers for effecting a transaction for that client in excess of the amount another broker or dealer would have charged for effecting that transaction.  This may be done when we have determined in good faith that the commission is reasonable in relation to the value of the execution, brokerage and/or research services provided by the broker. Our arrangements for the receipt of research services from brokers may create conflicts of interest, in that we have an incentive to choose a broker or dealer that provides research services, instead of one that charges a lower commission rate but does not provide any research.

APPENDIX E - PROXY VOTING POLICIES AND PROCEDURES

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2015

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”).  References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.                                    Voting Guidelines;

B.                                    Administrative Procedures;

C                                       Records Retention; and

D                                       Reports.

A.                                    VOTING GUIDELINES

1.                                      General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies.  Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings.  However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal.  Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal.  In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account.  From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients.  These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients.  If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients.  The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2.              MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of “independent” directors.  While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.”

MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications.  In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from  shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda, (including those related to net-operating loss carry-forwards); (4) the board or relevant committee has failed to adequately oversee risk by allowing the hedging and/or significant pledging of company shares by executives;  or (5) there are governance concerns with a director or issuer.

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues - Advisory Votes on Executive Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

Classified Boards

MFS generally supports proposals to declassify a board (i.e.; a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Proxy Access

MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement (“Proxy Access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis.  In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent’s rationale for seeking Proxy Access.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders.  As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%.  However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval.  MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives.  However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives.  Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, (ii) expressly prohibit the backdating of stock options, and (iii) prohibit the acceleration of vesting of equity awards upon a broad definition of a “change-in-control” (e.g.; single or modified single-trigger).

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an advisory vote on executive compensation if MFS determines that the issuer has adopted excessive executive compensation practices and will vote in favor of an advisory vote on executive compensation if MFS has not determined that the issuer has adopted excessive executive compensation practices. Examples of excessive executive compensation practices may include, but are not limited to, a pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, unnecessary perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees.  MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/ majority of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds.  MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders.  These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter.  MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met:  (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).  MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure.  MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock.  Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan.  In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis.  Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting.  In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company.  Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company.  MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor.  MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Business

MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.

Adjourn Shareholder Meeting

MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting’s agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting’s agenda.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders.  For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis.  As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading.  MFS typically supports proposals for an independent board chairperson. However, we may not support such proposals if we determine there to be an appropriate and effective counter-balancing leadership structure in place (e.g.; a strong, independent lead director with an appropriate level of powers and duties). For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments.  However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders.  Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues.  Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. In such circumstances, we will vote against director nominee(s). Also, certain markets outside of the U.S. have adopted best practice guidelines relating to corporate governance matters (e.g. the United Kingdom’s Corporate Governance Code). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory. In some circumstances, MFS may submit a vote to abstain from certain director nominees or the relevant ballot items if we have concerns with the nominee or ballot item, but do not believe these concerns rise to the level where a vote against is warranted.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation.  MFS will vote against such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value. We may alternatively submit an abstention vote on such proposals in circumstances where our executive compensation concerns are not as severe.

Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law.   Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision. For any ballot item where MFS wishes to express a more moderate level of concern than a vote of against, we will cast a vote to abstain.

In accordance with local law or business practices, some foreign companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”).  Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company.  While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date.  Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent).  Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time.  For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items.  Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B.                                    ADMINISTRATIVE PROCEDURES

1.                                      MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments.  The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales.  The MFS Proxy Voting Committee:

a.                                      Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.                                      Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.                                       Considers special proxy issues as they may arise from time to time.

2.                                      Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist.  In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures,  (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); or (v) MFS evaluates a director nominee who also serves as a director of the MFS Funds (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.                                      Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

1  For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

b.                                      If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.                                       If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.                                      For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests.  A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units.  The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.’s (“ISS”) benchmark policy, or as required by law.

Except as described in the MFS Fund’s prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund.  If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS, MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3.                                      Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”).  Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself.  This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions.  Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS.  The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed.  Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots.  When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system.  The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company.  If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.                                      Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures.  The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS.  With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. MFS may also use other research tools in order to identify the circumstances described above. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote.  In limited types of votes (e.g. mergers and acquisitions, capitalization matters, potentially excessive executive compensation issues, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.2  However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.  Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.                                      Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

6.                                      Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program.  In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares.  However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted.  If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

2  From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation.  If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

7.                                      Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest.  From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters.  A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C.                                    RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee.  All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.                                    REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds.  These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”) ; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues.  Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

APPENDIX F - CERTAIN SERVICE PROVIDER COMPENSATION

Compensation paid by the Fund for advisory services, and paid by MFS for sub-advisory services,  administrative services, program management services (if applicable), transfer agency-related services, and the amount of Shareholder Servicing Payments paid by MFSC to service providers, over the specified periods is set forth below.  The amount paid by the Fund for transfer-agency related services includes reimbursements for expenses incurred by MFSC on behalf of the Fund, and, for Participating Funds, payments made pursuant to the Special Servicing Agreement.  The amount of Shareholder Servicing Payments paid by MFSC to service providers includes, for Participating Funds, payments made pursuant to the Special Servicing Agreement attributable to Shareholder Servicing Payments.

Fund	Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency-Related Expenses	Amount of Shareholder Servicing Payments Paid by MFSC to Service Providers	Amount Paid to MFS for General Administrative Services	Amount Paid to MFD for Program Management Services

MFS Commodity Strategy Fund	October 31, 2014[1]	$2,053,225	$12,976	$83	$0	$42,861	Not Applicable
	April 30, 2014	$3,571,107	$7,509	$152	$0	$67,978	Not Applicable
	April 30, 2013	$2,613,591	$0	$249	$0	$57,150	Not Applicable

MFS Emerging Markets Debt Local Currency Fund	October 31, 2014[2]	$68,965	$453	$3,578	$2,857	$4,411	Not Applicable
	July 31, 2014	$279,944	$947	$20,635	$16,413	$17,502	Not Applicable
	July 31, 2013	$352,630	$78	$11,075	$7,568	$17,989	Not Applicable

MFS Equity Opportunities Fund	October 31, 2014	$3,396,690	$16,555	$294,208	$197,706	$69,194	Not Applicable
	October 31, 2013	$1,376,947	$516	$209,324	$128,179	$33,991	Not Applicable
	October 31, 2012	$1,135,110	$0	$241,768	$136,436	$32,361	Not Applicable

MFS Global Alternative Strategy Fund	October 31, 2014	$2,837,937	$11,458	$177,246	$139,021	$51,793	Not Applicable
	October 31, 2013	$1,548,547	$532	$130,920	$90,419	$32,469	Not Applicable
	October 31, 2012	$706,576	$0	$115,212	$74,269	$21,672	Not Applicable

MFS Global Equity Fund	October 31, 2014	$15,636,117	$69,404	$1,130,347	$783,836	$251,426	Not Applicable
	October 31, 2013	$10,630,011	$3,551	$935,400	$587,391	$161,357	Not Applicable
	October 31, 2012	$6,832,021	$0	$845,273	$438,413	$120,995	Not Applicable

MFS Global Growth Fund	October 31, 2014	$2,069,754	$8,450	$308,178	$135,779	$40,266	Not Applicable
	October 31, 2013	$1,902,835	$568	$328,152	$131,905	$37,452	Not Applicable
	October 31, 2012	$1,768,138	$0	$385,040	$132,190	$38,971	Not Applicable

MFS Global Total Return Fund	October 31, 2014	$10,155,019	$948,796	$1,088,052	$779,662	$179,259	Not Applicable
	October 31, 2013	$7,974,680	$473,551	$1,031,710	$701,939	$135,681	Not Applicable
	October 31, 2012	$6,692,913	$297,806	$1,077,075	$649,153	$131,732	Not Applicable

MFS Inflation-Adjusted Bond Fund	October 31, 2014	$5,224,907	$38,319	$963,062	$638,172	$143,950	Not Applicable
	October 31, 2013	$4,655,621	$2,523	$1,031,486	$662,327	$126,672	Not Applicable
	October 31, 2012	$3,750,734	$0	$939,222	$511,159	$119,595	Not Applicable

MFS Strategic Income Fund	October 31, 2014	$1,940,391	$174,549	$350,439	$169,734	$52,324	Not Applicable
	October 31, 2013	$1,974,489	$165,481	$404,159	$199,791	$52,099	Not Applicable

F - 1

Fund	Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency-Related Expenses	Amount of Shareholder Servicing Payments Paid by MFSC to Service Providers	Amount Paid to MFS for General Administrative Services	Amount Paid to MFD for Program Management Services
	October 31, 2012	$1,835,857	$152,987	$436,563	$176,944	$54,887	Not Applicable

MFS Utilities Fund	October 31, 2014	$33,614,152	$0	$4,612,431	$3,427,122	$516,576	Not Applicable
	October 31, 2013	$29,023,084	$0	$5,648,056	$4,261,886	$508,067	Not Applicable
	October 31, 2012	$25,454,545	$0	$5,346,645	$3,568,069	$594,665	Not Applicable

1 The fund changed its fiscal year end from April 30 to October 31 effective for the period ending October 31, 2014.

2 The fund changed its fiscal year end from July 31 to October 31 effective for the period ending October 31,2014.

Service Provider Compensation Paid to UBS

Fund	Fiscal Year Ended	Amount Paid by MFS to UBS for Sub-Advisory Services

MFS Global Alternative Strategy Fund	October 31, 2014	$888,677
	October 31, 2013	$483,650
	October 31, 2012	$219,692

F - 2

APPENDIX G - SALES CHARGES

The following sales charges were paid during the specified periods:

		Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fund	Fiscal Year Ended	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares	Class C Shares

MFS Commodity Strategy Fund	October 31, 2014[1]	$0	$0	$0	$0	Not Applicable	Not Applicable
	April 30, 2014	$0	$0	$0	$0	Not Applicable	Not Applicable
	April 30, 2013	$0	$0	$0	$0	Not Applicable	Not Applicable

MFS Emerging Markets Debt Local Currency Fund	October 31, 2014[2]	$1,100	$210	$890	$0	$0	$10
	July 31, 2014	$17,340	$3,214	$14,126	$12,752	$0	$868
	July 31, 2013	$63,622	$11,792	$51,830	$0	$25	$289

MFS Equity Opportunities Fund	October 31, 2014	$1,716,070	$274,046	$1,442,024	$3,771	$15,178	$13,227
	October 31, 2013	$442,376	$70,969	$371,407	$5,678	$16,232	$1,552
	October 31, 2012	$161,286	$25,508	$135,778	$65	$20,802	$1,749

MFS Global Alternative Strategy Fund	October 31, 2014	$175,183	$29,013	$146,170	$0	$12,824	$5,751
	October 31, 2013	$37,652	$19,273	$108,379	$0	$10,706	$2,672
	October 31, 2012	$74,230	$11,536	$62,694	$5,000	$6,329	$688

MFS Global Equity Fund	October 31, 2014	$2,176,526	$354,825	$1,821,701	$5,964	$25,849	$18,762
	October 31, 2013	$1,975,576	$319,894	$1,655,682	$584	$14,713	$9,806
	October 31, 2012	$509,784	$83,531	$426,253	$38,592	$19,816	$3,288

MFS Global Growth Fund	October 31, 2014	$267,034	$43,826	$223,208	$165	$7,911	$715
	October 31, 2013	$196,422	$32,606	$163,816	$158	$5,578	$583
	October 31, 2012	$78,485	$12,703	$65,782	$168	$9,081	$901

MFS Global Total Return Fund	October 31, 2014	$4,214,721	$712,138	$3,502,583	$5,913	$93,937	$43,432
	October 31, 2013	$2,900,953	$492,568	$2,408,385	$4,835	$95,142	$12,237
	October 31, 2012	$2,373,570	$390,101	$1,983,469	$3,053	$83,184	$10,805

MFS Inflation-Adjusted Bond Fund	October 31, 2014	$90,784	$16,126	$74,658	$63,620	$48,257	$2,807
	October 31, 2013	$458,268	$80,963	$377,305	$23,209	$70,917	$16,294
	October 31, 2012	$966,714	$174,181	$792,533	$26,828	$49,072	$14,579

MFS Strategic Income Fund	October 31, 2014	$623,419	$111,617	$511,802	$3,788	$47,679	$5,364
	October 31, 2013	$726,902	$133,758	$593,144	$3,297	$47,105	$3,937
	October 31, 2012	$516,417	$92,292	$424,125	$2,828	$29,282	$6,418

MFS Utilities Fund	October 31, 2014	$13,424,530	$2,129,762	$11,294,768	$34,017	$277,389	$82,885
	October 31, 2013	$9,602,545	$1,514,945	$8,087,600	$42,379	$358,883	$85,448
	October 31, 2012	$9,739,938	$1,512,319	$8,227,619	$53,609	$302,843	$73,194

1 The fund changed its fiscal year end from April 30 to October 31 effective for the period ending October 31, 2014.

G - 1

2 The fund changed its fiscal year end from July 31 to October 31 effective for the period ending October 31, 2014.

G - 2

APPENDIX H - WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which the initial sales charge (“ISC”) and/or the CDSC is waived for the MFS Funds’ share classes.  Some of the following information will not apply to certain Funds, depending on which classes of shares are offered by that Fund.  In order to qualify for a sales charge waiver, you must advise MFSC that you are eligible for the waiver at the time of purchase and/or redemption.  The Fund, MFS, and their affiliates reserve the right to eliminate, modify, and add waivers at any time at their discretion.

Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the exchanged fund and the original purchase date of the shares subject to the CDSC.  If you exchange your shares out of MFS U.S. Government Money Market Fund into Class A shares of any other MFS Fund, or if you exchange your shares out of MFS U.S. Government Cash Reserve Fund into Class A shares or Class 529A shares of any other MFS Fund, you will pay the initial sales charge, if applicable, if you have not already paid this charge on these shares. You will not pay the charge if: the shares exchanged from either MFS Fund were acquired by an exchange from any other MFS Fund; the shares exchanged from either MFS Fund were acquired by automatic investment of distributions from any other MFS Fund; or the shares being exchanged would have, at the time of purchase, been eligible for purchase at net asset value had you invested directly in the MFS Fund into which the exchange is being made.

For purchases of Class A or Class C shares pursuant to the Reinstatement Privilege described in the Prospectus, any CDSC paid upon redemption of Class A shares or Class C shares will be credited to your account, and your new Class A or Class C shares will be subject to a CDSC according to the CDSC schedule applicable to your original shares.

In addition, transfers, rollovers, or other transactions from an account to a second account that purchases shares of the same class of the same Fund will not be charged the CDSC or ISC, as applicable, provided that the redemption order from the first account and the purchase order for the second account are combined into a single order for the transfer, rollover, or other transaction, and MFSC has available to it the necessary information about the CDSC applicable to the first account.  Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the fund in the first account and the original purchase date of the shares subject to the CDSC.

As used in this Appendix, the term “ESP” refers to employer sponsored plans; the term “SRO” refers to salary reduction only plans; the term “Employer Retirement Plans” includes 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans any of whose accounts are maintained by the Fund at an omnibus level; the term “IRA” refers to traditional, Roth, rollover, SEP and SIMPLE IRAs; and the term “ERISA” refers to the Employment Retirement Income Security Act of 1974, as amended.

In this Appendix, all references to Class A Shares shall also apply to Class A1 Shares and all references to Class B Shares shall also apply to Class B1 Shares.

GENERAL WAIVERS

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
A. Distribution Reinvestment
• Shares acquired through dividend or capital gain reinvestment.	Ö	Ö	Ö	Ö
• Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any MFS Fund in the Funds pursuant to the Distribution Investment Program.	Ö	Ö	Ö	Ö
B. Affiliates of Funds/Certain Financial Advisers
• Shares acquired by officers, eligible directors, employees (including former employees) and agents of MFS, Sun Life Financial, or any of their subsidiary companies.	Ö	Ö	Ö	Ö
• Shares acquired by trustees and former trustees of any investment company for which MFD serves as distributor.	Ö	Ö	Ö	Ö
• Shares acquired by employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund.	Ö	Ö	Ö	Ö

• Shares acquired by certain family members of any such individual identified above and their spouses (or legal equivalent under applicable state law), and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the Fund which issued the shares.

	Ö	Ö	Ö	Ö

• Shares acquired by employees or registered representatives (including former employees) of financial intermediaries or an employee’s spouse (or legal equivalent under applicable state law) or employee’s children under the age of 21. For employees or registered representatives of financial intermediaries who established an account with MFS prior to May 1, 2006, shares acquired by certain family members of employees or registered representatives of financial intermediaries and their spouses (or legal equivalent under applicable state law), and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the Fund which issued the shares.

	Ö	Ö	Ö	Ö

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
• Shares acquired by institutional clients of MFS or MFS Institutional Advisors, Inc.	Ö	Ö	Ö	Ö
C. Involuntary Redemptions
• Shares redeemed at a Fund’s direction due to the small size of a shareholder’s account.		Ö	Ö	Ö
D. Bank Trust Departments and Law Firms

• Shares acquired by certain bank trust departments or law firms acting as trustee or manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.

	Ö	Ö
E. Investment of Proceeds From Certain Redemptions of Class I Shares

• The initial sales charge imposed on purchases of Class A or Class 529A shares and the contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A or Class 529A shares acquired of any MFS Fund through the immediate reinvestment of the proceeds of a redemption of Class I shares of any MFS Fund.

	Ö	Ö
F. Systematic Withdrawals

• Systematic withdrawals with respect to up to 10% per year of the account value (determined at the time of your first withdrawal under the plan(s), or January 3, 2007, with respect to Class B and Class 529B shares, or January 2, 2008, with respect to Class C and Class 529C shares, whichever is later). Effective January 4, 2016, systematic withdrawals with respect to up to 10% per year of the account value (determined at the time of your first withdrawal under the plan(s), or January 4, 2016, with respect to Class A shares, whichever is later).

		Ö	Ö	Ö
G. Death of Owner

• Shares redeemed on account of the death of the account owner (e.g., shares redeemed by the estate or any transferee of the shares from the estate) if the shares were held solely in the deceased individual’s name, or for the benefit of the deceased individual.

		Ö	Ö	Ö
H. Disability of Owner

• Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual’s name or for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to MFSC), or shares redeemed on account of the disability of the 529 account beneficiary.

		Ö	Ö	Ö
I. Asset-based Fee Programs
• Shares acquired by investors who purchase shares through asset-based fee programs available through financial intermediaries.	Ö	Ö
J. Insurance Company Separate Accounts
• Shares acquired by insurance company separate accounts.	Ö	Ö
K. No Commissions Paid
• Shares redeemed where MFD has not paid an up front commission with respect to the sale of the shares, provided that such arrangement meets certain conditions established by MFD from time to time.		Ö	Ö	Ö
L. Conversions
• In connection with a conversion from Class A shares to Class I shares of the same Fund.		Ö
• In connection with a conversion from Class I shares to Class A shares of the same Fund.	Ö
M. Exchanges
• The initial sales charge imposed on purchases of Class A is waived on shares purchased pursuant to an Automatic Exchange Plan as described in the Fund’s prospectus.	Ö
• The initial sales charge imposed on purchases of Class A is waived when shares are purchased by exchange from another MFS Fund as described in the Fund’s prospectus.	Ö
N. Reinstatement Privilege
• The initial sales charge imposed on purchases of Class A is waived when shares are purchased pursuant to the Reinstatement Privilege as described in the Fund’s prospectus.	Ö
O. Large Purchases

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC

• The initial sales charge imposed on purchases of Class A is waived on Class A purchases of $1 million or more (including pursuant to a Letter of Intent or Right of Accumulation) as described in the Fund’s prospectus.

Ö
P. Miscellaneous

• In connection with settlements reached between certain broker/dealers and the Financial Industry Regulatory Authority, SEC, and/or other regulatory bodies regarding sales of Class B and Class C shares in excess of certain dollar thresholds, the Fund will, at times, permit shareholders who are clients of these firms to redeem Class B and Class C shares of the Fund and concurrently purchase Class A shares without paying an initial sales charge.

Ö

• The initial sales charge imposed on purchases of Class A, and the CDSC imposed on certain redemptions of Class 529B and Class 529C shares, are waived where Class A, Class B and Class C shares are acquired following reinvestment of proceeds of a redemption of Class 529A, Class 529B and Class 529C, respectively, of the same Fund; provided however, that any applicable CDSC liability on the Class 529B or Class 529C shares redeemed will carry over to the Class B or Class C shares acquired for purposes of calculating the CDSC, the length of time you have owned your Class B or Class C shares will be measured from the date of the original purchase of the Class 529B or Class 529C shares redeemed.

	Ö		Ö	Ö

WAIVERS FOR RETIREMENT PLANS

Sales Charge Waived
Waiver Category	Class A ISC	Class A CDSC	Class B CDSC	Class C CDSC
A. General Waivers
• Employer Retirement Plans.	Ö	Ö
B. Benefit Responsive Waivers
• Distributions made from an IRA, SAR-SEP or a 403(b) SRO Plan pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended.		Ö	Ö	Ö
• Death, disability or retirement of 401(a) or ESP Plan participant, or death or disability of IRA owner, SAR-SEP Plan participant or 403(b) SRO Plan participant.		Ö	Ö	Ö

• Eligible participant distributions, such as distributions due to death, disability, financial hardship, retirement and termination of employment from nonqualified deferred compensation plans (excluding, however, a termination of a plan).

		Ö	Ö	Ö
• Loan from 401(a) or ESP Plan.		Ö	Ö	Ö
• Financial hardship (as defined in Treasury Regulation Section 1.401(k)-l(d)(2), as amended from time to time) for 401(a) Plans and ESP Plans.		Ö	Ö	Ö
• Termination of employment of 401(a) or ESP Plan participant (excluding, however, a termination of the Plan).		Ö	Ö	Ö
• Tax-free return of excess 401(a) Plan, ESP Plan, IRA or SAR-SEP contributions.		Ö	Ö	Ö
• Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.		Ö	Ö	Ö

• Distributions made on or after the 401(a) Plan participant, ESP Plan participant, IRA owner, SAR-SEP Plan participant or 403(b) SRO Plan participant, as applicable, has attained the age of 70½ years old, but only with respect to the minimum distribution under Code rules.

		Ö	Ö	Ö

WAIVERS FOR 529 TUITION PROGRAMS

Sales Charge Waived
Waiver Category	Class 529A ISC	Class 529B CDSC	Class 529C CDSC
A. Certain Sponsored Plans
• Shares acquired on behalf of a group, association or employer sponsored plan, if the Fund were offered as	Ö	Ö	Ö

Sales Charge Waived
Waiver Category	Class 529A ISC	Class 529B CDSC	Class 529C CDSC
an investment option by such group, association, or employer sponsored plan on July 1, 2009.
B. Investment Proceeds from certain Redemptions of Class A, Class B and Class C Shares

• The initial sales charge imposed on purchases of Class 529A shares, and the CDSC imposed on certain redemptions of Class A, Class B and Class C shares, are waived where Class 529A, Class 529B and Class 529C shares are acquired following the reinvestment of the proceeds of a redemption of Class A, Class B and Class C shares, respectively, of the same fund; provided however, that any applicable CDSC liability on the Class B or Class C shares redeemed will carry over to the Class 529B or Class 529C shares acquired and for purposes of calculating the CDSC, the length of time you have owned your Class 529B or Class 529C shares will be measured from the date of original purchase of the Class B or Class C shares redeemed.

	Ö	Ö	Ö
C. Administrative Service Arrangements

• Shares acquired by 529 tuition programs whose sponsors or administrators have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative or investment advisory services subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

Ö
D. Qualified Higher Education Expenses

• Shares redeemed where the redemption proceeds are used to pay for qualified higher education expenses, which include tuition, fees, books, supplies, equipment and room and board (see the program description for further information on qualified higher education expenses); however the CDSC will not be waived for redemptions where the proceeds are transferred or rolled over to another tuition program.

		Ö	Ö
E. Scholarship
• Shares redeemed where the account beneficiary has received a scholarship, up to the amount of the scholarship.		Ö	Ö
F. Death of 529 Plan Beneficiary
• Shares redeemed on account of the death of the 529 plan account beneficiary if the shares were held solely for the benefit of the deceased individual.		Ö	Ö
G. Transfers from Oppenheimer Funds 529 Plan

• Effective January 1, 2010, shares acquired as a result of the transfer of assets from the A Unit Class or B Unit Class in the Oppenheimer Funds 529 Plan to MFS 529 Savings Plan at the direction of the Oregon 529 College Savings Board.

Ö

• Effective January 1, 2010, shares redeemed that were acquired as a result of the transfer of assets from the C Unit Class in the Oppenheimer Funds 529 Plan to the MFS 529 Savings Plan at the direction of the Oregon 529 College Savings Board.

Ö

APPENDIX I - DISTRIBUTION PLAN PAYMENTS

The Fund has not adopted a Distribution Plan with respect to Class A1, Class I, Class R4, and Class R5 shares, as applicable. Amounts shown below do not reflect the rebate of a portion of each class’ service fee by MFD to each class. During the fiscal year ended October 31, 2014, the Fund accrued or paid the following expenses for Distribution Plan Payments:

		Amount of Distribution and/or Service Fees
Fund	Class of Shares	Accrued or Paid by Fund to MFD	Accrued or Paid by MFD to Financial Intermediaries	Retained by MFD

MFS Commodity Strategy Fund[1]	Class A Shares	$133	$0	$133
	Class B Shares[2]	Not Applicable	Not Applicable	Not Applicable
	Class C Shares[2]	Not Applicable	Not Applicable	Not Applicable
	Class R1 Shares[2]	Not Applicable	Not Applicable	Not Applicable
	Class R2 Shares[2]	Not Applicable	Not Applicable	Not Applicable
	Class R3 Shares[2]	Not Applicable	Not Applicable	Not Applicable

MFS Emerging Markets Debt Local Currency	Class A Shares	$2,857	$2,762	$95
	Class B Shares	$768	$115	$653
	Class C Shares	$4,506	$4,080	$426
Fund[3]	Class R1 Shares	$257	$10	$247
	Class R2 Shares	$543	$417	$126
	Class R3 Shares	$89	$25	$64

MFS Equity Opportunities	Class A Shares	$582,312	$541,996	$40,316
	Class B Shares	$159,296	$31,932	$127,364
Fund	Class C Shares	$814,604	$443,448	$371,156
	Class R1 Shares	$8,718	$7,240	$1,478
	Class R2 Shares	$3,040	$2,290	$750
	Class R3 Shares	$2,004	$1,615	$389

MFS Global Alternative Strategy Fund	Class A Shares	$266,777	$254,827	$11,950
	Class B Shares	$79,664	$14,108	$65,556
	Class C Shares	$363,504	$216,362	$147,142
	Class R1 Shares	$1,414	$197	$1,217
	Class R2 Shares	$4,179	$3,554	$625
	Class R3 Shares	$858	$546	$312

MFS Global Equity Fund	Class A Shares	$1,431,756	$1,373,974	$57,782
	Class B Shares	$260,514	$49,714	$210,800
	Class C Shares	$992,303	$513,649	$478,654
	Class R1 Shares	$37,448	$37,365	$83
	Class R2 Shares	$290,305	$289,736	$569
	Class R3 Shares	$195,888	$195,834	$54

I - 1

		Amount of Distribution and/or Service Fees
Fund	Class of Shares	Accrued or Paid by Fund to MFD	Accrued or Paid by MFD to Financial Intermediaries	Retained by MFD
MFS Global Growth Fund	Class A Shares	$470,157	$454,232	$15,925
	Class B Shares	$77,015	$16,767	$60,248
	Class C Shares	$136,541	$120,468	$16,073
	Class R1 Shares	$7,024	$6,111	$913
	Class R2 Shares	$16,833	$16,782	$51
	Class R3 Shares	$10,033	$9,974	$59

MFS Global Total Return Fund	Class A Shares	$1,823,743	$1,729,907	$93,836
	Class B Shares	$668,863	$145,151	$523,712
	Class C Shares	$2,789,620	$2,091,609	$698,011
	Class R1 Shares	$36,186	$36,071	$115
	Class R2 Shares	$51,833	$51,669	$164
	Class R3 Shares	$33,196	$33,140	$56

MFS Inflation-Adjusted Bond	Class A Shares	$114,024	$110,927	$3,097
	Class B Shares	$157,851	$25,760	$132,091
Fund	Class C Shares	$196,961	$177,246	$19,715
	Class R1 Shares	$7,352	$7,332	$20
	Class R2 Shares	$16,443	$16,391	$52
	Class R3 Shares	$4,189	$4,175	$14

MFS Strategic Income Fund	Class A Shares	$560,880	$538,456	$22,424
	Class B Shares	$369,416	$79,974	$289,442
	Class C Shares	$509,290	$446,114	$63,176

MFS Utilities Fund	Class A Shares	$8,460,528	$8,355,935	$104,593
	Class B Shares	$3,193,726	$672,073	$2,521,653
	Class C Shares	$10,210,422	$8,270,073	$1,940,349
	Class R1 Shares	$129,512	$129,309	$203
	Class R2 Shares	$626,336	$625,342	$994
	Class R3 Shares	$383,996	$383,474	$522

1 The fund changed its fiscal year end from April 30 to October 31 effective for the period ending October 31, 2014.

2 Currently not offered.

3 The fund changed its fiscal year end from July 31 to October 31 effective for the period ending October 31, 2014.

I - 2

APPENDIX J - FINANCIAL INTERMEDIARY COMPENSATION

This Appendix sets forth a description of the financial intermediary compensation for the MFS Funds.  Financial intermediaries receive various forms of compensation in connection with the sale of shares of the Fund and/or the servicing of shareholder accounts. Financial intermediaries may receive such compensation (i) in the form of up-front commissions and ongoing asset-based compensation paid by MFD based on sales charges received and expected to be received by MFD from shareholders, and Rule 12b-1 (“Distribution Plan”) distribution and service payments received by MFD from the Fund, (ii) in the form of 529 administrative services payments and shareholder servicing payments (for sub-accounting and other shareholder services) paid by MFD and/or one or more of its affiliates (for purposes of this section only, collectively, “MFD”) based on the receipt of such payments by MFD from the Fund, and (iii) in the form of payments paid from MFD’s own additional resources. In addition, financial intermediaries may benefit from payments made to other entities for consulting, research, or analytical services.

To the extent MFD’s payments to a financial intermediary are made from payments received by MFD from the MFS Funds, payments from MFD’s own additional resources to such intermediary may be reduced. In addition, to the extent financial intermediaries receiving such payments purchase shares of the Fund on behalf of their clients, MFD benefits from increased management and other fees with respect to those assets.

The types of payments described above are not exclusive. Accordingly, financial intermediaries may receive payments under all or any combination of the above-referenced categories. The compensation that financial intermediaries receive may vary by class of shares sold and among financial intermediaries. The amount of compensation that MFD pays to a financial intermediary can be significant. Depending upon the arrangements in place at any particular time, financial intermediaries may have a financial incentive to recommend a particular MFS Fund or share class or to recommend funds advised by MFS instead of other funds that do not pay such compensation or that pay lower amounts of compensation. In addition, the payments received by a financial intermediary may exceed the cost to the financial intermediary of selling the Fund and/or servicing the shareholder accounts.

Financial intermediaries may charge you additional fees and/or commissions. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries may categorize and disclose these arrangements differently than MFD does. Financial intermediaries (or their affiliates) that sell Fund shares may also act as brokers or dealers in connection with a Fund’s purchase or sale of portfolio securities. However, the Fund and MFS do not consider financial intermediaries’ sale of shares of the Fund as a factor when choosing brokers or dealers to effect portfolio transactions for the Fund.

Commissions and Distribution Plan Payments

Class A, Class A1, and Class 529A Shares – General Provisions

For purchases of Class A, Class A1, and Class 529A shares subject to an initial sales charge, MFD generally pays a portion of the initial sales charge to financial intermediaries as an up-front commission of up to the following amounts:

For Equity/Asset Allocation/Total Return Funds (currently for this purpose, Massachusetts Investors Growth Stock Fund, Massachusetts Investors Trust, MFS Aggressive Growth Allocation Fund, MFS Blended Research Core Equity Fund, MFS Commodity Strategy Fund, MFS Conservative Allocation Fund, MFS Core Equity Fund, MFS Global Alternative Strategy Fund, MFS Emerging Markets Equity Fund, MFS Equity Income Fund, MFS Equity Opportunities Fund, MFS Global Equity Fund, MFS Global Growth Fund, MFS Global Leaders Fund, MFS Global Multi-Asset Fund, MFS Global New Discovery Fund, MFS Global Real Estate Fund, MFS Global Total Return Fund, MFS Growth Allocation Fund, MFS Growth Fund, MFS International Diversification Fund, MFS International Growth Fund, MFS International New Discovery Fund, MFS International Value Fund, MFS Lifetime Income Fund, MFS Lifetime 2015 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2025 Fund, MFS Lifetime 2030 Fund, MFS Lifetime 2035 Fund, MFS Lifetime 2040 Fund, MFS Lifetime 2045 Fund, MFS Lifetime 2050 Fund, MFS Lifetime 2055 Fund, MFS Low Volatility Equity Fund, MFS Low Volatility Global Equity Fund, MFS Managed Wealth Fund, MFS Mid Cap Growth Fund, MFS Mid Cap Value Fund, MFS Moderate Allocation Fund, MFS New Discovery Fund, MFS New Discovery Value Fund, MFS Research Fund, MFS Research International Fund, MFS Technology Fund, MFS Total Return Fund, MFS Utilities Fund, and MFS Value Fund):

Amount of Purchase	Up-front Commission as a Percentage of Offering Price

Less than $50,000	5.00%
$50,000 but less than $100,000	4.00%
$100,000 but less than $250,000	3.00%
$250,000 but less than $500,000	2.25%
$500,000 but less than $1,000,000	1.75%

For Bond Funds (currently for this purpose, MFS Absolute Return Fund, MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS Bond Fund, MFS California Municipal Bond Fund, MFS Diversified Income Fund, MFS Emerging Markets Debt Fund, MFS Emerging Markets Debt Local Currency Fund, MFS Georgia Municipal Bond Fund, MFS Global Bond Fund, MFS Global High Yield Fund, MFS Government Securities Fund, MFS High Income Fund, MFS Inflation-Adjusted Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS Municipal High Income Fund, MFS Municipal Income Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS Research Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Strategic Income Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, and MFS West Virginia Municipal Bond Fund):

Amount of Purchase	Up-front Commission as a Percentage of Offering Price

Less than $100,000	4.00%
$100,000 but less than $250,000	3.00%
$250,000 but less than $500,000	2.25%
$500,000 but less than $1,000,000	1.75%

For Short-Term Bond Funds (currently for this purpose, MFS Limited Maturity Fund and MFS Municipal Limited Maturity Fund):

Amount of Purchase	Up-front Commission as a Percentage of Offering Price

Less than $50,000	2.25%
$50,000 but less than $100,000	2.00%
$100,000 but less than $250,000	1.75%
$250,000 but less than $500,000	1.50%
$500,000 but less than $1,000,000	1.25%

The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the financial intermediary commission, is the amount of the initial sales charge retained by MFD. Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus. From time to time, MFD may pay financial intermediaries up to 100% of the applicable initial sales charge of Class A, Class A1, and Class 529A shares of certain specified MFS Funds sold by financial intermediaries during a specified sales period. In addition, with respect to Class A and Class 529A shares (except MFS Municipal High Income Fund), financial intermediaries are generally eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares.

Class 529A-Specific Provisions

For purchases of Class 529A shares not subject to an initial sales charge, MFD will generally pay financial intermediaries an up-front commission of up to the following:

Cumulative Purchase Amount	Up-front Commission as a Percentage of Offering Price

On the first $10,000,000 plus	1.00%
Over $10,000,000 to $50,000,000 plus	0.50%
Over $50,000,000	0.25%

For purchases of Class 529A shares not subject to an initial sales charge, at the discretion of MFD, MFD may pay certain financial intermediaries an up-front commission of up to 1% of the amount of Class 529A shares purchased through such financial intermediary instead of the up-front commission described above.

In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

For purchases of Class 529A shares not subject to an initial sales charge and for which the financial intermediary is not eligible to receive an up-front commission by agreement or otherwise, financial intermediaries will generally be eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares.

Class A-Specific Provisions (except MFS Municipal High Income Fund)

For purchases of Class A shares not subject to an initial sales charge and for which the financial intermediary is not eligible to receive an up-front commission by agreement or otherwise (e.g. Employer Retirement Plan purchases), financial intermediaries will generally be eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares.

For purchases of Class A shares by all other accounts not subject to an initial sales charge (except as provided below), MFD will generally pay financial intermediaries an up-front commission of up to the following:

Cumulative Purchase Amount	Up-front Commission as a Percentage of Offering Price

On the first $10,000,000 plus	1.00%
Over $10,000,000 to $50,000,000 plus	0.50%
Over $50,000,000	0.25%

For purchases of Class A shares not subject to an initial sales charge, at the discretion of MFD, MFD may pay certain financial intermediaries an up-front commission of up to 1% of the amount of Class A shares purchased through such financial intermediary instead of the up-front commission described above.

In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

Class B, Class B1 and Class 529B Shares

For purchases of Class B, Class B1 and Class 529B shares, MFD will generally pay an up-front commission to financial intermediaries of up to 3.75% of the amount purchased through such financial intermediaries. MFD will also generally advance to financial intermediaries some or all of the first year Distribution Plan service fee payments of up to 0.25% of the amount of Class B, Class B1 and Class 529B shares purchased through such financial intermediary. In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

For purchases of Class B and Class B1 shares purchased by Employer Retirement Plans through Merrill Lynch, Pierce, Fenner & Smith Incorporated and any of its affiliates, MFD will generally pay financial intermediaries no up-front commission, but financial intermediaries will generally be eligible to receive some or all of the Distribution Plan payments of up to 1.00% annually of the average daily net assets of the class with respect to such shares (of which up to 0.25% consists of the Distribution Plan service fee).

Class C and Class 529C Shares

Except as noted below, for purchases of Class C and Class 529C shares, MFD will generally pay an up-front commission to financial intermediaries of up to 1% of the amount of Class C and Class 529C shares purchased through such financial intermediary. In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan payments of up to 1.00% annually of the average daily net assets of the class with respect to such shares (of which 0.25% consists of the Distribution Plan service fee) commencing in the 13th month following purchase.

For purchases of Class C shares purchased by Employer Retirement Plans through Merrill Lynch, Pierce, Fenner & Smith Incorporated and any of its affiliates or Prudential Investment Management Services LLC, MFD pays no up-front commission to financial intermediaries, but financial intermediaries will generally be eligible to receive some or all of the Distribution Plan payments of up to 1.00% annually of the average daily net assets of the class with respect to such shares (of which 0.25% consists of the Distribution Plan service fee).

Class R1, Class R2, and Class R3 Shares

For purchases of the following R share classes, MFD pays no up-front commission to financial intermediaries, but financial intermediaries will generally be eligible to receive some or all of the Distribution Plan payments of up to the following rates annually of the average daily net assets of the class with respect to such shares (of which up to 0.25% consists of the Distribution Plan service fee), as follows:

Class	Annual Rate
Class R1	1.00%
Class R2	0.50%
Class R3	0.25%

529 Administrative Services Fees and Shareholder Servicing Payments

Financial intermediaries may receive all or a portion of the following payments:  529 administrative services fees as described in “Management of the Fund – Program Managers”; and shareholder servicing payments as described in “Management of the Fund - Shareholder Servicing Agent.”

Other MFD Payments

Financial intermediaries may receive payments from MFD from MFD’s own additional resources as incentives to market the Fund, to cooperate with MFD’s promotional efforts, and/or in recognition of their marketing, administrative services, and/or processing support.  MFD compensates financial intermediaries based on criteria established by MFD from time to time that consider, among other factors, the distribution potential of the financial intermediary, the types of products and programs offered by the financial intermediary, placement on the financial intermediary’s preferred or recommended list, access to the financial intermediary’s registered representatives, advisers or other client-facing personnel, the financial and contractual terms with the financial intermediary, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary, and the quality of the overall relationship with the financial intermediary.

MFD may make marketing support and/or administrative services payments to financial intermediaries that sell Fund shares or provide services to MFD, the Fund or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or through programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition to the opportunity to participate in a financial intermediary’s retail distribution channel or program, payments may be made on account of one or more of the following:  business planning assistance; educating financial intermediary personnel about the MFS Funds; placement on the financial intermediary’s preferred or recommended fund list; access to sales representatives and management representatives of the financial intermediary; administrative and account maintenance services; participant or shareholder record-keeping; reporting or transaction processing; program administration; fund/investment selection and monitoring; enrollment; and education. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

MFD may make payments to certain financial intermediaries that sell Fund shares to help offset the financial intermediaries’ costs associated with client account maintenance support, statement preparation, and transaction processing. The types of payments that MFD may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a financial intermediary, payment of networking fees of up to $11 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading system.

Financial Intermediaries Receiving Such Payments from MFD’s Own Additional Resources

Set forth below is a list of the financial intermediaries to which MFD expects, as of December 31, 2014, to make the payments described above from its own additional resources with respect to the Funds. Payments may also be made to affiliates of these firms. Any additions, modifications, or deletions to the financial intermediaries identified in this list that have occurred since December 31, 2014, are not reflected. You should ask your financial intermediary if it receives such payments from MFD.

INTERMEDIARY FIRM NAME:	INTERMEDIARY FIRM NAME:
ADP Broker-Dealer, Inc.	Morgan Stanley Smith Barney LLC
AIG Life and Retirement	MSCS Financial Services LLC
American Airlines Inc	National Financial Services Corp
American United Life Insurance	Nationwide Investment Services Corp
Ameriprise Financial Services	New York Life Insurance & Annuity Co
Ascensus, Inc.	Northwestern Mutual Inv Svc LLC
AXA Equitable Financial Services, LLC	Paychex Securities Corporation
Benefit Trust Company	Pershing LLC
Charles Schwab & Co Inc.	PNC Financial Group
Columbia Management	Princor Financial Services Corp
Commonwealth Financial Network	Prudential Investment
CPI Qualified Plan Consultants	Raymond James Financial, Inc.
Edward Jones	Reliance Trust Company
Expert Plan, Inc.	Robert W. Baird & Co. Incorporated
First Command Financial Services, Inc.	Santander Securities LLC
Great-West Life & Annuity	State of Oregon
H D Vest Investment Securities	Sun Trust Bank
Hartford Life Company	T Rowe Price
Janney Montgomery Scott LLC	TD Ameritrade
John Hancock Life Insurance	The Charles Schwab Trust Company
JPMorgan Chase & Co	The Guardian Ins & Annuity Company
Key Trust Services	The Vanguard Group
Lincoln Financial Group	TIAA-CREF Financial Services
LPL Financial Corporation	Transamerica Advisors Life Insurance
M&I Financial Advisors, Inc.	UBS Financial Services Inc
MassMutual Financial Group	Valic Financial Advisors Inc
Mercer HR Services LLC	Voya Financial
Merrill, Lynch, Pierce, Fenner & Smith Incorporated	Wells Fargo & Company
Mid Atlantic Capital Group	Wilmington Trust Company

From time to time, MFD, from MFD’s own additional resources, may make additional payments to financial intermediaries that sell or provide services in connection with the sale of Fund shares or the servicing of shareholder accounts. Such payments by MFD may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and events, and other sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting, retention, and due diligence trips. Other compensation may be offered, including goodwill payments relating to servicing, to the extent not prohibited by federal securities or state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority. MFD makes payments for events, contests, or entertainment it deems appropriate, subject to MFD’s guidelines and applicable law. These payments may vary depending upon the nature of the event.

APPENDIX K - INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies and the principal risks described in the Prospectus, the Fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of the investment strategies and risks for the MFS Funds, certain matters described herein may not apply to the Fund. Unless an investment strategy or investment practice described below is prohibited by the investment policies and investment strategies discussed in the Fund’s Prospectus or in this SAI, or by applicable law, the Fund may engage in each of the practices described below.

Asset-Backed Securities. Asset-backed securities are securities that represent interests in or payments from pools of assets such as mortgages, debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other receivables. The assets can be a pool of assets or a single asset (e.g., a loan to a specific corporation). Asset-backed securities that represent an interest in a pool of assets provide greater credit diversification than asset-backed securities that represent an interest in a single asset.  Underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements.

The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the rights of recourse available against the underlying assets and/or the issuer, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool of assets and its structure, the creditworthiness of the servicing agent for the pool of assets, the originator of the underlying assets, or the entities providing the credit enhancement. Asset-backed securities that do not have the benefit of a security interest in the underlying assets present certain additional risks that are not present with asset-backed securities that do have a security interest in the underlying assets.

Some types of asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. The rate of principal payments on these asset-backed securities is related to the rate of principal payments on the underlying pool of assets and related to the priority of payment of the security with respect to the pool of assets. The occurrence of prepayments is a function of several factors, such as the level of interest rates, general economic conditions, the location and age of the underlying obligations, asset default and recovery rates, and other social and demographic conditions. Because prepayments of principal generally occur when interest rates are declining, an investor generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, these asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity. When interest rates increase, these asset-backed securities may be repaid more slowly than expected. As a result, the maturity of the asset-backed security is extended, increasing the potential for loss.

Asset Segregation.  With respect to certain kinds of transactions entered into by the Fund that involve obligations to make future payments to third parties, including short sales, futures, forward contracts, written options, swaps, and certain other derivatives, the purchase of securities on a when-issued, delayed delivery or forward commitment basis, or reverse repurchase agreements, under applicable federal securities laws, rules, and interpretations thereof, the Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other measures to “cover” open positions with respect to such transactions.  Assets segregated to cover these types of transactions can decline in value and are not available to meet redemptions.

For example, with respect to forward foreign currency exchange contracts and futures contracts that are not contractually permitted or required to “cash-settle,” the Fund must cover its open positions by setting aside liquid assets equal to the contracts’ full notional value, except that deliverable foreign currency exchange contracts for currencies that are liquid may be treated as the equivalent of cash-settled contracts.  As such, the Fund may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e. the Fund’s daily net liability if any) rather than the full notional amount under such deliverable forward foreign currency exchange contracts.  With respect to forward foreign currency exchange contracts and futures contracts that are contractually permitted or required to cash-settle, the Fund may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation rather than the notional value.  By setting aside assets equal to only its net obligation under liquid deliverable foreign currency exchange contracts and cash-settled forward or futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify its asset segregation policies in the future.

Borrowing. The Fund may borrow money from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) or in connection with engaging in transactions considered by the SEC to constitute a form of borrowing under the Investment Company Act of 1940 (e.g., reverse repurchase agreements) to the extent permitted by the Fund’s investment objectives and policies. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage and may cause a Fund to liquidate investments when it would not otherwise do so.  Money borrowed will be subject to interest charges and may be subject to other fees or requirements which would increase the cost of borrowing above the stated interest rate.

Commodity Pool Operator Regulation.  Except with respect to MFS Commodity Strategy Fund, MFS Emerging Markets Debt Local Currency Fund, and MFS Global Alternative Strategy Fund, a notice has been filed with the National Futures Association (NFA) claiming an exclusion from the definition of the term “commodity pool operator” (CPO) under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission (CFTC) promulgated thereunder with respect to such Funds.  As a result, MFS, as adviser to such Funds, is not currently subject to registration or regulation as a CPO with respect to such Funds. However, if in the future a Fund is no longer eligible for this exclusion, the notice claiming exclusion from the definition of a CPO would be withdrawn, and MFS, as adviser to such Fund, would be subject to regulation as a CPO with respect to such Fund.

MFS, as adviser to MFS Commodity Strategy Fund, MFS Emerging Markets Debt Local Currency Fund, and MFS Global Alternative Strategy Fund, is registered and regulated as a CPO under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder with respect to such Fund.

Commodity-Related Investments. Commodity-related investments include futures, options, options on futures, swaps, structured securities, securities of other investment companies, grantor trusts, commodity-linked notes, and hybrid instruments whose values are related to commodities or commodity contracts. The value of commodity-related investments can be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels, and international market, economic, industry, political, and regulatory developments. The value of commodity-related investments can be more volatile than the value of traditional securities.

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Convertible Securities. Convertible securities are bonds, debentures, notes, or other securities that may be converted into or exchanged for (by the holder or by the issuer) shares of stock (or cash or other securities of equivalent value) of the same or a different issuer at a stated exchange ratio. Convertible securities are senior to common stock in a corporation’s capital structure, but are usually subordinated to senior debt obligations of the issuer. Convertible securities provide holders, through their conversion feature, an opportunity to participate in increases in the market price of their underlying securities. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time generally depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. In general, a convertible security performs more like a stock when the conversion value exceeds the value of the convertible security without the conversion feature and more like a debt instrument when its conversion value is less than the value of the convertible security without the conversion feature.  However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Counterparties and Third Parties:  Transactions involving a counterparty other than the issuer of the instrument, including clearing organizations, or a third party responsible for servicing the instrument or effecting the transaction, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction. In addition, fund assets held by a custodian or other third party are subject to the credit risk of the custodian or other third party, and to the custodian’s or third party’s ability or willingness to perform in accordance with the terms of the arrangement. If such a counterparty, custodian, or other third party becomes insolvent or declares bankruptcy, the fund may be limited in its ability to exercise rights to obtain the return of fund assets or in exercising other rights against the counterparty or third party. In addition, bankruptcy and liquidation proceedings take time to resolve, which can limit or preclude a fund’s ability to exercise its rights, including terminating an arrangement or transaction or obtaining fund assets in a timely manner. Counterparties and third parties located outside the United States may involve greater risk of loss or delay in the event of insolvency or bankruptcy.

Country Location. The issuer of a security or other investment is generally deemed to be economically tied to a particular country if: (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; or (f) the issuer is included in an index which is representative of that country. For purposes of determining if a security or other investment is considered a foreign security, revenues from goods sold or services performed in all countries other than the United States and assets in all countries other than the United States may be aggregated.  For purposes of determining if a security or other investment is considered an emerging market security, revenues from goods sold or services performed in all emerging market countries and assets in all emerging market countries may be aggregated.

Cyber Security.  The Fund does not directly have any operational or security systems or infrastructure that are potentially subject to cyber security risks, but the Fund is exposed through its service providers (including MFS, MFD, the custodian, the auditor, MFSC, financial intermediaries, and sub-adviser (if applicable)), to cyber security risks. With the increased use of the Internet to conduct business, the Fund’s service providers are susceptible to operational and information security risks that could result in losses to the Fund and its shareholders. Cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, unauthorized access to the service providers’ digital systems through system-wide “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the service providers’ systems or Web sites rendering them unavailable. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the service providers’ systems.

Cyber security failures or breaches resulting from the Fund’s service providers or the issuers of securities in which the Fund invests may cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the Fund to process transactions, the inability to calculate the Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund may incur incremental costs to prevent cyber incidents in the future which could negatively impact the Fund and its shareholders. While MFS has established business continuity plans and risk management systems designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been adequately identified. Furthermore, the Fund cannot directly control any cyber security plans and systems put in place by service providers, or by issuers in which the Fund invests.

Debt Instruments. Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Some debt instruments, such as zero coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.  Debt markets can be volatile and can decline significantly in response to changes in, or investor perceptions of changes in, market, economic, industry, political, regulatory, geopolitical, and other conditions that affect a particular type of instrument, issuer, or borrower, and/or that affect the debt market generally.  Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and may lead to periods of high volatility and reduced liquidity in the debt market.  Markets may be susceptible to market manipulation or other fraudulent practices which could disrupt the orderly functioning of these markets or adversely affect the value of instruments that trade in such markets.

Depositary Receipts. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository.” Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs, or GDRs.  In unsponsored programs, the issuer may not be directly involved in the creation of the program. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and may be offered privately in the United States and are generally designed for use in securities markets outside the U.S. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders.

With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer’s request.

Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Derivatives. Derivatives are financial contracts whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure or index. Derivatives often involve a counterparty to the transaction. Derivatives involving a counterparty are subject to the credit risk of the counterparty and to the counterparty’s ability or willingness to perform in accordance with the terms of the derivative. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, and swaps. Derivatives can be highly volatile and involve risks in addition to, and potentially greater than, the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. Derivatives can involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the effect intended. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Legislation and  regulation of derivatives in the U.S. and other countries, including margin, clearing, trading, reporting, and position limits, may make derivatives more costly and/or less liquid, limit the availability of certain types of derivatives, cause the Fund to change its use of derivatives, or otherwise adversely affect a Fund’s use of derivatives.

Emerging Markets. Emerging market countries include countries located in Latin America, Asia, Africa, the Middle East, and developing countries of Europe, primarily Eastern Europe. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign markets. These risks include the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); significantly greater government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; the risk that a judgment against a foreign government may be unenforceable; and greater price volatility, less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies that may be occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Equity Securities.  Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, depositary receipts for such securities, equity interests in real estate investment trusts (REITs), securities of investment companies, and other similar interests in an issuer.  The price of an equity security fluctuates in response to issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions, as well as to investor perceptions of these conditions. Prices can decrease significantly in response to these conditions, and these conditions can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these conditions. For example, the stocks of growth companies can react differently from the stocks of value companies, and the stocks of large cap companies can react differently from the stocks of small cap companies. Certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on stock markets.  Markets may be susceptible to market manipulation or other fraudulent practices which could disrupt the orderly functioning of these markets or adversely affect the value of instruments that trade in such markets.

Floating Rate Certificates. Each holder of a floating rate certificate has the option at specified times to tender its certificate to the issuer or a specified third party acting as agent for the issuer for purchase at the stated amount of the certificate plus accrued interest. Floating rate certificates may be floating or variable rate securities. The issuer or third party agent may be unable to purchase the certificates on the purchase date due to a variety of circumstances, which may result in a loss of value of the certificates.

Foreign Currencies. Foreign securities may be denominated in foreign currencies and currencies may be purchased directly. Accordingly, the weakening of these currencies and units against the U.S. dollar would result in a decline in the value of securities denominated in that currency or the value of the currency itself.

While holding currencies permits an investor to take advantage of favorable movements in the applicable exchange rate, this strategy also exposes the investor to risk of loss if exchange rates move in a direction adverse to the investor’s position. Such losses could reduce any profits or increase any losses sustained by the investor from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

Some foreign countries have managed currencies, which are not free floating against the U.S. dollar. Managed currencies can experience a steep devaluation relative to the U.S. dollar.

In addition, there is risk that certain foreign countries may restrict the free conversion of their currencies into other currencies. Further, certain currencies may not be internationally traded.

Foreign currency transactions can be made on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A “settlement hedge” or “transaction hedge” attempts to protect against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

Forward contracts can be used to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if an investor owned securities denominated in pounds sterling, the investor could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. An investor could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Forward contracts can also be used to shift investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

Swap agreements, indexed securities, hybrid securities and options and futures contracts relating to foreign currencies can be used for the same purposes.

Successful use of currency management strategies will depend on MFS’ skill in analyzing currency values. Currency management strategies may increase the volatility of a Fund’s returns and could result in significant losses to a Fund if currencies do not perform as MFS anticipates. For example, if a currency’s value rose at a time when MFS had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency’s appreciation. If MFS hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if MFS increases a Fund’s exposure to a foreign currency and that currency’s value declines, a Fund will realize a loss. There is no assurance that MFS’ use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times.

Foreign Markets.  Foreign investments and foreign currencies, as well as any securities issued by U.S. entities with substantial foreign operations, may involve significant risks. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of U.S. and foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, economic and trade sanctions, embargoes, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government action. The debt instruments of foreign governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the foreign government. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

Foreign markets, while growing in volume and sophistication, may not be as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign trading, settlement and custodial practices (including those involving settlement where Fund assets may be released prior to receipt of payment) may be less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers may not be bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there may be less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign investments impose restrictions on transfer within the United States or to U.S. persons. Although investments subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign investments that are not subject to such restrictions.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell in the future a specific quantity of an asset, currency, interest rate, index, commodity, instrument or other indicator at a specific price and time. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. The value of a futures contract typically fluctuates in correlation with the increase or decrease in the value of the underlying indicator. The buyer of a futures contract enters into an agreement to purchase the underlying indicator on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying indicator on the settlement date and is said to be “short” the contract. Futures on indexes and futures not calling for physical delivery of the underlying indicator will be settled through cash payments rather than through delivery of the underlying indicator.

If a fund is the purchaser or seller of a futures contract, the fund is required to deposit “initial margin” with a futures commission merchant (“FCM”) when the futures contract is entered into.  Initial margin is typically calculated as a percentage of the contract’s notional amount. The minimum margin required for a futures contract is set by the exchange on which the contract is traded and may be increased by the FCM during the term of the contract. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract.

The risk of loss in trading futures contracts can be substantial, because of the low margin required, the extremely high degree of leverage involved in futures pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. Thus, a purchase or sale of a futures contract may result in unlimited losses. In the event of adverse price movements, an investor would continue to be required to make daily cash payments equal to the daily change in value of the futures contract. In addition, on the settlement date, an investor in physically settled futures may be required to make delivery of the indicators underlying the futures positions it holds.

Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. It may not be possible to liquidate or close out a futures contract at any particular time or at an acceptable price and an investor would remain obligated to meet margin requirements until the position is closed. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

Futures are subject to the creditworthiness of the FCM(s) and clearing organizations involved in the transaction.

Foreign futures contracts may not be subject to the same level of regulation as U.S. futures contracts, and foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the U.S. may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S. traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, clearing member, or other party that may owe margin to a fund.

If MFS attempts to use a futures contract as a hedge against, or as a substitute for, a portfolio investment, the futures position may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Hybrid Instruments. Hybrid instruments are generally considered derivatives and combine the elements of swaps, futures contracts, or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt instrument, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, commodities, indexes, economic factors or other measures, including interest rates, currency exchange rates, or commodities or securities indices, or other indicators.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying indicators to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying indicators and interest rate movements. Hybrid instruments may be highly volatile.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying asset or indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or indicator may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying indicator is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

If MFS attempts to use a hybrid instrument as a hedge against, or as a substitute for, a portfolio investment, the hybrid instrument may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving hybrid instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt instruments. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the Fund and the issuer of the hybrid instrument, hybrid instruments are subject to the creditworthiness of the issuer of the hybrid instrument, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures, options, and swaps by and to U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Inflation-Indexed Bonds. Inflation-indexed bonds are debt instruments whose principal and/or interest value are adjusted periodically according to a rate of inflation (usually a consumer price index). Two structures are most common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

U.S. Treasury Inflation Protected Securities (“TIPS”) currently are issued with maturities of five, ten, or thirty years, although it is possible that securities with other maturities will be issued in the future. The principal amount of TIPS adjusts for inflation, although the inflation-adjusted principal is not paid until maturity. Semiannual coupon payments are determined as a fixed percentage of the inflation-adjusted principal at the time the payment is made.

If the rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or at the par amount at original issue. If an inflation-indexed bond does not provide a guarantee of principal at maturity, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. For example, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would likely decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates would likely rise, leading to a decrease in value of inflation-indexed bonds.

While these securities, if held to maturity, are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If nominal interest rates rise due to reasons other than inflation (for example, due to an expansion of non-inflationary economic activity), investors in these securities may not be protected to the extent that the increase in rates is not reflected in the bond’s inflation measure.

The inflation adjustment of TIPS is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of price changes in the cost of living, made up of components such as housing, food, transportation, and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Interfund Borrowing and Lending Program.  Pursuant to an exemptive order issued by the SEC, the Fund may borrow money from and/or lend money to other Funds advised by MFS and for which MFD acts as the principal underwriter.  Any loans under the program will be set at an interest rate that is the average of the highest rate available to a lending MFS Fund from an investment in overnight repurchase agreements and the approximate lowest rate at which bank short-term loans would be available to a borrowing MFS Fund.  A borrowing MFS Fund may have to borrow from a bank at a higher rate if an interfund loan is called or not renewed.  Any delay in repayment of an interfund borrowing to a lending MFS Fund could result in lost investment opportunities or borrowing costs.

Inverse Floaters. Inverse floaters have variable interest rates that typically move in the opposite direction from movements in prevailing interest rates, most often short-term rates. Accordingly, the value of inverse floaters, or other obligations or certificates structured to have similar features, generally moves in the opposite direction from interest rates. The value of an inverse floater can be considerably more volatile than the value of other debt instruments of comparable maturity and quality. Inverse floaters incorporate varying degrees of leverage. Generally, greater leverage results in greater price volatility for any given change in interest rates. Inverse floaters may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of securities.

Lending. The Fund may not lend any security or make any other loan, if as a result, more than 33 1/3% of its total assets would be lent to other parties. This limitation does not apply to the purchase of debt instruments, money market instruments, repurchase agreements, loans, or other direct indebtedness.

Lending of Portfolio Securities. Portfolio securities may be lent to approved entities, including banks, broker/dealers and their affiliates, and would be required to be secured by collateral in cash, an irrevocable letter of credit, or U.S. Government securities maintained on a current basis at an amount generally at least equal to the market value of the securities loaned. When one party lends portfolio securities to another party, the lender has the right to call the loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the borrower pays the lender an amount equal to any interest or dividends received on the securities loaned. The lender also receives a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The lender does not, however, have the right to vote any securities having voting rights during the existence of the loan, but it can call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment; however, it is sometimes not feasible, particularly in the case of foreign securities, to recall the securities in time to vote the shares. The Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest, through investment of cash collateral by the Fund or a fee. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the lender may not be able to recover the securities loaned or gain access to the collateral. These delays and costs could be greater for foreign securities. If the lender is not able to recover the securities loaned, the lender may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. The Fund bears the risk of any investment loss from cash received as collateral that is invested in other eligible securities, including shares of a money market fund. The Fund engages securities lending agents to arrange loans of the portfolio securities.  The Fund pays a fee to such agents.

Leveraging. Certain transactions and investment strategies, including when-issued, delayed-delivery, and forward commitment purchases, mortgage dollar rolls, and some derivatives, can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. In transactions involving leverage, a relatively small change in an underlying indicator can lead to significantly larger losses to the Fund. Leverage can cause increased volatility by magnifying gains or losses.

Liquidity. Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market, or may not have an active trading market. In addition, at times, all or a large portion of segments of the market may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical and other conditions. Without an active trading market where frequent and large purchase and sale transactions of a security occur without significantly affecting the price of that security, it may be difficult to value and not possible to sell these investments and the Fund may have to sell certain of these investments at a price or time that is not advantageous in order to meet redemptions or other cash needs.

Loans and Other Direct Indebtedness. Loans and other direct indebtedness are interests in amounts owed by corporations, governmental or other borrowers to lenders or lending syndicates (loans and loan participations), to suppliers of goods and services (trade claims and other receivables), or to other parties. Some loans may be unsecured in part or in full. Loans may be in default at the time of purchase. Loans that are fully secured should protect the purchaser to a greater extent than unsecured loans in the event of nonpayment of scheduled interest or principal. However, there can be no assurance that the liquidation of collateral acquired in connection with the default of a secured loan would satisfy the borrower’s obligation, or that such collateral could be liquidated.

Loans generally are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs or other corporate activities. Such loans typically are originated, negotiated and structured by a syndicate of lenders represented by an agent lender that has negotiated and structured the loan and that is responsible for collecting interest and principal payments and other amounts due on behalf of all of the lenders in the syndicate, and for enforcing the lenders’ rights against the borrower. Typically, the agent is given broad discretion in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid when the loan is structured or funded and other fees paid on a continuing basis. The typical practice of an agent or a lender to rely exclusively or primarily on reports from the borrower involves a risk of fraud by the borrower.

If an agent becomes insolvent, or has a receiver, conservator or similar official appointed for it by an appropriate authority, or if it becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated, and a successor agent typically may be appointed by the lenders. If an appropriate authority determines that assets held by the agent for the benefit of lenders or purchasers of loans are subject to the claims of the agent’s general or secured creditors, then such lenders or purchasers might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower’s bankruptcy or insolvency, the borrower’s obligation to repay a loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Loans may be acquired by participating directly in a lending syndicate as a lender. Alternatively, loans or an interest in loans may be acquired by novation, by assignment or by participation from members of the lending syndicate or from other participants. In a novation or an assignment, the acquirer assumes all of the rights of the lender in the loan or of the participant in the participants’ portion of the loan and, in the case of a novation or an assignment from a member of the lending syndicate, becomes a party of record with respect to the loan. In a participation, the acquirer purchases a portion of the lender’s or the participants’ interest in the loan, but has no direct contractual relationship with the borrower. An investment in a loan by participation gives rise to several risks. The acquirer must rely on another party not only for the enforcement of the acquirer’s rights against the borrower, but also for the receipt and processing of principal, interest or other payments due under the loan and may be subject to the credit risk of the other party in addition to the borrower. The acquirer may be subject to delays, expenses, and risks that are greater than those that would be involved if the acquirer could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the acquirer may be regarded as a creditor of the seller of the participation interest (rather than of the borrower), so that the acquirer also may be subject to the risk that such seller could become insolvent. A participation agreement also may limit the rights of the acquirer to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.

Direct indebtedness includes trade or other claims against companies, which generally represent monies owed by such companies to suppliers of goods or services. Such claims may be purchased when such companies are in default.

The ability to receive payments of principal and interest on loans and other direct indebtedness will depend primarily on the financial condition of the borrower. Because an acquirer may be required to rely on another party to collect and to pass on to it amounts payable with respect to the loan or other direct indebtedness and to enforce the acquirer’s rights under the loan or other direct indebtedness, an insolvency, bankruptcy or reorganization of such other party may delay or prevent the acquirer from receiving such amounts. The highly leveraged nature of many loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions.

Revolving credit facilities and other standby financing commitments obligate the purchaser to fund additional cash on a certain date or on demand. A revolving credit facility differs from other types of financing commitments in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commitments may have the effect of requiring a purchaser to increase its investment in a company at a time when the purchaser might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans currently are not listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Additionally, the supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or to the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase may be of lower quality or may have a higher price.

With respect to its management of investments in bank loans, MFS will normally seek to avoid receiving material, non-public information (“MNPI”) about the issuers of bank loans being considered for acquisition by the Fund or held by the Fund. In many instances, borrowers may offer to furnish MNPI to prospective investors, and to holders, of the issuer’s loans. MFS’ decision not to receive MNPI may place MFS at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the Fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, MFS’ ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that MFS’ decision not to receive MNPI under normal circumstances could adversely affect the Fund’s investment performance.

Notwithstanding its intention generally not to receive MNPI with respect to its management of investments in loans, MFS may from time to time come into possession of MNPI about the issuers of loans that may be held by the Fund. Possession of such information may in some instances occur despite MFS’ efforts to avoid such possession, but in other instances MFS may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, MFS’ ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on MFS’ ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

Lower Quality Debt Instruments. Lower quality debt instruments, commonly referred to as “high yield securities” or “junk bonds,” are considered speculative with respect to the issuer’s continuing ability to meet principal and interest payments and, while generally expected to provide greater income than investments in higher quality debt instruments, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such instruments) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than higher quality debt instruments.  In addition, because yields vary over time, no specific level of income can ever be assured. These lower quality debt instruments generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market’s perception of their credit quality to a greater extent than higher quality debt instruments, which react primarily to fluctuations in the general level of interest rates (although these lower quality debt instruments are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and may do so in the future, especially in the case of highly leveraged issuers. The prices for these instruments may be affected by legislative and regulatory developments. The market for these lower quality debt instruments may be less liquid than the market for investment grade debt instruments. Furthermore, the liquidity of these lower quality debt instruments may be affected by the market’s perception of their credit quality.

Instruments in the lowest tier of investment-grade debt instruments, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

See APPENDIX O for a description of bond ratings.

Master Limited Partnerships.  Master limited partnerships are limited partnerships in which ownership interests are publicly traded.  Master limited partnerships typically own interests in properties or businesses related to the oil and gas industries, although they may own other types of investments.  Investments in master limited partnerships are subject to similar risks to those associated with the specific industry or industry in which the partnership invests, such as the risk of investing in the real estate or oil and gas industries.  In addition, investments in master limited partnerships are subject to the risks of investing in a partnership, including limited control and voting rights on matters affecting the partnership and fewer investor protections compared to corporations.

MFS Commodity Strategy Portfolio.  Because the Subsidiary is not registered under the Investment Company Act of 1940, it may not be able to negotiate terms with counterparties that are equivalent to those a registered fund may negotiate.  As a result, the Subsidiary may have greater exposure to those counterparties than a registered fund and may have to deposit additional margin.

MFS Funds-of-Funds Conflict of Interest Risk. In managing an MFS Fund-of-Funds, MFS is subject to conflicts of interest in selecting and substituting underlying funds for which it is the adviser (e.g., because the management fees paid by some underlying funds are higher than the management fees paid by other underlying funds). However, MFS is legally obligated to act in the best interests of the MFS Fund-of-Fund when selecting underlying funds.

Money Market Instruments. Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (e.g., certificates of deposit and bankers’ acceptances), repurchase agreements, and various government obligations, such as Treasury bills. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities. Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security.

See APPENDIX O for a description of short-term debt instrument ratings.

Mortgage-Backed Securities. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. The payment of principal and interest and the price of a mortgage-backed security generally depend on the cash flows generated by the underlying mortgages and the terms of the mortgage-backed security. Mortgage-backed securities are backed by different types of mortgages, including commercial and residential properties and reverse mortgages. Mortgage-backed securities include various types of securities such as pass-throughs, stripped mortgage-backed securities, and collateralized mortgage obligations. There are a wide variety of mortgage types underlying these securities, including mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

Mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), and by private issuers, such as commercial banks, savings and loan institutions and mortgage companies. Government mortgage-backed securities are backed by the full faith and credit of the United States as to payment of principal and interest. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the United States. Issuers of government-related mortgage-backed securities include FNMA and FHLMC. FNMA is a congressionally chartered corporation subject to general regulation by the Secretary of Housing and Urban Development.

Securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a stockholder-owned government-sponsored enterprise established by Congress. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC.

Private mortgage-backed securities represent interest in pools consisting of residential or commercial mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage companies. Private mortgage-backed securities may be subject to greater credit risk and be more volatile than government or government-related mortgage-backed securities. In addition, private mortgage-backed securities may be less liquid than government or government-related mortgage-backed securities.

Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above.  Interests in pools of mortgage-related securities differ from other forms of debt instruments, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities typically provide a monthly payment which consists of both interest and principal payments.  In effect, these payments generally are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs incurred.

Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. The occurrence of prepayments is a function of several factors, including interest rates, general economic conditions, the location of the mortgaged property, the age of the mortgage or other underlying obligations, regulatory requirements, and other social and demographic conditions. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool is difficult to predict. The rate of principal payments for a reverse mortgage-backed security depends on a variety of economic, geographic, social, and other factors, including interest rates and borrower mortality. Reverse mortgage-backed securities may respond differently to economic, geographic, social, and other factors than other mortgage-backed securities. A Fund’s ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities typically have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a “tranche.” Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The “fastest-pay” tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities, as well as varied expected average lives and risk characteristics. In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, parallel pay CMOs planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

A primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

Commercial mortgage-backed securities (CMBSs) are a type of mortgage-backed security that are collateralized by a pool of commercial mortgage loans.  The bonds issued in a CMBSs transaction are divided into groups, and each group of bonds is referred to as a “tranche.” Under a typical CMBSs structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMBSs issuance. The “fastest-pay” tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMBSs structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities. The value of CMBSs depend on the cash flow and volatility of the commercial loans, the volatility and reliability of cash flows associated with the commercial properties; the type, quality, and competitiveness of the commercial properties; the experience, reputation and capital resources of the borrower and the manager; the location of the commercial properties; the quality of the tenants; and the terms of the loan agreements.

Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing.  SMBSs may be less liquid than other types of mortgage-backed securities.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The price and yield-to-maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

Mortgage “Dollar Roll” Transactions. In mortgage “dollar roll” transactions, the investor sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the investor foregoes principal and interest paid on the mortgage-backed securities. The lost interest is compensated by the difference between the current sales price and the lower price for the future purchase (often referred to as the “drop”) as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. A commitment fee may also be received for participation in such transaction.

If the income and capital gains from the investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will result in a lower return than would have been realized without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities that are required to be purchased in the future may decline below the agreed upon repurchase price of those securities. If the party to whom the securities are sold becomes insolvent, the right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investor’s ability to correctly predict interest rates and prepayments.

A dollar roll can be viewed as a borrowing.  If a Fund makes additional investments while a dollar roll is outstanding, this may be considered a form of leverage.

Municipal Instruments. Debt obligations or other instruments or participations therein issued by or on behalf of (or that are otherwise treated for federal tax purposes as issued by or an obligation of) states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, are known as “municipal instruments.” Generally, interest received on municipal instruments is exempt from federal income tax. The tax-exempt nature of the interest on a municipal instrument is generally the subject of a bond counsel opinion delivered in connection with the issuance of the instrument. There is no assurance that the IRS will agree with bond counsel’s opinion that such interest is tax-exempt or that the interest payments on such municipal instruments will continue to be tax exempt for the life of the municipal instrument. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the municipal instrument. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal instrument could become federally taxable, possibly retroactively to the date the municipal instrument was issued and an investor may need to file an amended income tax return. Certain types of structured securities are designed so that tax exempt interest from municipal instruments held by the underlying entity will pass through to the holders of the structured security. There is no assurance that the IRS will agree that such interest is tax exempt.

From time to time, proposals have been introduced before Congress and state legislatures to restrict or eliminate the federal and state income tax exemption for interest on municipal instruments.  Similar proposals may be introduced in the future.  Such legislation or court or tax rulings that eliminate or cap the federal and/or state deduction of interest from municipal instruments could adversely affect the price of municipal instruments and the interest paid by the municipal instruments, and may restrict or eliminate the ability of the Fund to achieve its respective investment objective.

The value of municipal instruments can be affected by changes in their actual or perceived credit quality.  The credit quality and ability to pay principal and interest when due of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the instrument is issued and the liquidity of the security.  Municipal instruments generally trade in the over-the-counter market. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

General obligation bonds are backed by the issuer’s pledge of its full faith and credit and taxing power for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited. Additionally, there may be limits as to the rate or amount of special assessments or taxes that can be levied to meet these obligations.

Some general obligation bonds are backed by both a pledge of a specific revenue source, such as a special assessment or tax and an issuer’s pledge of its full faith and credit and taxing power. Debt service from these general obligation bonds is typically paid first from the specific revenue source and second, if the specific revenue source is insufficient, from the general taxing power.

Revenue bonds are generally backed by the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source, such as a state’s or local government’s proportionate share of the payments from the Tobacco Master Settlement Agreement. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Industrial development bonds, a type of revenue bond, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for a variety of purposes, including economic development, solid waste disposal, transportation, and pollution control. Although the principal security for revenue bonds is typically the revenues of the specific facility, project, company or system, many revenue bonds are secured by additional collateral in the form of a mortgage on the real estate comprising a specific facility, project or system, a lien on receivables and personal property, as well as the pledge of various reserve funds available to fund debt service, working capital, capital expenditures or other needs. Net revenues and other security pledged may be insufficient to pay principal and interest due which will cause the price of the bonds to decline. In some cases, revenue bonds issued by an authority are backed by a revenue stream unrelated to the issuer, such as a hotel occupancy tax, a sales tax, or a special assessment. In these cases, the ability of the authority to pay debt service is solely dependent on the revenue stream generated by the special tax. Furthermore, the taxes supporting such issues may be subject to legal limitations as to rate or amount.

Municipal insurance policies typically insure, subject to the satisfaction of the policy conditions and certain other restrictions, timely and scheduled payment of all principal and interest due on the underlying municipal instruments. Municipal insurance does not insure against market fluctuations which affect the price of a security.

The insurance may be obtained by either (i) the issuer at the time the municipal instrument is issued, commonly referred to as primary market insurance, or (ii) another party after the municipal instrument has been issued, commonly referred to as secondary market insurance.

The value of a municipal insurance policy is dependent on the financial strength of the issuer providing such insurance. As a result of ratings downgrades and withdrawals from the municipal insurance business over the last credit cycle, many municipal insurance policies may have little or no value.

Education. In general, there are two types of education-related bonds: (i) those issued to finance projects for public and private colleges and universities, charter schools and private schools, and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funding or to fund construction and other projects which benefit the educational institution are subject to many risks, including the risks of unanticipated revenue decline, primarily the result of decreasing student enrollment, decreasing state and federal funding, or a change in general economic conditions. Additionally, higher than anticipated costs associated with salaries, utilities, insurance or other general expenses could impair the ability of a borrower to make annual debt service payments. Charter schools are subject to the additional risk that the contract (or charter) may be revoked for failure to meet academic or fiscal management standards, safety or health-related issues, or other reasons. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which may be supported by reserves or other forms of credit enhancement. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, unemployment rates, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement, bankruptcy protection for student loan defaults, and continued federal interest and other program subsidies currently in effect.

Electric Utilities. The electric utilities industry is highly regulated at both the state and federal level. There are generally two types of electric utilities: municipal owned and investor owned. Municipal owned utilities typically benefit from a monopoly position and self-imposed rates, whereas investor owned utilities are typically subject to state and federal oversight for rates and/or subject to competition. Regardless of type, risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases allowing for reasonable cost recovery including growing retiree obligations and changing fuel prices, (f) maintenance of existing assets and (g) timely and efficient construction of new assets including those to meet renewable energy mandates.

Health Care. The health care industry includes providers such as hospitals, nursing homes, elderly retirement communities, and community health organizations.  It is subject to regulatory action by a number of governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. A second major source of revenues for the health care industry is payments from private insurance companies and health maintenance organizations. As such, any changes to and reductions in reimbursement rates from these entities for services provided could be detrimental to the revenues of the providers. Numerous other factors may affect the industry, such as general and local economic conditions; the real estate market; demand for services; expenses (including for example, labor, malpractice insurance premiums and pharmaceutical products); and competition among health care providers. In the future, the following factors may adversely affect health care facility operations: national health reform legislation or proposed legislation; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Housing. Housing revenue bonds typically are issued by a state, county, or local housing authority and are secured by mortgage loan repayments. The proceeds of these bonds may be used to make mortgage loans for single-family housing, multi-family housing, or a combination of the two. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer, during the origination period. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued, and is negatively impacted by an increase of the rate of mortgage defaults. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, the scheduled payments of principal and interest depend in part upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of housing projects is affected by a variety of factors, including general economic conditions, interest rates, and real estate prices, which may impact the borrower’s ability to pay debt service and may impair the value of the collateral securing the bonds, if any. Some authorities provide additional security for the bonds in the form of insurance, subsidies (federal, state, or local), additional collateral, or state pledges (without obligation) to make up deficiencies.  With respect to multi-family housing, additional risk factors include satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends. With respect to single family housing, additional risk factors include the additional credit risk of first-time homebuyers with lower incomes and mortgages with little or no equity.

Prepaid Gas Bonds.   The proceeds from prepaid gas bonds are used to prepay natural gas purchases by municipalities for future delivery.  Payment of principal and interest is subject to the risk that the supplier fails to deliver the natural gas as agreed, and the credit quality of the issuer of the prepaid gas bonds, the supplier of the natural gas, as well as any other entity guaranteeing payment or performance of the transaction.

Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the economic conditions of the airport’s service area and may be affected by the business strategies and fortunes of specific airlines. They may also be subject to competition from other airports and modes of transportation. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs, transportation taxes and fees, and availability of fuel also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a single source of revenue —a state or jurisdiction’s proportionate share of periodic payments made by tobacco companies under the Master Settlement Agreement (the “MSA”) entered into by participating cigarette manufacturers, 46 states, and other jurisdictions in November of 1998 in settlement of certain smoking-related litigation. Annual payments on the bonds are dependent on the receipt by the issuer of future settlement payments under the MSA. These annual payments are subject to numerous adjustments. The actual amount of future settlement payments depends on annual domestic cigarette shipments, inflation, market share gains by non-participating cigarette manufacturers, the resolution of disputes between the states and participating tobacco companies regarding diligent enforcement of statutes requiring escrow payments from non-participating manufacturers and other factors. MSA adjustments may cause bonds to be repaid faster or slower than originally projected. Tobacco bonds are subject to additional risks, including the risk that a tobacco company defaults on its obligation to make payments to the state or that the MSA or state legislation enacted pursuant to the MSA is void or unenforceable. Cigarette shipments (and therefore MSA payments) will be negatively affected by increased government regulation (such as a ban on menthol cigarettes), price increases above the rate of inflation, increases in indoor and outdoor smoking restrictions, and increases in sales of other nicotine delivery devices (such as electronic cigarettes, smoking cessation products and smokeless tobacco).

Water and Sewer. Water and sewer revenue bonds are generally secured by the fees charged to each user of the service. The issuers of water and sewer revenue bonds generally enjoy a monopoly status and latitude in their ability to raise rates. However, lack of water supply due to insufficient rain, run-off, or snow pack can be a concern and has led to past defaults. Further, public resistance to rate increases, declining numbers of customers in a particular locale, costly environmental litigation, and Federal environmental mandates and the associated costs are challenges faced by issuers of water and sewer bonds.

See APPENDIX O for a description of ratings.

Municipal Lease Obligations. Municipal lease obligations and participations in municipal leases are undivided interests in a portion of an obligation in the form of a lease or installment purchase or conditional sales contract which is issued by a state, local government, or a municipal financing corporation to acquire land, equipment, and/or facilities (collectively hereinafter referred to as “lease obligations”). Generally lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged.

Instead, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate, and make the payments due under the lease obligation. As a result of this structure, municipal lease obligations are generally not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities.

Lease obligations may contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. If the municipality does not appropriate in its budget enough to cover the payments on the lease obligation, the lessor may have the right to repossess and relet the property to another party. Depending on the property subject to the lease, the value of the property may not be sufficient to cover the debt.

In addition to the risk of “non-appropriation,” municipal lease securities may not have as highly liquid a market as conventional municipal bonds. Furthermore, municipal lease obligations generally have the same risk characteristics as Municipal Instruments.

Options. An option is a contract which conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific amount or value of a particular underlying interest at a specific price (called the “exercise” or “strike” price) at one or more specific times before the option expires. The underlying interest of an option contract can be a security, currency, index, future, swap, commodity, or other type of financial instrument. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option purchaser is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date.

Options can be traded either through established exchanges (“exchange traded options”) or privately negotiated transactions (over-the-counter or “OTC options”). Exchange traded options are standardized with respect to, among other things, the underlying interest, expiration date, contract size and strike price. The terms of OTC options are generally negotiated by the parties to the option contract which allows the parties greater flexibility in customizing the agreement, but OTC options are generally less liquid than exchange traded options.

All option contracts involve credit risk if the counterparty to the option contract (e.g., the clearing house or OTC counterparty) or the third party effecting the transaction in the case of cleared options (e.g., futures commission merchant or broker/dealer) fails to perform. The credit risk in OTC options that are not cleared is dependent on the credit worthiness of the individual counterparty to the contract and may be greater than the credit risk associated with cleared options.

When purchasing a put option, the purchaser obtains the right (but not the obligation) to sell a specific amount or value of a particular interest to the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical put option can expect to realize a gain if the price of the underlying interest falls. However, if the underlying interest’s price does not fall enough to offset the cost of purchasing the option, the purchaser of a put option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

When purchasing a call option, the purchaser obtains the right (but not the obligation) to purchase a specified amount or value of a particular interest from the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical call option can expect to realize a gain if the price of the underlying interest rises. However, if the underlying interest’s price does not rise enough to offset the cost of purchasing the option, the buyer of a call option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The purchaser of a call or put option may terminate its position by allowing the option to expire, exercising the option or closing out its position by entering into an offsetting option transaction if a liquid market is available If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser would complete the purchase or sale, as applicable, of the underlying interest to the option writer at the strike price.

The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to buy or sell (depending on whether the option is a put or a call) a specified amount or value of a particular interest at the strike price if the purchaser of the option chooses to exercise it.

Generally, an option writer sells options with the goal of obtaining the premium paid by the option purchaser. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer’s potential loss is equal to the amount the option is “in-the-money” when the option is exercised offset by the premium received when the option was written. A call option is in-the-money if the value of the underlying interest exceeds the strike price of the option, and so the call option writer’s loss is theoretically unlimited. A put option is in-the-money if the strike price of the option exceeds the value of the underlying interest, and so the put option writer’s loss is limited to the strike price. Generally, any profit realized by an option purchaser represents a loss for the option writer. The writer of an option may seek to terminate a position in the option before exercise by closing out its position by entering into an offsetting option transaction if a liquid market is available. If the market is not liquid for an offsetting option, however, the writer must continue to be prepared to sell or purchase the underlying asset at the strike price while the option is outstanding, regardless of price changes.

If a fund is the writer of a cleared option, the fund is required to deposit initial margin. Additional margin may also be required. If the fund is the writer of an uncleared option, the fund may be required to deposit initial margin and additional margin.

A physical delivery option gives its owner the right to receive physical delivery (if it is a call), or to make physical delivery (if it is a put) of the underlying interest when the option is exercised. A cash-settled option gives its owner the right to receive a cash payment based on the difference between a determined value of the underlying interest at the time the option is exercised and the fixed exercise price of the option. In the case of physically settled options, it may not be possible to terminate the position at any particular time or at an acceptable price. A cash-settled call conveys the right to receive a cash payment if the determined value of the underlying interest at exercise exceeds the exercise price of the option, and a cash-settled put conveys the right to receive a cash payment if the determined value of the underlying interest at exercise is less than the exercise price of the option.

Combination option positions are positions in more than one option at the same time. A spread involves being both the buyer and writer of the same type of option on the same underlying interest but different exercise prices and/or expiration dates. A straddle consists of purchasing or writing both a put and a call on the same underlying interest with the same exercise price and expiration date.

The principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price of the underlying interest in relation to the exercise price of the option, the volatility of the underlying interest and the remaining period to the expiration date.

If a trading market in particular options were illiquid, investors in those options would be unable to close out their positions until trading resumes, and option writers may be faced with substantial losses if the value of the underlying interest moves adversely during that time. However, there can be no assurance that a liquid market will exist for any particular options product at any specific time. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options. Exchanges or other facilities on which options are traded may establish limitations on options trading, may order the liquidation of positions in excess of these limitations, or may impose other sanctions that could adversely affect parties to an options transaction.

Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer and is therefore subject to the same risks as other equity securities.  Preferred stock has precedence over common stock in the event the issuer is liquidated or declares bankruptcy, but is junior to the interests of the debt instruments of the issuer. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. The level of “auction rate” dividends are reset periodically through an auction process. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. The value of preferred stock is sensitive to changes in interest rates and to changes in the issuer’s credit quality.

Real Estate-Related Investments. Investment in real estate-related investments or derivatives whose value is based on real estate related indicators are subject to similar risks to those associated with the direct ownership of real estate and with the real estate industry in general. Real estate-related investments are affected by general, regional, and local economic conditions; difficulties in valuing and disposing of real estate; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations, and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; and other factors.

Real estate investment trusts (“REITs”) are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. The affairs of REITs are managed by the REIT’s sponsor and, as such, the performance of the REIT is dependent on the management skills of the REIT’s sponsor.  REITs are not diversified, and are subject to the risks of financing projects.

REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. An investor will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the investor.

Equity REITs and similar entities formed under the laws of non-U.S. countries may be affected by changes in the value of the underlying property owned by the trusts. Mortgage REITs and similar entities formed under the laws of non-U.S. countries may be affected by default or payment problems relating to underlying mortgages, the quality of credit extended, interest rates and prepayments of the underlying mortgages. Equity and mortgage REITs are also subject to heavy cash flow dependency, borrower default, and self-liquidation.

Mortgage REITs are also subject to different combinations of prepayment, extension, interest rate and other market risks. The real estate mortgages underlying mortgage REITs are generally subject to a faster rate of principal repayments in a declining interest rate environment and to a slower rate of principal repayments in an increasing interest rate environment.

Hybrid REITs share the characteristics and risks of equity REITs and mortgage REITs.

REITs could be adversely affected by failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended, and similar risks may also apply to securities of entities similar to REITs formed under the laws of non-U.S. countries. In addition, REITs may be adversely affected by changes in federal tax law, for example, by limiting their permissible businesses or investments.

Repurchase Agreements. A repurchase agreement is an agreement under which a buyer would acquire a security for a relatively short period of time (usually not more than a week) subject to the obligation of the seller to repurchase and the buyer to resell such security at a fixed time and price (representing the buyer’s cost plus interest).  The buyer bears the risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the buyer is delayed or prevented from exercising its rights to dispose of the collateral.  This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. If Fund assets and/or collateral is maintained by a third party custodian, the Fund is also subject to the credit risk of the third party custodian.

Restricted Securities. Restricted securities are securities that are subject to legal restrictions on their resale. Difficulty in selling securities may result in a loss or be costly to an investor. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, an investor sells securities and receives cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counterparty to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the investor. Unless the appreciation and income on assets purchased with proceeds from reverse repurchase agreements exceed the costs associated with them, the investor’s performance is lower than it otherwise would have been.  A reverse repurchase agreement can be viewed as a borrowing.  If a Fund makes additional investments with the proceeds while a reverse repurchase agreement is outstanding, this may be considered a form of leverage.

Securities of Other Investment Companies. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, exchange-traded funds, business development companies, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but involve additional expenses at the investment company-level, such as a proportionate share of portfolio management fees and operating expenses. A Fund may invest in an affiliated money market fund. Certain types of investment companies, such as closed-end investment companies and exchange-traded funds, trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value (NAV) per share. Unregistered investment companies are subject to less regulation. The extent to which a Fund can invest in securities of other investment companies is limited by the Investment Company Act of 1940.

Short Sales. A seller may make short sales that are made “against the box” and also those that are not made “against the box.”  A short sale that is not made “against the box” is a transaction in which a party sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the seller must borrow the security to make delivery to the buyer. The seller then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. It may not be possible to liquidate or close out the short sale at any particular time or at an acceptable price. In addition, a fund may need to sell other investments to meet its short sale obligations at a time when it would not otherwise do so. The price at such time may be more or less than the price at which the security was sold by the seller. To the extent that the seller invests the proceeds from the short sale in other securities, the seller is subject to the risks of the securities purchased with the proceeds in addition to the risks of the securities sold short. Until the security is replaced, the seller is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the seller also may be required to pay a premium, which would increase the cost of the security sold. The seller also will incur transaction costs in effecting short sales.

The seller will incur a loss as a result of the short sale if the price of the security or index increases between the date of the short sale and the date on which the seller replaces the borrowed security. Such loss may be unlimited.  The seller will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the seller may be required to pay in connection with a short sale. The overall benefit to the seller will depend on how the short sale performs relative to the market price of the securities purchased with the proceeds from the short sale.

A seller may also make short sales “against the box,” i.e., when a security identical to one owned by the seller is borrowed and sold short. If the seller enters into a short sale against the box, it is required to hold securities equivalent in-kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. The seller will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box and will forgo an opportunity for capital appreciation in the security.

Sovereign Debt Obligations. Sovereign debt obligations are issued or guaranteed by governments or their agencies of developed and emerging market countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of emerging countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. There is little legal recourse against sovereign issuers other than what such an issuer may determine to provide.  In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

Structured Securities.  Structured securities (also called “structured notes”) are debt instruments, the interest rate or principal of which is determined by an unrelated indicator.  The value of the principal of and/or interest on structured securities is determined by reference to the value of one or more underlying indicators or the difference between underlying indicators.  Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure or index.  If MFS attempts to use a structured security as a hedge against, or as a substitute for, a portfolio investment, the structured security may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving structured securities can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Structured securities may also be subject to liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt instruments.  In addition, because the purchase and sale of structured securities takes place in an over-the-counter market, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty’s creditworthiness deteriorates. If the counterparty defaults, the other party’s risk of loss consists of the amount of payments that the non-defaulting party is contractually entitled to receive.

Swaps.  A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Swaps include “caps,” “floors,” “collars” and options on swaps, or “swaptions.”  A “cap” transaction is one in which one party pays a single or periodic fixed amount and the other party pays a floating amount equal to the amount by which a specified fixed or floating rate or other indicator exceeds another rate or indicator (multiplied by a notional amount). A “floor” transaction is one in which one party pays a single or periodic fixed amount and the other party pays a floating amount equal to the excess, if any, of a specified rate or other indicator over a different rate or indicator (multiplied by a notional amount). A “collar” transaction is a combination of a cap and a floor in which one party pays the floating amount on the cap and the other party pays the floating amount on the floor. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms. Swaps can take many different forms and are known by a variety of names and other types of swaps may be available.

Swaps can be closed out by physical delivery of the underlying indicator(s) or payment of the cash settlement on settlement date, depending on the terms of the particular agreement. For example, in a physically delivered credit default swap on a specific security, in the event of a credit event one party agrees to pay par on the security while the other party agrees to deliver the security. Other swap agreements provide for cash settlement. For example, in a typical interest rate swap, one party agrees to pay a fixed rate of interest determined by reference to a specified interest rate or index multiplied by a specified amount (the “notional amount”), while the other party agrees to pay an amount equal to a floating rate of interest determined by reference to an interest rate or index which is reset periodically and multiplied by the same notional amount. On each payment date, the obligations of parties are netted against each other, with only the net amount paid by one party to the other.

It may not be possible to close out a swap at any particular time or at an acceptable price. The inability to close swap positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

Swaps may be entered into for hedging or non-hedging purposes. If MFS attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the swap may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving swaps can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Legislation has been enacted that has resulted in and will result in numerous regulatory changes related to swaps, including margin, clearing, trading, and reporting requirements. These regulatory changes are expected to occur over time and could materially and adversely affect the ability of the Fund to buy or sell swaps and increase the cost of swaps. In the future, swaps may be required to be subject to initial as well as variation margin requirements. Initial margin is typically calculated as a percentage of the swap’s notional amount. Additional variation margin will be required based on changes in the daily market value of the swap.

Swaps may also be subject to liquidity risk because it may not be possible to close out the swap prior to settlement date and an investor would remain obligated to meet margin requirements until the swap is closed. In addition, swaps that are not centrally cleared are subject to the creditworthiness of the counterparty to the swap, and their values may decline substantially if the counterparty’s creditworthiness deteriorates. For these types of swaps, if the counterparty defaults, the other party’s risk of loss generally consists of the net amount of gains that the non-defaulting party is contractually entitled to receive minus any margin deposited by the defaulting party.

In a cleared transaction, performance of the transaction will be effected by a central clearinghouse rather than by the bank or broker that is the Fund’s original counterparty to the transaction. Swaps that are centrally cleared will be subject to the creditworthiness of the FCM(s) and clearing organizations involved in the transaction. The credit risk in uncleared swaps is dependent on the creditworthiness of the individual counterparty to the swap and may be greater than the credit risk associated with cleared swaps.

Swaps can provide exposure to a variety of different types of investments or market factors. The most significant factor in the performance of swaps is the change in the underlying price, rate, index level, or other indicator that determines the amount of payments to be made under the arrangement. The risk of loss in trading swaps can be substantial because of the low margin deposits required, the extremely high degree of leverage involved in swaps, and the potential high volatility of the swaps markets. As a result, a relatively small price movement in a swap may result in immediate and substantial loss (or gain) to the investor. Thus, a purchase or sale of a swap may result in unlimited losses. In the event of adverse price movements, an investor would continue to be required to make daily cash payments to maintain its required margin. In addition, for physically settled swaps, on the settlement date an investor may be required to make delivery of the indicators underlying the swaps it holds.

Temporary Defensive Positions. In response to adverse market, economic, industry, political, or other conditions, MFS may depart from its investment strategies for a Fund by temporarily investing for defensive purposes. MFS may invest a large portion or all of a Fund’s assets in cash (including foreign currency) or cash equivalents, including an affiliated money market fund, obligations of banks (including certificates of deposit, bankers’ acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

Tender Option Bonds. Tender option bonds are created when municipal instruments are transferred to a special purpose trust which issues two classes of certificates.  The first class, commonly called floating rate certificates, pays an interest rate that is typically reset weekly based on a specified index.  The second class, commonly called inverse floaters, pays an interest rate based on the difference between the interest rate earned on the underlying municipal instruments and the interest rate paid on the floating rate certificates, after expenses.

Variable and Floating Rate Securities. Variable and floating rate securities are debt instruments that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that may change with changes to the level of prevailing interest rates or the issuer’s credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). The market-dependent liquidity features may not operate as intended as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them for an extended period of time or until maturity.

Warrants. Warrants are derivative instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants can be physically or cash settled depending on the terms of the warrant and can be issued by the issuer of the underlying equity security or a third party. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued, Delayed-Delivery, and Forward-Commitment Transactions. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued or delivered as anticipated.  If a Fund makes additional investments while a delayed delivery purchase is outstanding, this may result in a form of leverage.

Zero Coupon Bonds, Deferred Interest Bonds, and Payment-In-Kind Bonds. Zero coupon and deferred interest bonds are debt instruments which are issued at a discount from face value. The discount approximates the total amount of interest the instruments will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the instrument at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind bonds are debt instruments which provide that the issuer may, at its option, pay interest on such instruments in cash or in the form of additional debt instruments. Such instruments may involve greater credit risks and may experience greater volatility than debt instruments which pay interest in cash currently.

APPENDIX L - INVESTMENT RESTRICTIONS

Fundamental investment restrictions cannot be changed without the approval of a Majority Shareholder Vote.  Non-fundamental policies can be changed without shareholder approval.

For MFS Commodity Strategy Fund:

As fundamental investment restrictions, the Fund:

1.              May not borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the “1940 Act”) and exemptive orders granted under such Act.

2.              May not underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

3.              May not issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

4.              May not make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

5.              May purchase or sell real estate, commodities, or commodity contracts to the extent permitted by applicable law.

6.              May not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided, however, that the Fund may invest more than 25% of its total assets in investments that provide exposure to the group of industries that comprise the commodities sector.

As a non-fundamental policy, the Fund:

1.              Will not invest in illiquid investments if more than 15% of the Fund’s net assets (taken at market value) would be invested in such securities.

Except for the Fund’s fundamental investment restriction no. 1 and the Fund’s non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund’s non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

For purposes of fundamental investment restriction no. 6, investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing, are not considered an investment in any particular industry.

For purposes of fundamental investment restriction no. 6, investments in other investment companies are not considered an investment in any particular industry and portfolio securities held by an underlying fund in which the Fund may invest are not considered to be securities purchased by the Fund.

For purposes of fundamental investment restriction no. 6, MFS uses a customized set of industry groups for classifying securities based on classifications developed by third party providers.

MFS Emerging Markets Debt Local Currency Fund

As fundamental investment restrictions, the Fund:

1.              May borrow money to the extent not prohibited by applicable law.

2.              May underwrite securities issued by other persons to the extent not prohibited by applicable law.

3.              May issue senior securities to the extent not prohibited by applicable law.

4.              May make loans to the extent not prohibited by applicable law.

5.              May purchase or sell real estate or commodities to the extent not prohibited by applicable law.

6.              May not purchase any securities of an issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing; or securities issued by investment companies) in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

As a non-fundamental policy, the Fund:

1.              Will not invest in illiquid investments if more than 15% of the Fund’s net assets (taken at market value) would be invested in such securities.

Except for the Fund’s fundamental investment restriction no. 1 and the Fund’s non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund’s non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

For purposes of fundamental investment restriction no. 6, MFS uses a customized set of industry groups for classifying securities based on classifications developed by third party providers.

MFS Global Alternative Strategy Fund, MFS Equity Opportunities Fund, MFS Global Equity Fund, MFS Global Growth Fund, MFS Global Total Return Fund, and MFS Inflation-Adjusted Bond Fund:

As fundamental investment restrictions, the Fund:

1.              May not borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the “1940 Act”) and exemptive orders granted under such Act.

2.              May not underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

3.              May not issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

4.              May not make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

5.              May not purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

6.              May not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

As a non-fundamental policy, the Fund:

1.              Will not invest in illiquid investments if more than 15% of the Fund’s net assets (taken at market value) would be invested in such securities.

Except for fundamental investment restriction no. 1 and the Fund’s non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund’s non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

For purposes of fundamental investment restriction no. 5, investments in certain types of derivative instruments whose value is related to commodities or commodity contracts, including swaps and structured notes, are not considered commodities or commodity contracts.

For purposes of fundamental investment restriction no. 6, investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing, are not considered an investment in any particular industry.

For purposes of fundamental investment restriction no. 6, investments in other investment companies are not considered an investment in any particular industry and portfolio securities held by an underlying fund in which the Fund may invest are not considered to be securities purchased by the Fund.

For purposes of fundamental investment restriction no. 6, MFS uses a customized set of industry groups for classifying securities based on classifications developed by third party providers.

MFS Strategic Income Fund

As fundamental investment restrictions, the Fund:

1.              May not borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the “1940 Act”) and exemptive orders granted under such Act.

2.              May not underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

3.              May not issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

4.              May not make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

5.              May not purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

6.              May not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

As a non-fundamental policy, the Fund:

1.              Will not invest in illiquid investments if more than 15% of the Fund’s net assets (taken at market value) would be invested in such securities.

Except for fundamental investment restriction no. 1 and the Fund’s non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund’s non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

For purposes of fundamental investment restriction no. 5, investments in certain types of derivative instruments whose value is related to commodities or commodity contracts, including swaps and structured notes, are not considered commodities or commodity contracts.

For purposes of fundamental investment restriction no. 6, investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing, are not considered an investment in any particular industry.

For purposes of fundamental investment restriction no. 6, MFS uses a customized set of industry groups for classifying securities based on classifications developed by third party providers.

MFS Utilities Fund:

As fundamental investment restrictions, the Fund:

1.              May not borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the “1940 Act”) and exemptive orders granted under such Act.

2.              May not underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

3.              May not issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

4.              May not make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

5.              May not purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

6.              May not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at least 25% of its total assets in the utilities industry.

As a non-fundamental policy, the Fund:

1.              Will not invest in illiquid investments if more than 15% of the Fund’s net assets (taken at market value) would be invested in such securities.

Except for the Fund’s fundamental investment restriction no. 1 and the Fund’s non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund’s non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

For purposes of fundamental investment restriction no. 5, investments in certain types of derivative instruments whose value is related to commodities or commodity contracts, including swaps and structured notes, are not considered commodities or commodity contracts.

For purposes of fundamental investment restriction no. 6, investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing, are not considered an investment in any particular industry.

For purposes of fundamental investment restriction no. 6, investments in other investment companies are not considered an investment in any particular industry and portfolio securities held by an underlying fund in which the Fund may invest are not considered to be securities purchased by the Fund.

For purposes of fundamental investment restriction no. 6, MFS uses a customized set of industry groups for classifying securities based on classifications developed by third party providers.

APPENDIX M - PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brokerage Commissions

The following brokerage commissions were paid by the Fund during the specified time periods:

Fund	Fiscal Year Ended	Brokerage Commissions Paid by Fund

MFS Commodity Strategy Fund	October 31, 2014[1]	$0
	April 30, 2014	$1,313
	April 30, 2013	$2,013

MFS Emerging Markets Debt Local Currency Fund	October 31, 2014[2]	$532
	July 31, 2014	$1,831
	July 31, 2013	$233

MFS Equity Opportunities Fund	October 31, 2014	$482,866
	October 31, 2013	$277,990
	October 31, 2012	$290,804

MFS Global Alternative Strategy Fund	October 31, 2014	$421,901
	October 31, 2013	$219,453
	October 31, 2012	$129,721

MFS Global Equity Fund	October 31, 2014	$367,177
	October 31, 2013	$451,361
	October 31, 2012	$209,401

MFS Global Growth Fund	October 31, 2014	$104,523
	October 31, 2013	$124,400
	October 31, 2012	$143,351

MFS Global Total Return Fund	October 31, 2014	$176,678
	October 31, 2013	$169,313
	October 31, 2012	$185,326

MFS Inflation-Adjusted Bond Fund	October 31, 2014	$0
	October 31, 2013	$0
	October 31, 2012	$0

MFS Strategic Income Fund	October 31, 2014	$6,133
	October 31, 2013	$4,049
	October 31, 2012	$1,607

MFS Utilities Fund	October 31, 2014	$4,693,813
	October 31, 2013	$6,019,395
	October 31, 2012	$5,440,817

1 The fund changed its fiscal year end from April 30 to October 31 effective for the period ending October 31, 2014.

2 The fund changed its fiscal year end from July 31 to October 31 effective for the period ending October 31, 2014.

Brokerage Commissions Paid to broker-dealer affiliates of UBS Group AG (“UBS Brokers”)

Fund	Fiscal Year Ended	Affiliated Broker	Dollar Amount of Brokerage Commissions Paid to UBS Broker	Percentage of Aggregate Commissions Paid to UBS Broker	Percentage of Aggregate Dollar Amount of Transactions Effected Through UBS Broker

MFS Global Alternative Strategy Fund	October 31, 2014	BANCO PACTUAL_S.A. RIO DE JANEIRO	$336.53	0.15%	0.00	%*
		UBS AG (LONDON EQUITIES, LONDON)	$3,505.57	0.83%	0.00	%*
		UBS AG STAMFORD, CT	$4,009.74	0.95%	0.36%
		UBS INTERNATIONAL LTD	$1,474.03	0.35%	0.00	%*
		UBS LIMITED	$0.57	0.00%	0.00	%*
		UBS SECURITIES ASIA LTD	$1,360.68	0.32%	0.00	%*
		UBS SECURITIES HONG KONG LTD	$49.73	0.01%	0.00	%*
		UBS SECURITIES LLC (WARBURG)	$10.56	0.00%	0.02%
		UBS SECURITIES LLC (WARBURG) (UBS Subadvised)	$1,263.66	0.30%	0.00	%*
		UBS WARBURG PTE LTD	$7.40	0.00%	0.00	%*
		UBS WABURG SECS INDIA PVT MUMBAI	$27.68	0.01%	0.00	%*
		UBS WABURG SECURITIES LTD SEOUL	$16.20	0.00%	0.00	%*
		UBS WABURG SECURITIES TAIWAN	$500.85	0.12%	0.00	%*

		Total	$12,563.20	3.05%	0.4%

	October 31, 2013	6294 WARBURG DILLON READ SECS LDN ** EUR	$4.97	0.00%	0.00	%*
		BANCO PACTUAL_S.A. RIO DE JANEIRO	$44.10	0.02%	0.00	%*
		UBS AG (LONDON EQUITIES, LONDON)	$4,507.85	2.05%	0.00	%*
		UBS AG LONDON	$166.49	0.08%	0.00	%*
		UBS AG STAMFORD, CT	$6,426.41	2.93%	0.00	%*
		UBS SECURITIES ASIA LTD	$1,647.04	0.75%	0.00	%*
		UBS SECURITIES HONG KONG LTD	$294.78	0.13%	0.00	%*
		UBS SECURITIES LLC (WARBURG)	$56.81	0.03%	0.00	%*
		UBS WARBURG PTE LTD	$297.90	0.14%	0.00	%*
		UBS WARBURG SECS INDIA PVT MUMBAI	$53.13	0.02%	0.00	%*
		UBS WARBURG SECURITIES LTD SEOUL	$32.26	0.01%	0.00	%*
		UBS WARBURG SECURITIES TAIWAN	$111	0.05%	0.00	%*

		Total	$13,642.74	6.22%	0.0%

	October 31, 2012	6294 WARBURG DILLON READ SECS LDN ** EUR	$2.53	0.0%	0.00	%*
		BANCO PACTUAL_S.A. RIO DE JANEIRO	$53.30	0.04%	0.00	%*
		UBS AG (LONDON EQUITIES, LONDON)	$1,659.11	1.28%	0.00	%*
		UBS AG LONDON	$57	0.04%	0.00	%*

Fund	Fiscal Year Ended	Affiliated Broker	Dollar Amount of Brokerage Commissions Paid to UBS Broker	Percentage of Aggregate Commissions Paid to UBS Broker	Percentage of Aggregate Dollar Amount of Transactions Effected Through UBS Broker
		UBS AG STAMFORD, CT	$487.63	0.38%	0.00	%*
		UBS SECURITIES ASIA LTD	$846.13	0.65%	0.00	%*
		UBS SECURITIES AUSTRALIA LTD	$9.85	0.01%	0.00	%*
		UBS SECURITIES HONG KONG LTD	$156.35	0.12%	0.00	%*
		UBS SECURITIES LLC (WARBURG)	$2,130.64	1.64%	0.00	%*
		UBS SECURITIES LLC (WARBURG) (UBS SubAdvised)	$2,346.47	1.81%	0.00	%*
		UBS SECURITIES LTD SEOUL	$21.45	0.02%	0.00	%*
		UBS WARBURG PTE LTD	$39.69	0.03%	0.00	%*
		UBS WARBURG SECS INDIA PVT MUMBAI	$25.89	0.02%	0.00	%*
		UBS WARBURG SECURITIES TAIWAN	$86.38	0.07%	0.00	%*
		WARBURG DILLON READ NY DTC00642	$112.46	0.09%	0.00	%*

		Total	$8,034.88	6.19%	0.0%

*Due to rounding.

Securities Issued by Regular Broker/Dealers

During the fiscal year ended October 31, 2014, the Fund purchased securities issued by the following regular broker/dealers of the Fund, and the following table sets forth the value of the Fund’s aggregate holdings of the securities of each such issuer as of October 31, 2014:

Fund	Broker/Dealer		Value of Securities

MFS Commodity Strategy Fund[1]	Bank of America/Merrill Lynch		$11,446,386
	Bank of New York		$1,655,676
	Citigroup Inc.		$855,106
	Credit Suisse Group		$526,972
	JPMorgan Chase & Co	.	$0	[3]
	Morgan Stanley		$0	[3]
	Toyota Financial Services		$0	[3]
	UBS AG		$3,693,707

MFS Emerging Markets Debt Local Currency Fund[2]	Banco Bilbao Viscaya		$0	[3]
	Bank of America/Merrill Lynch		$0	[3]
	Citigroup Inc.		$0	[3]
	JPMorgan Chase & Co	.	$0	[3]

MFS Equity Opportunities Fund	Bank of America/Merrill Lynch		$0	[3]
	Citigroup Inc.		$0	[3]

Fund	Broker/Dealer		Value of Securities
	JPMorgan Chase & Co	.	$10,001,759
	Morgan Stanley		$0	[3]
	Wells Fargo Advisors LLC		$12,748,661

MFS Global Alternative Strategy Fund	LPL Financial Corporation		$63,244
	Bank of America/Merrill Lynch		$2,095,365
	Morgan Stanley Smith Barney		$0	[3]
	NDD/PNC Bank		$0	[3]

MFS Global Equity Fund	Goldman Sachs Group Inc.		$24,709,719

MFS Global Growth Fund	None		Not Applicable

MFS Global Total Return Fund	Bank of America/Merrill Lynch		$3,667,629
	Citigroup Inc.		$2,357,742
	Goldman Sachs Group Inc.		$12,015,956
	JPMorgan Chase & Co	.	$20,133,488
	Wells Fargo Advisors LLC		$19,168,018

MFS Inflation-Adjusted Bond Fund	None		Not Applicable

MFS Strategic Income Fund	Bank of America/Merrill Lynch		$4,840,285
	Citigroup Inc.		$2,647,124
	Goldman Sachs Group Inc.		$2,262,567
	JPMorgan Chase & Co	.	$3,695,156
	Morgan Stanley		$5,550,452

MFS Utilities Fund	None		Not Applicable

1 The fund changed its fiscal year end from April 30 to October 31 effective for the period ending October 31, 2014.

2 The fund changed its fiscal year end from July 31 to October 31 effective for the period ending October 31, 2014.

3 The Fund sold the security prior to October 31, 2014

Transactions with Research Firms

During the fiscal year ended October 31, 2014, the Fund allocated the following amount of transactions and related commissions to broker/dealer firms that have been deemed by MFS to provide valuable Research (“Research Firms”).  The provision of Research was not necessarily a factor in the placement of this business with such Research Firms.  The amounts shown do not include transactions directed to electronic communications networks owned by the Research Firms for execution only services.

Fund	Dollar Amount of Transactions with Research Firms	Commissions Paid on Transactions with Research Firms

MFS Commodity Strategy Fund[1]	$246,959,776	$0

MFS Emerging Markets Debt Local Currency Fund[2]	$0	$0

Fund	Dollar Amount of Transactions with Research Firms	Commissions Paid on Transactions with Research Firms
MFS Equity Opportunities Fund	$1,121,939,943	$476,591

MFS Global Alternative Strategy Fund	$451,938,935	$199,934

MFS Global Equity Fund	$478,915,589	$356,167

MFS Global Growth Fund	$123,687,343	$102,066

MFS Global Total Return Fund	$260,013,926	$174,981

MFS Inflation-Adjusted Bond Fund	$0	$0

MFS Strategic Income Fund	$0	$0

MFS Utilities Fund	$4,473,505,379	$4,512,527

1 The fund changed its fiscal year end from April 30 to October 31 effective for the period ending October 31, 2014.

2 The fund changed its fiscal year end from July 31 to October 31 effective for the period ending October 31, 2014.

APPENDIX N - RECIPIENTS OF NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS

This list of recipients below is current as of January 1, 2015, and any additions, modifications, or deletions to this list that have occurred since that date are not reflected. The portfolio holdings of the Fund that may be provided to one or more of these recipients, or to which one or more of these recipients have access, may be the Fund’s current portfolio holdings. As a condition to receiving or being provided access to non-public Fund portfolio holdings, the recipients listed below must agree, or otherwise have an independent duty, to maintain this information in confidence and/or agree not to trade directly or indirectly based on the information. MFS will use reasonable efforts to monitor a recipient’s use of non-public portfolio holdings information provided under these agreements by means that may include contractual provisions, periodic due diligence, notices reminding a recipient of their obligations, or other commercially reasonable means.

Name of Recipient	Purpose of Disclosure
Abel Noser Corp.	Analytical Tool
Atos	IT Client Services and Desktop Architecture
Barclays Capital	Software Vendor
MSCI BARRA, Inc.	Analytical Tool
Bloomberg, L.P.	Analytical Tool
Board of Trustees	Fund Governance
Checkfree Corp.	Software Vendor
Citigroup	Analytical Tool
Cogent Consulting	Consultant
Deloitte & Touche LLP	Independent Registered Public Accounting Firm for Certain Funds
eA Data Automation Services, LLC	Data Formatting and Organization Service
Eagle Investment Systems Corp	Accounting System
Ernst & Young LLP	Independent Registered Public Accounting Firm for Certain Funds
FactSet Research Systems Inc.	Analytical Tool
GainsKeeper, Inc.	Accounting System
Global Trading Analytics	Analytical Tool
Institutional Shareholder Services Inc.	Proxy Service Provider
Investor Tools Perform	Analytical Tool
ITG, Inc.	Analytical Tool
JP Morgan Chase Bank*	Fund Custodian for Certain Funds/Derivatives Collateral Manager
J.P. Morgan Securities Inc.**	Analytical Tool
KPMG, LLP***	Client
Lipper Inc.	Publication Preparation
Markit Group	Pricing Service
Massachusetts Financial Services Company	Fund Management
MFS Fund Distributors, Inc.	Fund Distribution
OMGEO LLC	Software Vendor
RiskMetrics	Analytical Tool
Ropes & Gray LLP	Legal Counsel
RR Donnelly	Software Vendor and Typesetting and Printing Services
R.V. Kuhns & Associates Inc.***	Consultant
S&P Capital IQ	Fund Pricing
State Street Bank and Trust Company	Fund Custodian for Certain Funds
Style Research	Software Vendor
Trade Informatics	Analytical Tool
UBS Global Asset Manager (Americas), Inc. ****	Fund Management

N - 1

Name of Recipient	Purpose of Disclosure
Wilshire Analytics/Axiom	Analytical Tool

*

JPMorgan Chase Bank also receives non-public portfolio holdings information from UBS Global Asset Management (Americas), Inc. in its role as the derivatives collateral manager for the portion of the MFS Global Alternative Strategy Fund for which UBS serves as sub-adviser.

**	JP Morgan Securities receives non-public portfolio holdings information for the MFS High Income Fund only.
***

KPMG, LLP receives limited non-public portfolio holdings information for the MFS Global Equity Fund and the MFS Emerging Markets Debt Fund in order to satisfy auditor independence rules; R.V. Kuhns & Associates, Inc. acts as a consultant to KPMG and receives the same limited non-public holdings information for these Funds.

****	UBS Global Asset Management (Americas), Inc. receives non-public portfolio holdings information regarding the portion of MFS Global Alternative Strategy Fund for which it serves as sub-adviser.

N - 2

APPENDIX O - DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Standard & Poor’s Ratings Services and FitchRatings Services represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

Excerpts From Moody’s Investors Service Description of its Ratings

Moody’s Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Moody’s short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Excerpts From Standard & Poor’s Ratings Services Description of its Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations: (1) likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation, and the promise Standard and Poor’s imputes; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B  A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C  A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D  A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Excerpts from Fitch Ratings Description of its Ratings

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

AAA: Highest credit quality.

‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality.

‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality.

‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality.

‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.

‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly speculative.

‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk.

Default is a real possibility.

CC: Very high levels of credit risk.

Default of some kind appears probable.

C: Exceptionally high levels of credit risk.

Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a “C” category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD: Restricted default.

‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D: Default.

‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-Term IDR category or to Long-Term IDR categories below “B”.

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1:  Highest short-term credit quality.

Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2:  Good short-term credit quality.

Good intrinsic capacity for timely payment of financial commitments.

F3:  Fair short-term credit quality.

The intrinsic capacity for timely payment of financial commitments is adequate.

B:  Speculative short-term credit quality.

Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C:  High short-term default risk.

Default is a real possibility.

RD:  Restricted default.

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D:  Default.

Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Investment Adviser

Massachusetts Financial Services Company

111 Huntington Avenue, Boston, MA 02199

(617) 954-5000

Distributor

MFS Fund Distributors, Inc.

111 Huntington Avenue, Boston, MA 02199

(617) 954-5000

Shareholder Servicing Agent

MFS Service Center, Inc.

P.O. Box 55824, Boston, MA 02205-5824

Toll free:  1-800-225-2606

MFS® SERIES TRUST VI

MFS® Global Equity Fund

MFS® Global Total Return Fund

MFS® Utilities Fund

PART C

Item 28.                                                  Exhibits

(a)         1                 Amended and Restated Declaration of Trust of the Registrant, dated December 16, 2004. (21)

2                 Amendment, dated March 10, 2005, to the Declaration of Trust – Establishment and Designation of Class R Shares, Class R3 Shares, Class R4 Shares and Class R5 Shares for MFS Global Equity Fund, MFS Global Total Return Fund and MFS Utilities Fund.  (18)

3                 Amendment, dated April 1, 2005, to the Declaration of Trust – Redesignation of Class R1 Shares as Class R Shares and of Class R2 Shares as Class R3 Shares for MFS Global Equity Fund, MFS Global Total Return Fund and MFS Utilities Fund.  (18)

4                 Amendment, dated April 22, 2008, to the Declaration of Trust - Redesignation of Class R3 Shares, Class R4 Shares and Class R5 Shares for MFS Global Equity Fund, MFS Global Return Fund and MFS Utilities Fund.  (24)

5                 Amendment, dated August 19, 2008, to the Declaration of Trust - Establishment and Designation of Class W Shares for MFS Utilities Fund.  (24)

6                 Amendment, dated November 14, 2008, Certification of Amendment to the Declaration of Trust – Designation of Shares.  (23)

7                 Amendment, dated March 3, 2009, Certification of Amendment to the Declaration of Trust – Termination of Class.  (14)

8                 Amendment, dated December 20, 2011, to the Declaration of Trust – Establishment and Designation of Class R5 Shares for MFS Global Equity Fund and MFS Global Total Return Fund.  (16)

9                 Amendment, dated May 21, 2012, to the Declaration of Trust – Redesignation of Class W Shares to Class R5 Shares for MFS Utilities Fund.  (11)

(b)                                 Master Amended and Restated By-Laws, dated January 1, 2002, as revised through November 1, 2014.  (10)

(c)                                  Copies of instruments defining the rights of shareholders, including the relevant portions of:  the Amended and Restated Declaration of Trust, dated December 16, 2004, as amended through May 21, 2012 (see Section 6.2), and the Amended and Restated By-Laws, dated January 1, 2002 as revised through November 1, 2014 (see Article III).  (20)

(d)         1                 Investment Advisory Agreement for the Trust, dated January 1, 2002.  (6)

2                 Amendment, dated January 1, 2004, to the Investment Advisory Agreement, dated January 1, 2002, by MFS Series Trust VI on behalf of the MFS Global Equity Fund.  (17)

3                 Amendment, dated as of November 1, 2008, to the Investment Advisory Agreement, dated January 1, 2002, by MFS Series Trust VI on behalf of the MFS Utilities Fund.  (23)

(e)          1                 Distribution Agreement between the Trust and MFS Fund Distributors, Inc., dated January 1, 1995.  (1)

2                 Dealer Agreement between MFS Fund Distributors, Inc. (“MFD”) and a dealer, dated January 2015.  (2)

(f)                                   Not Applicable.

(g)          1                 Custodian Agreement between the Registrant and JPMorgan Chase Bank, N.A., dated November 13, 2006.  (19)

2                 Appendix A, as of March 31, 2014, to the Custodian Agreement between Registrant and JPMorgan Chase Bank, N.A., dated November 13, 2006.  (8)

3                 Appendix E, as of October 7, 2010, to the Custodian Agreement between the Registrant and JPMorgan Chase Bank, N.A., dated November 13, 2006.  (15)

4                 Amendment No. 1, as of May 5, 2010, to Custodian Agreement between the Registrant and JPMorgan Chase Bank, N.A., dated November 13, 2006.  (12)

5                 Schedule X, as of May 21, 2013, to the Custodian Agreement between each of the Investment Companies listed on Appendix A thereto and JP Morgan Chase Bank, N.A.  (4)

6                 Fund Accounting Agreement between the Registrant and JPMorgan Investor Services Company, dated November 13, 2006.  (19)

7                 Appendix A, as of March 31, 2014, to the Fund Accounting Agreement between the Registrant and JPMorgan Chase Bank, N.A. (Successor in interest to J.P.Morgan Investor Services Co.), dated November 13, 2006.  (8)

8                 Restated Appendix B, as of May 5, 2010, to the Fund Accounting Agreement between the Registrant and JPMorgan Investor Services Co., dated November 13, 2006.  (12)

(h)         1                 Shareholder Servicing Agent Agreement between the Registrant and MFS Service Center, Inc., dated August 10, 1990.  (1)

2                 Amendment to Exhibit B of Shareholder Servicing Agreement to amend the Fee Schedule, dated April 1, 2003 .  (13)

3                 Amendment to Shareholder Servicing Agreements, dated February 22, 2005.  (22)

4                 Amendment (Massachusetts Privacy Provision), dated February 15, 2011, to the Shareholder Servicing Agreement, dated August 10, 1990.  (16)

5                 Master Administrative Services Agreement, dated March 1, 1997, as amended and restated August 1, 2014.  (9)

(i)             1                 Opinion and Consent of Counsel, dated December 27, 2011.  (16)

2                 Legal Opinion Consent, dated February 26, 2015; filed herewith.

(j)                                    Consent of Ernst & Young, LLP, dated February 23, 2015; filed herewith.

(k)                                 Not Applicable.

(l)                                     Not Applicable.

(m)     1                 Amended and Restated Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective January 1, 1997 as Amended and Restated effective May 30, 2012.  (7)

2                 Exhibit A, as revised August 28, 2014, to the Amended and Restated Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective January 1, 1997 as Amended and Restated effective May 30, 2012.  (9)

(n)         1                 Amended and Restated Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 effective September 6, 1996 as amended and restated effective May 30, 2012.  (7)

2                 Exhibit A, as revised August 28, 2014, to the Amended and Restated Plan pursuant to Rule 18f-3(d) effective September 6, 1996, as amended and restated effective May 30, 2012.  (9)

(o)                                 Reserved.

(p)         1                 MFS Investment Management Code of Ethics as amended and restated effective September 19, 2014 pursuant to Rule 17j-1 under the Investment Company Act of 1940. (5)

2                 Code of Ethics for Personal Trading and Conduct for Non-Management Directors of MFS, effective June 4, 2014.  (3)

3                 Code of Ethics for Non-MFS Management Trustees effective January 1, 2005, as amended through February 27, 2013, recertified on January 14, 2014.  (10)

Power of Attorney, dated May 6, 2014 (Trustees); filed herewith

Power of Attorney, dated October 1, 2014 (Stelmach) (DiLorenzo); filed herewith

(1)                     Incorporated by reference to Registrant’s Post-Effective Amendment No. 8 (EXHIBIT NO. 99.6(b); and 99.9(a)), filed with the SEC via EDGAR on October 23, 1995.

(2)                     Incorporated by reference to MFS Series Trust V (File Nos. 2-38613 and 811-2031) Post-Effective Amendment No. 76 (EXHIBIT NO. 99.(e) 2), filed with the SEC via EDGAR on January 27, 2015.

(3)                     Incorporated by reference to MFS Series Trust XII (File Nos. 333-126328 and 811-21780) Post-Effective Amendment No. 40 (EXHIBIT NO. 99.(p) 2), filed with the SEC via EDGAR on August 27, 2014.

(4)                     Incorporated by reference to MFS Series Trust XIII (File Nos. 2-74959 and 811-03327) Post-Effective Amendment No. 53 (EXHIBIT NO. 99.(g) 9), filed with the SEC via EDGAR on June 27, 2013.

(5)                     Incorporated by reference to MFS Series Trust XVI (File Nos. 2-36431 and 811-02032) Post-Effective Amendment No. 57 (EXHIBIT NO. 99.(p) 1), filed with the SEC via EDGAR on October 27, 2014.

(6)                     Incorporated by reference to Registrant’s Post-Effective Amendment No. 17 (EXHIBIT NO. 99.4), filed with the SEC via EDGAR on February 28, 2002.

(7)                     Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 48 (EXHIBIT NO. 99.(m) 1; and 99.(n) 1), filed with the SEC via EDGAR on May 29, 2012.

(8)                     Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 56 (EXHIBIT NO. 99.(g) 2 and 99.(g) 7), filed with the SEC via EDGAR on May 29, 2014.

(9)                    Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 98 (EXHIBIT NO. 99.(h) 5, 99.(m) 2 and 99.(n) 2), filed with the SEC via EDGAR on September 25, 2014.

(10)              Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 100 (EXHIBIT NO. 99.(b) and 99.(p) 3), filed with the SEC via EDGAR on November 25, 2014.

(11)              Incorporated by reference to Registrant’s Post-Effective Amendment No. 36 (EXHIBIT NO. 99.(a) 9), filed with the SEC via EDGAR on February 27, 2013.

(12)              Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 73 (EXHIBIT NO. 99.(g) 6; and 99.(g) 9), filed with the SEC via EDGAR on May 21, 2010.

(13)              Incorporated by reference to Registrant’s Post-Effective Amendment No. 20 (EXHIBIT NO. 99.8(b)), filed with the SEC via EDGAR on October 30, 2003.

(14)              Incorporated by reference to Registrant’s Post-Effective Amendment No. 29 (EXHIBIT NO. 99.(a) 7), filed with the SEC via EDGAR on December 21, 2009.

(15)              Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 76 (EXHIBIT NO. 99.(g) 7), filed with the SEC via EDGAR on November 24, 2010.

(16)              Incorporated by reference to Registrant’s Post-Effective Amendment No. 33 (EXHIBIT NO. 99.(a) 8; 99.(h) 4; and 99.(i)), filed with the SEC via EDGAR on December 29, 2011.

(17)              Incorporated by reference to Registrant’s Post-Effective Amendment No. 21 (EXHIBIT NO. 99.4(b)), filed with the SEC via EDGAR on February 27, 2004.

(18)              Incorporated by reference to Registrant’s Post-Effective Amendment No. 23 (EXHIBIT NO. 99.1(b); and 99.1(c)), filed with the SEC via EDGAR on March 31, 2005.

(19)              Incorporated by reference to MFS Series Trust II (File Nos.33-7637 and 811-4775) Post-Effective Amendment No. 39 (EXHIBIT NO. 99.7(A); AND 99.7(B)), filed with the SEC via EDGAR on January 26, 2007.

(20)              Amended and Restated Declaration of Trust, dated December 16, 2004, as amended through May 21, 2012, incorporated by reference to Post-Effective Amendment No. 22 (EXHIBIT NO. 99.1), to the Registrant’s Registration Statement filed with the SEC via EDGAR on February 25, 2005; Amended and Restated By-Laws dated January 1, 2002, as revised through November 1, 2014 incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 100 (EXHIBIT NO. 99.(b), filed with the SEC via EDGAR on November 25, 2014.

(21)              Incorporated by reference to Registrant’s Post-Effective Amendment No. 22 (EXHIBIT NO. 99.1), filed with the SEC via EDGAR on February 25, 2005.

(22)              Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 55 (EXHIBIT NO. 99.8(c)), filed with the SEC via EDGAR on March 14, 2005.

(23)              Incorporated by reference to Registrant’s Post-Effective Amendment No. 28 (EXHIBIT NO. 99.(a) 6; and 99.(d) 3), filed with the SEC via EDGAR on February 26, 2009.

(24)              Incorporated by reference to Registrant’s Post-Effective Amendment No. 27 (EXHIBIT NO. 99.(a) 4; and 99.(a) 5), filed with the SEC via EDGAR on August 27, 2008.

Item 29.                                                  Persons Controlled by or under Common Control with the Registrant

The Registrant is not controlled by or under common control with any other person.

Item 30.                                                  Indemnification

The Registrant’s organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacities.  Article V of the Registrant’s Amended and Restated Declaration of Trust provides that every person who is or has been a Trustee, Trustee Emeritus or officer of the Trust shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which that individual becomes involved as a party or otherwise by virtue of being or having been a Trustee, Trustee Emeritus or officer and against amounts paid or incurred by that individual in the settlement thereof.

In addition, section 4 of the Distribution Agreement provides that MFS Fund Distributors, Inc. (“MFD”) will indemnify and hold harmless the Trust and each of its Trustees and officers and each person, if any, who controls the Trust within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Act”) against any loss, liability, damages, claim or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damages, claim or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any person’s acquiring any shares, which may be based upon the Act or any other statute or common law, on account of any wrongful act of MFD or any of its employees (including any failure to conform with any requirement of any state or federal law or the Rules of Fair Practice of the National Association of Securities Dealers, Inc. relating to the sale of shares) or on the ground that the registration statement or prospectus as from time to time may be amended and supplemented, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, unless any such act, statement or omission was made in reliance upon information furnished to MFD by or on behalf of the Trust, provided however that in no case is the indemnity of MFD in favor of any person indemnified to be deemed to protect the Trust or any such person against any liability to which the Trust or any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its or his duties or by reason of its or his reckless disregard of its obligations and duties under the Distribution Agreement.

In addition, section 9 of the Shareholder Servicing Agent Agreement provides that the Fund will indemnify MFS Service Center, Inc. against and hold harmless from any and all losses, claims,

damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit as a result of acting in accordance with instructions reasonably believed to have been executed or orally communicated by any person duly authorized by the Fund or its principal underwriter, or as a result of acting in accordance with written or oral advice reasonably believed to have been given by counsel for the Fund, or as a result of acting in accordance with any instrument or share certificate reasonably believed to have been genuine and signed, countersigned or executed by any person or persons authorized to sign, countersign or execute the same (unless contributed to by gross negligence or bad faith).

The Trustees and Officers of the Registrant and the personnel of the Registrant’s investment adviser and principal underwriter are insured under an errors and omissions liability insurance policy.  The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

The Trust has also agreed to contractually provide each Trustee with assurance that indemnification will be available.  The agreement between the Trust and each Trustee, in addition to delineating certain procedural aspects relating to indemnification and advancement of expenses, provides that Each of the Funds severally shall indemnify and hold harmless the Trustee against any and all Expenses actually incurred or paid by the Trustee in any Proceeding in connection with the Trustee’s service to the relevant Fund, unless (i) the Trustee did not act in good faith in the reasonable belief that his or her action was in the best interests of the Fund or (ii) the Trustee is liable to the Fund or its shareholders by reason of the Trustee’s disabling conduct, or there has been a final adjudication on the merits in a relevant proceeding that the Trustee’s conduct fell within (i) or (ii).

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 31.                                                  Business and Other Connections of Investment Adviser

Business backgrounds of the principal executive officers and directors of Massachusetts Financial Services Company, the Registrant’s investment adviser (the “Investment Adviser” or “MFS”) that also hold positions with the Registrant are included under “Trustees and Officers” in the Statement(s) of Additional Information included in this Registration Statement.  Certain principal executive officers and directors of the Investment Adviser serve as officers or directors of some or all of the Investment Adviser’s corporate affiliates and certain officers of the Investment Adviser serve as officers of some or all of the MFS funds and/or officers or directors of certain MFS investment products.  Each principal executive officer of MFS has been engaged during the past two fiscal years in no business profession, vocation or employment of a substantial nature other than as an officer and/or director of the Investment Adviser or certain of the Investment Adviser’s corporate affiliates except as noted under “Trustees and Officers” in the Statement(s) of Additional Information included in this Registration Statement.

Principal executive officers and directors of the Investment Advisor not included under “Trustees and Officers” in the Statement(s) of Additional Information included in this Registration Statement are listed below:

Name and Current Position with the Investment Adviser	Non-MFS business, profession, vocation or employment

Stephen C. Peacher Director, MFS	President, Sun Life Investment Management and Chief Investment Officer of Sun Life Financial

Colm J. Freyne Director, MFS	Executive Vice President and Chief Financial Officer of Sun Life Financial

The identity of those corporate affiliates is identified below.

Investment Adviser Corporate Affiliate	Address
MFS Institutional Advisors, Inc.	111 Huntington Ave., Boston, Massachusetts 02199-7632 U.S.A.
MFS Fund Distributors, Inc.	111 Huntington Ave., Boston, Massachusetts 02199-7632 U.S.A.
MFS Service Center, Inc.	100 Hancock Street, Quincy, MA 02171 U.S.A.
MFS International LTD.	Canon’s Court, 22 Victoria Street, Hamilton, HM12, Bermuda
MFS International Holdings PTY LTD	One Carter Lane London EC4V 5ER U.K.
MFS International (U.K.) Limited	One Carter Lane, London EC4V 5ER, U.K.
MFS International Switzerland GMBH	Bahnhofstrasse 100, 8001 Zurich, Switzerland
MFS International (Hong Kong) Limited	Unit 37, Level 18, Wheelock House 20 Pedder Street Central, Hong Kong
MFS do Brasil Desenvolvimento de Mercado Ltda. (Brazil)	Rua Joaquim Floriano, 1.052 – 11[o] Andar, conjunto 111, Itaim Bibi, Sao Paulo, SP, Brazil 04534-004
MFS International (Chile) SPA	Santiago Isidora 3000 Av Isidora Goyenechea #3000, Las Condes, Santiago, Chile
MFS International Singapore PTE. LTD.	501 Orchard Road, #13-01/03/04 Wheelock Place Singapore 238880
MFS Investment Management Company (LUX) S.a.r.l.	19, Rue de Bitbourg L-1273 Luxembourg

MFS Investment Management K.K.	16 F Daido Seimei Kasumigaseki Building, 1-4-2 Kasumigaseki 1-chome, Chiyoda-ku, Tokyo, Japan 100-0013
Sun Life of Canada (U.S.) Financial Services Holdings, Inc.	111 Huntington Ave., Boston, Massachusetts 02199-7632 U.S.A.
3060097 Nova Scotia Company	1959 Upper Water Street Suite 1100, Halifax, Nova Scotia, Canada B3J3N2
MFS Investment Management Canada Limited	77 King Street West, 35th Floor Toronto, Ontario, Canada M5K 1B7
MFS Bermuda Holdings LTD.	Canon’s Court 22 Victoria Street Hamilton, HM 12, Bermuda
MFS Heritage Trust Company	111 Huntington Ave., Boston, Massachusetts 02199-7632 U.S.A.

The MFS Funds include the following.  The address of the MFS Funds is:  111 Huntington Ave., Boston, MA 02199-7632.

Massachusetts Investors Trust

Massachusetts Investors Growth Stock Fund

MFS Series Trust I

MFS Series Trust II

MFS Series Trust III

MFS Series Trust IV

MFS Series Trust V

MFS Series Trust VI

MFS Series Trust VII

MFS Series Trust VIII

MFS Series Trust IX

MFS Series Trust X

MFS Series Trust XI

MFS Series Trust XII

MFS Series Trust XIII

MFS Series Trust XIV

MFS Series Trust XV

MFS Series Trust XVI

MFS Municipal Series Trust

MFS Variable Insurance Trust

MFS Variable Insurance Trust II

MFS Variable Insurance Trust III

MFS Institutional Trust

MFS California Municipal Fund

MFS Charter Income Trust

MFS Government Markets Income Trust

MFS High Income Municipal Trust

MFS High Yield Municipal Trust

MFS InterMarket Income Trust I

MFS Intermediate High Income Fund

MFS Intermediate Income Trust

MFS Investment Grade Municipal Trust

MFS Municipal Income Trust

MFS Multimarket Income Trust

MFS Special Value Trust

Item 32.                                                  Principal Underwriters

(a)                                 MFS Fund Distributors, Inc. (the “Distributor”) acts as the principal underwriter of the following investment companies:

Massachusetts Investors Trust

Massachusetts Investors Growth Stock Fund

MFS Series Trust I

MFS Series Trust II

MFS Series Trust III

MFS Series Trust IV

MFS Series Trust V

MFS Series Trust VI

MFS Series Trust VII

MFS Series Trust VIII

MFS Series Trust IX

MFS Series Trust X

MFS Series Trust XI

MFS Series Trust XII

MFS Series Trust XIII

MFS Series Trust XV

MFS Series Trust XVI

MFS Municipal Series Trust

MFS Variable Insurance Trust

MFS Variable Insurance Trust II

MFS Variable Insurance Trust III

MFS Institutional Trust

(b)                     Directors and officers of the Distributor are described below:

Name	Title with the Distributor	Positions with the Registrant

James A. Jessee	Director, Chairman of the Board and President	None
Robert J. Manning	Director	Trustee
Mark N. Polebaum	Secretary	Secretary and Clerk
Mary K. Scotten	Chief Compliance Officer	None
Charuda (Bee) Upatham-Costello	Treasurer and Senior Group Controller	None

Kimberly M. Collins	Assistant Secretary	None
Ethan D. Corey	Assistant Secretary	Assistant Secretary and Assistant Clerk
Daniel W. Finegold	Assistant Secretary	None
Mitchell C. Freestone	Assistant Secretary	None
Jay C. Herold	Assistant Secretary	None
Susan S. Newton	Assistant Secretary	Assistant Secretary and Assistant Clerk
Lisa A. Sheeler	Assistant Secretary	None
Timothy F. Tierney	Tax Officer and Assistant Treasurer	None

The principal business address of each of these persons is 111 Huntington Ave., Boston, MA 02199-7632.

(c)                      Not applicable.

Item 33.                                                  Location of Accounts and Records

The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

NAME	ADDRESS

Massachusetts Financial Services Company (investment adviser)	111 Huntington Avenue Boston, MA 02199-7632

MFS Fund Distributors, Inc. (principal underwriter)	111 Huntington Avenue Boston, MA 02199-7632

State Street Bank & Trust Company (custodian)	State Street Financial Center One Lincoln Street Boston, MA 02111-2900

JP Morgan Chase (custodian)	270 Park Avenue New York, NY 10017

MFS Service Center, Inc. (transfer agent)	100 Hancock Street North Quincy, MA 02171

Ropes & Gray (counsel)	Prudential Tower 800 Boylston Street Boston, MA 02199-3600

Iron Mountain, Inc. (storage vendor)	1 Federal Street Boston, MA 02110

Institutional Shareholder Services, Inc. (proxy voting administrator)	702 King Farm Boulevard Suite 4000 Rockville, MD 20850-4045

UBS Global Asset Management (Americas) Inc., (sub-adviser)	1285 Avenue of the Americas New York, NY 10019

Sun Capital Advisers LLC (former investment adviser)	1 Sun Life Park Wellesley Hills, MA 02481

Autonomy Corporation Limited (storage vendor)	1140 Enterprise Way Sunnyvale, CA 94089-1412

Item 34.                                                  Management Services

None.

Item 35.                                                  Undertakings

None.

NOTICE

Notice is hereby given that this Registration Statement has been executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually, and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or shareholders of the Registrant individually, but are binding only upon the assets and property of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 26th day of February 2015.

MFS® SERIES TRUST VI

By:	ROBIN A. STELMACH*
Name:	Robin A. Stelmach
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on February 26, 2015.

SIGNATURE	TITLE

ROBIN A STELMACH*	President (Principal Executive Officer)
Robin A. Stelmach

DAVID L. DILORENZO*	Principal Financial and Accounting Officer
David L. DiLorenzo

STEVEN E. BULLER*	Trustee
Steven E. Buller

ROBERT E. BUTLER*	Trustee
Robert E. Butler

MAUREEN R. GOLDFARB*	Trustee
Maureen R. Goldfarb

DAVID H. GUNNING*	Trustee
David H. Gunning

WILLIAM R. GUTOW*	Trustee
William R. Gutow

MICHAEL HEGARTY*	Trustee
Michael Hegarty

JOHN P. KAVANAUGH*	Trustee
John P. Kavanaugh

ROBERT J. MANNING*	Trustee
Robert J. Manning

MARYANNE L. ROEPKE*	Trustee
Maryanne L. Roepke

ROBIN A. STELMACH*	Trustee
Robin A. Stelmach

LAURIE J. THOMSEN*	Trustee
Laurie J. Thomsen

ROBERT W. UEK*	Trustee
Robert W. Uek

*By:	SUSAN S. NEWTON
Name:	Susan S. Newton
as Attorney-in-fact

Executed by Susan S. Newton on behalf of those indicated pursuant to a Power of Attorney, dated May 6, 2014 (Trustees), and a Power of Attorney, dated October 1, 2014 (Stelmach) (DiLorenzo); filed herewith.

MFS Series Trust I

MFS Series Trust II

MFS Series Trust III

MFS Series Trust IV

MFS Series Trust V

MFS Series Trust VI

MFS Series Trust VII

MFS Series Trust VIII

MFS Series Trust IX

MFS Series Trust X

MFS Series Trust XI

MFS Series Trust XII

MFS Series Trust XIII

MFS Series Trust XIV

MFS Series Trust XV

MFS Series Trust XVI

Massachusetts Investors Growth Stock Fund

Massachusetts Investors Trust

MFS Institutional Trust

MFS Municipal Series Trust

MFS Variable Insurance Trust

MFS Variable Insurance Trust II

MFS Variable Insurance Trust III

MFS California Municipal Fund

MFS Charter Income Trust

MFS Government Markets Income Trust

MFS High Income Municipal Trust

MFS High Yield Municipal Trust

MFS InterMarket Income Trust I

MFS Intermediate High Income Fund

MFS Intermediate Income Trust

MFS Investment Grade Municipal Trust

MFS Multimarket Income Trust

MFS Municipal Income Trust

MFS Special Value Trust

(each a “Registrant”)

POWER OF ATTORNEY

The undersigned, a Trustee of each of the above-mentioned Registrants, hereby severally constitutes and appoints Mark N. Polebaum, Susan S. Newton, Christopher R. Bohane, Thomas H. Connors, Brian E. Langenfeld and Susan A. Pereira, and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for each of the undersigned, in the names of, and in the capacities indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned have hereunto set their hand on this 6th day of May, 2014.

STEVEN E. BULLER	Trustee
Steven E. Buller

ROBERT E. BUTLER	Trustee
Robert E. Butler

MAUREEN R. GOLDFARB	Trustee
Maureen R. Goldfarb

DAVID H. GUNNING	Trustee
David H. Gunning

WILLIAM R. GUTOW	Trustee
William R. Gutow

MICHAEL HEGARTY	Trustee
Michael Hegarty

JOHN P. KAVANAUGH	Trustee
John P. Kavanaugh

ROBERT J. MANNING	Trustee
Robert J. Manning

MARYANNE L. ROEPKE	Trustee
Maryanne L. Roepke

ROBIN A. STELMACH	Trustee
Robin A. Stelmach

LAURIE J. THOMSEN	Trustee
Laurie J. Thomsen

ROBERT W. UEK	Trustee
Robert W. Uek

MFS Series Trust I

MFS Series Trust II

MFS Series Trust III

MFS Series Trust IV

MFS Series Trust V

MFS Series Trust VI

MFS Series Trust VII

MFS Series Trust VIII

MFS Series Trust IX

MFS Series Trust X

MFS Series Trust XI

MFS Series Trust XII

MFS Series Trust XIII

MFS Series Trust XIV

MFS Series Trust XV

MFS Series Trust XVI

Massachusetts Investors Growth Stock Fund

Massachusetts Investors Trust

MFS Institutional Trust

MFS Municipal Series Trust

MFS Variable Insurance Trust

MFS Variable Insurance Trust II

MFS Variable Insurance Trust III

MFS California Municipal Fund

MFS Charter Income Trust

MFS Government Markets Income Trust

MFS High Income Municipal Trust

MFS High Yield Municipal Trust

MFS InterMarket Income Trust I

MFS Intermediate High Income Fund

MFS Intermediate Income Trust

MFS Investment Grade Municipal Trust

MFS Multimarket Income Trust

MFS Municipal Income Trust

MFS Special Value Trust

(each a “Registrant”)

POWER OF ATTORNEY

The undersigned, being the President and Principal Executive Officer, and Treasurer and Principal Financial and Accounting Officer, respectively, of each of the above-mentioned Registrants, hereby severally constitutes and appoints Mark N. Polebaum, Susan S. Newton, Christopher R. Bohane, Thomas H. Connors, Brian E. Langenfeld and Susan A. Pereira, and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for each of the undersigned, in the names of, and in the capacities indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned have hereunto set their hand on this 1st day of October, 2014.

ROBIN A. STELMACH	President (Principal Executive Officer)
Robin A. Stelmach

DAVID L. DILORENZO	Principal Financial and Accounting Officer
David L. DiLorenzo

INDEX TO EXHIBITS

EXHIBIT NO.		DESCRIPTION OF EXHIBIT	PAGE NO.

(i)	2	Legal Opinion Consent, dated February 26, 2015.

(j)		Consent of Ernst & Young, LLP, dated February 23, 2015.